                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

               Mortgage Pass-Through Certificates, Series 2001-C1

                         Classes A1, A2, B, C, D and E

                           $844,405,000 (APPROXIMATE)

                                 -------------

                           CMBS NEW ISSUE TERM SHEET

                                 -------------

                                 JULY 13, 2001

[SALOMON SMITHBARNEY LOGO]                              [GREENWICH CAPITAL LOGO]


[FIRST UNION LOGO]

                                [JP MORGAN LOGO]

                                                              [UBS WARBURG LOGO]

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



                      This page intentionally left blank.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

CONTACT INFORMATION

                                                PHONE                  FAX                    EMAIL
                                                -----                  ---                    -----
SSB               TRADING/DISTRIBUTION
                  Paul Vanderslice          (212) 723-6156       (212) 723-8599       paul.t.vanderslice@ssmb.com
                  Jeff Lewis                (212) 723-6156       (212) 723-8599       jeff.lewis@ssmb.com
                  Jeff Sturdevant           (212) 723-6156       (212) 723-8599       jeff.sturdevant@ssmb.com

                  FINANCE
                  Angela Vleck              (212) 816-8087       (212) 816-8307       angela.j.vleck@ssmb.com
                  Joseph Siragusa           (212) 816-7973       (212) 202-3865       joseph.siragusa@ssmb.com
                  Elsie Mao                 (212) 816-1299       (212) 816-8307       elsie.mao@ssmb.com
                  Jay Dewaltoff             (212) 816-7976       (212) 816-8307       jay.a.dewaltoff@ssmb.com
                  Paul Goodwin              (212) 816-9203       (212) 816-8307       paul.goodwin@ssmb.com

                  ANALYTICS
                  Nancy Wilt                (212) 816-7808       (212) 816-8307       nancy.wilt@ssmb.com

GREENWICH         TRADING/DISTRIBUTION
                  Chris McCormack           (203) 625-2900       (203) 618-2033       christopher.mccormack@gcm.com
                  Brian Schwartz            (203) 625-2900       (203) 618-2033       brian.schwartz@gcm.com

                  FINANCE
                  Mark Jarrell              (203) 618-2373       (203) 618-2134       mark.jarrell@gcm.com
                  David Goodwin             (203) 618-2226       (203) 618-2134       david.goodwin@gcm.com
                  Andrew Snow               (203) 625-2775       (203) 618-2134       andrew.snow@gcm.com
                  Philip Holmes             (203) 618-2377       (203) 618-2134       philip.holmes@gcm.com

                  ANALYTICS
                  Chris Lau                 (203) 625-2900       (203) 618-2033       chris.lau@gcm.com

ARTESIA           TRADING/DISTRIBUTION
                  Frank Persyn            011-322-204-3781     011-322-204-3751       Frank.Persyn@artesiabc.be

                  FINANCE
                  Diana Kelsey Kutas        (425) 313-3999       (425) 313-1005       Diana@artesiamortgage.com

J.P. MORGAN       TRADING/DISTRIBUTION
                  Brian Baker               (212) 648-1413       (212) 648-5907       baker_brian@jpmorgan.com
                  Glenn Riis                (212) 648-1413       (212) 648-5907       riis_glenn@jpmorgan.com
                  Andy Taylor               (212) 648-1413       (212) 648-5907       taylor_andrewb@jpmorgan.com


FIRST UNION       TRADING/DISTRIBUTION
                  Scott Fuller              (704) 383-8267       (704) 383-9165       scott.fuller@funb.com
                  Bob Ricci                 (704) 383-8267       (704) 383-9165       robert.ricci@funb.com

UBS WARBURG       TRADING/DISTRIBUTION
                  Ronald Garner             (212) 713-8645       (212) 713-2099       ronald.garner@ubsw.com
                  David McNamara            (212) 713-6189       (212) 713-1489       david.mcnamara@ubsw.com

                  LEGAL
                  Robert Pettinato          (212) 713-8769       (212) 713-4391       robert.pettinato@ubsw.com

                  FINANCE
                  Ahmed Alali               (212) 713-8518       (212) 713-2099       ahmed.alali@ubsw.com

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

SBMS 2001-C1 SUMMARY STRATS                   as of date: 7/1/01     956,833,199
--------------------------------------------------------------------------------
Overview of Collateral Pool                               printed:  7/9/01 16:23

INSTITUTION          #LOANS               #PROPS             $                    %
SBRC                   71                   71          438,408,413             45.82
GCFP                   61                   62          336,063,117             35.12
AMCC                   51                   51          182,361,669             19.06

Total                 183                  184          956,833,199            100.00

U/WNCF
DSCR    TOP 10 LOANS                                              $             %
1.27x   Atrium at Highpoint (SBRC)                            20,851,862      2.18
1.34x   Van Ness Post Centre (GCFP)                           19,074,366      1.99
1.27x   90 William Street (GCFP)                              18,720,068      1.96
1.20x   Ironwood Apartments (GCFP)                            17,233,985      1.80
1.33x   Savi Ranch Center (AMCC)                              16,854,242      1.76
1.51x   Union Square Marketplace Shopping Center (GCFP)       15,936,244      1.67
1.20x   Sterling Plaza Shopping Center (GCFP)                 15,567,216      1.63
1.33x   Metro Park (GCFP)                                     15,438,960      1.61
1.29x   Plaza Gardens (SBRC)                                  14,933,183      1.56
1.26x   400 Valley Road (AMCC)                                13,964,498      1.46

TOP 5 PROP TYPES                             #              $                %
         Anchored Retail                     41        275,888,023         28.83
         Office                              41        263,668,286         27.56
         Multifamily                         35        166,149,704         17.36
         Unanchored Retail                   25         77,188,375          8.07
         Mixed Use                            9         57,739,424          6.03

PROPERTY TYPE STRAT                           #             $                %
         Anchored Retail                     41        275,888,023         28.83
         Health Care                          1          1,322,154          0.14
         Hotel                                3         15,461,569          1.62
         Industrial                          13         36,809,489          3.85
         Mixed Use                            9         57,739,424          6.03
         Mobile Home Park                     2         12,472,130          1.30
         Multifamily                         35        166,149,704         17.36
         Office                              41        263,668,286         27.56
         Office/Industrial                    9         29,862,229          3.12
         Self Storage                         3         15,555,233          1.63
         Unanchored Retail                   25         77,188,375          8.07
         Other                                2          4,716,583          0.49
    Total # Properties                      184        956,833,199        100.00

TOP 10 STATES                                 #             $                %
         S CA                                28        169,402,452         17.70
         N CA                                17        122,733,771         12.83
         TX                                   8         64,562,773          6.75
         NY                                  13         62,425,930          6.52
         MA                                   9         51,517,652          5.38
         NJ                                   7         40,315,227          4.21
         GA                                   8         38,612,845          4.04
         VA                                   5         37,374,117          3.91
         FL                                   8         33,429,866          3.49
         CT                                   4         31,333,743          3.27

                                           WEIGHTED AVERAGE U/W NCF DSCR = 1.30X
                                                       min / max = 1.16x / 4.02x

U/W NCF DSCR STRAT                           #              $                %
1.00 to 1.09                                 --                 --            --
1.10 to 1.19                                 10         73,741,823          7.71
1.20 to 1.24                                 40        206,492,266         21.58
1.25 to 1.29                                 60        362,791,799         37.92
1.30 to 1.39                                 40        189,460,781         19.80
1.40 to 1.49                                 17         65,555,203          6.85
1.50 to 1.59                                  5         27,612,078          2.89
1.60 to 1.69                                  7         24,942,180          2.61
     >= 1.70                                  4          6,237,069          0.65
Total # Loans                               183        956,833,199        100.00

Top 3 loans      6.13%                                            Moody's
Top 5 loans      9.69%                                          Herf Index
Top 10 loans    17.62%                                            114.54

                                                AVERAGE BALANCE = $5.229 MILLION
                                                        min / max 0.392 / 20.852

CURRENT BALANCE STRAT                        #             $                 %
$0 to $999,999                              13          9,443,517           0.99
$1,000,000 to $2,499,999                    34         56,252,353           5.88
$2,500,000 to $4,999,999                    63        229,284,538          23.96
$5,000,000 to $7,499,999                    33        203,743,918          21.29
$7,500,000 to $9,999,999                    21        183,536,059          19.18
$10,000,000 to $14,999,999                  11        134,895,870          14.10
$15,000,000 to $199,999,999                  8        139,676,943          14.60
     Total # Loans                         183        956,833,199         100.00

                                                                    WAC = 7.707%
                                                         min / max 6.850 / 9.170

GROSS COUPON STRAT                           #             $                 %
0.00% to 6.99%                               2         10,026,499           1.05
7.00% to 7.24%                              17         95,372,680           9.97
7.25% to 7.49%                              37        269,920,496          28.21
7.50% to 7.74%                              48        182,860,171          19.11
7.75% to 7.99%                              30        135,942,581          14.21
8.00% to 8.24%                              27        159,843,609          16.71
8.25% to 8.49%                               8         34,286,106           3.58
8.50% to 8.74%                              11         54,554,814           5.70
      >= 8.75%                               3         14,026,242           1.47
Total # Loans                              183        956,833,199         100.00

                                                  as of date: 7/1/01 WAM = 111.1
                                                          min / max 53.0 / 237.0

REMAINING TERM STRAT                         #             $                 %
  0 to 83                                    8         74,191,583           7.75
 84 to 107                                  29        129,471,312          13.53
108 to 119                                 134        722,819,753          75.54
120 to 143                                   3         14,739,405           1.54
144 to 179                                   2          5,002,708           0.52
180 to 215                                   6          5,537,236           0.58
216 to 239                                   1          5,071,203           0.53
  >=240                                     --                 --             --
Total # Loans                              183        956,833,199         100.00


                                           WEIGHTED AVERAGE CURRENT LTV = 71.66%
                                                             min / max 35% / 81%

CURRENT LTV STRAT                           #              $                 %
    0% to 49.99%                            11         23,806,867           2.49
50.00% to 54.99%                             5         10,362,801           1.08
55.00% to 59.99%                             9         47,783,019           4.99
60.00% to 64.99%                            17         75,529,994           7.89
65.00% to 69.99%                            29        148,135,341          15.48
70.00% to 74.99%                            56        327,927,401          34.27
75.00% to 79.99%                            54        311,495,200          32.55
80.00% to 84.99%                             2         11,792,576           1.23
       >= 85.00%                            --                 --             --
Total # Loans                              183        956,833,199         100.00

RETAIL PROPERTY TYPES                       #              $                 %
Anchored Retail                             20        158,630,379          16.58
Shadow Anchored Retail                       9         54,710,597           5.72
Single Tenant Retail, Anchor                12         62,547,047           6.54
Unanchored Retail                           16         53,210,078           5.56
Single Tenant Retail, Non-Anchor             9         23,978,296           2.51

Total # Properties                          66        353,076,398          36.90

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  BOND CLASSES

          SERIES 2001-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                                                                                               APPROX.
                              EXPECTED INITIAL        APPROX. % OF                                            WEIGHTED
                             AGGREGATE PRINCIPAL         INITIAL       APPROX. % OF        PASS-THROUGH        AVERAGE
                             BALANCE OR NOTIONAL      MORTGAGE POOL   INITIAL CREDIT     RATE DESCRIPTION       LIFE
CLASS        RATINGS(1)            AMOUNT               BALANCE           SUPPORT               (2)           (YEARS)(3)
A1(4)        Aaa/AAA           $222,712,000              23.28             23.00             Fixed Rate           5.70
 A2(4)       Aaa/AAA            514,049,000              53.72             23.00             Fixed Rate           9.38
 B           Aa2/AA              40,665,000               4.25             18.75            Fixed/WAC Cap         9.63
 C           A2/A                40,666,000               4.25             14.50            Fixed/WAC Cap         9.67
 D           A3/A-               11,960,000               1.25             13.25            Fixed/WAC Cap         9.72
 E           Baa1/BBB+           14,353,000               1.50             11.75            Fixed/WAC Cap         9.72

PRIVATELY PLACED CLASSES

X(4)         Aaa/AAA            956,833,198(5)          100.00              N/A             Variable Rate          N/A
F            Baa2/BBB                                                       N/A             Fixed/WAC Cap          N/A
G            Baa3/BBB-                                                      N/A                 WAC                N/A
H            Ba1/BB+                                                        N/A               Fixed Rate           N/A
J            Ba2/BB                                                         N/A               Fixed Rate           N/A
K            Ba3/BB-                                                        N/A               Fixed Rate           N/A
L            B1/B+                                                          N/A               Fixed Rate           N/A
M            B2/B                                                           N/A               Fixed Rate           N/A
N            B3/B-                                                          N/A               Fixed Rate           N/A
P            NR/NR                                                          N/A               Fixed Rate           N/A

                                            ERISA       PRINCIPAL PAYMENT
CLASS        RATINGS(1)         DELIVERY   ELIGIBLE         WINDOW(3)
A1(4)        Aaa/AAA               DTC       Yes       08/18/01 - 02/18/10
 A2(4)       Aaa/AAA               DTC       Yes       02/18/10 - 03/18/11
 B           Aa2/AA                DTC       Yes       03/18/11 - 03/18/11
 C           A2/A                  DTC       Yes       03/18/11 - 04/18/11
 D           A3/A-                 DTC       Yes       04/18/11 - 04/18/11
 E           Baa1/BBB+             DTC       Yes       04/18/11 - 04/18/11

PRIVATELY PLACED CLASSES

X(4)         Aaa/AAA               N/A       N/A              N/A
F            Baa2/BBB              N/A       N/A              N/A
G            Baa3/BBB-             N/A       N/A              N/A
H            Ba1/BB+               N/A       N/A              N/A
J            Ba2/BB                N/A       N/A              N/A
K            Ba3/BB-               N/A       N/A              N/A
L            B1/B+                 N/A       N/A              N/A
M            B2/B                  N/A       N/A              N/A
N            B3/B-                 N/A       N/A              N/A
P            NR/NR                 N/A       N/A              N/A

(1) Ratings shown are those of Moody's Investors Service and Standard and Poor's, respectively.

(2) (i) The pass-through rate for publicly offered classes A1 and A2 will be equal to a fixed rate.

         (ii) The pass-through rate for publicly offered classes B-E will be the lesser of a) a fixed rate and b) a weighted average of net interest rates on the underlying mortgage loans.

(3) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

(4) Classes A1 and X (IO) may be divided into two or more classes with the same aggregate payment terms.

(5) Initial aggregate notional amount. The aggregate notional amount of the class X certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class X certificates will not have principal balances and will not entitle their holders to payments of principal. They will, however, entitle their holders to share in prepayment premiums, if any. The pass-through rate of the class X certificate is the excess of a weighted average of net interest rates on the underlying mortgage loans over the weighted average of the respective pass-through rates of the other classes of certificates identified in the table above.

                              STRUCTURAL OVERVIEW

[BAR GRAPH OMITTED]

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

         Commercial Mortgage Pass-Through Certificates, Series 2001-C1
                          $ 844,405,000 (Approximate)

KEY FEATURES:

Co-Lead Managers and Underwriters:     Salomon Smith Barney Inc.; Greenwich
                                       Capital Markets, Inc.
Book Runner:                           Salomon Smith Barney Inc.
Co-Managers and Underwriters:          First Union Securities, Inc.; J.P.
                                       Morgan Securities Inc. UBS Warburg LLC
Loan Sellers:                          Salomon Brothers Realty Corp. ("SBRC")
                                       Greenwich Capital Financial Products,
                                       Inc. ("GCFP")
                                       Artesia Mortgage Capital Corporation
                                       ("AMCC")
Master Servicer:                       Midland Loan Services, Inc.
Special Servicer:                      ORIX Real Estate Capital Markets, LLC
Trustee:                               Wells Fargo Bank Minnesota, N.A.
Certificate/Tax Administrator          The Chase Manhattan Bank
Cut-Off Date:                          July 1, 2001
Expected Settlement Date:              July 30, 2001
Payment Delay:                         17 days
Payment Date:                          18th of each month, or the following
                                       business day (commencing in August, 2001)
ERISA Eligibility:                     Classes A1, A2, B, C, D and E are
                                       expected to be ERISA eligible under lead
                                       manager's exemption.
Structure:                             Sequential Pay
Offering Type:                         Public - Classes A1-E; Private -
                                       Classes X, F-P
Day Count:                             30 / 360
Tax Treatment:                         REMIC
Rated Final Distribution Date:         December 1, 2035
Minimum Denomination:                  $10,000 (Classes A - F)
Delivery:                              DTC
Clean-up Call:                         1%

Collateral Facts: (a) (b) (c) (d)
Initial Mortgage Pool Balance:                                  $956,833,199
Number of Mortgage Loans:                                                183
Number of Properties                                                     184
Average Loan Cut-off Date Balance:                                 $5,228,597 ($392,285 to $20,851,862)
Weighted Average Mortgage Rate:                                         7.707%  (6.850% to 9.170%)
Weighted Average U/W NCF DSCR:                                           1.30x   (1.16x to 4.02x)
Weighted Average Cut-off Date LTV Ratio:                                71.66%  (34.58% to 80.98%)
Weighted Average Remaining Term to Scheduled Maturity/ARD:              111 mos. (53 mos. to 237 mos.)
Weighted Average Remaining Amortization Term:                           342 mos. (142 mos. to 360 mos.)
Weighted Average Seasoning:                                               7 mos.  (1 mos. to 36 mos.)


(a) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parentheses.

(b) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable.

(c) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.

(d) For purposes of this Term Sheet, remaining terms to maturity are calculated assuming that the underlying mortgage loan with an anticipated repayment date matures on that date.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

         Commercial Mortgage Pass-Through Certificates, Series 2001-C1
                          $ 844,405,000 (Approximate)

                                                               AGGREGATE CUT-                                   WTD. AVG. CUT
                                               NUMBER OF         OFF DATE        % OF INITIAL    WTD. AVG.       OFF DATE LOAN
                                               MORTGAGE          PRINCIPAL       MORTGAGE POOL   U/W NCF           TO-VALUE
LOAN SELLERS                                    LOANS             BALANCE           BALANCE        DSCR              RATIO
------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Realty Corp                     71             $438,408,413        45.82%         1.27x             73.48%
Greenwich Capital Financial Products, Inc.       61              336,063,117        35.12          1.34              70.02
Artesia Mortgage Capital Corporation             51              182,361,669        19.06          1.32              70.32
------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                        183             $956,833,199       100.00%         1.30X             71.66%
------------------------------------------------------------------------------------------------------------------------------


                                NUMBER OF       AGGREGATE CUT-    % OF INITIAL
                                MORTGAGED     OFF DATE PRINCIPAL    MORTGAGE      WTD. AVG. U/W
STATE                           PROPERTIES         BALANCE         POOL BALANCE    NCF DSCR
-----------------------------------------------------------------------------------------------
Southern California *              28           $ 169,402,452        17.70%         1.33x
Northern California **             17             122,733,771        12.83          1.36
Texas                               8              64,562,773         6.75          1.31
New York                           13              62,425,930         6.52          1.27
Massachusetts                       9              51,517,652         5.38          1.29
New Jersey                          7              40,315,227         4.21          1.28
Georgia                             8              38,612,845         4.04          1.37
Virginia                            5              37,374,117         3.91          1.27
Florida                             8              33,429,866         3.49          1.30
Connecticut                         4              31,333,743         3.27          1.24
Other                              77             305,124,822        31.89          1.28
----------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          184           $ 956,833,199       100.00%         1.30X
----------------------------------------------------------------------------------------


* Southern CA includes properties that are located in zip codes of 93906 or lower.

** Northern CA includes properties that are located in zip codes of 94025 or higher.

                                             AGGREGATE CUT-
                               NUMBER OF       OFF DATE         % OF INITIAL    WTD. AVG.
                               MORTGAGE        PRINCIPAL          MORTGAGE        U/W NCF
LOAN TYPES                      LOANS          BALANCE          POOL BALANCE       DSCR
----------------------------------------------------------------------------------------
Balloon                          172        $938,215,094           98.05%         1.30x
Fully Amortizing                   9          11,482,215            1.20          1.33
Partial IO/Balloon                 1           6,026,000            0.63          1.27
ARD                                1           1,109,889            0.12          1.21
----------------------------------------------------------------------------------------
Total / Weighted Average         183        $956,833,199          100.00%         1.30x
----------------------------------------------------------------------------------------


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 Salomon Brothers Mortgage Securities VII, Inc.
         Commercial Mortgage Pass-Through Certificates, Series 2001-C1
                          $ 844,405,000 (Approximate)

                          NUMBER OF      AGGREGATE CUT-       % OF INITIAL    WTD. AVG.
   RANGE OF U/W NCF       MORTGAGE       OFF DATE PRINCIPAL     MORTGAGE        U/W NCF
        DSCR               LOANS            BALANCE            POOL BALANCE    DSCR
---------------------------------------------------------------------------------------
1.15x   to      1.19x       10            $  73,741,823          7.71%           1.19x
1.20x   to      1.24x       40              206,492,266          21.58           1.22
1.25x   to      1.29x       60              362,791,799          37.92           1.27
1.30x   to      1.34x       24              129,600,692          13.54           1.33
1.35x   to      1.39x       16               59,860,090           6.26           1.37
1.40x   to      1.44x       11               39,144,762           4.09           1.42
1.45x   to      1.49x        6               26,410,441           2.76           1.48
1.50x   to      1.54x        5               27,612,078           2.89           1.52
1.55x   to      1.99x        7               24,942,180           2.61           1.64
2.00x   to      4.09x        4                6,237,069           0.65           2.55
---------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE   183             $956,833,199         100.00%          1.30X
---------------------------------------------------------------------------------------

                                     AGGREGATE CUT-
                         NUMBER OF     OFF DATE         % OF INITIAL    WTD. AVG.
RANGE OF CUT-OFF DATE    MORTGAGE     PRINCIPAL         MORTGAGE        U/W NCF
      LTV RATIO           LOANS        BALANCE         POOL BALANCE      DSCR
-------------------------------------------------------------------------------
 0.00%  to      49.99%     11        $23,806,867          2.49%           1.65x
50.00%  to      54.99%      5         10,362,801          1.08            1.54
55.00%  to      59.99%      9         47,783,019          4.99            1.52
60.00%  to      64.99%     17         75,529,994          7.89            1.35
65.00%  to      69.99%     29        148,135,341         15.48            1.31
70.00%  to      74.99%     56        327,927,401         34.27            1.29
75.00%  to      79.99%     54        311,495,200         32.55            1.24
80.00%  to      84.99%      2         11,792,576          1.23            1.28
-------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE  183       $956,833,199        100.00%           1.30x
-------------------------------------------------------------------------------

                                                        AGGREGATE CUT-  % OF INITIAL       MAXIMUM CUT-
                                    NUMBER OF            OFF DATE         MORTGAGE          OFF DATE        WTD. AVG.
                                    MORTGAGED            PRINCIPAL         POOL            PRINCIPAL        MORTGAGE
PROPERTY TYPES                      PROPERTIES            BALANCE         BALANCE           BALANCE          RATE
--------------------------------------------------------------------------------------------------------------------
Anchored Retail                         41             $275,888,023         28.83%         $16,854,242      7.712%
 Anchored Retail                        20              158,630,379         16.58           16,854,242      7.616
 Single Tenant Retail, Anchor           12               62,547,047          6.54            8,367,487      7.959
 Shadow Anchored Retail                  9               54,710,597          5.72           13,471,741      7.710
Office                                  41              263,668,286         27.56           20,851,862      7.777
Multifamily                             35              166,149,704         17.36           17,233,985      7.548
Unanchored Retail                       25               77,189,017          8.07            9,747,855      7.736
 Unanchored Retail                      16               53,210,721          5.56            9,747,855      7.540
 Single Tenant Retail, Non-Anchor        9               23,978,296          2.51            5,264,050      8.172
Mixed Use                                9               57,738,782          6.03           19,074,366      7.658
Industrial                              13               36,809,489          3.85            4,332,218      7.638
Office/Industrial                        9               29,862,229          3.12            7,347,354      7.668
Self Storage                             3               15,555,233          1.63            9,295,894      7.531
Hotel                                    3               15,461,569          1.62            6,064,169      8.746
Mobile Home Park                         2               12,472,130          1.30            9,079,963      7.096
Other                                    2                4,716,583          0.49            3,782,204      8.500
Health Care                              1                1,322,154          0.14            1,322,154      8.730
------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE               184             $956,833,199         100.00%                          7.707%
------------------------------------------------------------------------------------------------------------------

                                 WTD. AVG.                 WTD. AVG.
                                  STATED     WTD. AVG.    CUT-OFF DATE
                                 REMAINING   U/W NCF       LOAN-TO-
PROPERTY TYPES                   TERM (MO.)   DSCR        VALUE RATIO
---------------------------------------------------------------------
Anchored Retail                    111        1.30x         73.25%
 Anchored Retail                   106        1.30          72.80
 Single Tenant Retail, Anchor      116        1.22          76.79
 Shadow Anchored Retail            120        1.36          70.47
Office                             105        1.28          70.17
Multifamily                        115        1.25          76.28
Unanchored Retail                  119        1.42          67.56
 Unanchored Retail                 116        1.38          70.42
 Single Tenant Retail, Non-Anchor  125        1.51          61.22
Mixed Use                          112        1.34          68.46
Industrial                         115        1.30          73.05
Office/Industrial                  106        1.34          66.13
Self Storage                       116        1.34          67.17
Hotel                              114        1.42          65.32
Mobile Home Park                   117        1.25          76.75
Other                              130        1.52          60.29
Health Care                         97        4.02          42.65
------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           111        1.30X         71.66%
------------------------------------------------------------------



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          STRUCTURAL OVERVIEW - Cont.

- Principal will be paid sequentially to Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (except that if principal balances of all such Classes other than Classes A1 and A2 have reduced to zero, principal will be allocated to Class A1 and A2 pro-rata)

- Class X will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A1 and Class A2 Certificates each month

- Each of the Classes (except Class X) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata between Classes A1 and A2)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fees accrued at 0.01% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the certificate classes

-    All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1 and Class A2 certificates, pro-rata based on certificate balances)

- The pass-through rate with respect to the Class X (IO) is protected from loan modifications and/or waivers which reduce individual Mortgage Rates

- The holders of the designated "Controlling Class" of Certificates (generally the most subordinate Class of Certificates with a certificate balance that is at least equal to 25% of the initial certificate balance), the Special Servicer and the Master Servicer, in that order of priority, will have the option to purchase defaulted mortgage loans that are at least 60 days delinquent, without regard to any grace period, at a cash price equal to fair market value (as determined by the Master Servicer). Any party entitled to exercise such a purchase option with respect to any particular defaulted mortgage loan may assign that purchase option to a third party other than Salomon Brothers Mortgage Securities VII, Inc. and its affiliates.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                             PREPAYMENT PROVISIONS

      INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME(1)

                                                              MONTHS FOLLOWING CUT-OFF DATE
                               ------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION            0        12       24       36       48       60       72       84       96       108      120
Remaining Pool Balance(2)      100.00%   99.08%   98.08%   97.02%   95.85%   89.86%   88.55%   84.66%   81.58%   68.59%    2.35%
Locked/Defeasance               99.66    98.41    95.64    94.13    94.12    91.31    91.34    92.04    91.89    91.52    85.16
Yield Maintenance                0.34     1.59     4.36     5.87     5.88     8.33     8.30     7.21     5.69     5.59    14.84
5% Premium                       0.00     0.00     0.00     0.00     0.00     0.36     0.00     0.00     0.00     0.00     0.00
4% Premium                       0.00     0.00     0.00     0.00     0.00     0.00     0.36     0.00     0.00     0.00     0.00
3% Premium                       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.37     0.00     0.00     0.00
2% Premium                       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.38     0.00     0.00
1% Premium                       0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.44     0.00
Open                             0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.38     2.05     2.44     0.00
                               ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total                          100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
                               =======  =======  =======  =======  =======  =======  =======  =======  =======  =======  =======

(1) All numbers, unless otherwise noted, are as a percentage of the aggregate mortgage pool balance at the specified point in time.
(2) Remaining aggregate mortgage loan pool balance as a percentage of the Initial Mortgage Pool Balance at the specified point in time.

                               PREPAYMENT PREMIUM

                                          AGGREGATE CUT-   % OF INITIAL
                            NUMBER OF       OFF DATE        MORTGAGE      MAXIUM CUT-OFF
                           MORTGAGE         PRINCIPAL        POOL        DATE PRINCIPAL
PREPAYMENT PREMIUM           LOANS           BALANCE        BALANCE       BALANCE

Lockout/Defeasance           156         $ 874,340,966       91.38%      $ 20,851,862
Lockout/> of YM or 1%         25            71,970,932        7.52         18,720,068
Lockout/YM                     1             7,315,700        0.76          7,315,700
> of YM or 1%/Declining Fee    1             3,205,600        0.34          3,205,600
                             ---         -------------      -------      ------------
TOTAL/WEIGHTED AVERAGE       183         $ 956,833,199      100.00%
                             ---         -------------      -------      ------------

                                           WTD. AVG.
                              WTD. AVG.     STATED     WTD. AVG.       WTD. AVG. CUT-
                              MORTGAGE     REMAINING   U/W NCF         OFF DATE LOAN-
PREPAYMENT PREMIUM              RATE       TERM (MO.)     DSCR         TO-VALUE RATIO

Lockout/Defeasance             7.701%        111        1.31x             72.15%
Lockout/> of YM or 1%          7.690         110        1.31              65.15
Lockout/YM                     8.510         104        1.28              79.09
> of YM or 1%/Declining Fee    7.930         116        1.25              68.20
                               -----         ---        ----             ------
TOTAL/WEIGHTED AVERAGE         7.707%        111        1.30x             71.66%
                               ------        ---        -----            ------



                       PREPAYMENT PREMIUM BY MORTGAGE RATE


                                      AGGREGATE CUT-    % OF INITIAL             WTD. AVG.
                       NUMBER OF         OFF DATE        MORTGAGE     WTD. AVG.   STATED
                       MORTGAGE         PRINCIPAL          POOL       MORTGAGE   REMAINING
MORTGAGE RATE            LOANS            BALANCE         BALANCE        RATE    TERM (MO.)

      6.75% to  7.24%     19          $ 105,399,179         11.02%      7.121%      126
      7.25% to  7.49%     37            269,920,496         28.21       7.357       111
      7.50% to  7.74%     48            182,860,171         19.11       7.612       110
      7.75% to  7.99%     30            135,942,581         14.21       7.851       111
      8.00% to  8.24%     27            159,843,609         16.71       8.118       103
      8.25% to  8.49%      8             34,286,106          3.58       8.349       109
      8.50% to  8.74%     11             54,554,814          5.70       8.596       106
      8.75% to  8.99%      1              4,563,903          0.48       8.780       164
      9.00% to  9.24%      2              9,462,339          0.99       9.061       112
                         ---          -------------        -------      ------      ---
TOTAL/WEIGHTED AVERAGE   183          $ 956,833,199        100.00%      7.707%      111
                         ---          -------------        -------      ------      ---


                                            % OF MORTGAGE
                             % OF MORTGAGE   POOL BALANCE    % OF MORTGAGE   % OF MORTGAGE
                            POOL BALANCE    LOCKOUT THEN    POOL BALANCE      POOL BALANCE
                             LOCKOUT THEN    GREATER OF 1%   GREATER OF 1%   LOCKOUT THEN
MORTGAGE RATE                DEFEASANCE      OR YLD. MAINT.  OR YLD. MAINT.     YLD. MAINT.
      6.75% to  7.24%           9.78%            1.24%            0.00%         0.00%
      7.25% to  7.49%          27.97             0.23             0.00          0.00
      7.50% to  7.74%          15.64             3.48             0.00          0.00
      7.75% to  7.99%          13.77             0.10             0.34          0.00
      8.00% to  8.24%          14.27             2.44             0.00          0.00
      8.25% to  8.49%           3.58             0.00             0.00          0.00
      8.50% to  8.74%           4.90             0.04             0.00          0.76
      8.75% to  8.99%           0.48             0.00             0.00          0.00
      9.00% to  9.24%           0.99             0.00             0.00          0.00
                               ------            -----            -----         -----
TOTAL/WEIGHTED AVERAGE         91.38%            7.52%            0.34%         0.76%
                               ------            -----            -----         -----



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       ALLOCATION OF PREPAYMENT PREMIUMS

Prepayment premiums will be allocated between the Investment Grade P&I Certificates (i.e. Classes A1, A2 and B-G) then entitled to principal distributions and the Class X Certificates as follows:

          A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Investment Grade P&I Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Investment Grade P&I Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

   Prepayment                   (Pass-Through Rate - Discount Rate)
Premium Allocation      =      --------------------------------------
   Percentage                     (Mortgage Rate - Discount Rate)

          The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates

          In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the Investment Grade P&I Certificates then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
  Mortgage Rate           =       9%
  Bond Class Rate         =       7%
  Discount Rate           =       6%

Bond Class Allocation                Class X Allocation

7% - 6%
---------              =  33 1/3%    Receives excess premiums = 66 2/3% thereof
9% - 6%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



                      This page intentionally left blank.


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

             DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                                     AGGREGATE CUT-   % OF INITIAL    MAXIMUM CUT-
                                      NUMBER OF          OFF DATE        MORTGAGE       OFF DATE
                                      MORTGAGED          PRINCIPAL         POOL         PRINCIPAL
PROPERTY TYPES                       PROPERTIES           BALANCE         BALANCE        BALANCE
Anchored Retail                          41           $ 275,888,023        28.83%     $ 16,854,242
   Anchored Retail                       20             158,630,379        16.58        16,854,242
   Single Tenant Retail, Anchor          12              62,547,047         6.54         8,367,487
   Shadow Anchored Retail                 9              54,710,597         5.72        13,471,741
Office                                   41             263,668,286        27.56        20,851,862
Multifamily                              35             166,149,704        17.36        17,233,985
Unanchored Retail                        25              77,189,017         8.07         9,747,855
   Unanchored Retail                     16              53,210,721         5.56         9,747,855
   Single Tenant Retail, Non-Anchor       9              23,978,296         2.51         5,264,050
Mixed Use                                 9              57,738,782         6.03        19,074,366
Industrial                               13              36,809,489         3.85         4,332,218
Office/Industrial                         9              29,862,229         3.12         7,347,354
Self Storage                              3              15,555,233         1.63         9,295,894
Hotel                                     3              15,461,569         1.62         6,064,169
Mobile Home Park                          2              12,472,130         1.30         9,079,963
Other                                     2               4,716,583         0.49         3,782,204
Health Care                               1               1,322,154         0.14         1,322,154
                                        ---           -------------       ------         ---------
TOTAL/WEIGHTED AVERAGE                  184           $ 956,833,199       100.00%
                                        ---           -------------       ------         ---------


                                                    WTD. AVG.                 WTD. AVG.
                                        WTD. AVG.    STATED      WTD. AVG.  CUT-OFF DATE
                                        MORTGAGE    REMAINING     U/W NCF     LOAN-TO-
PROPERTY TYPES                            RATE      TERM (MO.)      DSCR      VALUE RATIO
Anchored Retail                          7.712%       111          1.30x       73.25%
   Anchored Retail                       7.616        106          1.30        72.80
   Single Tenant Retail, Anchor          7.959        116          1.22        76.79
   Shadow Anchored Retail                7.710        120          1.36        70.47
Office                                   7.777        105          1.28        70.17
Multifamily                              7.548        115          1.25        76.28
Unanchored Retail                        7.736        119          1.42        67.56
   Unanchored Retail                     7.540        116          1.38        70.42
   Single Tenant Retail, Non-Anchor      8.172        125          1.51        61.22
Mixed Use                                7.658        112          1.34        68.46
Industrial                               7.638        115          1.30        73.05
Office/Industrial                        7.668        106          1.34        66.13
Self Storage                             7.531        116          1.34        67.17
Hotel                                    8.746        114          1.42        65.32
Mobile Home Park                         7.096        117          1.25        76.75
Other                                    8.500        130          1.52        60.29
Health Care                              8.730         97          4.02        42.65
                                         -----        ---          ----        -----
TOTAL/WEIGHTED AVERAGE                   7.707%       111          1.30x       71.66%
                                         -----        ---          ----        -----

Anchored Retail                                       28.83%
Office                                                27.56%
Multifamily                                           17.36%
Unanchored Retail                                      8.07%
Mixed Use                                              6.03%
Industrial                                             3.85%
Office/Industrial                                      3.12%
Self Storage                                           1.63%
Hotel                                                  1.62%
Mobile Home Park                                       1.30%
Other                                                  0.49%
Health Care                                            0.14%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                                     AGGREGATE CUT-  % OF INITIAL  CUMULATIVE %             WTD. AVG.                 WTD. AVG.
                        NUMBER OF      OFF DATE       MORTGAGE      OF INITIAL   WTD. AVG.   STATED       WTD. AVG.  CUT-OFF DATE
                        MORTGAGED     PRINCIPAL         POOL         MORTGAGE    MORTGAGE   REMAINING     U/W NCF     LOAN-TO-
STATE                  PROPERTIES      BALANCE        BALANCE      POOL BALANCE    RATE     TERM (MO.)     DSCR      VALUE RATIO
Southern California *      28        $169,402,452      17.70%          17.70%      7.619%      106         1.33x       70.57%
Northern California **     17         122,733,771      12.83           30.53       7.436       113         1.36        65.95
Texas                       8          64,562,773       6.75           37.28       7.895       110         1.31        74.28
New York                   13          62,425,930       6.52           43.80       7.895       119         1.27        70.58
Massachusetts               9          51,517,652       5.38           49.19       7.734        99         1.29        68.56
New Jersey                  7          40,315,227       4.21           53.40       7.666       115         1.28        73.43
Georgia                     8          38,612,845       4.04           57.44       7.575       111         1.37        72.86
Virginia                    5          37,374,117       3.91           61.34       7.412       116         1.27        74.26
Florida                     8          33,429,866       3.49           64.84       8.001       119         1.30        74.56
Connecticut                 4          31,333,743       3.27           68.11       8.062       103         1.24        72.07
Colorado                    4          29,451,258       3.08           71.19       8.146        97         1.25        68.23
Arizona                    11          27,188,921       2.84           74.03       8.001       112         1.33        73.00
Kansas                      2          25,781,560       2.69           76.72       7.834       110         1.27        72.42
Oregon                      4          20,561,786       2.15           78.87       7.193       116         1.21        78.53
Tennessee                   5          19,510,658       2.04           80.91       8.251       103         1.26        76.11
Michigan                    4          19,306,464       2.02           82.93       7.623       122         1.30        74.12
Washington                  6          16,104,719       1.68           84.61       7.422       144         1.25        72.63
North Dakota                2          13,761,454       1.44           86.05       7.338       117         1.27        79.55
Maryland                    3          13,673,163       1.43           87.48       7.982       110         1.26        74.19
Minnesota                   4          13,541,579       1.42           88.90       7.520       114         1.30        79.66
Illinois                    3          12,878,482       1.35           90.24       7.330       113         1.36        72.30
Nebraska                    2          12,183,817       1.27           91.52       7.738       112         1.23        77.09
Nevada                      4          11,649,703       1.22           92.73       7.920       112         1.28        72.59
Alabama                     4          11,130,687       1.16           93.90       7.628       116         1.34        74.66
Ohio                        3          10,456,198       1.09           94.99       8.220       112         1.47        60.43
North Carolina              2           8,955,926       0.94           95.93       7.685       112         1.22        77.25
Mississippi                 1           8,407,841       0.88           96.80       8.110       102         1.20        77.85
Utah                        4           8,169,439       0.85           97.66       7.508       115         1.34        72.66
New Mexico                  1           4,156,060       0.43           98.09       8.550        99         1.25        63.94
Indiana                     1           3,402,406       0.36           98.45       7.100       117         1.30        77.33
Maine                       1           3,067,478       0.32           98.77       7.700       116         1.26        71.34
Louisiana                   1           2,944,466       0.31           99.08       7.470       117         1.38        75.50
Iowa                        1           2,697,178       0.28           99.36       7.580       116         1.25        79.80
Oklahoma                    1           2,416,508       0.25           99.61       8.450       114         1.27        74.35
Pennsylvania                1           2,191,818       0.23           99.84       7.560       115         1.26        73.06
Idaho                       1             770,157       0.08           99.92       7.500        88         1.61        55.61
South Carolina              1             765,098       0.08          100.00       7.300        84         1.42        63.76
                          ---        ------------     ------           ------      -----       ---         ----        -----
TOTAL / WEIGHTED AVERAGE  184        $956,833,199     100.00%                      7.707%      111         1.30x       71.66%
                          ---        ------------     ------           ------      -----       ---         ----        -----


* Southern CA includes properties that are located in zip codes of 93906 or lower.
** Northern CA includes properties that are located in zip codes of 94025 or higher.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE

                    [MAP OF UNITED STATES WITH PERCENTAGES]


Southern California      17.70%
Northern California      12.83
Texas                     6.75
New York                  6.52
Massachusetts             5.38
New Jersey                4.21
Georgia                   4.04
Virginia                  3.91
Florida                   3.49
Connecticut               3.27
Colorado                  3.08
Arizona                   2.84
Kansas                    2.69
Oregon                    2.15
Tennessee                 2.04
Michigan                  2.02
Washington                1.68
North Dakota              1.44
Maryland                  1.43
Minnesota                 1.42
Illinois                  1.35
Nebraska                  1.27
Nevada                    1.22
Alabama                   1.16
Ohio                      1.09
North Carolina            0.94
Mississippi               0.88
Utah                      0.85
New Mexico                0.43
Indiana                   0.36
Maine                     0.32
Louisiana                 0.31
Iowa                      0.28
Oklahoma                  0.25
Pennsylvania              0.23
Idaho                     0.08
South Carolina            0.08

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material IS for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


        DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE PRINCIPAL BALANCE

                                                    AGGREGATE CUT-                   CUMULATIVE %
                                        NUMBER OF    OFF DATE        % OF INITIAL     OF INITIAL
  RANGE OF CUT-OFF DATE PRINCIPAL       MORTGAGE     PRINCIPAL        MORTGAGE POOL   MORTGAGE POOL
            BALANCES                    LOANS        BALANCE            BALANCE       BALANCE
------------------------------------------------------------------------------------------------------
$           0  to   $   1,999,999         39       $  47,566,979           4.97%          4.97%
$   2,000,000  to   $   2,999,999         24          63,026,218            6.59         11.56
$   3,000,000  to   $   3,999,999         24          82,848,095            8.66         20.22
$   4,000,000  to   $   4,999,999         23         101,539,116           10.61         30.83
$   5,000,000  to   $   5,999,999         14          77,018,059            8.05         38.88
$   6,000,000  to   $   6,999,999         13          83,075,333            8.68         47.56
$   7,000,000  to   $   7,999,999          8          58,752,979            6.14         53.70
$   8,000,000  to   $   8,999,999         11          93,928,597            9.82         63.52
$   9,000,000  to   $   9,999,999          8          74,505,010            7.79         71.30
$  10,000,000  to   $  14,999,999         11         134,895,870           14.10         85.40
$  15,000,000  to   $  19,999,999          7         118,825,081           12.42         97.82
$  20,000,000  to   $  20,999,999          1          20,851,862            2.18        100.00
------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                 183       $ 956,833,199          100.00%
------------------------------------------------------------------------------------------------------

                                                        WTD. AVG.
                                                         STATED                         WTD. AVG. CUT-
  RANGE OF CUT-OFF DATE PRINCIPAL           WTD. AVG.   REMAINING      WTD. AVG. U/W     OFF DATE LOAN-
            BALANCES                   MORTGAGE RATE     TERM (MO.)       NCF DSCR      TO-VALUE RATIO
-------------------------------------------------------------------------------------------------------
$           0  to   $   1,999,999           7.763%         121             1.46x             64.44%
$   2,000,000  to   $   2,999,999           7.713          112             1.35              71.30
$   3,000,000  to   $   3,999,999           7.831          113             1.32              72.06
$   4,000,000  to   $   4,999,999           7.705          116             1.29              72.10
$   5,000,000  to   $   5,999,999           7.718          122             1.32              71.05
$   6,000,000  to   $   6,999,999           7.825          114             1.29              72.65
$   7,000,000  to   $   7,999,999           7.835           97             1.29              69.44
$   8,000,000  to   $   8,999,999           7.745          107             1.25              72.58
$   9,000,000  to   $   9,999,999           7.521          114             1.26              77.09
$  10,000,000  to   $  14,999,999           7.757          105             1.30              71.79
$  15,000,000  to   $  19,999,999           7.435          107             1.31              70.29
$  20,000,000  to   $  20,999,999           7.930          116             1.27              73.42
-----------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                    7.707%         111             1.30X             71.66%
-----------------------------------------------------------------------------------------------------

  [DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE PRINCIPAL BALANCE BAR CHART]

  RANGE OF CUT-OFF DATE PRINCIPAL     % OF INITIAL MORTGAGE
           BALANCES ($MM)                  POOL BALANCE
----------------------------------------------------------
   0.00 to  1.99                              4.97%
   2.00 to  2.99                              6.59%
   3.00 to  3.99                              8.66%
   4.00 to  4.99                             10.61%
   5.00 to  5.99                              8.05%
   6.00 to  6.99                              8.68%
   7.00 to  7.99                              6.14%
   8.00 to  8.99                              9.82%
   9.00 to  9.99                              7.79%
  10.00 to 14.99                             14.10%
  15.00 to 19.99                             12.42%
  20.00 to 20.99                              2.18%
----------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE INVESTMENT OFFERED HEREBY. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR

                                          AGGREGATE CUT-                     CUMULATIVE %
                            NUMBER OF       OFF DATE        % OF INITIAL     OF INITIAL
                             MORTGAGE       PRINCIPAL        MORTGAGE POOL   MORTGAGE POOL
RANGE OF U/W NCF DSCR        LOANS          BALANCE            BALANCE       BALANCE
-------------------------------------------------------------------------------------------
 1.15x    to  1.19x            10         $  73,741,823         7.71%           7.71%
 1.20x    to  1.24x            40           206,492,266        21.58           29.29
 1.25x    to  1.29x            60           362,791,799        37.92           67.20
 1.30x    to  1.34x            24           129,600,692        13.54           80.75
 1.35x    to  1.39x            16            59,860,090         6.26           87.00
 1.40x    to  1.44x            11            39,144,762         4.09           91.10
 1.45x    to  1.49x             6            26,410,441         2.76           93.86
 1.50x    to  1.54x             5            27,612,078         2.89           96.74
 1.55x    to  1.99x             7            24,942,180         2.61           99.35
 2.00x    to  4.09x             4             6,237,069         0.65          100.00
-------------------------------------------------------------------------------------------
 TOTAL / WEIGHTED AVERAGE     183          $956,833,199       100.00%
-------------------------------------------------------------------------------------------

                                                WTD. AVG.
                                                STATED                    WTD. AVG. CUT-
                                WTD. AVG.      REMAINING   WTD. AVG.U/W  OFF DATE LOAN-
RANGE OF U/W NCF DSCR       MORTGAGE RATE     TERM (MO.)     NCF DSCR     TO-VALUE RATIO
----------------------------------------------------------------------------------------
 1.15x    to  1.19x            7.886%            105         1.19x         74.26%
 1.20x    to  1.24x            7.661             116         1.22          74.83
 1.25x    to  1.29x            7.837             108         1.27          73.20
 1.30x    to  1.34x            7.446             109         1.33          71.99
 1.35x    to  1.39x            7.603             110         1.37          67.77
 1.40x    to  1.44x            7.954             116         1.42          63.71
 1.45x    to  1.49x            7.423             118         1.48          69.53
 1.50x    to  1.54x            7.586             112         1.52          60.47
 1.55x    to  1.99x            7.287             133         1.64          57.82
 2.00x    to  4.09x            7.840             122         2.55          40.82
--------------------------------------------------------------------------------
 TOTAL / WEIGHTED AVERAGE      7.707%            111         1.30X         71.66%
--------------------------------------------------------------------------------

 [DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR BAR CHART]


                              % OF INITIAL MORTGAGE
RANGE OF U/W NCF DSCR              POOL BALANCE
----------------------------------------------------
 1.15x    to  1.19x                    7.71%
 1.20x    to  1.24x                   21.58%
 1.25x    to  1.29x                   37.92%
 1.30x    to  1.34x                   13.54%
 1.35x    to  1.39x                    6.26%
 1.40x    to  1.44x                    4.09%
 1.45x    to  1.49x                    2.76%
 1.50x    to  1.54x                    2.89%
 1.55x    to  1.99x                    2.61%
 2.00x    to  4.09x                    0.65%
----------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE INVESTMENT OFFERED HEREBY. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO

                                             AGGREGATE CUT-    % OF INITIAL    CUMULATIVE
                                NUMBER OF     OFF DATE           MORTGAGE     % OF INITIAL
RANGE OF CUT-OFF DATE LTV       MORTGAGE      PRINCIPAL          POOL           MORTGAGE
      RATIO                      LOANS         BALANCE           BALANCE      POOL BALANCE
--------------------------------------------------------------------------------------------
  0.00% to  49.99%                11        $ 23,806,867           2.49%          2.49%
 50.00% to  54.99%                 5          10,362,801           1.08           3.57
 55.00% to  59.99%                 9          47,783,019           4.99           8.56
 60.00% to  64.99%                17          75,529,994           7.89          16.46
 65.00% to  69.99%                29          148,135,341         15.48          31.94
 70.00% to  74.99%                56          327,927,401         34.27          66.21
 75.00% to  79.99%                54          311,495,200         32.55          98.77
 80.00% to  84.99%                 2          11,792,576           1.23         100.00
--------------------------------------------------------------------------------------------
 TOTAL / WEIGHTED AVERAGE        183        $ 956,833,199        100.00%
--------------------------------------------------------------------------------------------

                                             WTD. AVG.
                              WTD. AVG.     STATED           WTD. AVG.    WTD. AVG. CUT-
RANGE OF CUT-OFF DATE LTV       MORTGAGE      REMAINING       U/W NCF      OFF DATE LOAN-
      RATIO                   RATE          TERM (MO.)        DSCR         TO-VALUE RATIO
-----------------------------------------------------------------------------------------
  0.00% to  49.99%               7.579%         97             1.65x         45.99%
 50.00% to  54.99%               7.823         129             1.54          53.03
 55.00% to  59.99%               7.299         121             1.52          59.27
 60.00% to  64.99%               8.026         106             1.35          62.81
 65.00% to  69.99%               7.884         108             1.31          68.18
 70.00% to  74.99%               7.648         111             1.29          73.37
 75.00% to  79.99%               7.683         112             1.24          77.80
 80.00% to  84.99%               7.508         114             1.28          80.52
----------------------------------------------------------------------------------------
 TOTAL / WEIGHTED AVERAGE        7.707%        111             1.30X         71.66%
----------------------------------------------------------------------------------------

 [DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO BAR CHART]


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE INVESTMENT OFFERED HEREBY. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

   DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD

                                            AGGREGATE CUT-
                               NUMBER OF     OFF DATE       % OF INITIAL      CUMULATIVE % OF
RANGE OF REMAINING TERMS TO    MORTGAGE     PRINCIPAL          MORTGAGE       INITIAL MORTGAGE
MATURITY/ARD (MOS.)             LOANS         BALANCE        POOL BALANCE     POOL BALANCE
-------------------------------------------------------------------------------------------------
     0 to  83                      8       $  74,191,583          7.75%          7.75%
    84 to 107                     29         129,471,312         13.53          21.29
   108 to 119                    134         722,819,753         75.54          96.83
   120 to 179                      5          19,742,113          2.06          98.89
   180 to 239                      7          10,608,438          1.11         100.00
-------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         183       $ 956,833,199        100.00%
-------------------------------------------------------------------------------------------------

                                             WTD. AVG.
                                WTD. AVG.      STATED       WTD. AVG.   WTD. AVG. CUT-
RANGE OF REMAINING TERMS TO     MORTGAGE      REMAINING     U/W NCF     OFF DATE LOAN-
MATURITY/ARD (MOS.)             RATE          TERM (MO.)      DSCR      TO-VALUE RATIO
--------------------------------------------------------------------------------------
     0 to  83                    7.696%            65         1.27x         66.66%
    84 to 107                    8.165            101         1.31          71.66
   108 to 119                    7.635            115         1.30          72.67
   120 to 179                    7.555            148         1.58          58.44
   180 to 239                    7.339            220         1.34          62.45
--------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE         7.707%           111         1.30X         71.66%
--------------------------------------------------------------------------------------

[DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD BAR CHART]


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE INVESTMENT OFFERED HEREBY. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                  TOP TEN LOANS

                                                                                                        % OF INITIAL
     TEN LARGEST LOANS:                                                               CUT-OFF DATE          MORTGAGE
                                                    LOAN                              PRINCIPAL            POOL
     LOAN/PROPERTY NAME(S)                          ORIGINATOR     PROPERTY TYPE      BALANCE             BALANCE
-----------------------------------------------------------------------------------------------------------------------
1)   Atrium at Highpoint                            SBRC           Office            $  20,851,862          2.18%
2)   Van Ness Post Centre                           GCFP           Mixed Use            19,074,366          1.99
3)   90 William Street                              GCFP           Office               18,720,068          1.96
4)   Ironwood Apartments                            GCFP           Multifamily          17,233,985          1.80
5)   Savi Ranch Center                              AMCC           Anchored Retail      16,854,242          1.76
6)   Union Square Marketplace Shopping Center       GCFP           Anchored Retail      15,936,244          1.67
7)   Sterling Plaza Shopping Center                 GCFP           Anchored Retail      15,567,216          1.63
8)   Metro Park                                     GCFP           Office               15,438,960          1.61
9)   Plaza Gardens                                  SBRC           Multifamily          14,933,183          1.56
10)  400 Valley Road                                AMCC           Office               13,964,498          1.46
-----------------------------------------------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE                                                        $ 168,574,623        17.62%
-----------------------------------------------------------------------------------------------------------------------


     TEN LARGEST LOANS:                                            STATED                   CUT-OFF DATE
                                                     MORTGAGE     REMAINING     U/W NCF       LOAN-TO-
     LOAN/PROPERTY NAME(S)                           RATE         TERM (MO.)     DSCR        VALUE RATIO
--------------------------------------------------------------------------------------------------------
1)   Atrium at Highpoint                             7.930%            116       1.27x         73.42%
2)   Van Ness Post Centre                            7.310             118       1.34          66.58
3)   90 William Street                               8.085             113       1.27          62.40
4)   Ironwood Apartments                             7.430             115       1.20          78.34
5)   Savi Ranch Center                               7.300              59       1.33          73.84
6)   Union Square Marketplace Shopping Center        7.210             115       1.51          59.13
7)   Sterling Plaza Shopping Center                  7.353             117       1.20          79.83
8)   Metro Park                                      7.270             115       1.33          73.52
9)   Plaza Gardens                                   7.350             114       1.29          74.67
10)  400 Valley Road                                 7.560             116       1.26          72.35
------------------------------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE                       7.499%             110       1.30X         71.24%
------------------------------------------------------------------------------------------------------


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SBRC #7001836                 Atrium at Highpoint

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE PRINCIPAL BALANCE:                     $20,851,862
% OF INITIAL MORTGAGE POOL BALANCE:                        2.18%
NOTE DATE:                                               2/2/01
MATURITY DATE:                                           3/1/11
MORTGAGE RATE:                                            7.930%
AMORTIZATION TERM:                                      360 mos.
BORROWER/ SPONSOR:


The borrower is Atrium at Highpoint II, Ltd, a special purpose entity with a non-consolidation opinion. The managing member is Addison AGF Properties, which is 99.9% owned by Moshe Azoulay. Mr. Azoulay is an experienced real estate developer with a net worth of $132 million and a real estate portfolio consisting of 1.5 million square feet throughout the U.S., including 820,858 SF of office space in the Dallas-Fort Worth metro area.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 28 payments, subject to defeasance for the next 89 payments and open to prepayment for the last 3 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                  BASE                       % OF
                  RENT                       TOTAL        LEASE
                  PSF        NRSF             NRSF       EXPIRATION
GTE*            $17.50**    210,436           99%          12/31/04


* Tenant is a subsidiary of Verizon Communications, Inc.  Verizon
Communications, Inc. is rated: A+ (S&P) / A1 (Moody's).

**Market rent is estimated to be approx. $24 psf on a gross basis. The subject's gross rent ($22.49) is approx. 6% below market.

--------------------------------------------------------------------------------
                              RESERVES AND LOCKBOX
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $ 42,600/year ($0.20 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $120,000/year ($0.56 psf) escrowed monthly and capped at $480,000. The monthly payments shall be reinstated if the escrow falls below $480,000.

In addition, the Borrower has posted a $2 million letter of credit, to be released upon: (i) GTE's renewal of its current lease with a lease term of at least 2 years beyond the loan maturity date and a minimum rent of $14.18 psf, or (if GTE does not renew) (ii) the building is 90% occupied by multiple tenants with lease terms longer than 3 years and a DSCR of at least 1.25x.

Lockbox: Hard, in-place. Cash flow sweep beginning 12 mos. prior to GTE's lease expiration.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Office
LOCATION:                                           Irving, TX
YEAR BUILT/ RENOVATED:                              1981 / NAP
PROPERTY SIZE:                                      212,929 SF
CUT-OFF DATE BALANCE PER SF:                         $97.93
GENERAL CHARACTERISTICS:

The property is a 212,929 SF, Class B+ office building located in Las Colinas office market, eight miles northwest of Dallas. The ten-story property is situated on an eight acre, tree-lined parcel and includes a 5:1 parking ratio. Most nearby buildings, including several also occupied by GTE, have parking ratios of only 2:1 or 3:1. The subject's additional parking gives it a unique advantage in the market and makes it especially valuable to GTE, which uses the additional parking for its employees in other buildings. The subject enjoys good access to several major Dallas area thoroughfares, and is only minutes away from DFW International Airport. The building was constructed in 1981 and features large average floor plates of 21,292 SF and an efficiency factor of 93%. The property is amenable to future multi-tenant use since there are bathrooms on each floor, and two stairway exits on opposite sides of each floor. Amenities include an on-site cafeteria, employee lounge, meeting rooms and a computer room.

Combining the letter of credit, monthly escrow and cash flow sweep, there will be a total of $14 psf available to retenant the space upon GTE's lease expiration on 12/31/04.


PROPERTY MANAGER:                                   Fobare Management
OCCUPANCY:                                          100%
OCCUPANCY AS OF DATE:                               2/1/01
U/W NOI ($ psf):                                    $2,702,153 ($12.69 psf)
U/W NET CASH FLOW ($ psf):                          $2,314,032 ($10.87 psf)
U/W NET CASH FLOW DSCR:                             1.27x
APPRAISED VALUE ($ psf):                            $28,400,000 ($133 psf)
APPRAISAL DATE:                                     12/11/00
CUT-OFF DATE LTV RATIO:                             73.42%
MATURITY DATE LTV RATIO:                            65.72%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

             GCFP #03-0812063                       Van Ness Post Centre

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $19,074,366
% OF INITIAL MORTGAGE POOL BALANCE:                 1.99%
NOTE DATE:                                          4/3/01
MATURITY DATE:                                      5/1/11
MORTGAGE INTEREST RATE:                             7.310%
AMORTIZATION TERM:                                  360 mos.
BORROWER/ SPONSOR:

The Borrower is Van Ness Post Center LLC., a special purpose entity with a non-consolidation opinion and an independent director. Van Ness Post Center LLC is controlled by Maria Fang (80%) and Joseph Fang (20%). Dr. Joseph Fang and Maria Fang (married) have a combined liquidity of approximately $1.25 million. The Fangs real estate portfolio includes interests in 4 office buildings, and condominium units in Alaska and San Francisco.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 26 payments subject to defeasance for the next 90 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                       BASE                      % OF
                       RENT          NRSF        TOTAL        LEASE
                       PSF                       NRSF         EXPIRATION
-------------------------------------------------------------------------
24 HOUR FITNESS        $19.34        44,165      41%          12/31/10
CIRCUIT CITY           $22.18        32,974      30%          1/31/10

--------------------------------------------------------------------------------
                              RESERVES AND LOCKBOX
--------------------------------------------------------------------------------


Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $1,820 ($0.20 psf) monthly for the life of the loan.

TI and LC reserves: $18,650 ($2.06 psf) escrowed monthly for the first year, reduced to $10,084 ($1.12 psf) escrowed monthly thereafter for the life of the loan.

$500,000 ($4.61 psf) Letter of Credit taken at closing for TI/LC costs associated with the two largest tenants. It will be held in-place for the life of the loan.

Lockbox:  Hard, in-place.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


PROPERTY TYPE:                                    Mixed Use, Health Club (41%)/
                                                    Retail(30%) / Office(29%)

LOCATION:                                           San Francisco, CA
YEAR BUILT/ RENOVATED:                              1911 / 1989
PROPERTY SIZE:                                      108,515 SF

CUT-OFF DATE BALANCE PER SF:                        $175.78

GENERAL CHARACTERISTICS:

The property is a four-story mixed-use commercial building containing approximately 108,515 SF of gross rentable space and an additional 5-story parking garage providing 144 spaces (1.3 per 1,000 SF). The subject property is located at the corner of Van Ness and Post Streets in downtown San Francisco. The area is characterized by extensive redevelopment that has transformed the area into a vibrant community, with various commercial and residential uses and occupancies in excess of 95%. The largest tenant is 24 Hour Fitness, which is a subsidiary of Fitness Holdings Worldwide (FITN). FITN is the world's largest privately held fitness chain. The second largest tenant is Circuit City, which is a leading national retailer of brand-name electronics. Circuit City had sales of $700 psf for 2000.

The Borrower has owned the property for 3.5 years and has improved the asset through substantial renovation and tenant leasing. The Borrower purchased the property in 1997 for $11,800,000 and renovated the subject property over three years at a cost of $1,552,000. Total costs to the Borrower were $13,352,000, or $123 psf.


PROPERTY MANAGER:                                   Cushman & Wakefield
OCCUPANCY:                                          100%
OCCUPANCY AS OF DATE:                               3/28/01
U/W NOI ($ psf):                                    $2,273,972 ($20.96 psf)
U/W NET CASH FLOW ($ psf):                          $2,109,887 ($19.44 psf)
UNDERWRITTEN NET CASH FLOW DSCR:                    1.34x
APPRAISED VALUE:                                    $28,650,000 ($264 psf)
APPRAISAL DATE:                                     1/12/01
CUT-OFF DATE LTV RATIO:                             66.58%
MATURITY DATE LTV RATIO:                            58.62%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       GCFP #03-0810416 90 William Street


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $18,720,068
% OF INITIAL MORTGAGE POOL BALANCE:                 1.96%
NOTE DATE:                                          11/13/00
MATURITY DATE:                                      12/1/10
MORTGAGE INTEREST RATE:                             8.085%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrower is TOV 90 LLC, a special purpose entity with a non-consolidation opinion and an independent director. This entity is controlled by a board of directors consisting of Joseph Moinian (50%), Morad Ghadamian (25%), and Asher Roshanzamir (25%).

The sponsors have a portfolio of more than five million SF of commercial and residential real estate, located primarily in the NYC area. The portfolio is valued in excess of $1.1 billion.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 23 payments subject to the greater of Yield Maintenance or 1% UPB for the next 93 payments and open to prepayment for the last 4 payments.

SUBORDINATE DEBT:
Future mezzanine debt allowed subject to rating agency approval with min. DSCR of 1.40x and max. LTV of 65%.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                                    BASE                       % OF       LEASE
                                    RENT           NRSF        TOTAL    EXPIRATION
                                    PSF                        NRSF
OLD REPUBLIC RE, INC. *            $27.00         11,222        6%       6/30/05

SITE 59                            $31.00         11,206        6%       11/9/05

* rated A+ (S&P)

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes: One-twelfth of the estimated annual amount escrowed monthly.

Insurance: One-half of the estimated annual amount deposited at closing. Further escrow payments waived as long as there is no default. The borrower has a blanket insurance policy in-place.

Replacement reserves: $3,483 ($0.02 psf) monthly for the life of the loan.

TI and LC reserves: $20,049 ($0.12 psf) deposited at closing and $20,049 ($0.12 psf) escrowed monthly for the life of the loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Office
LOCATION:                                           New York, NY
YEAR BUILT/ RENOVATED:                              1967 / 1997
PROPERTY SIZE:                                      173,249 SF
CUT-OFF DATE BALANCE PER SF:                        $108.05

GENERAL CHARACTERISTICS:
The property is a sixteen-story office building located at 90 William Street in downtown Manhattan, just northeast of Wall Street. Since acquiring the property in 1997, the borrower has invested nearly $2 million in capital improvements and tenant improvements. The building is now stabilized and near full occupancy, compared to the significant vacancy that existed at the time of acquisition. The property was one of the first buildings in lower Manhattan to participate in the "Plug and Go" program that involved the wiring of the building for high-speed telecommunications. Its largest tenant, Old Republic RE, is a subsidiary of Old Republic International Corp., which offers general insurance. The company is rated AA-. The second largest tenant is Site 59, which is a internet commerce firm specializing in travel and entertainment. The firm has exclusive contracts with numerous high profile travel companies including Smarter Living, Expedia.com, Travelocity, and numerous airlines.

PROPERTY MANAGER:                                   Newmark and Company Inc.
OCCUPANCY:                                          91%
OCCUPANCY AS OF DATE:                               3/14/01
U/W NOI ($ psf):                                    $2,408,755 ($13.90 psf)
U/W NET CASH FLOW ($ psf):                          $2,126,574 ($12.27 psf)
UNDERWRITTEN NET CASH FLOW DSCR:                    1.27x
APPRAISED VALUE:                                    $30,000,000 ($173 psf)
APPRAISAL DATE:                                     9/1/00
CUT-OFF DATE LTV RATIO:                             62.40%
MATURITY DATE LTV RATIO:                            56.14%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      GCFP #03-0810277 Ironwood Apartments


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $17,233,985
% OF INITIAL MORTGAGE POOL BALANCE:                 1.80%
NOTE DATE:                                          1/29/01
MATURITY DATE:                                      2/1/11
MORTGAGE INTEREST RATE:                             7.430%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrower is Ironwood Apartments, Ltd., a single purpose entity with a non-consolidation opinion. The borrowing entity is controlled by: James Wallace, Daniel Allen, David Lazares and Ronald Tate. Each owns 24.75% of Ironwood Apartments, Ltd. James Wallace and Daniel Allen have stated net worths of $5.5 and $5.9 million, respectively. Mr. Wallace and Mr. Allen work together through a joint company known as Leaseback, Inc., which develops retail property and large-scale class A apartment properties in Houston. David Lazares and Ronald Tate have stated net worths of $30.4 million and $31.6 million, respectively. Mr. Lazares and Mr. Tate are owners of a diversified private real estate development, property management and construction organization known as The Silicon Valley Companies. Since 1974, the Silicon Valley Companies have purchased or developed approximately 2,500 residential and condominium units, 3 mobile home parks, 270,000 SF of office space, 658,000 SF of industrial space, 1,000,000 SF of commercial space and a 68,000 SF mini-storage facility.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 29 payments subject to defeasance for the next 87 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $7,244 ($25/unit) deposited at closing and $3,622 ($151/unit) monthly for the life of the loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Multifamily
LOCATION:                                           Houston, TX
YEAR BUILT/ RENOVATED:                              2000 / NAP
PROPERTY SIZE:                                      288 Units
CUT-OFF DATE BALANCE PER UNIT:                      $59,840.23

GENERAL CHARACTERISTICS:

Ironwood Apartments is a 288-unit Class A apartment complex that was built in two phases. Phase I (192 units) was completed in December of 1998 and Phase II (96 units) was completed in March of 2000. Ironwood is located ten miles west of Houston's CBD. Ironwood Apartments offers three different floor plans. All units offer kitchens and bathrooms with solid maple cabinetry, ceramic tiling and decorative finishes like crown molding and bull-nosed drywalling. Each unit is pre-wired for multi-line telecommunications, security alarms and satellite TV and also features a dishwasher, microwave, garbage disposal, mini-blinds, walk-in closets, ceiling fans and full-size washer and dryer. One hundred twenty apartments are equipped with fireplaces and 32 have vaulted ceilings. Community amenities include controlled access gates, a resort-style swimming pool, 24-hour business center, a fitness center, a clubhouse, picnic areas with grills, covered parking and extra storage lockers. Tenants pay all water, electric and cable charges.

PROPERTY MANAGER:                                   Bradley Apartment Homes
OCCUPANCY:                                          95%
OCCUPANCY AS OF DATE:                               1/18/01
U/W NOI:                                            $1,773,324
U/W NET CASH FLOW:                                  $1,729,866
UNDERWRITTEN NET CASH FLOW DSCR:                    1.20x
APPRAISED VALUE:                                    $22,000,000 ($76,389/unit)
APPRAISAL DATE:                                     1/1/01
CUT-OFF DATE LTV RATIO:                             78.34%
MATURITY DATE LTV RATIO:                            69.31%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                      AMCC #010-00000684 Savi Ranch Center


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $16,854,242
% OF INITIAL MORTGAGE POOL BALANCE:                 1.76%
NOTE DATE:                                          3/1/01
MATURITY DATE:                                      6/1/06
MORTGAGE RATE:                                      7.300%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrowers are Courtyard at Plaza Seville, a California GP (25%), and Johnson Tractor Company, a California Corporation (75%), as Tenants in Common. Each are special purpose entities with non-consolidation opinions. The sponsor of Courtyard at Plaza Seville is Mr. David Lowry, an experienced real estate developer and investor. Mr. Lowry has a net worth of approximately $15 million. Johnson Tractor Company is wholly owned by Johnson Machinery Co., a California corporation that acts as dealer for heavy equipment manufactured by Caterpillar and Hyster. Per the March 1, 2001 financial statements the company had a net worth of $126.7 million and an after tax profit of $42.1 million.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 35 payments of its term; subject to defeasance for the next 24 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                                  BASE                      % OF
                                  RENT                      TOTAL        LEASE
                                  PSF           NRSF        NRSF       EXPIRATION
CHICK'S SPORTING GOODS           $13.50        50,000        33%        1/31/20
BED BATH & BEYOND*               $10.57        43,137        29%        1/31/15
MICHAELS                         $12.60        23,923        16%        9/30/10

*Rated BBB- (S&P)

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance combined: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $22,601/year ($0.15 psf) escrowed monthly and capped at $113,005 ($0.75 psf). Escrowing will recommence if the reserve dips below $113,005.

Tenant improvements and leasing commissions: Initial deposit of $100,000 ($0.66 psf). $40,193/year ($0.27 psf) will be collected monthly if the reserve balance falls below $100,000 or if annual sales at Chick's Sporting Goods fall below $140 psf for a calendar year. (11 months-annualized 2000 sales were $167.90 psf).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Anchored Retail
LOCATION:                                           Yorba Linda, CA
YEAR BUILT/ RENOVATED:                              1999 / NAP
PROPERTY SIZE:                                      150,810 SF
CUT-OFF DATE BALANCE PER SF:                        $111.76

GENERAL CHARACTERISTICS:

The property is a new 150,810 SF retail power center consisting of two buildings plus two pad sites, located in Orange County, California. The subject is situated on 17.82 acres abutted by Highway 91. There is parking on site for 965 cars (6.4 per 1,000 SF). Major tenants include Chick's Sporting Goods, Inc, Bed Bath & Beyond (BBB-), Michaels (Ba2/BB), and Thomasville Furniture (lease guaranteed by Furniture Brands International, rated BBB/Baa3). Pads are leased to franchisees of national restaurant chains TGI Fridays and Carl's Jr. Subject property is also shadow anchored by a Best Buy and Home Depot.


PROPERTY MANAGER:                                   Porterfield Management, Inc.
OCCUPANCY:                                          100%
OCCUPANCY AS OF DATE:                               2/28/01
U/W NOI ($ psf):                                    $1,900,897 ($12.60 psf)
U/W NET CASH FLOW ($ psf):                          $1,843,145 ($12.22 psf)
U/W NET CASH FLOW DSCR:                             1.33x
APPRAISED VALUE ($ psf):                            $22,825,000 ($151 psf)
APPRAISAL DATE:                                     1/4/01
CUT-OFF DATE LTV RATIO:                             73.84%
MATURITY DATE LTV RATIO:                            70.17%

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

              GCFP #11965 Union Square Marketplace Shopping Center


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $15,936,244
% OF INITIAL MORTGAGE POOL BALANCE:                 1.67%
NOTE DATE:                                          1/17/01
MATURITY DATE:                                      2/1/11
MORTGAGE INTEREST RATE:                             7.210%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrower is Union Square Investments, L.P., a special purpose entity with an independent director. The Borrower is controlled by Ta Cheng (Chester) Wang and his wife Olivia Wang (50%), and Ta Hsiang (Stanley) Wang, Chester's brother, and his wife Huey-Yi Wang (50%). Mr. and Mrs. Stanley Wang have a stated net worth of approximately $16.5 million. Mr. and Mrs. Chester Wang have a stated net worth of approximately $16.3 million. Stanley and Chester Wang own and operate a real estate portfolio valued at $31,550,000.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 29 payments subject to defeasance for the next 87 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                               BASE                    % OF          LEASE
                               RENT         NRSF       TOTAL       EXPIRATION
                               PSF                     NRSF
SAFEWAY INC. *                 $9.32       52,805       28%         10/31/09
THRIFTY PAYLESS, INC.          $8.85       31,635       17%          1/31/15

* Rated BBB (S&P)

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $3,319 ($0.02 psf) deposited at closing and $3,319 ($0.21 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $225,000 ($1.19 psf) deposited at closing.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Anchored Retail
LOCATION:                                           Union City, CA
YEAR BUILT/ RENOVATED:                              1989 / NAP
PROPERTY SIZE:                                      189,445 SF
CUT-OFF DATE BALANCE PER SF:                        $84.12

GENERAL CHARACTERISTICS:

Union Square Marketplace Shopping Center, is a 189,445 SF anchored retail center in Union City (San Francisco Bay area), CA. Over $10,550,000 (39.6% of the purchase price) was invested as cash equity. The collateral consists of nine concrete masonry buildings completed in 1986-1988. The center has been well maintained. A diverse mix of other national tenants such as Blockbuster Video, Starbuck's, Radio Shack, and Citibank complements anchors Safeway (BBB) and Rite Aid. Safeway's 2000 sales are well above grocer averages at $609 psf, an increase of 15% over 1999.

PROPERTY MANAGER:                                   Pacific Rim Financial Corp.
OCCUPANCY:                                          95%
OCCUPANCY AS OF DATE:                               1/12/01
U/W NOI ($ PSF):                                    $2,108,403 ($11.13 psf)
U/W NET CASH FLOW ($ PSF):                          $1,966,010 ($10.38 psf)
UNDERWRITTEN NET CASH FLOW DSCR:                    1.51x
APPRAISED VALUE:                                    $26,950,000 ($142 psf)
APPRAISAL DATE:                                     10/24/00
CUT-OFF DATE LTV RATIO:                             59.13%
MATURITY DATE LTV RATIO:                            52.03%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                   GCFP #12014 Sterling Plaza Shopping Center


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $15,567,216
% OF INITIAL MORTGAGE POOL BALANCE:                 1.63%
NOTE DATE:                                          3/16/01
MATURITY DATE:                                      4/1/11
MORTGAGE INTEREST RATE:                             7.353%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrower is Steel LLC, a special purpose entity with a non-consolidation opinion. The Borrower is controlled by B. Mark Fried. Ownership of the borrowing entity is divided among B. Mark Fried (49.9%), his wife Barbara Fried (25%), and their daughter Leah Fried (25%). B. Mark Fried and Barbara Fried have a stated net worth of approximately $19.7 million. Leah Fried has a stated net worth of approximately $4.95 million. The family runs and operates The Fried Companies, which owns and develops real estate in Northern Virginia. The company has over
1.2 million SF of retail space either under development, finished or under management. Also, the company has two high rise office buildings of 110,000 SF and 129,102 SF, respectively, in its portfolio. B. Mark Fried has been in the real estate industry for 30 years.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 27 payments subject to defeasance for the next 89 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                               BASE                   % OF TOTAL       LEASE
                               RENT         NRSF         NRSF        EXPIRATION
                               PSF
SAFEWAY INC.                  $11.50       55,256         36%          1/31/26
MINNESOTA FABRICS              $4.59       13,060          9%          3/31/02

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $2,570 ($0.02 psf) deposited at closing and $2,570 ($0.20 psf) escrowed monthly for the life of the loan.

TI and LC reserves: $6,519 ($0.04 psf) deposited at closing, and $6,519 ($0.51 psf) escrowed monthly for the life of the loan and capped at $400,000 ($2.62 psf). Escrowing will recommence if the reserve dips below $400,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Anchored Retail
LOCATION:                                           Sterling, VA
YEAR BUILT/ RENOVATED:                              1988 / 2000
PROPERTY SIZE:                                      152,662 SF
CUT-OFF DATE BALANCE PER SF:                        $101.97

GENERAL CHARACTERISTICS:

The property is a 152,662 SF anchored shopping center located in Sterling, Loudoun County, Virginia. The property is situated on 15.31 acres and includes 894 parking spaces (5.6 per 1,000 SF). The center was constructed by the Borrower in 1988 and renovated in 2000. The renovation included demolishing a former Burlington Coat Factory that was vacant, and constructing a new Safeway Food Store (BBB), along with an additional 6,000 SF. The new 55,256 SF Safeway Supermarket is on a 25-year lease and the store opened in October, 2000.

PROPERTY MANAGER:                                   Fried Companies, an
                                                    affiliate of the Borrower
OCCUPANCY:                                          94%
OCCUPANCY AS OF DATE:                               3/14/01
U/W NOI ($ PSF):                                    $1,658,785 ($10.87 psf)
U/W NET CASH FLOW ($ PSF):                          $1,549,857 ($10.15 psf)
UNDERWRITTEN NET CASH FLOW DSCR:                    1.20x
APPRAISED VALUE:                                    $19,500,000 ($128 psf)
APPRAISAL DATE:                                     2/16/01
CUT-OFF DATE LTV RATIO:                             79.83%
MATURITY DATE LTV RATIO:                            70.41%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                             GCFP #11980 Metro Park


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $15,438,960
% OF INITIAL MORTGAGE POOL BALANCE:                 1.61%
NOTE DATE:                                          1/19/01
MATURITY DATE:                                      2/1/11
MORTGAGE INTEREST RATE:                             7.270%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The borrower is MPE 6350 LLC, a special purpose entity with a non-consolidation opinion. The Borrower is controlled by B. Mark Fried (28.3%), Barbara Fried (28.3%), Leah Fried (21.3%) and Stanely Levine (15%). B. Mark Fried and Barbara Fried have stated net worth of approximately $19.7 million. Leah Fried has a stated net worth of approximately $4.95 million. The family runs and operates The Fried Companies, which owns and delevops real estate in Northern Virginia. The company has over 1.2 million SF of retail space either under development, finished or under management. Also, the company has two high rise office buildings of 110,000 SF and 129,102 SF, respectively, in its portfolio. B. Mark Fried has been in the real estate industry for 30 years.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 29 payments subject to defeasance for the next 87 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                                      BASE                  % OF        LEASE
                                      RENT        NRSF      TOTAL     EXPIRATION
                                      PSF                   NRSF
GENERAL SERVICES ADMINISTRATION      $23.28      76,581      59%       11/30/10
SAIC                                 $24.99      43,778      34%        9/30/05

--------------------------------------------------------------------------------
                              RESERVES AND LOCKBOX
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $1,614 ($0.01 psf) deposited at closing and $1,614 ($0.15 psf) escrowed monthly for the life of the loan and capped at $50,000. Escrowing will recommence if the reserve dips below $50,000.

TI and LC reserves: $10,834 ($0.08 psf) deposited at closing and $10,833 ($1.01 psf) escrowed monthly for the life of the loan.

--------------------------------------------------------------------------------
                                RESERVES CONT'D
--------------------------------------------------------------------------------

Lockbox: Hard, springing upon default or 12 months before expiration of the GSA lease.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Office
LOCATION:                                           Springfield, VA
YEAR BUILT/ RENOVATED:                              2000 / NAP
PROPERTY SIZE:                                      129,102 SF
CUT-OFF DATE BALANCE PER SF:                        $119.59

GENERAL CHARACTERISTICS:

Metro Park is a newly constructed, 5-story, 129,102 SF, Class A office building located in Springfield, VA. The property is located in a new 49-acre office park that has approvals for 960,000 SF of office, 102,200 SF for hotel, 18,800 SF of specialty retail, and a 7,200 SF child care facility. There will also be a restored school/house museum on the site as a concession to the original landowners. There remains approximately 700,000 SF of office space to be developed, much of which is pre-leased.

The property is 100% leased to three tenants. The General Services Administration (GSA) at this property is responsible for reviewing all defense contracts. SAIC is a diversified high technology research and engineering company based out of San Diego that offers a broad range of technology development and analysis. Advanced Engineering & Research Associates helps government and commercial clients improve their organizational efficiency.

PROPERTY MANAGER:                                   Fried Companies, an
                                                    affiliate of the Borrower
OCCUPANCY:                                          100%
OCCUPANCY AS OF DATE:                               1/12/01
U/W NOI ($ PSF):                                    $1,927,841 ($14.93 psf)
U/W NET CASH FLOW ($ PSF):                          $1,687,954 ($13.07 psf)
UNDERWRITTEN NET CASH FLOW DSCR:                    1.33x
APPRAISED VALUE:                                    $21,000,000 ($163 psf)
APPRAISAL DATE:                                     1/10/01
CUT-OFF DATE LTV RATIO:                             73.52%
MATURITY DATE LTV RATIO:                            64.79%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           SBRC #6605538 Plaza Gardens


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $14,933,183
% OF INITIAL MORTGAGE POOL BALANCE:                 1.56%
NOTE DATE:                                          12/14/00
MATURITY DATE:                                      1/1/11
MORTGAGE INTEREST RATE:                             7.350%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrower consists of two corporations, Plaza Gardens of Overland Park, Inc. and English Garden Apartments, Inc., each single purpose entities with non-consolidation opinions. Michael G. Schlup is the sole sponsor. He has 20 years of real estate experience, primarily in the areas of land development and apartment construction and management. In addition to the subject property, Mr. Schlup currently owns & manages Village Gardens, a 120 unit multifamily property located in Olathe, Kansas. Mr. Schlup has a stated net worth in excess of $26 million as of 7/30/00.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 30 payments, subject to defeasance for the next 87 payments and open to prepayment for the last 3 payments.

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement Reserves: $40,000 ($200/unit) escrowed monthly, increasing to $45,000 ($225/unit) and $50,000 ($250/unit) in years three and six of the loan, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Multifamily
LOCATION:                                           Overland Park, KS
YEAR BUILT/ RENOVATED:                              1999 / NAP
PROPERTY SIZE:                                      200 Units
CUT-OFF DATE BALANCE PER UNIT:                      $74,665.91

GENERAL CHARACTERISTICS:

The property is a 200-unit, Class A, luxury garden-style apartment complex. The property is situated on approximately 20 acres (11.43 units per acre) located in Overland Park, a suburb of Kansas City. The property was developed in 1999 with a unit mix of 90 two-bedroom units (1,548 sf/unit) and 110 three-bedroom units (1,808 sf/unit). The property began occupancy in early 2000, and during the period from 1/31/00 to 6/18/01 occupancy increased from 12% to 96%. Amenities at the property include a clubhouse, gym, pool, jogging trail, playground, and basketball court.


PROPERTY MANAGER:                                   Schlup Investment, Inc., an
                                                    affiliate of the Borrower
OCCUPANCY:                                          96%
OCCUPANCY AS OF DATE:                               6/18/01
U/W NOI                                             $1,644,013
U/W NET CASH FLOW:                                  $1,599,013
U/W NET CASH FLOW DSCR:                             1.29x
APPRAISED VALUE ($ UNIT):                           $20,000,000 ($100,000/unit)
APPRAISAL DATE:                                     10/20/00
CUT-OFF DATE LTV RATIO:                             74.67%
MATURITY DATE LTV RATIO:                            65.98%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       AMCC #010-00000672 400 Valley Road


--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE:                     $13,964,498
% OF INITIAL MORTGAGE POOL BALANCE:                 1.46%
NOTE DATE:                                          2/8/01
MATURITY DATE:                                      3/1/11
MORTGAGE RATE:                                      7.560%
AMORTIZATION TERM:                                  360 mos.

BORROWER/ SPONSOR:
The Borrower is Mt. Arlington Development, LP, which is a special purpose entity. The general partner is Mt. Arlington Development, GP which is owned and controlled by Jack L Atkins (15%), Charles Atkins (23%), Robert E Atkins (23%) and William Myrtle (35%). The Atkins have owned, developed and managed over 600,000 SF of office and retail space in New Jersey. The Atkins have a combined total net worth of approximately $16.5 million. William Myrtle has been involved in the construction industry for over 30 years and has been personally involved in all aspects of the development and construction of the property. Mr. Myrtle has an approximate net worth of $3.6 million.

CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 36 payments of its term; subject to defeasance for the next 80 payments and open to prepayment for the last 4 payments.

--------------------------------------------------------------------------------
                                 MAJOR TENANTS
--------------------------------------------------------------------------------

                                     BASE                     % OF
                                     RENT                     TOTAL       LEASE
                                     PSF          NRSF        NRSF      EXPIRATION
SOFTWARE ASSOCIATES                 $21.00       52,097        40%        4/30/05
QUALITY SYSTEMS & SOFTWARE          $21.50       28,571        22%       10/31/07
SAMSUNG ELECTRONICS AMERICA         $21.96       17,524        13%        3/15/06

--------------------------------------------------------------------------------
                                    RESERVES
--------------------------------------------------------------------------------

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $26,090/year ($0.20 psf) escrowed monthly for the life of the loan.

Tenant improvements and leasing commissions: $163,060/year ($1.25psf) escrowed monthly until a total balance of $700,000 ($5.37psf) is attained.

In addition, the borrower has posted a $300,000 letter of credit, of which $100,000 will be released on each of 3/1/02 and 3/1/03 assuming all reserve payments have been made and no other default exists. The remaining $100,000 will be released on the later of 2/14/04, or when the reserve attains a balance of at least $490,200.

--------------------------------------------------------------------------------
                               RESERVES - CONT'D
--------------------------------------------------------------------------------

Holdback: $500,000 up-front deposit, of which a portion may be released to the borrower at lease-up exceeding 90%, with the remainder released when occupancy reaches 95% by 8/1/01. Otherwise applied to principal.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

PROPERTY TYPE:                                      Office
LOCATION:                                           Mt. Arlington, NJ
YEAR BUILT/ RENOVATED:                              2000 / NAP
PROPERTY SIZE:                                      130,447 SF
CUT-OFF DATE BALANCE PER SF:                        $107.05

GENERAL CHARACTERISTICS:

The property is a new 130,447 SF suburban office building located in Mt. Arlington, New Jersey. The three-story property was constructed in 2000 and has a two-story entry atrium with polished granite floors. Each floor is adaptable to either single or multiple tenant use. The site is attractively landscaped with lighted parking for 480 cars (3.7 per 1,000 SF).

The largest tenant is privately held Software Associates, which provides software and consulting services to the pharmaceutical industry, including such companies as Merck, Pharmacia & Upjohn. QSS provides commercial software to a variety of top tier corporations including Boeing, Kodak, Ford, AT&T and Citicorp. It was recently purchased by Telelogic, which trades on the Stockholm Stock Exchange. Samsung Electronics America is a diversified electronics products company with a Moody's senior unsecured debt rating of Baa2.

PROPERTY MANAGER:                                   WJM Management LLC, an
                                                    affiliate of the sponsor
OCCUPANCY:                                          90%
OCCUPANCY AS OF DATE:                               2/1/01
U/W NOI ($ PSF):                                    $1,711,620 ($13.12 psf)
U/W NET CASH FLOW:                                  $1,486,649 ($11.40 psf)
U/W NET CASH FLOW DSCR:                             1.26x
APPRAISED VALUE ($ PSF):                            $19,300,000 ($148 psf)
APPRAISAL DATE:                                     4/1/01
CUT-OFF DATE LTV RATIO:                             72.35%
MATURITY DATE LTV RATIO:                            64.19%


All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                         PRELIMINARY-SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



                      This page intentionally left blank.



All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, supersedes any prior information provided to you and will be superseded by the information contained in any final prospectus for any securities actually sold to you. This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluating the investment offered hereby. The information contained herein may not be reproduced or used in whole or in part for any other purpose. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

                        NOTICE TO ALL POTENTIAL INVESTORS


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material is also set forth as Annex A to the Prospectus Supplement in which this disk is included.

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION ON THIS DISK, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                   GENERAL MORTGAGED REAL PROPERTY INFORMATION


                        Mortgage
 Control      Loan       Loan
 Number      Number     Seller          Loan / Property Name                        Property Address                  City
-----------------------------------------------------------------------------------------------------------------------------------
   101    7001836        SBRC    Atrium at Highpoint                       5615 High Point Drive                   Irving
   102    03-0812063     GCFP    Van Ness Post Centre                      1200 Van Ness Avenue                    San Francisco
   103    03-0810416     GCFP    90 William Street                         90 William Street                       New York
   104    03-0810277     GCFP    Ironwood Apartments                       2742 Jeanetta Road                      Houston
   105    010-00000684   AMCC    Savi Ranch Center                         23021-23060 Savi Ranch Parkway,         Yorba Linda
                                                                             23030 & 23040 East Park Drive
   106    11965          GCFP    Union Square Marketplace Shopping Center  1604-1800 Decoto Road and 34536-34696   Union City
                                                                             Alvarado-Niles Road
   107    12014          GCFP    Sterling Plaza Shopping Center            22330-22360 Sterling Boulevard          Sterling
   108    11980          GCFP    Metro Park                                6350 Walker Lane                        Springfield
   109    6605538        SBRC    Plaza Gardens                             13900 Newton Street                     Overland Park
   110    010-00000672   AMCC    400 Valley Road                           400 Valley Road                         Mount Arlington
   111    11806          GCFP    Greenhouse Marketplace Shopping Center    699 Lewelling Boulevard                 San Leandro
   112    010-00000701   AMCC    Dry Creek Medical Office Building         7470 & 7450 South Havana Street         Englewood
   113    7001723        SBRC    Summit Ridge Business Park                6759 - 6779 Mesa Ridge Road             San Diego
   114    010-00000690   AMCC    Fenton Marketplace                        2169, 2245, 2307, 2401, 2431, 2441      San Diego
                                                                             Fenton Parkway,  2408 & 2482
                                                                             Northside Drive
   115    115            SBRC    Crossroads Shopping Center                126 Waterford Parkway North             Waterford
   116    7001469        SBRC    Westford Technology Park II               2 Technology Park Drive                 Westford
   117    03-0810229     GCFP    Telephone Road Plaza                      4714, 4718, 4722, 4726, 4730, 4732,     Ventura
                                                                             4738, 4744, 4756 Telephone Road
                                                                             and 1440 Eastman Avenue
   118    6604209        SBRC    95 Metcalf Square                         7171 West 95th Street                   Overland Park
   119    6603513        SBRC    The Corporate Forum                       4501 Circle 75 Parkway                  Atlanta
   120    7001068        SBRC    Coral Palm Plaza                          2015-2150 North University Drive        Coral Springs
   121    6605095        SBRC    Shaker Square Shopping Center             684 East Boronda Road                   Salinas
   122    010-00000679   AMCC    Tucker Pointe Townhomes                   3001-3217 23rd Avenue Southwest         Fargo
   123    7000230        SBRC    Peninsula Storage Center                  866 & 999 Independence Avenue           Mountain View
   124    03-0812055     GCFP    Washington Corners                        47 East Chicago Avenue                  Naperville
   125    03-0810249     GCFP    Parkwood Plaza Shopping Center            8012, 8014, 8086 North Cedar Avenue     Fresno
                                                                             and 1540, 1570, 1590 East Nees
                                                                             Avenue
   126    6604500        SBRC    Bent Tree Apartments                      149 Hickory Hollow Terrace              Antioch
   127    03-0812058     GCFP    Quail Run                                 33099 Willow Lane                       Lenox Township
   128    6202615        SBRC    1050 Wall Street West                     1050 Wall Street West                   Lyndhurst
   129    7000172        SBRC    Shadow Ridge Apartments                   8500 Granville Parkway                  La Vista
   130    7001476        SBRC    270 Billerica Road                        270 Billerica Road                      Chelmsford
   131    7000111        SBRC    Regency Park Plaza                        601-681 Elmira Road                     Vacaville
   132    7001021        SBRC    Farm Glen Executive Park                  1-3 Farmglen Boulevard                  Farmington
   133    11995          GCFP    Vineyard Shopping Center                  5100 Clayton Road                       Concord
   134    6604431        SBRC    Annandale Gardens                         10862 Nichols Boulevard                 Olive Branch
   135    03-0810422     GCFP    Westfield Stop & Shop                     57-59 Main Street                       Westfield
   136    03-0810278     GCFP    La Paz Shopping Center                    25232-25342 McIntyre Street             Laguna Hills
   137    400020         GCFP    Midway Plaza                              5031-5051 West Irlo Bronson             Kissimmee
                                                                             Memorial Highway
   138    400019         GCFP    4455-4461 West Vine Street                4455-4461 West Vine Street              Kissimmee
   139    400018         GCFP    6600-6602 International Drive             6600-6602 International Drive           Orlando
   140    03-0810292     GCFP    390 North Moorpark Road                   390 North Moorpark Road                 Thousand Oaks
   141    6604469        SBRC    Bowles Village Shopping Center            7335 West Long Drive                    Littleton
   142    7001547        SBRC    Orchard Hardware Plaza                    8998-9116 Foothill Boulevard            Rancho Cucamonga
   143    7001805        SBRC    Waldbaums Supermarket (A&P) -             50 East Hoffman Road                    Lindenhurst
                                   Lindenhurst, NY
   144    7001127        SBRC    6820 Shingle Creek Parkway                6820 Shingle Creek Parkway              Brooklyn Center
   145    7001128        SBRC    6840 Shingle Creek Parkway                6840 Shingle Creek Parkway              Brooklyn Center
   146    7001018        SBRC    Long Beach Corporate Square               4300 Long Beach Boulevard               Long Beach
   147    03-0810425     GCFP    125 Middlesex Turnpike                    125 Middlesex Turnpike                  Bedford
   148    6604372        SBRC    Regents Walk                              13016 Leeds Court                       Tampa
   149    7001803        SBRC    Waldbaums Supermarket (A&P) -             60 Wall Street                          Huntington
                                   Huntington, NY
   150    7001764        SBRC    The Promenade Building                    1936 University Avenue                  Berkeley
   151    7000086        SBRC    Mitchell Lofts                            3800 Commerce Street                    Dallas
   152    03-0812027     GCFP    1212 Boston Post Road                     1212 Boston Post Road                   Milford
   153    010-00000660   AMCC    Savon Drug & Office Depot                 6235 & 6265 El Cajon Boulevard          San Diego
   154    7001411        SBRC    Landmark Entertainment Building           6100 San Fernando Road                  Glendale
   155    010-00000702   AMCC    Hacienda Vallecitos Senior                736 Center Drive                        San Marcos
                                   Apartments
   156    7001809        SBRC    A&P Supermarket - Howard                  15601 Cross Bay Boulevard               Howard Beach
                                   Beach, NY
   157    7002031        SBRC    Maxwell Village Shopping Center           19101-19245 Sonoma Highway              Sonoma
   158    010-00000655   AMCC    Downtowner Office Building                1087 Downtowner Boulevard               Mobile
   159    7001828        SBRC    Woodview Apartments                       14700-14720 Southwest Beard Road        Beaverton
   160    7001131        SBRC    275 Dan Road                              275 Dan Road                            Canton
   161    6605603        SBRC    Los Gatos Professional Building           3803 South Bascom Avenue                Campbell
   162    11517          GCFP    Candlewood Suites - Dallas Market Center  7930 North Stemmons Freeway             Dallas
   163    7001092        SBRC    Shady Oak I                               6815 Shady Oak Road                     Eden Prairie
   164    7001126        SBRC    Golden Valley II                          8325-8459 Tenth Avenue North            Golden Valley


  Control      Loan
  Number      Number      State    Zip Code         County            Property Type            Detailed Property Type
------------------------------------------------------------------------------------------------------------------------------
    101     7001836        TX       75038       Dallas                Office                 Office, Single Tenant
    102     03-0812063     CA       94109       San Francisco         Mixed Use              Mixed Use, Health Club(41%)/
                                                                                               Retail(30%)/Office(29%)
    103     03-0810416     NY       10038       New York              Office                 Office
    104     03-0810277     TX       77063       Harris                Multifamily            Multifamily
    105     010-00000684   CA       92887       Orange                Anchored Retail        Anchored Retail
    106     11965          CA       94587       Alameda               Anchored Retail        Anchored Retail
    107     12014          VA       20164       Loudoun               Anchored Retail        Anchored Retail
    108     11980          VA       22310       Fairfax               Office                 Office
    109     6605538        KS       66223       Johnson               Multifamily            Multifamily
    110     010-00000672   NJ       07856       Morris                Office                 Office
    111     11806          CA       94579       Alameda               Anchored Retail        Shadow Anchored Retail
    112     010-00000701   CO       80112       Arapahoe              Office                 Office, Medical Office
    113     7001723        CA       92121       San Diego             Office                 Office
    114     010-00000690   CA       92108       San Diego             Anchored Retail        Shadow Anchored Retail
    115     115            CT       06385       New London            Anchored Retail        Anchored Retail
    116     7001469        MA       01886       Middlesex             Office                 Office
    117     03-0810229     CA       93003       Ventura               Anchored Retail        Shadow Anchored Retail
    118     6604209        KS       66212       Johnson               Mixed Use              Mixed Use, Office(72%)/Retail(28%)
    119     6603513        GA       30339       Cobb                  Office                 Office
    120     7001068        FL       33071       Broward               Unanchored Retail      Unanchored Retail
    121     6605095        CA       93906       Monterey              Anchored Retail        Anchored Retail
    122     010-00000679   ND       58103       Cass                  Multifamily            Multifamily
    123     7000230        CA       94043       Santa Clara           Self Storage           Self Storage
    124     03-0812055     IL       60540       DuPage                Mixed Use              Mixed Use, Retail(65%)/Office(35%)
    125     03-0810249     CA       93720       Fresno                Unanchored Retail      Unanchored Retail
    126     6604500        TN       37013       Davidson              Multifamily            Multifamily
    127     03-0812058     MI       48048       Macomb                Mobile Home Park       Mobile Home Park
    128     6202615        NJ       07071       Bergen                Office                 Office
    129     7000172        NE       68128       Sarpy                 Multifamily            Multifamily
    130     7001476        MA       01824       Middlesex             Office                 Office, Single Tenant
    131     7000111        CA       95687       Solano                Anchored Retail        Anchored Retail
    132     7001021        CT       06032       Hartford              Office                 Office
    133     11995          CA       94521       Contra Costa          Anchored Retail        Anchored Retail
    134     6604431        MS       38654       DeSoto                Multifamily            Multifamily
    135     03-0810422     MA       01085       Hampden               Anchored Retail        Single Tenant Retail, Anchor
    136     03-0810278     CA       92653       Orange                Mixed Use              Mixed Use, Retail(69%)/Office(31%)
    137     400020         FL       34746       Osceola               Unanchored Retail      Unanchored Retail
    138     400019         FL       34746       Osceola               Unanchored Retail      Unanchored Retail
    139     400018         FL       32819       Orange                Unanchored Retail      Unanchored Retail
    140     03-0810292     CA       93160       Ventura               Anchored Retail        Single Tenant Retail, Anchor
    141     6604469        CO       80123       Jefferson             Anchored Retail        Anchored Retail
    142     7001547        CA       91730       San Bernardino        Anchored Retail        Anchored Retail
    143     7001805        NY       11757       Suffolk               Anchored Retail        Single Tenant Retail, Anchor
    144     7001127        MN       55430       Hennepin              Industrial             Industrial, Warehouse
    145     7001128        MN       55430       Hennepin              Industrial             Industrial, Warehouse
    146     7001018        CA       90807       Los Angeles           Office                 Office
    147     03-0810425     MA       01730       Middlesex             Office/Industrial      Office(44%)/Industrial(56%)
    148     6604372        FL       33612       Hillsborough          Multifamily            Multifamily
    149     7001803        NY       11743       Suffolk               Anchored Retail        Single Tenant Retail, Anchor
    150     7001764        CA       94704       Alameda               Office                 Office
    151     7000086        TX       75226       Dallas                Multifamily            Multifamily
    152     03-0812027     CT       06460       New Haven             Anchored Retail        Anchored Retail
    153     010-00000660   CA       92115       San Diego             Anchored Retail        Anchored Retail
    154     7001411        CA       91201       Los Angeles           Office                 Office, Single Tenant
    155     010-00000702   CA       92069       San Diego             Multifamily            Multifamily
    156     7001809        NY       11414       Queens                Anchored Retail        Anchored Retail
    157     7002031        CA       95476       Sonoma                Anchored Retail        Anchored Retail
    158     010-00000655   AL       36609       Mobile                Office                 Office
    159     7001828        OR       97007       Washington            Multifamily            Multifamily
    160     7001131        MA       02021       Norfolk               Office                 Office, Single Tenant
    161     6605603        CA       95008       Santa Clara           Office                 Office, Medical Office
    162     11517          TX       75247       Dallas                Hotel                  Hotel, Limited Service
    163     7001092        MN       55344       Hennepin              Industrial             Industrial, Warehouse
    164     7001126        MN       55427       Hennepin              Industrial             Industrial, Warehouse


                                            Property
  Control        Loan        Property      Size Unit          Year          Year             Occupancy      Occupancy
  Number       Number         Size            Type           Built       Renovated           Percentage     as of Date
--------------------------------------------------------------------------------------------------------------------------
    101     7001836             212,929        SF            1981           NAP                  100%        02/01/01
    102     03-0812063          108,515        SF            1911          1989                  100%        03/28/01
    103     03-0810416          173,249        SF            1967          1997                   91%        03/14/01
    104     03-0810277              288      Units           2000           NAP                   95%        01/18/01
    105     010-00000684        150,810        SF            1999           NAP                  100%        02/08/01
    106     11965               189,445        SF            1989           NAP                   95%        01/12/01
    107     12014               152,662        SF            1988          2000                   94%        03/14/01
    108     11980               129,102        SF            2000           NAP                  100%        01/12/01
    109     6605538                 200      Units           1999           NAP                   96%        06/18/01
    110     010-00000672        130,447        SF            2000           NAP                   90%        02/01/01
    111     11806               103,029        SF            1986           NAP                  100%        03/13/01
    112     010-00000701         77,419        SF            2000           NAP                   93%        05/07/01
    113     7001723             133,841        SF            2000           NAP                  100%        01/25/01
    114     010-00000690         50,388        SF            2000           NAP                   99%        04/02/01
    115     115                 197,478        SF            1987          1991                  100%        02/28/01
    116     7001469             104,790        SF            2000           NAP                  100%        01/31/01
    117     03-0810229          120,140        SF            1985           NAP                   97%        03/08/01
    118     6604209             154,275        SF            1979          1999                   93%        04/04/01
    119     6603513             182,858        SF            1981          1994                   98%        02/01/01
    120     7001068             135,936        SF            1986          2000                   96%        03/31/01
    121     6605095              76,651        SF            2000           NAP                  100%        11/20/00
    122     010-00000679            141      Units           1997          2000                   94%        02/14/01
    123     7000230              80,550        SF            1999           NAP                   96%        11/26/00
    124     03-0812055           59,835        SF            1999           NAP                  100%        12/31/00
    125     03-0810249           78,567        SF            2000           NAP                   96%        03/01/01
    126     6604500                 274      Units           1986           NAP                   94%        06/05/01
    127     03-0812058              340       Pads           1991          1999                  100%        01/16/01
    128     6202615             124,118        SF            1975           NAP                  100%        10/19/00
    129     7000172                 276      Units           1972          1994                   98%        09/01/00
    130     7001476             100,000        SF            1985          1993                  100%        01/01/01
    131     7000111              88,086        SF            1989           NAP                  100%        03/26/01
    132     7001021             118,917        SF            1986          1997                   98%        08/31/00
    133     11995               153,366        SF            1977          2000                   95%        03/01/01
    134     6604431                 184      Units           1999           NAP                   93%        12/20/00
    135     03-0810422           66,272        SF            2000           NAP                  100%        11/15/00
    136     03-0810278           86,164        SF            1975           NAP                   94%        12/31/00
    137     400020               29,089        SF            1998          1998                  100%        12/01/00
    138     400019               12,100        SF            1987          1998                  100%        12/18/00
    139     400018                4,663        SF            1977          1996                  100%        12/01/00
    140     03-0810292           58,420        SF            1996           NAP                  100%        03/31/01
    141     6604469              88,174        SF            1998          2001                   99%        02/01/01
    142     7001547             145,570        SF            1981           NAP                   93%        09/22/00
    143     7001805              59,607        SF            1994           NAP                  100%        02/13/01
    144     7001127             146,250        SF            1973           NAP                  100%        12/13/00
    145     7001128             112,426        SF            1973           NAP                  100%        11/14/00
    146     7001018              95,324        SF            1989           NAP                   95%        10/27/00
    147     03-0810425          147,000        SF            1968          1997                  100%        01/01/01
    148     6604372                 232      Units           1971          1999                   95%        12/31/00
    149     7001803              45,722        SF            1983           NAP                  100%        02/13/01
    150     7001764              42,655        SF            1992           NAP                   99%        01/15/01
    151     7000086                  79      Units           1928          1999                   94%        11/27/00
    152     03-0812027           59,200        SF            1994          1999                  100%        12/31/00
    153     010-00000660         42,851        SF            2000           NAP                  100%        01/03/01
    154     7001411              39,100        SF            1986          2000                  100%        05/15/00
    155     010-00000702            104      Units           2000           NAP                  100%        03/08/01
    156     7001809              33,904        SF            1981           NAP                  100%        02/14/01
    157     7002031              98,270        SF            1987           NAP                   99%        02/13/01
    158     010-00000655         53,800        SF            2000           NAP                   97%        02/12/01
    159     7001828                 120      Units           1999           NAP                   99%        11/27/00
    160     7001131              99,869        SF            1990           NAP                  100%        11/01/00
    161     6605603              32,620        SF            1991           NAP                  100%        02/01/00
    162     11517                   150      Rooms           1998           NAP                   70%        12/31/00
    163     7001092              90,000        SF            1980           NAP                  100%        11/14/00
    164     7001126              93,960        SF            1970           NAP                  100%        11/14/00

                   GENERAL MORTGAGED REAL PROPERTY INFORMATION

                          Mortgage
 Control      Loan         Loan
 Number      Number       Seller        Loan / Property Name                      Property Address                  City
---------------------------------------------------------------------------------------------------------------------------------
    165     7002057         SBRC   A&P Supermarket - Silver Spring         12028 Cherry Hill Road                   Silver Spring
    166     03-0810260      GCFP   Mountain View Plaza                     9705 North Thornydale Road               Tucson
    167     03-0812059      GCFP   Crowne Plaza Dayton                     33 East Fifth Street                     Dayton
    168     7000140         SBRC   764 Miami Circle                        764 Miami Circle                         Atlanta
    169     7001223         SBRC   Sagepointe Center                       6401-6501 Ming Avenue                    Bakersfield
    170     7001420         SBRC   705 Westech Office Building             705 Westech Drive                        Norcross
    171     7002046         SBRC   A&P Supermarket - Hoboken, NJ           614-632 Clinton Avenue                   Hoboken
    172     03-0812068      GCFP   Century Office Building                 21500 Haggerty Road                      Farmington Hills
    173     7001350         SBRC   2282-2286 Broadway                      2282-2286 Broadway                       New York
    174     03-0810283      GCFP   EXECUCENTER                             2900-2960 Camino Diablo                  Walnut Creek
    175     6603357         SBRC   Sheridan Park Apartments                1450 North First Street                  Salinas
    176     010-00000599    AMCC   Gart Sports                             7848 East County Line Road               Littleton
    177     010-00000676    AMCC   Park Place Apartments                   2900 Colerain Road                       St. Mary's
    178     010-00000677    AMCC   Hilby Station Apartments                5317 South Palouse Highway               Spokane
    179     6604276         SBRC   11511 Katy Freeway                      11511 Katy Freeway                       Houston
    180     7001859         SBRC   PharmaResearch Office Building          1011-1013 Ashes Boulevard                Wilmington
    181     6603653         SBRC   151 West Street                         151 West Street                          Annapolis
    182     010-00000671    AMCC   Rivercrest Apartments                   3123 Northeast 29th Street               Gresham
    183     7001604         SBRC   Sunrise Pointe Apartments               3202-3380 Jackson Street Southeast       Albany
    184     020-00000070    AMCC   Cascade Woods Apartments                18607 Southwest Mapleoak Lane            Aloha
    185     7001806         SBRC   Fresh Fields Supermarket (A&P) -        800 West Avenue                          Ocean City
                                     Ocean City, NJ
    186     7000274         SBRC   Deer Valley Marketplace                 8190-8248 East Deer Valley Road          Peoria
    187     010-00000578    AMCC   Best Buy - Jacksonville                 9355 Atlantic Boulevard                  Jacksonville
    188     7001829         SBRC   Wilburton Office Building               11624 Southeast 5th Street               Bellevue
    189     11932           GCFP   North Melrose Self Storage              1317 North Melrose Drive                 Vista
    190     10728           GCFP   Menlo Office Buildings                  3705 & 3723 Haven Avenue                 Menlo Park
    191     010-00000694    AMCC   Amber Fields Apartments                 4884, 4936, 5024 & 5200                  Fargo
                                                                             21st Avenue Southwest
    192     010-00000658    AMCC   Reservoir Distribution Center           1335 Philadelphia Street                 Pomona
    193     010-00000691    AMCC   Rancho San Diego Business Park          2701-2709 Via Orange Way                 Spring Valley
    194     6604126         SBRC   Foxborough Business Park                12402 Industrial Boulevard               Victorville
    195     7001485         SBRC   1178 Sonora Court                       1178 Sonora Court                        Sunnyvale
    196     010-00000539    AMCC   Sandia Plaza                            3301 Juan Tabo Boulevard Northeast       Albuquerque
    197     11755           GCFP   Madison Crossing Shopping Center        1700 Eatonton Road                       Madison
    198     03-0810419      GCFP   645-655 Massachusetts Avenue,           645-655 Massachusetts Avenue,            Cambridge
                                   10-50 Prospect Street, and              10-50 Prospect Street, and
                                   112-116 Bishop Allen Drive              112-116 Bishop Allen Drive
    199     03-0810308      GCFP   Gateway Business Park Building D        3525 East Post Road                      Las Vegas
    200     6603359         SBRC   Woodside Park Apartments                1040-1080 Riker Street                   Salinas
    201     010-00000668    AMCC   1400 Manhattan Warehouse Building       1400-1420 Manhattan Avenue               Fullerton
    202     6604564         SBRC   Nashville Commons Shopping Center       1131-1145 Eastern Avenue                 Nashville
    203     6604244         SBRC   10 Talcott Notch                        10 Talcott Notch                         Farmington
    204     03-0810258      GCFP   Cherry Creek 24 Hour Fitness Facility   4120 East Alameda Avenue                 Denver
    205     12125           GCFP   Raymour & Flanigan Shopping Center      3130 State Road (Routes 5 & 20)          Canandaigua
    206     03-0810288      GCFP   33 Las Colinas Lane                     33 Las Colinas Lane                      San Jose
    207     6605269         SBRC   Village Crossing Shopping Center        100 Verde Valley School Road             Sedona
    208     03-0810208      GCFP   4015 Medina Road                        4015 Medina Road                         Bath Township
    209     7001432         SBRC   34-40 West 65th Street                  34-40 West 65th Street                   New York
    210     03-0810272      GCFP   7930 Belt Line Road                     7930 Belt Line Road                      Dallas
    211     010-00000662    AMCC   Hempstead Distribution Center           8017 Pinemont Drive                      Houston
    212     6603391         SBRC   Crossroads West Apartments              4901 Lonas Road                          Knoxville
    213     7001323         SBRC   Hilltop Apartments                      4529 Columbus Avenue                     Anderson
    214     03-0812050      GCFP   Ramada Limited - Northville             21100 Haggerty Road                      Northville
    215     7001839         SBRC   Woodcrest Mobile Home Estates           1123 Woodcrest Drive                     Santa Rosa
    216     7001543         SBRC   241 Peachtree Street                    241 Peachtree Street                     Atlanta
    217     6604942         SBRC   Tech Surgical Center                    7181 Cascade Valley Court                Las Vegas
    218     7002029         SBRC   Waldbaums Supermarket (A&P) -           500 West Merrick Road                    Valley Stream
                                     Valley Stream, NY
    219     010-00000632    AMCC   Center Trust Building                   3500 North Sepulveda Boulevard           Manhattan Beach
    220     03-0812053      GCFP   Summit Square Shopping Center           14126 West Center Road                   Omaha
    221     7001124         SBRC   Marmalade Square Apartments             244 West 600 North                       Salt Lake City
    222     03-0812066      GCFP   Livermore Gateway Business Park         101-121 Pullman Street                   Livermore
    223     03-0810287      GCFP   668 Stillwater Avenue                   668 Stillwater Avenue                    Bangor
    224     03-0810280      GCFP   Charleston Buffalo Plaza                1151 & 1181 South Buffalo Drive          Las Vegas
    225     7000037         SBRC   Harbor Center                           211 North Union Street                   Alexandria
    226     010-00000696    AMCC   Boise Cascade Building                  306 Center Square Road                   Logan Township
    227     03-0810309      GCFP   5705 Johnston Street                    5705 Johnston Street                     Lafayette
    228     03-0810296      GCFP   11114-11120 West Broad Street           11114-11120 West Broad Street            Glen Allen



  Control      Loan
  Number      Number      State    Zip Code         County            Property Type            Detailed Property Type
------------------------------------------------------------------------------------------------------------------------------
    165     7002057        MD     20904         Montgomery            Anchored Retail        Single Tenant Retail, Anchor
    166     03-0810260     AZ     85742         Pima                  Anchored Retail        Anchored Retail
    167     03-0812059     OH     45402         Montgomery            Hotel                  Hotel, Full Service
    168     7000140        GA     30324         Fulton                Unanchored Retail      Unanchored Retail
    169     7001223        CA     93309         Kern                  Anchored Retail        Anchored Retail
    170     7001420        GA     30092         Gwinnett              Office                 Office, Single Tenant
    171     7002046        NJ     07030         Hudson                Anchored Retail        Single Tenant Retail, Anchor
    172     03-0812068     MI     48335         Oakland               Office                 Office
    173     7001350        NY     10024         New York              Unanchored Retail      Unanchored Retail
    174     03-0810283     CA     94596         Contra Costa          Office                 Office
    175     6603357        CA     93906         Monterey              Multifamily            Multifamily
    176     010-00000599   CO     80124         Douglas               Unanchored Retail      Single Tenant Retail, Non-Anchor
    177     010-00000676   GA     31558         Camden                Multifamily            Multifamily
    178     010-00000677   WA     99223         Spokane               Multifamily            Multifamily
    179     6604276        TX     77079         Harris                Office                 Office
    180     7001859        NC     28405         New Hanover           Office                 Office
    181     6603653        MD     21401         Anne Arundel          Office                 Office
    182     010-00000671   OR     97030         Multnomah             Multifamily            Multifamily
    183     7001604        OR     97321         Linn                  Multifamily            Multifamily
    184     020-00000070   OR     97006         Washington            Multifamily            Multifamily
    185     7001806        NJ     08226         Cape May              Anchored Retail        Single Tenant Retail, Anchor
    186     7000274        AZ     85382         Maricopa              Anchored Retail        Shadow Anchored Retail
    187     010-00000578   FL     32225         Duval                 Unanchored Retail      Single Tenant Retail, Non-Anchor
    188     7001829        WA     98005         King                  Office                 Office
    189     11932          CA     92083         San Diego             Self Storage           Self Storage
    190     10728          CA     94025         San Mateo             Office                 Office
    191     010-00000694   ND     58103         Cass                  Multifamily            Multifamily
    192     010-00000658   CA     91766         Los Angeles           Industrial             Industrial, Warehouse
    193     010-00000691   CA     91978         San Diego             Office/Industrial      Office(30%)/Industrial(70%)
    194     6604126        CA     92392         San Bernardino        Office/Industrial      Office(54%)/Industrial(46%)
    195     7001485        CA     94086         Santa Clara           Office/Industrial      Office(UAV)/Industrial(UAV)
    196     010-00000539   NM     87111         Bernalillo            Mixed Use              Mixed Use, Office(59%)/Health Club(41%)
    197     11755          GA     30650         Morgan                Anchored Retail        Anchored Retail
    198     03-0810419     MA     02139         Middlesex             Unanchored Retail      Unanchored Retail
    199     03-0810308     NV     89120         Clark                 Office                 Office
    200     6603359        CA     93901         Monterey              Multifamily            Multifamily
    201     010-00000668   CA     92831         Orange                Industrial             Industrial, Warehouse
    202     6604564        NC     27856         Nash                  Anchored Retail        Anchored Retail
    203     6604244        CT     06032         Hartford              Office                 Office
    204     03-0810258     CO     80246         Denver                Other (Health Club)    Other (Health Club)
    205     12125          NY     14424         Ontario               Anchored Retail        Shadow Anchored Retail
    206     03-0810288     CA     95119         Santa Clara           Office                 Office, Single Tenant
    207     6605269        AZ     86351         Yavapai               Anchored Retail        Anchored Retail
    208     03-0810208     OH     44333         Summit                Unanchored Retail      Single Tenant Retail, Non-Anchor
    209     7001432        NY     10023         New York              Multifamily            Multifamily
    210     03-0810272     TX     75240         Dallas                Anchored Retail        Single Tenant Retail, Anchor
    211     010-00000662   TX     77040         Harris                Industrial             Industrial, Warehouse
    212     6603391        TN     37909         Knox                  Multifamily            Multifamily
    213     7001323        IN     46013         Madison               Multifamily            Multifamily
    214     03-0812050     MI     48167         Oakland               Hotel                  Hotel, Limited Service
    215     7001839        CA     95401         Sonoma                Mobile Home Park       Mobile Home Park
    216     7001543        GA     30303         Fulton                Office                 Office
    217     6604942        NV     89128         Clark                 Office                 Office, Medical Office
    218     7002029        NY     11580         Nassau                Anchored Retail        Single Tenant Retail, Anchor
    219     010-00000632   CA     90266         Los Angeles           Office                 Office, Single Tenant
    220     03-0812053     NE     68144         Douglas               Unanchored Retail      Unanchored Retail
    221     7001124        UT     84103         Salt Lake             Multifamily            Multifamily
    222     03-0812066     CA     94550         Alameda               Industrial             Industrial, Manufacturing
    223     03-0810287     ME     04401         Penobscot             Anchored Retail        Shadow Anchored Retail
    224     03-0810280     NV     89117         Clark                 Mixed Use              Mixed Use, Retail(71%)/Office(29%)
    225     7000037        VA     22314         Alexandria City       Office                 Office
    226     010-00000696   NJ     08085         Gloucester            Industrial             Industrial, Warehouse
    227     03-0810309     LA     70503         Lafayette             Unanchored Retail      Single Tenant Retail, Non-Anchor
    228     03-0810296     VA     23059         Henrico               Anchored Retail        Shadow Anchored Retail


                                            Property
  Control        Loan        Property      Size Unit          Year          Year             Occupancy      Occupancy
  Number       Number         Size            Type           Built       Renovated           Percentage     as of Date
--------------------------------------------------------------------------------------------------------------------------
    165     7002057              64,624        SF            1999           NAP                100%            02/13/01
    166     03-0810260           63,635        SF            1999           NAP                 98%            03/04/01
    167     03-0812059              283      Rooms           1976          2000                 55%            12/31/00
    168     7000140              82,631        SF            1966          1994                 91%            11/01/00
    169     7001223             102,164        SF            1979          1997                100%            11/20/00
    170     7001420              71,000        SF            1985          1999                100%            12/14/00
    171     7002046              31,300        SF            1970          1999                100%            02/13/01
    172     03-0812068           46,676        SF            2000           NAP                 94%            04/16/01
    173     7001350               5,180        SF            1923           NAP                100%            02/01/01
    174     03-0810283           55,433        SF            1981          2000                 89%            03/01/01
    175     6603357                 116      Units           1976           NAP                 99%            01/23/01
    176     010-00000599         60,591        SF            1993          2000                100%            12/31/00
    177     010-00000676            200      Units           1987          2001                 93%            10/01/00
    178     010-00000677            117      Units           2000           NAP                 94%            03/31/01
    179     6604276              77,871        SF            1978          1997                 90%            04/01/01
    180     7001859              47,402        SF            2000           NAP                 93%            01/22/01
    181     6603653              35,941        SF            1999           NAP                100%            12/01/00
    182     010-00000671             94      Units           1999           NAP                 97%            12/13/00
    183     7001604                 104      Units           2000           NAP                 94%            12/01/00
    184     020-00000070             92      Units           1998           NAP                 99%            02/06/01
    185     7001806              39,773        SF            2000           NAP                100%            02/13/01
    186     7000274              33,080        SF            1999           NAP                 96%            08/31/00
    187     010-00000578         45,914        SF            1999           NAP                100%            07/05/00
    188     7001829              22,200        SF            1999           NAP                100%            12/31/00
    189     11932               120,900        SF            1999           NAP                 74%            02/28/01
    190     10728                24,161        SF            1969          1999                100%            12/31/00
    191     010-00000694            108      Units           2000           NAP                 98%            04/01/01
    192     010-00000658        110,250        SF            2000           NAP                100%            11/28/00
    193     010-00000691         83,595        SF            1989           NAP                100%            04/01/01
    194     6604126             128,047        SF            1991           NAP                 87%            10/02/00
    195     7001485              19,440        SF            1975          2000                100%            01/12/01
    196     010-00000539         68,418        SF            1972          1999                100%            12/31/00
    197     11755                63,272        SF            1999           NAP                 97%            01/31/01
    198     03-0810419           26,861        SF            1950          1997                100%            12/31/00
    199     03-0810308           53,565        SF            2000           NAP                100%            03/14/01
    200     6603359                  80      Units           1978           NAP                100%            03/08/01
    201     010-00000668         91,118        SF            1971          1994                100%            02/01/01
    202     6604564              56,100        SF            1999           NAP                100%            12/01/00
    203     6604244              48,720        SF            1979          1999                100%            09/30/00
    204     03-0810258           36,181        SF            1988          2000                100%            02/13/01
    205     12125               105,704        SF            1971          1997                 95%            03/15/01
    206     03-0810288           18,803        SF            2000           NAP                100%            03/21/01
    207     6605269              42,495        SF            1998           NAP                 94%            11/09/00
    208     03-0810208           30,000        SF            2000           NAP                100%            03/31/01
    209     7001432                  48      Units           1939           NAP                 98%            11/01/00
    210     03-0810272           13,905        SF            2000           NAP                100%            01/01/01
    211     010-00000662        111,197        SF            1999           NAP                100%            12/31/00
    212     6603391                 177      Units           1970          1994                 94%            02/28/01
    213     7001323                 132      Units           1968          2000                 94%            01/31/01
    214     03-0812050              125      Rooms           1986          1998                 51%            12/31/00
    215     7001839                  85       Pads           1971          1982                100%            02/09/01
    216     7001543              28,710        SF            1900          2000                100%            12/13/00
    217     6604942              18,758        SF            2000           NAP                100%            01/08/01
    218     7002029              24,432        SF            1968           NAP                100%            02/13/01
    219     010-00000632         19,560        SF            1982          1999                100%            04/01/01
    220     03-0812053           29,519        SF            1999           NAP                 95%            02/26/01
    221     7001124                 100      Units           1961          2000                 96%            10/28/00
    222     03-0812066           46,800        SF            1999           NAP                100%            12/20/00
    223     03-0810287           29,129        SF            1999           NAP                100%            03/31/01
    224     03-0810280           25,673        SF            1998           NAP                100%            01/01/01
    225     7000037              49,656        SF            1986           NAP                 97%            10/19/00
    226     010-00000696        125,496        SF            1985          1995                100%            01/30/01
    227     03-0810309           30,000        SF            1996           NAP                100%            01/01/01
    228     03-0810296           17,029        SF            2000           NAP                100%            01/30/01

                  GENERAL MORTGAGED REAL PROPERTY INFORMATION


                         Mortgage
 Control      Loan        Loan
 Number      Number      Seller          Loan / Property Name                      Property Address                  City
-----------------------------------------------------------------------------------------------------------------------------------
    229     7001132         SBRC   33 Upton Drive                          33 Upton Drive                          Wilmington
    230     7001525         SBRC   Park Villa Apartments                   1415 West Casino Road                   Everett
    231     03-0812052      GCFP   372 West Ontario Building               372 West Ontario Street                 Chicago
    232     6603066         SBRC   White Pine Shopping Center              1212 State Street/U.S.                  White Pine
                                                                             Highway 25 East
    233     03-0810701      GCFP   Eckerd Drugstore                        505 Black Horse Pike                    Pleasantville
    234     400023          GCFP   Eckerd Waldorf                          3385 Crain Highway                      Waldorf
    235     03-0810293      GCFP   1000 North Jefferson Street             1000 North Jefferson Street             Indianola
    236     6604591         SBRC   Continental Apartments                  1300 Cedar Lane                         Tullahoma
    237     03-0810290      GCFP   7537 West Thomas Road                   7537 West Thomas Road                   Phoenix
    238     010-00000605    AMCC   East Valley (aka Greenfield)            4111 East Valley Auto Drive             Mesa
                                     Business Center
    239     010-00000678    AMCC   Lanier Commons Shopping Center          2888 Browns Bridge Road                 Gainesville
    240     010-00000586    AMCC   Shawnee Medical Office                  3700 North Kickapoo Street              Shawnee
    241     010-00000683    AMCC   Stanwood/Camano Village                 7202, 7204, 7206, 7208-267th Street     Stanwood
                                   Professional Center Northwest
    242     010-00000666    AMCC   Office Depot                            1053 Emerald Bay Road                   South Lake Tahoe
    243     03-0810424      GCFP   100 DeVilbiss Drive                     100 DeVilbiss Drive                     Somerset
    244     03-0812605      GCFP   Palm Crest Apartments                   9900 Riverside Drive                    Coral Springs
-----------------------------------------------------------------------------------------------------------------------------------
    245     03-0810420      GCFP   Newton & Wellesley Portfolio
    245a    03-0810420b            571 Washington Street                   8 Grove Street & 571                    Wellesley
                                                                             Washington Street
    245b    03-0810420a            739 Beacon Street                       739 Beacon Street                       Newton
-----------------------------------------------------------------------------------------------------------------------------------
    246     010-00000667    AMCC   Shelton Park Apartments                 194 Shelton Road                        Madison
    247     7001500         SBRC   Tatum Ranch Center                      29605 North Cave Creek Road             Phoenix
    248     03-0810234      GCFP   1516 East Bethany Home Road             1516 East Bethany Home Road             Phoenix
    249     03-0812604      GCFP   Wynnton Apartments                      2000 Wynnton Road                       Columbus
    250     03-0810289      GCFP   AA Access Self Storage                  1518 West 3300 South                    Ogden
    251     010-00000661    AMCC   80 Smith Street                         80 Smith Street                         Farmingdale
    252     6603533         SBRC   Park at Palmdale                        3939 South Park Avenue                  Tucson
    253     7001452         SBRC   302 West 12th Street                    302 West 12th Street                    New York
    254     400017          GCFP   Ashley Diane and Woodlawn Apartments    210 & 235 East 8680 South               Sandy
    255     010-00000622    AMCC   Orangewood Industrial                   2163-2165 South Dupont Drive            Anaheim
    256     010-00000663    AMCC   Trace Creek Shopping Center             8157-8171 State Highway 100             Nashville
    257     010-00000336    AMCC   19 Industrial Avenue                    19 Industrial Avenue                    Mahwah
    258     400013          GCFP   2980 Northwest 74th Avenue              2980 Northwest 74th Avenue              Miami
    259     400015          GCFP   Baumann Industrial Plaza                7011-7023 South 700 West                Midvale
    260     010-00000305    AMCC   Randall Ridge Apartments                583-589 West Randall Street             Coopersville
    261     03-0810662      GCFP   San Jacinto Manor                       206 West Avenue P                       Deer Park
    262     010-00000700    AMCC   Maywood Retail Center                   5800-5818 Atlantic Boulevard &          Maywood
                                                                           4505-4509 East Slauson Avenue
    263     11892           GCFP   Lamps Plus                              4902 Stevens Creek Boulevard            San Jose
    264     010-00000669    AMCC   Jackson Square Apartments               4110 Triana Boulevard                   Huntsville
    265     010-00000643    AMCC   Comcast Facility                        2323 Thompson Way                       Santa Maria
    266     010-00000656    AMCC   Montlimar Square Office Building        1015 Montlimar Drive                    Mobile
    267     400014          GCFP   5th Street Center                       1324 East 5th Street                    Carson City
    268     010-00000433    AMCC   Grant Road Place                        5625-5679 East Grant Road               Tucson
    269     03-0810702      GCFP   4101 Calloway Drive                     4101 Calloway Drive                     Bakersfield
    270     010-00000344    AMCC   2201-2221 Hillside Avenue               2201-2221 Hillside Avenue               New Hyde Park
    271     010-00000346    AMCC   10200 Riverside Drive Office Building   10200 Riverside Drive                   Toluca Lake
    272     400021          GCFP   Market Street Apartments                2376 and 2392-2400                      Akron
                                                                             East Market Street
    273     010-00000324    AMCC   Exxon/ IHOP                             98 & 5225 Jericho Turnpike              Jericho
    274     010-00000345    AMCC   Glenwood Plaza                          3232-3248 Glenview Road                 Glenview
    275     010-00000317    AMCC   Oceanside Industrial                    98-112 Mott Street                      Oceanside
    276     010-00000328    AMCC   Jewell Street Apartments                4640 Jewell Street                      Pacific Beach
    277     020-00000050    AMCC   Yellowstone Shopping Center             773-777 Yellowstone Avenue              Pocatello
    278     020-00000046    AMCC   Panther Square                          723 Avenue D                            Snohomish
    279     010-00000274    AMCC   Goose Creek Shopping Center             205 St. James Avenue                    Goose Creek
    280     010-00000372    AMCC   La Sabre Apartments                     6171 East Bellevue Avenue               Tucson
    281     010-00000248    AMCC   Forrest Court Apartments                827 Forrest Drive                       Newport News
    282     020-00000058    AMCC   Hampton Court Apartments                20600 60th Avenue West                  Lynnwood
    283     010-00000508    AMCC   Sierra Vista CSK Store                  1725 East Fry Boulevard                 Sierra Vista


  Control      Loan
  Number      Number      State    Zip Code         County            Property Type            Detailed Property Type
------------------------------------------------------------------------------------------------------------------------------
    229     7001132        MA     01887       Middlesex               Office/Industrial      Office(40%)/Industrial(60%)
    230     7001525        WA     98204       Snohomish               Multifamily            Multifamily
    231     03-0812052     IL     60610       Cook                    Office                 Office
    232     6603066        TN     37890       Jefferson               Anchored Retail        Anchored Retail
    233     03-0810701     NJ     08232       Atlantic                Anchored Retail        Single Tenant Retail, Anchor
    234     400023         MD     20603       Charles                 Anchored Retail        Single Tenant Retail, Anchor
    235     03-0810293     IA     50125       Warren                  Anchored Retail        Single Tenant Retail, Anchor
    236     6604591        TN     37388       Coffee                  Multifamily            Multifamily
    237     03-0810290     AZ     85033       Maricopa                Unanchored Retail      Single Tenant Retail, Non-Anchor
    238     010-00000605   AZ     85206       Maricopa                Office                 Office
    239     010-00000678   GA     30502       Hall                    Anchored Retail        Anchored Retail
    240     010-00000586   OK     74804       Pottawatomie            Office                 Office, Medical Office
    241     010-00000683   WA     98292       Snohomish               Office                 Office
    242     010-00000666   CA     96150       El Dorado               Unanchored Retail      Single Tenant Retail, Non-Anchor
    243     03-0810424     PA     15501       Somerset                Office/Industrial      Office(33%)/Industrial(67%)
    244     03-0812605     FL     33071       Broward                 Multifamily            Multifamily
------------------------------------------------------------------------------------------------------------------------------
    245     03-0810420
   245a     03-0810420b    MA     02482       Norfolk                 Mixed Use              Mixed Use, Office(68%)/Retail(32%)
   245b     03-0810420a    MA     02459       Middlesex               Unanchored Retail      Unanchored Retail
------------------------------------------------------------------------------------------------------------------------------
    246     010-00000667   AL     35758       Madison                 Multifamily            Multifamily
    247     7001500        AZ     85331       Maricopa                Anchored Retail        Shadow Anchored Retail
    248     03-0810234     AZ     85012       Maricopa                Office                 Office
    249     03-0812604     GA     31906       Muscogee                Multifamily            Multifamily
    250     03-0810289     UT     84401       Weber                   Self Storage           Self Storage
    251     010-00000661   NY     11735       Suffolk                 Office/Industrial      Office(36%)/Industrial(64%)
    252     6603533        AZ     85714       Pima                    Office/Industrial      Office(67%)/Industrial(33%)
    253     7001452        NY     10014       New York                Unanchored Retail      Unanchored Retail
    254     400017         UT     84070       Salt Lake               Multifamily            Multifamily
    255     010-00000622   CA     92806       Orange                  Industrial             Industrial, Warehouse
    256     010-00000663   TN     37221       Davidson                Anchored Retail        Shadow Anchored Retail
    257     010-00000336   NJ     07430       Bergen                  Industrial             Industrial, Warehouse
    258     400013         FL     33122       Miami-Dade              Industrial             Industrial, Warehouse
    259     400015         UT     84047       Salt Lake               Office/Industrial      Office(34%)/Industrial(66%)
    260     010-00000305   MI     49404       Ottawa                  Multifamily            Multifamily
    261     03-0810662     TX     77536       Harris                  Health Care            Health Care, Nursing Home
    262     010-00000700   CA     90270       Los Angeles             Unanchored Retail      Unanchored Retail
    263     11892          CA     95129       Santa Clara             Unanchored Retail      Single Tenant Retail, Non-Anchor
    264     010-00000669   AL     35805       Madison                 Multifamily            Multifamily
    265     010-00000643   CA     93455       Santa Barbara           Office                 Office, Single Tenant
    266     010-00000656   AL     36609       Mobile                  Office                 Office
    267     400014         NV     89701       Washoe                  Mixed Use              Mixed Use, Self Storage(56%)/
                                                                                               Office/Warehouse(44%)
    268     010-00000433   AZ     85712       Pima                    Office                 Office
    269     03-0810702     CA     93312       Kern                    Unanchored Retail      Single Tenant Retail, Non-Anchor
    270     010-00000344   NY     11040       Nassau                  Unanchored Retail      Unanchored Retail
    271     010-00000346   CA     91602       Los Angeles             Office                 Office
    272     400021         OH     44312       Summit                  Multifamily            Multifamily
    273     010-00000324   NY     11568       Nassau                  Other (Ground Lease)   Other (Ground Lease)
    274     010-00000345   IL     60025       Cook                    Unanchored Retail      Unanchored Retail
    275     010-00000317   NY     11572       Nassau                  Industrial             Industrial, Warehouse
    276     010-00000328   CA     92109       San Diego               Multifamily            Multifamily
    277     020-00000050   ID     83201       Bannock                 Unanchored Retail      Unanchored Retail
    278     020-00000046   WA     98290       Snohomish               Mixed Use              Mixed Use, Office(50%)/Retail(50%)
    279     010-00000274   SC     29445       Berkeley                Unanchored Retail      Unanchored Retail
    280     010-00000372   AZ     85712       Pima                    Multifamily            Multifamily
    281     010-00000248   VA     23606       Newport News City       Multifamily            Multifamily
    282     020-00000058   WA     98036       Snohomish               Multifamily            Multifamily
    283     010-00000508   AZ     85635       Cochise                 Unanchored Retail      Single Tenant Retail, Non-Anchor


                                            Property
  Control        Loan          Property      Size Unit      Year          Year             Occupancy       Occupancy
  Number        Number           Size         Type          Built       Renovated           Percentage     as of Date
--------------------------------------------------------------------------------------------------------------------------
    229     7001132              53,271        SF            1970          1986                100%          12/11/00
    230     7001525                  73      Units           1981           NAP                 93%          03/31/01
    231     03-0812052           39,689        SF            1905          1987                100%          04/30/01
    232     6603066              52,676        SF            1998           NAP                 96%          04/17/01
    233     03-0810701           10,908        SF            2000           NAP                100%          03/08/01
    234     400023               10,908        SF            2000           NAP                100%          02/20/01
    235     03-0810293           15,120        SF            2000           NAP                100%          01/31/01
    236     6604591                 128      Units           1977          1999                 97%          02/23/01
    237     03-0810290           17,108        SF            1999           NAP                100%          12/31/00
    238     010-00000605         24,744        SF            1999           NAP                 95%          04/01/01
    239     010-00000678         52,440        SF            1990           NAP                100%          01/26/01
    240     010-00000586         26,642        SF            2000           NAP                100%          02/28/01
    241     010-00000683         21,000        SF            1999           NAP                 92%          01/15/01
    242     010-00000666         18,009        SF            2000           NAP                100%          12/12/00
    243     03-0810424          155,227        SF            1979          1999                100%          03/12/01
    244     03-0812605               44      Units           1983           NAP                 95%          03/01/01
--------------------------------------------------------------------------------------------------------------------------
    245     03-0810420           14,188        SF
   245a     03-0810420b          10,953        SF            1900          1985                100%          12/31/00
   245b     03-0810420a           3,235        SF            1995           NAP                100%          12/31/00
--------------------------------------------------------------------------------------------------------------------------
    246     010-00000667            100      Units           1984          1997                 99%          12/07/00
    247     7001500              15,000        SF            1999           NAP                100%          09/26/00
    248     03-0810234           26,526        SF            1983           NAP                100%          03/30/01
    249     03-0812604               72      Units           1968           NAP                 90%          03/09/01
    250     03-0810289          116,705        SF            2000           NAP                 82%          04/10/01
    251     010-00000661         40,310        SF            1921           NAP                100%          02/14/01
    252     6603533              35,938        SF            1986           NAP                100%          12/31/00
    253     7001452               5,076        SF            1910           NAP                100%          01/05/01
    254     400017                   48      Units           1976           NAP                 96%          03/01/01
    255     010-00000622         37,276        SF            1970          1994                100%          01/31/01
    256     010-00000663         11,200        SF            2000           NAP                100%          02/09/01
    257     010-00000336         50,765        SF            1965           NAP                100%          04/20/01
    258     400013               42,316        SF            1973          1999                100%          02/15/01
    259     400015               30,006        SF            2000           NAP                100%          11/09/00
    260     010-00000305             48      Units           1994          1996                 98%          02/28/01
    261     03-0810662               96       Beds           1973          1996                 91%          12/31/00
    262     010-00000700         21,745        SF            1988           NAP                 96%          03/01/01
    263     11892                10,599        SF            1963          1990                100%          03/12/01
    264     010-00000669            104      Units           1978          1998                 92%          10/14/00
    265     010-00000643         15,000        SF            2000           NAP                100%          10/11/00
    266     010-00000656         19,611        SF            1978          1999                100%          11/08/00
    267     400014               70,430        SF            1989           NAP                 97%          02/26/01
    268     010-00000433         19,000        SF            1971          1996                100%          12/31/00
    269     03-0810702            2,844        SF            1998           NAP                100%          03/09/01
    270     010-00000344         14,645        SF            1935          1992                100%          12/31/00
    271     010-00000346         12,823        SF            1974           NAP                 83%          02/01/01
    272     400021                   37      Units           1979           NAP                100%          02/26/01
    273     010-00000324         64,000        SF            1965           NAP                100%          03/01/01
    274     010-00000345          9,501        SF            1988           NAP                 74%          02/28/01
    275     010-00000317         40,852        SF            1981           NAP                100%          04/23/01
    276     010-00000328             16      Units           1970          1997                100%          02/12/01
    277     020-00000050         19,850        SF            1984           NAP                100%          03/23/01
    278     020-00000046         10,000        SF            1991           NAP                100%          03/23/01
    279     010-00000274         12,400        SF            1989           NAP                 90%          12/31/00
    280     010-00000372             36      Units           1970           NAP                100%          01/25/01
    281     010-00000248             46      Units           1975          1992                100%          02/28/01
    282     020-00000058             13      Units           1984           NAP                100%          12/12/00
    283     010-00000508          7,034        SF            1998           NAP                100%          01/31/01

 MORTGAGE LOAN BALANCES AND MORTGAGED REAL PROPERTY APPRAISED VALUE INFORMATION


                                                                                          % OF                            ALLOCATED
                                                                                        INITIAL                         % OF INITIAL
              MORTGAGE                                                                    MORT-      ALLOCATED CUT-OFF      MORT-
   CONTROL     LOAN                                                 CUT-OFF DATE        GAGE POOL     DATE PRINCIPAL      GAGE POOL
   NUMBER     SELLER      LOAN / PROPERTY NAME                      PRINCIPAL BALANCE   BALANCE        BALANCE             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
    101        SBRC        Atrium at Highpoint                      20,851,862.25         2.18%       20,851,862.25         2.18%
    102        GCFP        Van Ness Post Centre                     19,074,366.23         1.99%       19,074,366.23         1.99%
    103        GCFP        90 William Street                        18,720,067.88         1.96%       18,720,067.88         1.96%
    104        GCFP        Ironwood Apartments                      17,233,985.37         1.80%       17,233,985.37         1.80%
    105        AMCC        Savi Ranch Center                        16,854,242.02         1.76%       16,854,242.02         1.76%
    106        GCFP        Union Square Marketplace Shopping
                           Center                                   15,936,243.71         1.67%       15,936,243.71         1.67%
    107        GCFP        Sterling Plaza Shopping Center           15,567,216.20         1.63%       15,567,216.20         1.63%
    108        GCFP        Metro Park                               15,438,959.72         1.61%       15,438,959.72         1.61%
    109        SBRC        Plaza Gardens                            14,933,182.52         1.56%       14,933,182.52         1.56%
    110        AMCC        400 Valley Road                          13,964,497.55         1.46%       13,964,497.55         1.46%
    111        GCFP        Greenhouse Marketplace Shopping Center   13,471,740.81         1.41%       13,471,740.81         1.41%
    112        AMCC        Dry Creek Medical Office Building        12,278,699.27         1.28%       12,278,699.27         1.28%
    113        SBRC        Summit Ridge Business Park               12,258,515.84         1.28%       12,258,515.84         1.28%
    114        AMCC        Fenton Marketplace                       11,985,419.44         1.25%       11,985,419.44         1.25%
    115        SBRC        Crossroads Shopping Center               11,971,907.78         1.25%       11,971,907.78         1.25%
    116        SBRC        Westford Technology Park II              11,797,438.31         1.23%       11,797,438.31         1.23%
    117        GCFP        Telephone Road Plaza                     11,331,899.58         1.18%       11,331,899.58         1.18%
    118        SBRC        95 Metcalf Square                        10,848,377.84         1.13%       10,848,377.84         1.13%
    119        SBRC        The Corporate Forum                      10,054,191.01         1.05%       10,054,191.01         1.05%
    120        SBRC        Coral Palm Plaza                          9,747,854.92         1.02%        9,747,854.92         1.02%
    121        SBRC        Shaker Square Shopping Center             9,574,329.44         1.00%        9,574,329.44         1.00%
    122        AMCC        Tucker Pointe Townhomes                   9,414,820.32         0.98%        9,414,820.32         0.98%
    123        SBRC        Peninsula Storage Center                  9,295,893.58         0.97%        9,295,893.58         0.97%
    124        GCFP        Washington Corners                        9,163,195.99         0.96%        9,163,195.99         0.96%
    125        GCFP        Parkwood Plaza Shopping Center            9,116,838.15         0.95%        9,116,838.15         0.95%
    126        SBRC        Bent Tree Apartments                      9,112,114.42         0.95%        9,112,114.42         0.95%
    127        GCFP        Quail Run                                 9,079,963.46         0.95%        9,079,963.46         0.95%
    128        SBRC        1050 Wall Street West                     8,976,233.52         0.94%        8,976,233.52         0.94%
    129        SBRC        Shadow Ridge Apartments                   8,947,073.85         0.94%        8,947,073.85         0.94%
    130        SBRC        270 Billerica Road                        8,813,298.28         0.92%        8,813,298.28         0.92%
    131        SBRC        Regency Park Plaza                        8,760,190.03         0.92%        8,760,190.03         0.92%
    132        SBRC        Farm Glen Executive Park                  8,656,545.20         0.90%        8,656,545.20         0.90%
    133        GCFP        Vineyard Shopping Center                  8,432,475.18         0.88%        8,432,475.18         0.88%
    134        SBRC        Annandale Gardens                         8,407,841.13         0.88%        8,407,841.13         0.88%
    135        GCFP        Westfield Stop & Shop                     8,367,486.86         0.87%        8,367,486.86         0.87%
    136        GCFP        La Paz Shopping Center                    8,267,185.20         0.86%        8,267,185.20         0.86%
    137        GCFP        Midway Plaza                              5,670,873.64         0.59%        5,670,873.64         0.59%
    138        GCFP        4455-4461 West Vine Street                1,355,861.61         0.14%        1,355,861.61         0.14%
    139        GCFP        6600-6602 International Drive             1,194,235.69         0.12%        1,194,235.69         0.12%
    140        GCFP        390 North Moorpark Road                   8,173,962.70         0.85%        8,173,962.70         0.85%
    141        SBRC        Bowles Village Shopping Center            8,126,304.63         0.85%        8,126,304.63         0.85%
    142        SBRC        Orchard Hardware Plaza                    7,570,538.11         0.79%        7,570,538.11         0.79%
    143        SBRC        Waldbaums Supermarket (A&P) -
                           Lindenhurst, NY                           7,531,914.24         0.79%        7,531,914.24         0.79%
    144        SBRC        6820 Shingle Creek Parkway                4,221,786.29         0.44%        4,221,786.29         0.44%
    145        SBRC        6840 Shingle Creek Parkway                3,265,910.15         0.34%        3,265,910.15         0.34%
    146        SBRC        Long Beach Corporate Square               7,466,306.56         0.78%        7,466,306.56         0.78%
    147        GCFP        125 Middlesex Turnpike                    7,347,354.24         0.77%        7,347,354.24         0.77%
    148        SBRC        Regents Walk                              7,315,700.20         0.76%        7,315,700.20         0.76%
    149        SBRC        Waldbaums Supermarket (A&P) -
                           Huntington, NY                            7,286,967.78         0.76%        7,286,967.78         0.76%
    150        SBRC        The Promenade Building                    7,147,458.50         0.75%        7,147,458.50         0.75%
    151        SBRC        Mitchell Lofts                            7,086,739.37         0.74%        7,086,739.37         0.74%
    152        GCFP        1212 Boston Post Road                     6,871,370.89         0.72%        6,871,370.89         0.72%
    153        AMCC        Savon Drug & Office Depot                 6,726,256.70         0.70%        6,726,256.70         0.70%
    154        SBRC        Landmark Entertainment Building           6,671,403.56         0.70%        6,671,403.56         0.70%
    155        AMCC        Hacienda Vallecitos Senior                6,634,332.20         0.69%        6,634,332.20         0.69%
                           Apartments
    156        SBRC        A&P Supermarket - Howard                  6,589,988.34         0.69%        6,589,988.34         0.69%
                           Beach, NY
    157        SBRC        Maxwell Village Shopping Center           6,586,184.41         0.69%        6,586,184.41         0.69%
    158        AMCC        Downtowner Office Building                6,508,830.69         0.68%        6,508,830.69         0.68%
    159        SBRC        Woodview Apartments                       6,183,338.08         0.65%        6,183,338.08         0.65%
    160        SBRC        275 Dan Road                              6,105,104.59         0.64%        6,105,104.59         0.64%
    161        SBRC        Los Gatos Professional Building           6,076,584.91         0.64%        6,076,584.91         0.64%
    162        GCFP        Candlewood Suites - Dallas Market
                           Center                                    6,064,169.12         0.63%        6,064,169.12         0.63%
    163        SBRC        Shady Oak I                               3,265,910.15         0.34%        3,265,910.15         0.34%
    164        SBRC        Golden Valley II                          2,787,972.04         0.29%        2,787,972.04         0.29%



                                                                 CROSS COLLATER-
                ALLOCATED                           CROSS        ALIZED MORTGAGE
                 CUT-OFF                           COLLATER-       LOAN GROUP
                  DATE                              ALIZED        AGGREGATE CUT-          RELATED
   CONTROL       BALANCE          LOAN BALANCE AT  (MORTGAGE     OFF DATE PRINCIPAL      (MORTGAGE
   NUMBER        PER UNIT         MATURITY/ARD     LOAN GROUP)       BALANCE             LOAN GROUP)
--------------------------------------------------------------------------------------------------
    101           97.93           18,663,287.50      No             20,851,862              No
    102           175.78          16,794,286.51      No             19,074,366              No
    103           108.05          16,842,879.78      No             18,720,068              No
    104           59,840          15,248,072.26      No             17,233,985              No
    105           111.76          16,016,417.59      No             16,854,242              No
    106
                  84.12           14,023,407.60      No             15,936,244           Yes (R2)
    107           101.97          13,730,223.70      No             15,567,216           Yes (R1)
    108           119.59          13,606,146.76      No             15,438,960           Yes (R1)
    109           74,666          13,196,285.30      No             14,933,183              No
    110           107.05          12,388,676.21      No             13,964,498              No
    111           130.76          11,887,078.94      No             13,471,741              No
    112           158.60          10,047,876.69      No             12,278,699              No
    113           91.59           11,782,801.51      No             12,258,516              No
    114           237.86           8,914,708.51      No             11,985,419              No
    115           60.62           10,840,138.51      No             11,971,908              No
    116           112.58          10,430,367.20      No             11,797,438              No
    117           94.32           10,363,445.08      No             11,331,900              No
    118           70.32            9,195,031.57      No             10,848,378              No
    119           54.98            9,138,078.88      No             10,054,191              No
    120           71.71            8,647,618.24      No              9,747,855              No
    121           124.91           8,450,065.02      No              9,574,329              No
    122           66,772           8,311,354.65      No              9,414,820              No
    123           115.41           7,587,307.68      No              9,295,894              No
    124           153.14           8,059,296.75      No              9,163,196              No
    125           116.04           8,116,987.59      No              9,116,838              No
    126           33,256           8,311,152.94      No              9,112,114              No
    127           26,706           7,967,437.84      No              9,079,963              No
    128           72.32            7,932,051.00      No              8,976,234              No
    129           32,417           7,994,939.60      No              8,947,074           Yes (R5)
    130           88.13            8,491,052.66      No              8,813,298           Yes (R4)
    131           99.45            7,834,095.04      No              8,760,190              No
    132           72.79            7,784,893.94      No              8,656,545           Yes (R7)
    133           54.98            7,448,005.89      No              8,432,475           Yes (R2)
    134           45,695           7,621,917.79      No              8,407,841              No
    135           126.26           7,508,971.74      No              8,367,487              No
    136           95.95            7,282,135.42      No              8,267,185              No
    137           194.95           5,074,477.44   Yes (X1)           8,220,971          Yes (R10)
    138           112.05           1,213,268.64   Yes (X1)           8,220,971          Yes (R10)
    139           256.11           1,068,639.51   Yes (X1)           8,220,971          Yes (R10)
    140           139.92           7,172,444.64      No              8,173,963              No
    141           92.16            7,345,099.26      No              8,126,305              No
    142           52.01            6,685,032.66      No              7,570,538              No
    143
                  126.36           6,266,370.32      No              7,531,914           Yes (R3)
    144           28.87            3,746,177.45   Yes (X2)           7,487,696           Yes (R6)
    145           29.05            2,897,986.23   Yes (X2)           7,487,696           Yes (R6)
    146           78.33            6,681,637.44      No              7,466,307              No
    147           49.98            6,843,688.22      No              7,347,354              No
    148           31,533           6,677,819.39      No              7,315,700              No
    149
                  159.38           6,062,581.47      No              7,286,968              No
    150           167.56           6,826,173.47      No              7,147,459              No
    151           89,706           6,465,378.86      No              7,086,739              No
    152           116.07           6,286,184.09      No              6,871,371              No
    153           156.97           6,009,806.65      No              6,726,257              No
    154           170.62           5,924,098.46      No              6,671,404              No
    155           63,792           5,776,236.81      No              6,634,332              No

    156           194.37           5,482,711.85      No              6,589,988              No

    157           67.02            5,811,461.41      No              6,586,184              No
    158           120.98           5,786,968.61      No              6,508,831          Yes (R11)
    159           51,528           5,454,538.81      No              6,183,338           Yes (R8)
    160           61.13            5,450,873.14      No              6,105,105           Yes (R4)
    161           186.28           5,372,419.73      No              6,076,585              No
    162
                  40,428           5,167,406.51      No              6,064,169              No
    163           36.29            2,897,986.23   Yes (X3)           6,053,882           Yes (R6)
    164           29.67            2,473,889.72   Yes (X3)           6,053,882           Yes (R6)



                 RELATED
                MORTGAGE LOAN
               GROUP AGGREGATE
   CONTROL      CUT-OFF DATE        OWNERSHIP                           APPRAISAL      CUT-OFF DATE LTV     MATURITY DATE/
   NUMBER    PRINCIPAL BALANCE      INTEREST        APPRAISED VALUE        DATE              RATIO          ARD LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
    101           20,851,862        Fee Simple          28,400,000       12/11/00            73.42%           65.72%
    102           19,074,366        Fee Simple          28,650,000       01/12/01            66.58%           58.62%
    103           18,720,068        Fee Simple          30,000,000       09/01/00            62.40%           56.14%
    104           17,233,985        Fee Simple          22,000,000       01/01/01            78.34%           69.31%
    105           16,854,242        Fee Simple          22,825,000       01/04/01            73.84%           70.17%
    106
                  24,368,719        Fee Simple          26,950,000       10/24/00            59.13%           52.03%
    107           31,006,176        Fee Simple          19,500,000       02/16/01            79.83%           70.41%
    108           31,006,176        Fee Simple          21,000,000       01/10/01            73.52%           64.79%
    109           14,933,183        Fee Simple          20,000,000       10/20/00            74.67%           65.98%
    110           13,964,498        Fee Simple          19,300,000       04/01/01            72.35%           64.19%
    111           13,471,741        Fee Simple          18,500,000       01/03/01            72.82%           64.25%
    112           12,278,699        Fee Simple          17,200,000       10/01/01            71.39%           58.42%
    113           12,258,516        Fee Simple          17,800,000       12/07/00            68.87%           66.20%
    114           11,985,419        Fee Simple          20,000,000       03/12/01            59.93%           44.57%
    115           11,971,908        Fee Simple          16,400,000       12/16/98            73.00%           66.10%
    116           11,797,438        Fee Simple          15,500,000       11/06/00            76.11%           67.29%
    117           11,331,900        Fee Simple          15,500,000       05/01/00            73.11%           66.86%
    118           10,848,378        Fee Simple          15,650,000       01/13/00            69.32%           58.75%
    119           10,054,191        Fee Simple          12,850,000       04/19/99            78.24%           71.11%
    120            9,747,855        Fee Simple          12,120,000       09/13/00            80.43%           71.35%
    121            9,574,329        Fee Simple          12,500,000       11/03/00            76.59%           67.60%
    122            9,414,820        Fee Simple          11,800,000       01/12/01            79.79%           70.44%
    123            9,295,894        Fee Simple          12,410,000       11/16/00            74.91%           61.14%
    124            9,163,196        Fee Simple          12,400,000       11/01/00            73.90%           64.99%
    125            9,116,838        Fee Simple          12,200,000       11/21/00            74.73%           66.53%
    126            9,112,114        Fee Simple          11,200,000       09/23/99            79.24%           72.27%
    127            9,079,963        Fee Simple          11,800,000       01/04/01            76.95%           67.52%
    128            8,976,234        Fee Simple          12,000,000       11/27/00            74.80%           66.10%
    129           16,137,387        Fee Simple          11,400,000       08/10/00            78.48%           70.13%
    130           17,831,524        Fee Simple          14,000,000       11/01/00            62.95%           60.65%
    131            8,760,190        Fee Simple          12,000,000       08/31/00            73.00%           65.28%
    132           12,490,465        Fee Simple          12,600,000       09/01/00            68.70%           61.78%
    133           24,368,719        Fee Simple          11,560,000       11/03/00            72.95%           64.43%
    134            8,407,841        Fee Simple          10,800,000       11/01/99            77.85%           70.57%
    135            8,367,487        Fee Simple          10,700,000       10/01/00            78.20%           70.18%
    136            8,267,185        Fee Simple          12,100,000       10/24/00            68.32%           60.18%
    137            8,220,971        Fee Simple           7,600,000       12/12/00            72.30%           64.70%
    138            8,220,971        Fee Simple           1,870,000       12/12/00            72.30%           64.70%
    139            8,220,971        Fee Simple           1,900,000       12/12/00            72.30%           64.70%
    140            8,173,963        Fee Simple          10,510,000       03/12/01            77.77%           68.24%
    141            8,126,305        Fee Simple          10,930,000       01/04/00            65.20%           58.05%
    142            7,570,538        Fee Simple          10,300,000       02/10/01            73.50%           64.90%
    143
                  21,549,946        Fee Simple           9,800,000       11/17/00            76.86%           63.94%
    144           13,541,579        Fee Simple           5,300,000       11/01/00            79.66%           70.68%
    145           13,541,579        Fee Simple           4,100,000       11/01/00            79.66%           70.68%
    146            7,466,307        Fee Simple          10,100,000       10/03/00            73.92%           66.15%
    147            7,347,354        Fee Simple          15,200,000       12/05/00            48.34%           45.02%
    148            7,315,700        Fee Simple           9,250,000       01/11/00            79.09%           72.19%
    149
                   7,286,968        Fee Simple           9,400,000       11/17/00            77.52%           64.50%
    150            7,147,459        Fee Simple          15,000,000       01/01/01            47.65%           45.51%
    151            7,086,739        Fee Simple           9,075,000       08/15/00            78.09%           71.24%
    152            6,871,371        Fee Simple           9,000,000       02/08/00            76.35%           69.85%
    153            6,726,257        Fee Simple           9,700,000       11/14/00            69.34%           61.96%
    154            6,671,404        Fee Simple           9,900,000       01/01/01            67.39%           59.84%
    155            6,634,332        Fee Simple           8,830,000       02/12/01            75.13%           65.42%

    156            6,589,988        Fee Simple           8,400,000       11/17/00            78.45%           65.27%

    157            6,586,184        Fee Simple           9,600,000       04/16/01            68.61%           60.54%
    158            7,789,229        Fee Simple           8,750,000       10/27/00            74.39%           66.14%
    159           10,722,005        Fee Simple           7,800,000       12/18/00            79.27%           69.93%
    160           17,831,524        Fee Simple           8,200,000       11/14/00            74.45%           66.47%
    161            6,076,585        Fee Simple          10,150,000       11/06/00            59.87%           52.93%
    162
                   6,064,169        Fee Simple           9,000,000       10/03/00            67.38%           57.42%
    163           13,541,579        Fee Simple           4,100,000       11/01/00            79.66%           70.68%
    164           13,541,579        Fee Simple           3,500,000       11/01/00            79.66%           70.68%

 MORTGAGE LOAN BALANCES AND MORTGAGED REAL PROPERTY APPRAISED VALUE INFORMATION

                                                                                    % OF                               ALLOCATED
                                                                                   INITIAL                           % OF INITIAL
              MORTGAGE                                                              MORT-      ALLOCATED CUT-OFF          MORT-
   CONTROL     LOAN                                            CUT-OFF DATE        GAGE POOL     DATE PRINCIPAL        GAGE POOL
   NUMBER     SELLER      LOAN / PROPERTY NAME                 PRINCIPAL BALANCE   BALANCE        BALANCE               BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    165        SBRC     A&P Supermarket - Silver Spring        6,031,769.30        0.63%        6,031,769.30             0.63%
    166        GCFP     Mountain View Plaza                    6,026,000.00        0.63%        6,026,000.00             0.63%
    167        GCFP     Crowne Plaza Dayton                    5,999,230.57        0.63%        5,999,230.57             0.63%
    168        SBRC     764 Miami Circle                       5,982,555.88        0.63%        5,982,555.88             0.63%
    169        SBRC     Sagepointe Center                      5,972,349.97        0.62%        5,972,349.97             0.62%
    170        SBRC     705 Westech Office Building            5,579,379.10        0.58%        5,579,379.10             0.58%
    171        SBRC     A&P Supermarket - Hoboken, NJ          5,568,650.05        0.58%        5,568,650.05             0.58%
    172        GCFP     Century Office Building                5,493,053.08        0.57%        5,493,053.08             0.57%
    173        SBRC     2282-2286 Broadway                     5,492,600.09        0.57%        5,492,600.09             0.57%
    174        GCFP     EXECUCENTER                            5,488,473.65        0.57%        5,488,473.65             0.57%
    175        SBRC     Sheridan Park Apartments               5,296,450.46        0.55%        5,296,450.46             0.55%
    176        AMCC     Gart Sports                            5,264,049.93        0.55%        5,264,049.93             0.55%
    177        AMCC     Park Place Apartments                  5,080,462.04        0.53%        5,080,462.04             0.53%
    178        AMCC     Hilby Station Apartments               5,071,202.59        0.53%        5,071,202.59             0.53%
    179        SBRC     11511 Katy Freeway                     5,058,727.69        0.53%        5,058,727.69             0.53%
    180        SBRC     PharmaResearch Office Building         4,989,726.31        0.52%        4,989,726.31             0.52%
    181        SBRC     151 West Street                        4,936,731.65        0.52%        4,936,731.65             0.52%
    182        AMCC     Rivercrest Apartments                  4,886,400.21        0.51%        4,886,400.21             0.51%
    183        SBRC     Sunrise Pointe Apartments              4,755,558.15        0.50%        4,755,558.15             0.50%
    184        AMCC     Cascade Woods Apartments               4,736,489.08        0.50%        4,736,489.08             0.50%
    185        SBRC     Fresh Fields Supermarket (A&P) -       4,697,340.75        0.49%        4,697,340.75             0.49%
                        Ocean City, NJ
    186        SBRC     Deer Valley Marketplace                4,680,040.59        0.49%        4,680,040.59             0.49%
    187        AMCC     Best Buy - Jacksonville                4,563,903.14        0.48%        4,563,903.14             0.48%
    188        SBRC     Wilburton Office Building              4,538,666.68        0.47%        4,538,666.68             0.47%
    189        GCFP     North Melrose Self Storage             4,391,230.10        0.46%        4,391,230.10             0.46%
    190        GCFP     Menlo Office Buildings                 4,377,223.96        0.46%        4,377,223.96             0.46%
    191        AMCC     Amber Fields Apartments                4,346,633.47        0.45%        4,346,633.47             0.45%
    192        AMCC     Reservoir Distribution Center          4,332,218.11        0.45%        4,332,218.11             0.45%
    193        AMCC     Rancho San Diego Business Park         4,195,001.57        0.44%        4,195,001.57             0.44%
    194        SBRC     Foxborough Business Park               4,189,725.64        0.44%        4,189,725.64             0.44%
    195        SBRC     1178 Sonora Court                      4,188,908.98        0.44%        4,188,908.98             0.44%
    196        AMCC     Sandia Plaza                           4,156,059.81        0.43%        4,156,059.81             0.43%
    197        GCFP     Madison Crossing Shopping Center       4,138,902.84        0.43%        4,138,902.84             0.43%
    198        GCFP     645-655 Massachusetts Avenue,          4,082,706.50        0.43%        4,082,706.50             0.43%
                        10-50 Prospect Street, and
                        112-116 Bishop Allen Drive
    199        GCFP     Gateway Business Park Building D       4,056,394.56        0.42%        4,056,394.56             0.42%
    200        SBRC     Woodside Park Apartments               4,043,844.76        0.42%        4,043,844.76             0.42%
    201        AMCC     1400 Manhattan Warehouse Building      4,033,623.31        0.42%        4,033,623.31             0.42%
    202        SBRC     Nashville Commons Shopping Center      3,966,199.43        0.41%        3,966,199.43             0.41%
    203        SBRC     10 Talcott Notch                       3,833,919.37        0.40%        3,833,919.37             0.40%
    204        GCFP     Cherry Creek 24 Hour Fitness Facility  3,782,203.72        0.40%        3,782,203.72             0.40%
    205        GCFP     Raymour & Flanigan Shopping Center     3,742,077.27        0.39%        3,742,077.27             0.39%
    206        GCFP     33 Las Colinas Lane                    3,684,410.44        0.39%        3,684,410.44             0.39%
    207        SBRC     Village Crossing Shopping Center       3,683,531.94        0.38%        3,683,531.94             0.38%
    208        GCFP     4015 Medina Road                       3,518,889.74        0.37%        3,518,889.74             0.37%
    209        SBRC     34-40 West 65th Street                 3,483,563.39        0.36%        3,483,563.39             0.36%
    210        GCFP     7930 Belt Line Road                    3,482,957.04        0.36%        3,482,957.04             0.36%
    211        AMCC     Hempstead Distribution Center          3,462,178.57        0.36%        3,462,178.57             0.36%
    212        SBRC     Crossroads West Apartments             3,456,556.82        0.36%        3,456,556.82             0.36%
    213        SBRC     Hilltop Apartments                     3,402,405.85        0.36%        3,402,405.85             0.36%
    214        GCFP     Ramada Limited - Northville            3,398,169.61        0.36%        3,398,169.61             0.36%
    215        SBRC     Woodcrest Mobile Home Estates          3,392,166.96        0.35%        3,392,166.96             0.35%
    216        SBRC     241 Peachtree Street                   3,387,380.43        0.35%        3,387,380.43             0.35%
    217        SBRC     Tech Surgical Center                   3,344,037.84        0.35%        3,344,037.84             0.35%
    218        SBRC     Waldbaums Supermarket (A&P) -          3,288,921.93        0.34%        3,288,921.93             0.34%
                        Valley Stream, NY
    219        AMCC     Center Trust Building                  3,261,670.51        0.34%        3,261,670.51             0.34%
    220        GCFP     Summit Square Shopping Center          3,236,743.51        0.34%        3,236,743.51             0.34%
    221        SBRC     Marmalade Square Apartments            3,235,212.52        0.34%        3,235,212.52             0.34%
    222        GCFP     Livermore Gateway Business Park        3,205,599.67        0.34%        3,205,599.67             0.34%
    223        GCFP     668 Stillwater Avenue                  3,067,477.69        0.32%        3,067,477.69             0.32%
    224        GCFP     Charleston Buffalo Plaza               2,987,380.04        0.31%        2,987,380.04             0.31%
    225        SBRC     Harbor Center                          2,986,598.07        0.31%        2,986,598.07             0.31%
    226        AMCC     Boise Cascade Building                 2,946,060.59        0.31%        2,946,060.59             0.31%
    227        GCFP     5705 Johnston Street                   2,944,465.69        0.31%        2,944,465.69             0.31%
    228        GCFP     11114-11120 West Broad Street          2,942,538.22        0.31%        2,942,538.22             0.31%

                                                                 CROSS COLLATER-
                ALLOCATED                           CROSS        ALIZED MORTGAGE
                 CUT-OFF                           COLLATER-       LOAN GROUP
                  DATE                              ALIZED        AGGREGATE CUT-          RELATED
   CONTROL       BALANCE          LOAN BALANCE AT  (MORTGAGE     OFF DATE PRINCIPAL      (MORTGAGE
   NUMBER        PER UNIT         MATURITY/ARD     LOAN GROUP)       BALANCE             LOAN GROUP)
--------------------------------------------------------------------------------------------------
    165           93.34             5,018,286.87      No             6,031,769           Yes (R3)
    166           94.70             5,556,763.91      No             6,026,000              No
    167           21,199            4,999,500.61      No             5,999,231              No
    168           72.40             5,234,719.22      No             5,982,556              No
    169           58.46             5,331,031.90      No             5,972,350              No
    170           78.58             4,958,006.19      No             5,579,379              No
    171           177.91            4,632,983.48      No             5,568,650              No
    172           117.68            4,865,581.00      No             5,493,053              No
    173           1,060             4,834,808.40      No             5,492,600           Yes (R5)
    174           99.01             4,842,266.17      No             5,488,474              No
    175           45,659            4,776,457.11      No             5,296,450           Yes (R9)
    176           86.88             4,806,554.65      No             5,264,050              No
    177           25,402            4,492,829.69      No             5,080,462              No
    178           43,344                    0.00      No             5,071,203              No
    179           64.96             4,577,606.86      No             5,058,728              No
    180           105.26            4,411,571.48      No             4,989,726              No
    181           137.36            4,463,422.89      No             4,936,732              No
    182           51,983            4,296,398.99      No             4,886,400              No
    183           45,727            4,173,184.25      No             4,755,558              No
    184           51,484            4,154,008.07      No             4,736,489              No
    185           118.10            3,908,073.24      No             4,697,341           Yes (R3)
    186           141.48            4,211,216.55      No             4,680,041           Yes (R12)
    187           99.40             3,798,336.15      No             4,563,903              No
    188           204.44            4,033,354.24      No             4,538,667           Yes (R8)
    189           36.32             3,894,874.05      No             4,391,230              No
    190           181.17            3,958,299.24      No             4,377,224              No
    191           40,247            3,822,311.00      No             4,346,633              No
    192           39.29             3,865,249.15      No             4,332,218              No
    193           50.18             3,736,740.95      No             4,195,002              No
    194           32.72             3,729,553.50      No             4,189,726              No
    195           215.48            3,701,623.92      No             4,188,909              No
    196           60.75             3,091,084.98      No             4,156,060              No
    197           65.41             3,652,892.95      No             4,138,903              No
    198           151.99            3,630,151.63      No             4,082,707          Yes (R13)
    199           75.73             3,588,958.28      No             4,056,395              No
    200           50,548            3,646,828.62      No             4,043,845           Yes (R9)
    201           44.27             3,603,059.50      No             4,033,623          Yes (R14)
    202           70.70             3,575,835.96      No             3,966,199              No
    203           78.69             3,455,289.13      No             3,833,919           Yes (R7)
    204           104.54            3,449,690.23      No             3,782,204              No
    205           35.40             3,298,593.73      No             3,742,077              No
    206           195.95            3,276,395.21      No             3,684,410              No
    207           86.68             3,299,457.00      No             3,683,532              No
    208           117.30            3,202,852.60      No             3,518,890              No
    209           72,574            3,059,343.12      No             3,483,563              No
    210           250.48            3,139,967.80      No             3,482,957              No
    211           31.14             3,075,858.88      No             3,462,179              No
    212           19,529            3,142,870.04      No             3,456,557              No
    213           25,776            2,981,697.29      No             3,402,406              No
    214           27,185            2,912,915.74      No             3,398,170              No
    215           39,908            2,961,186.33      No             3,392,167              No
    216           117.99            3,007,237.44      No             3,387,380              No
    217           178.27            3,038,216.91      No             3,344,038              No
    218           134.62            2,736,302.52      No             3,288,922           Yes (R3)
    219           166.75            2,911,463.02      No             3,261,671              No
    220           109.65            2,888,534.87      No             3,236,744              No
    221           32,352            2,851,889.13      No             3,235,213              No
    222           68.50             2,869,144.79      No             3,205,600              No
    223           105.31            2,730,565.47      No             3,067,478              No
    224           116.36            2,690,540.03      No             2,987,380              No
    225           60.15             2,667,561.67      No             2,986,598              No
    226           23.48             2,595,211.66      No             2,946,061              No
    227           98.15             2,604,583.15      No             2,944,466              No
    228           172.80            2,611,124.98      No             2,942,538              No

                 RELATED
                MORTGAGE LOAN
               GROUP AGGREGATE
   CONTROL      CUT-OFF DATE          OWNERSHIP                         APPRAISAL      CUT-OFF DATE LTV     MATURITY DATE/
   NUMBER    PRINCIPAL BALANCE        INTEREST        APPRAISED VALUE     DATE              RATIO          ARD LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
    165       21,549,946              Fee Simple       8,000,000        11/26/00             75.40%          62.73%
    166        6,026,000              Fee Simple       7,700,000        09/14/00             78.26%          72.17%
    167        5,999,231              Fee Simple       9,600,000        12/01/00             62.49%          52.08%
    168        5,982,556              Fee Simple      10,000,000        11/16/00             59.83%          52.35%
    169        5,972,350              Fee Simple       7,800,000        10/03/00             76.57%          68.35%
    170        5,579,379              Fee Simple       7,600,000        11/15/00             73.41%          65.24%
    171        5,568,650              Fee Simple       7,100,000        11/20/00             78.43%          65.25%
    172        5,493,053              Fee Simple       7,250,000        04/15/01             75.77%          67.11%
    173       16,137,387              Fee Simple       7,400,000        01/23/01             74.22%          65.34%
    174        5,488,474              Fee Simple       9,100,000        01/11/01             60.31%          53.21%
    175        9,340,295              Fee Simple       7,640,000        06/18/99             69.33%          62.52%
    176        5,264,050              Fee Simple       7,600,000        03/30/00             69.26%          63.24%
    177        5,080,462              Fee Simple       6,450,000        12/06/00             78.77%          69.66%
    178        5,071,203              Fee Simple       7,100,000        01/08/01             71.43%           0.00%
    179        5,058,728              Fee Simple       6,800,000        07/07/99             74.39%          67.32%
    180        4,989,726              Fee Simple       6,460,000        02/01/01             75.60%          66.84%
    181        4,936,732              Fee Simple       6,700,000        08/12/99             73.68%          66.62%
    182        4,886,400              Fee Simple       6,190,000        12/04/00             78.94%          69.41%
    183        4,755,558              Fee Simple       6,000,000        12/01/00             79.26%          69.55%
    184        4,736,489              Fee Simple       6,200,000        12/20/00             76.40%          67.00%
    185       21,549,946              Fee Simple       6,100,000        11/21/00             77.01%          64.07%
    186        6,672,316              Fee Simple       6,180,000        08/22/00             75.73%          68.14%
    187        4,563,903              Fee Simple       7,050,000        12/09/99             64.74%          53.88%
    188       10,722,005              Fee Simple       5,600,000        01/01/01             76.28%          67.79%
    189        4,391,230              Fee Simple       8,100,000        10/20/00             54.21%          48.08%
    190        4,377,224              Fee Simple       6,600,000        05/19/00             66.32%          59.97%
    191        4,346,633              Fee Simple       5,500,000        03/19/01             79.03%          69.50%
    192        4,332,218              Fee Simple       6,000,000        11/01/00             72.20%          64.42%
    193        4,195,002              Fee Simple       5,600,000        03/12/01             74.91%          66.73%
    194        4,189,726              Fee Simple       6,000,000        11/15/00             69.83%          62.16%
    195        4,188,909              Fee Simple       6,000,000        09/19/00             69.82%          61.69%
    196        4,156,060              Fee Simple       6,500,000        02/02/00             63.94%          47.56%
    197        4,138,903              Fee Simple       5,900,000        11/13/00             70.15%          61.91%
    198        6,173,849              Fee Simple       6,500,000        10/26/00             62.81%          55.85%
    199        4,056,395              Fee Simple       5,440,000        02/01/01             74.57%          65.97%
    200        9,340,295              Fee Simple       6,250,000        06/18/99             64.70%          58.35%
    201        5,588,864              Fee Simple       5,400,000        12/04/00             74.70%          66.72%
    202        3,966,199              Fee Simple       5,000,000        12/28/99             79.32%          71.52%
    203       12,490,465              Fee Simple       5,550,000        09/21/00             69.08%          62.26%
    204        3,782,204              Fee Simple       6,000,000        09/01/00             63.04%          57.49%
    205        3,742,077              Fee Simple       5,000,000        01/18/01             74.84%          65.97%
    206        3,684,410              Fee Simple       5,300,000        11/08/00             69.52%          61.82%
    207        3,683,532              Fee Simple       4,750,000        05/02/00             77.55%          69.46%
    208        3,518,890              Fee Simple       6,700,000        12/28/99             52.52%          47.80%
    209        3,483,563              Fee Simple       4,700,000        11/09/00             74.12%          65.09%
    210        3,482,957              Fee Simple       4,675,000        08/30/00             74.50%          67.17%
    211        3,462,179              Fee Simple       4,600,000        11/09/00             75.26%          66.87%
    212        3,456,557              Fee Simple       5,400,000        08/15/99             64.01%          58.20%
    213        3,402,406              Fee Simple       4,400,000        10/04/00             77.33%          67.77%
    214        3,398,170              Fee Simple       5,100,000        05/01/00             66.63%          57.12%
    215        3,392,167              Fee Simple       4,450,000        12/29/00             76.23%          66.54%
    216        3,387,380              Fee Simple       4,600,000        12/14/00             73.64%          65.37%
    217        3,344,038              Fee Simple       4,550,000        02/23/00             73.50%          66.77%
    218       21,549,946              Fee Simple       4,300,000        11/17/00             76.49%          63.63%
    219        3,261,671              Fee Simple       5,300,000        10/25/00             61.54%          54.93%
    220        3,236,744              Fee Simple       4,420,000        10/23/00             73.23%          65.35%
    221        3,235,213              Fee Simple       4,100,000        10/19/00             78.91%          69.56%
    222        3,205,600              Fee Simple       4,700,000        01/08/01             68.20%          61.05%
    223        3,067,478              Fee Simple       4,300,000        01/27/01             71.34%          63.50%
    224        2,987,380              Fee Simple       4,270,000        10/17/00             69.96%          63.01%
    225        2,986,598               Leasehold       5,250,000        08/11/00             56.89%          50.81%
    226        2,946,061              Fee Simple       4,550,000        02/02/01             64.75%          57.04%
    227        2,944,466              Fee Simple       3,900,000        02/03/01             75.50%          66.78%
    228        2,942,538              Fee Simple       4,100,000        12/18/00             71.77%          63.69%

 MORTGAGE LOAN BALANCES AND MORTGAGED REAL PROPERTY APPRAISED VALUE INFORMATION

                                                                                   % OF                           ALLOCATED
                                                                                  INITIAL                        % OF INITIAL
              MORTGAGE                                                             MORT-      ALLOCATED CUT-OFF      MORT-
   CONTROL     LOAN                                             CUT-OFF DATE      GAGE POOL    DATE PRINCIPAL      GAGE POOL
   NUMBER     SELLER    LOAN / PROPERTY NAME                  PRINCIPAL BALANCE   BALANCE         BALANCE           BALANCE
-----------------------------------------------------------------------------------------------------------------------------
    229        SBRC     33 Upton Drive                         2,913,120.86       0.30%        2,913,120.86         0.30%
    230        SBRC     Park Villa Apartments                  2,888,489.44       0.30%        2,888,489.44         0.30%
    231        GCFP     372 West Ontario Building              2,838,299.21       0.30%        2,838,299.21         0.30%
    232        SBRC     White Pine Shopping Center             2,785,934.78       0.29%        2,785,934.78         0.29%
    233        GCFP     Eckerd Drugstore                       2,715,236.24       0.28%        2,715,236.24         0.28%
    234        GCFP     Eckerd Waldorf                         2,704,661.81       0.28%        2,704,661.81         0.28%
    235        GCFP     1000 North Jefferson Street            2,697,177.88       0.28%        2,697,177.88         0.28%
    236        SBRC     Continental Apartments                 2,658,923.67       0.28%        2,658,923.67         0.28%
    237        GCFP     7537 West Thomas Road                  2,568,964.59       0.27%        2,568,964.59         0.27%
    238        AMCC     East Valley (aka Greenfield) Business
                        Center                                 2,531,503.65       0.26%        2,531,503.65         0.26%
    239        AMCC     Lanier Commons Shopping Center         2,490,212.68       0.26%        2,490,212.68         0.26%
    240        AMCC     Shawnee Medical Office                 2,416,507.67       0.25%        2,416,507.67         0.25%
    241        AMCC     Stanwood/Camano Village                2,405,275.11       0.25%        2,405,275.11         0.25%
                        Professional Center
    242        AMCC     Office Depot                           2,319,013.36       0.24%        2,319,013.36         0.24%
    243        GCFP     100 DeVilbiss Drive                    2,191,818.20       0.23%        2,191,818.20         0.23%
    244        GCFP     Palm Crest Apartments                  2,170,200.13       0.23%        2,170,200.13         0.23%
----------------------------------------------------------------------------------------------------------------------------
    245        GCFP     Newton & Wellesley Portfolio           2,091,142.32       0.22%
   245a                 571 Washington Street                                                  1,214,211.67         0.13%
   245b                 739 Beacon Street                                                        876,930.65         0.09%
----------------------------------------------------------------------------------------------------------------------------
    246        AMCC     Shelton Park Apartments                2,044,721.45       0.21%        2,044,721.45         0.21%
    247        SBRC     Tatum Ranch Center                     1,992,275.75       0.21%        1,992,275.75         0.21%
    248        GCFP     1516 East Bethany Home Road            1,985,964.18       0.21%        1,985,964.18         0.21%
    249        GCFP     Wynnton Apartments                     1,899,761.39       0.20%        1,899,761.39         0.20%
    250        GCFP     AA Access Self Storage                 1,868,109.39       0.20%        1,868,109.39         0.20%
    251        AMCC     80 Smith Street                        1,738,692.97       0.18%        1,738,692.97         0.18%
    252        SBRC     Park at Palmdale                       1,715,473.42       0.18%        1,715,473.42         0.18%
    253        SBRC     302 West 12th Street                   1,697,712.76       0.18%        1,697,712.76         0.18%
    254        GCFP     Ashley Diane and Woodlawn Apartments   1,683,983.81       0.18%        1,683,983.81         0.18%
    255        AMCC     Orangewood Industrial                  1,555,240.34       0.16%        1,555,240.34         0.16%
    256        AMCC     Trace Creek Shopping Center            1,497,128.15       0.16%        1,497,128.15         0.16%
    257        AMCC     19 Industrial Avenue                   1,447,208.44       0.15%        1,447,208.44         0.15%
    258        GCFP     2980 Northwest 74th Avenue             1,411,236.71       0.15%        1,411,236.71         0.15%
    259        GCFP     Baumann Industrial Plaza               1,382,133.00       0.14%        1,382,133.00         0.14%
    260        AMCC     Randall Ridge Apartments               1,335,277.35       0.14%        1,335,277.35         0.14%
    261        GCFP     San Jacinto Manor                      1,322,153.89       0.14%        1,322,153.89         0.14%
    262        AMCC     Maywood Retail Center                  1,299,065.69       0.14%        1,299,065.69         0.14%
    263        GCFP     Lamps Plus                             1,296,836.29       0.14%        1,296,836.29         0.14%
    264        AMCC     Jackson Square Apartments              1,296,736.90       0.14%        1,296,736.90         0.14%
    265        AMCC     Comcast Facility                       1,290,745.52       0.13%        1,290,745.52         0.13%
    266        AMCC     Montlimar Square Office Building       1,280,398.11       0.13%        1,280,398.11         0.13%
    267        GCFP     5th Street Center                      1,261,891.05       0.13%        1,261,891.05         0.13%
    268        AMCC     Grant Road Place                       1,160,950.77       0.12%        1,160,950.77         0.12%
    269        GCFP     4101 Calloway Drive                    1,109,888.82       0.12%        1,109,888.82         0.12%
    270        AMCC     2201-2221 Hillside Avenue              1,044,499.76       0.11%        1,044,499.76         0.11%
    271        AMCC     10200 Riverside Drive Office Building    956,250.64       0.10%          956,250.64         0.10%
    272        GCFP     Market Street Apartments                 938,077.52       0.10%          938,077.52         0.10%
    273        AMCC     Exxon/ IHOP                              934,379.03       0.10%          934,379.03         0.10%
    274        AMCC     Glenwood Plaza                           876,986.82       0.09%          876,986.82         0.09%
    275        AMCC     Oceanside Industrial                     874,544.30       0.09%          874,544.30         0.09%
    276        AMCC     Jewell Street Apartments                 843,917.44       0.09%          843,917.44         0.09%
    277        AMCC     Yellowstone Shopping Center              770,156.85       0.08%          770,156.85         0.08%
    278        AMCC     Panther Square                           766,113.69       0.08%          766,113.69         0.08%
    279        AMCC     Goose Creek Shopping Center              765,098.19       0.08%          765,098.19         0.08%
    280        AMCC     La Sabre Apartments                      451,931.22       0.05%          451,931.22         0.05%
    281        AMCC     Forrest Court Apartments                 438,805.00       0.05%          438,805.00         0.05%
    282        AMCC     Hampton Court Apartments                 434,971.83       0.05%          434,971.83         0.05%
    283        AMCC     Sierra Vista CSK Store                   392,284.81       0.04%          392,284.81         0.04%


                                                                 CROSS COLLATER-
                ALLOCATED                           CROSS        ALIZED MORTGAGE
                 CUT-OFF                           COLLATER-       LOAN GROUP
                  DATE                              ALIZED        AGGREGATE CUT-          RELATED
   CONTROL       BALANCE          LOAN BALANCE AT  (MORTGAGE     OFF DATE PRINCIPAL      (MORTGAGE
   NUMBER        PER UNIT         MATURITY/ARD     LOAN GROUP)       BALANCE             LOAN GROUP)
--------------------------------------------------------------------------------------------------
    229          54.68            2,600,946.62      No             2,913,121            Yes (R4)
    230          39,568           2,543,052.24      No             2,888,489               No
    231          71.51            2,531,170.12      No             2,838,299               No
    232          52.89            2,533,858.92      No             2,785,935               No
    233          248.92           2,234,364.87      No             2,715,236               No
    234          247.95           2,401,873.50      No             2,704,662               No
    235          178.38           2,393,980.64      No             2,697,178               No
    236          20,773           2,399,947.25      No             2,658,924               No
    237          150.16           2,280,652.26      No             2,568,965               No
    238          102.31           2,299,001.55      No             2,531,504               No
    239          47.49            2,196,223.56      No             2,490,213               No
    240          90.70            2,190,506.22      No             2,416,508               No
    241          114.54           2,299,568.19      No             2,405,275               No
    242          128.77           1,971,177.51      No             2,319,013               No
    243          14.12            1,945,376.44      No             2,191,818               No
    244          49,323           1,903,808.81      No             2,170,200               No
---------------------------------------------------------------------------------------------------
    245                           1,859,344.90      No             2,091,142            Yes (R13)
   245a          110.92
   245b          270.88
---------------------------------------------------------------------------------------------------
    246          20,447           1,811,324.99      No             2,044,721            Yes (R15)
    247          132.82           1,788,273.91      No             1,992,276            Yes (R12)
    248          74.87            1,649,474.55      No             1,985,964               No
    249          26,386           1,696,401.19      No             1,899,761               No
    250          16.01            1,660,457.41      No             1,868,109               No
    251          43.13            1,431,323.72      No             1,738,693               No
    252          47.73            1,560,120.67      No             1,715,473               No
    253          334.46           1,494,396.29      No             1,697,713            Yes (R5)
    254          35,083           1,502,496.31      No             1,683,984               No
    255          41.72            1,417,621.97      No             1,555,240            Yes (R14)
    256          133.67           1,333,386.56      No             1,497,128               No
    257          28.51            1,057,103.03      No             1,447,208               No
    258          33.35            1,170,534.39      No             1,411,237               No
    259          46.06            1,132,648.52      No             1,382,133               No
    260          27,818                   0.00      No             1,335,277               No
    261          13,772           1,136,147.64      No             1,322,154               No
    262          59.74            1,153,001.78      No             1,299,066               No
    263          122.35           1,154,955.36      No             1,296,836               No
    264          12,469           1,151,527.35      No             1,296,737           Yes (R15)
    265          86.05            1,069,693.49      No             1,290,746               No
    266          65.29            1,141,597.45      No             1,280,398           Yes (R11)
    267          17.92            1,040,858.43      No             1,261,891               No
    268          61.10              980,222.23      No             1,160,951               No
    269          390.26             806,299.73      No             1,109,889               No
    270          71.32                    0.00      No             1,044,500               No
    271          74.57                    0.00      No               956,251               No
    272          25,353             829,793.99      No               938,078               No
    273          14.60                    0.00      No               934,379               No
    274          92.30              635,330.03      No               876,987               No
    275          21.41                    0.00      No               874,544               No
    276          52,745             714,911.86      No               843,917               No
    277          38.80              649,769.56      No               770,157               No
    278          76.61              635,920.49      No               766,114               No
    279          61.70              646,114.91      No               765,098               No
    280          12,554             381,811.85      No               451,931               No
    281          9,539                    0.00      No               438,805               No
    282          33,459                   0.00      No               434,972               No
    283          55.77                    0.00      No               392,285               No


                 RELATED
                MORTGAGE LOAN
               GROUP AGGREGATE
   CONTROL      CUT-OFF DATE        OWNERSHIP                           APPRAISAL          CUT-OFF DATE LTV   MATURITY DATE/
   NUMBER    PRINCIPAL BALANCE      INTEREST          APPRAISED VALUE      DATE                 RATIO          ARD LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
    229           17,831,524         Fee Simple           3,900,000        11/01/00             74.70%          66.69%
    230            2,888,489         Fee Simple           3,800,000        11/14/00             76.01%          66.92%
    231            2,838,299         Fee Simple           4,010,000        09/13/00             70.78%          63.12%
    232            2,785,935         Fee Simple           3,550,000        05/19/99             78.48%          71.38%
    233            2,715,236         Fee Simple           3,800,000        12/19/00             71.45%          58.80%
    234            2,704,662         Fee Simple           3,735,000        01/26/01             72.41%          64.31%
    235            2,697,178         Fee Simple           3,380,000        12/07/00             79.80%          70.83%
    236            2,658,924         Fee Simple           3,350,000        07/11/00             79.37%          71.64%
    237            2,568,965         Fee Simple           4,200,000        11/17/00             61.17%          54.30%
    238            2,531,504         Fee Simple           3,500,000        10/01/00             72.33%          65.69%
    239            2,490,213         Fee Simple           3,580,000        12/12/00             69.56%          61.35%
    240            2,416,508         Fee Simple           3,250,000        07/01/00             74.35%          67.40%
    241            2,405,275         Fee Simple           3,275,000        01/09/01             73.44%          70.22%
    242            2,319,013         Fee Simple           5,260,000        11/28/00             44.09%          37.47%
    243            2,191,818         Fee Simple           3,000,000        11/28/00             73.06%          64.85%
    244            2,170,200         Fee Simple           3,000,000        11/24/00             72.34%          63.46%
-----------------------------------------------------------------------------------------------------------------------
    245            6,173,849                              3,100,000                             67.46%          59.98%
   245a                              Fee Simple           1,800,000        10/26/00
   245b                              Fee Simple           1,300,000        10/26/00
-----------------------------------------------------------------------------------------------------------------------
    246            3,341,458         Fee Simple           2,525,000        12/12/00             80.98%          71.74%
    247            6,672,316         Fee Simple           2,625,000        11/16/00             75.90%          68.12%
    248            1,985,964         Fee Simple           2,800,000        09/28/00             70.93%          58.91%
    249            1,899,761         Fee Simple           2,475,000        09/18/00             76.76%          68.54%
    250            1,868,109         Fee Simple           3,160,000        11/14/00             59.12%          52.55%
    251            1,738,693         Fee Simple           2,550,000        11/15/00             68.18%          56.13%
    252            1,715,473         Fee Simple           2,300,000        01/20/00             74.59%          67.83%
    253           16,137,387         Fee Simple           2,400,000        01/23/01             70.74%          62.27%
    254            1,683,984         Fee Simple           2,150,000        12/07/00             78.32%          69.88%
    255            5,588,864         Fee Simple           2,270,000        05/16/00             68.51%          62.45%
    256            1,497,128         Fee Simple           2,000,000        03/01/01             74.86%          66.67%
    257            1,447,208         Fee Simple           2,200,000        06/01/00             65.78%          48.05%
    258            1,411,237         Fee Simple           2,400,000        11/01/00             58.80%          48.77%
    259            1,382,133         Fee Simple           1,990,000        11/14/00             69.45%          56.92%
    260            1,335,277         Fee Simple           1,989,000        09/07/00             67.13%           0.00%
    261            1,322,154         Fee Simple           3,100,000        05/26/99             42.65%          36.65%
    262            1,299,066         Fee Simple           3,300,000        02/09/01             39.37%          34.94%
    263            1,296,836         Fee Simple           3,750,000        11/22/00             34.58%          30.80%
    264            3,341,458         Fee Simple           1,815,000        12/12/00             71.45%          63.45%
    265            1,290,746         Fee Simple           1,760,000        10/27/00             73.34%          60.78%
    266            7,789,229         Fee Simple           1,850,000        10/27/00             69.21%          61.71%
    267            1,261,891         Fee Simple           1,800,000        10/25/00             70.11%          57.83%
    268            1,160,951         Fee Simple           1,900,000        01/08/01             61.10%          51.59%
    269            1,109,889         Fee Simple           1,592,350        10/24/00             69.70%          50.64%
    270            1,044,500         Fee Simple           2,050,000        01/05/01             50.95%           0.00%
    271              956,251         Fee Simple           1,800,000        06/08/98             53.13%           0.00%
    272              938,078         Fee Simple           1,220,000        01/04/01             76.89%          68.02%
    273              934,379         Fee Simple           1,900,000        08/31/00             49.18%           0.00%
    274              876,987         Fee Simple           1,450,000        08/24/00             60.48%          43.82%
    275              874,544         Fee Simple           1,840,000        01/05/01             47.53%           0.00%
    276              843,917         Fee Simple           1,300,000        03/30/00             64.92%          54.99%
    277              770,157         Fee Simple           1,385,000        09/01/00             55.61%          46.91%
    278              766,114         Fee Simple           1,345,000        09/19/00             56.96%          47.28%
    279              765,098         Fee Simple           1,200,000        08/21/00             63.76%          53.84%
    280              451,931         Fee Simple             900,000        08/20/98             50.21%          42.42%
    281              438,805         Fee Simple           1,175,000        03/12/98             37.35%           0.00%
    282              434,972         Fee Simple             885,000        03/18/99             49.15%           0.00%
    283              392,285         Fee Simple             803,500        06/21/99             48.82%           0.00%

                       GENERAL MORTGAGE LOAN INFORMATION

            MORTGAGE                                                       ORIGINAL                ADMIN-
CONTROL      LOAN                                                         PRINCIPAL     MORT-    ISTRATIVE    NET MORT-    RATE
NUMBER      SELLER                  LOAN / PROPERTY NAME                   BALANCE    GAGE RATE   FEE RATE    GAGE RATE    TYPE
----------------------------------------------------------------------------------------------------------------------------------
  101        SBRC     Atrium at Highpoint                                 20,900,000   7.9300%     0.1425%     7.7875%    Fixed
  102        GCFP     Van Ness Post Centre                                19,100,000   7.3100%     0.1425%     7.1675%    Fixed
  103        GCFP     90 William Street                                   18,800,000   8.0850%     0.1425%     7.9425%    Fixed
  104        GCFP     Ironwood Apartments                                 17,300,000   7.4300%     0.1425%     7.2875%    Fixed
  105        AMCC     Savi Ranch Center                                   16,900,000   7.3000%     0.1425%     7.1575%    Fixed
  106        GCFP     Union Square Marketplace Shopping Center            16,000,000   7.2100%     0.1325%     7.0775%    Fixed
  107        GCFP     Sterling Plaza Shopping Center                      15,600,000   7.3530%     0.1325%     7.2205%    Fixed
  108        GCFP     Metro Park                                          15,500,000   7.2700%     0.1325%     7.1375%    Fixed
  109        SBRC     Plaza Gardens                                       15,000,000   7.3500%     0.1625%     7.1875%    Fixed
  110        AMCC     400 Valley Road                                     14,000,000   7.5600%     0.1425%     7.4175%    Fixed
  111        GCFP     Greenhouse Marketplace Shopping Center              13,500,000   7.3700%     0.1325%     7.2375%    Fixed
  112        AMCC     Dry Creek Medical Office Building                   12,300,000   7.8400%     0.1425%     7.6975%    Fixed
  113        SBRC     Summit Ridge Business Park                          12,300,000   8.0500%     0.1425%     7.9075%    Fixed
  114        AMCC     Fenton Marketplace                                  12,000,000   7.1000%     0.1425%     6.9575%    Fixed
  115        SBRC     Crossroads Shopping Center                          12,200,000   7.7100%     0.1425%     7.5675%    Fixed
  116        SBRC     Westford Technology Park II                         11,850,000   7.3700%     0.1375%     7.2325%    Fixed
  117        GCFP     Telephone Road Plaza                                11,400,000   8.7100%     0.1425%     8.5675%    Fixed
  118        SBRC     95 Metcalf Square                                   11,000,000   8.5000%     0.1875%     8.3125%    Fixed
  119        SBRC     The Corporate Forum                                 10,190,000   8.1100%     0.1375%     7.9725%    Fixed
  120        SBRC     Coral Palm Plaza                                     9,790,000   7.5100%     0.1875%     7.3225%    Fixed
  121        SBRC     Shaker Square Shopping Center                        9,600,000   7.3500%     0.1525%     7.1975%    Fixed
  122        AMCC     Tucker Pointe Townhomes                              9,440,000   7.3600%     0.1425%     7.2175%    Fixed
  123        SBRC     Peninsula Storage Center                             9,350,000   7.4900%     0.1525%     7.3375%    Fixed
  124        GCFP     Washington Corners                                   9,200,000   7.1900%     0.1425%     7.0475%    Fixed
  125        GCFP     Parkwood Plaza Shopping Center                       9,150,000   7.6900%     0.1425%     7.5475%    Fixed
  126        SBRC     Bent Tree Apartments                                 9,200,000   8.4400%     0.1025%     8.3375%    Fixed
  127        GCFP     Quail Run                                            9,100,000   7.1500%     0.1925%     6.9575%    Fixed
  128        SBRC     1050 Wall Street West                                9,000,000   7.4000%     0.1525%     7.2475%    Fixed
  129        SBRC     Shadow Ridge Apartments                              9,000,000   7.7300%     0.1125%     7.6175%    Fixed
  130        SBRC     270 Billerica Road                                   8,850,000   8.1900%     0.1425%     8.0475%    Fixed
  131        SBRC     Regency Park Plaza                                   8,800,000   7.8200%     0.1425%     7.6775%    Fixed
  132        SBRC     Farm Glen Executive Park                             8,700,000   8.0400%     0.1425%     7.8975%    Fixed
  133        GCFP     Vineyard Shopping Center                             8,450,000   7.4100%     0.1325%     7.2775%    Fixed
  134        SBRC     Annandale Gardens                                    8,500,000   8.1100%     0.1025%     8.0075%    Fixed
  135        GCFP     Westfield Stop & Shop                                8,400,000   8.0000%     0.2125%     7.7875%    Fixed
  136        GCFP     La Paz Shopping Center                               8,300,000   7.2500%     0.1425%     7.1075%    Fixed
  137        GCFP     Midway Plaza                                         5,684,000   7.9200%     0.1425%     7.7775%    Fixed
  138        GCFP     4455-4461 West Vine Street                           1,359,000   7.9200%     0.1425%     7.7775%    Fixed
  139        GCFP     6600-6602 International Drive                        1,197,000   7.9200%     0.1425%     7.7775%    Fixed
  140        GCFP     390 North Moorpark Road                              8,192,000   7.1500%     0.1425%     7.0075%    Fixed
  141        SBRC     Bowles Village Shopping Center                       8,200,000   8.0700%     0.1875%     7.8825%    Fixed
  142        SBRC     Orchard Hardware Plaza                               7,600,000   7.3500%     0.1425%     7.2075%    Fixed
  143        SBRC     Waldbaums Supermarket (A&P) - Lindenhurst, NY        7,559,574   8.1900%     0.1425%     8.0475%    Fixed
  144        SBRC     6820 Shingle Creek Parkway                           4,240,000   7.5200%     0.1375%     7.3825%    Fixed
  145        SBRC     6840 Shingle Creek Parkway                           3,280,000   7.5200%     0.1375%     7.3825%    Fixed
  146        SBRC     Long Beach Corporate Square                          7,500,000   7.8500%     0.1525%     7.6975%    Fixed
  147        GCFP     125 Middlesex Turnpike                               7,375,000   7.5200%     0.1425%     7.3775%    Fixed
  148        SBRC     Regents Walk                                         7,378,000   8.5100%     0.1425%     8.3675%    Fixed
  149        SBRC     Waldbaums Supermarket (A&P) - Huntington, NY         7,313,728   8.1900%     0.1425%     8.0475%    Fixed
  150        SBRC     The Promenade Building                               7,175,000   7.4000%     0.1425%     7.2575%    Fixed
  151        SBRC     Mitchell Lofts                                       7,131,000   7.6600%     0.1525%     7.5075%    Fixed
  152        GCFP     1212 Boston Post Road                                6,925,000   8.6500%     0.1425%     8.5075%    Fixed
  153        AMCC     Savon Drug & Office Depot                            6,750,000   7.8400%     0.1425%     7.6975%    Fixed
  154        SBRC     Landmark Entertainment Building                      6,700,000   7.5500%     0.1875%     7.3625%    Fixed
  155        AMCC     Hacienda Vallecitos Senior                           6,650,000   6.8500%     0.1425%     6.7075%    Fixed
                        Apartments
  156        SBRC     A&P Supermarket - Howard                             6,614,189   8.1900%     0.1425%     8.0475%    Fixed
                        Beach, NY
  157        SBRC     Maxwell Village Shopping Center                      6,600,000   7.3700%     0.1875%     7.1825%    Fixed
  158        AMCC     Downtowner Office Building                           6,525,000   7.6500%     0.1025%     7.5475%    Fixed
  159        SBRC     Woodview Apartments                                  6,200,000   7.3300%     0.1425%     7.1875%    Fixed
  160        SBRC     275 Dan Road                                         6,130,000   7.7800%     0.1425%     7.6375%    Fixed
  161        SBRC     Los Gatos Professional Building                      6,100,000   7.4000%     0.1525%     7.2475%    Fixed
  162        GCFP     Candlewood Suites - Dallas Market Center             6,100,000   9.0000%     0.1325%     8.8675%    Fixed
  163        SBRC     Shady Oak I                                          3,280,000   7.5200%     0.1375%     7.3825%    Fixed
  164        SBRC     Golden Valley II                                     2,800,000   7.5200%     0.1375%     7.3825%    Fixed


                                                                               ANTICI-     SCHED-                       ORIGINAL
           MORTGAGE     INTEREST                            FIRST              PATED       ULED         MONTHLY           TERM
CONTROL      LOAN       ACCRUAL       LOAN        NOTE     PAYMENT    GRACE    REPAY-    MATURITY     DEBT SERVICE     TO MATURITY
NUMBER      SELLER       METHOD       TYPE        DATE       DATE    PERIOD   MENT DATE     DATE         PAYMENT       ARD (MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
  101        SBRC      Actual/360    Balloon    02/02/01   04/01/01        5    NAP      03/01/11        152,338.14          120
  102        GCFP      Actual/360    Balloon    04/03/01   06/01/01        5    NAP      05/01/11        131,073.87          120
  103        GCFP      Actual/360    Balloon    11/13/00   01/01/01        5    NAP      12/01/10        139,063.36          120
  104        GCFP      Actual/360    Balloon    01/29/01   03/01/01        5    NAP      02/01/11        120,135.96          120
  105        AMCC      Actual/360    Balloon    03/01/01   04/01/01        5    NAP      06/01/06        115,861.49           63
  106        GCFP      Actual/360    Balloon    01/17/01   03/01/01        5    NAP      02/01/11        108,714.45          120
  107        GCFP      Actual/360    Balloon    03/16/01   05/01/01        0    NAP      04/01/11        107,511.52          120
  108        GCFP      Actual/360    Balloon    01/19/01   03/01/01        0    NAP      02/01/11        105,947.67          120
  109        SBRC      Actual/360    Balloon    12/14/00   02/01/01       10    NAP      01/01/11        103,345.82          120
  110        AMCC      Actual/360    Balloon    02/08/01   04/01/01        5    NAP      03/01/11         98,465.87          120
  111        GCFP      Actual/360    Balloon    03/19/01   05/01/01        0    NAP      04/01/11         93,195.15          120
  112        AMCC      Actual/360    Balloon    05/29/01   07/01/01        5    NAP      06/01/08        101,660.73           84
  113        SBRC      Actual/360    Balloon    01/29/01   03/01/01        5    NAP      02/01/06         90,682.14           60
  114        AMCC      Actual/360    Balloon    05/21/01   07/01/01        5    NAP      06/01/13         85,580.56          144
  115        SBRC      Actual/360    Balloon    02/12/99   04/01/99        5    NAP      03/01/09         87,065.31          120
  116        SBRC      Actual/360    Balloon    12/19/00   02/01/01        5    NAP      01/01/11         81,804.63          120
  117        GCFP      Actual/360    Balloon    06/09/00   08/01/00        0    NAP      07/01/10         89,358.36          120
  118        SBRC      Actual/360    Balloon    03/21/00   05/01/00       10    NAP      04/01/10         88,574.98          120
  119        SBRC      Actual/360    Balloon    08/20/99   10/01/99       10    NAP      09/01/09         75,553.48          120
  120        SBRC      Actual/360    Balloon    12/13/00   02/01/01       10    NAP      01/01/11         68,520.15          120
  121        SBRC      Actual/360    Balloon    02/16/01   04/01/01        5    NAP      03/01/11         66,141.32          120
  122        AMCC      Actual/360    Balloon    02/26/01   04/01/01        5    NAP      03/01/11         65,103.26          120
  123        SBRC      Actual/360    Balloon    02/01/01   03/01/01       10    NAP      02/01/11         69,034.87          120
  124        GCFP      Actual/360    Balloon    01/09/01   03/01/01        5    NAP      02/01/11         62,386.25          120
  125        GCFP      Actual/360    Balloon    01/10/01   03/01/01        5    NAP      02/01/11         65,172.75          120
  126        SBRC      Actual/360    Balloon    01/27/00   03/01/00        5    NAP      02/01/10         70,349.21          120
  127        GCFP      Actual/360    Balloon    03/30/01   05/01/01        5    NAP      04/01/11         61,462.01          120
  128        SBRC      Actual/360    Balloon    02/13/01   04/01/01        5    NAP      03/01/11         62,314.18          120
  129        SBRC      Actual/360    Balloon    09/29/00   11/01/00       10    NAP      10/01/10         64,352.76          120
  130        SBRC      Actual/360    Balloon    11/30/00   01/01/01        5    NAP      12/01/05         66,114.17           60
  131        SBRC      Actual/360    Balloon    11/08/00   01/01/01        5    NAP      12/01/10         63,470.49          120
  132        SBRC      Actual/360    Balloon    10/16/00   12/01/00       10    NAP      11/01/10         64,080.28          120
  133        GCFP      Actual/360    Balloon    03/01/01   05/01/01        5    NAP      04/01/11         58,563.75          120
  134        SBRC      Actual/360    Balloon    12/27/99   02/01/00       10    NAP      01/01/10         63,023.02          120
  135        GCFP      Actual/360    Balloon    12/28/00   02/01/01        0    NAP      01/01/11         61,636.22          120
  136        GCFP      Actual/360    Balloon    01/08/01   03/01/01        5    NAP      02/01/11         56,620.63          120
  137        GCFP      Actual/360    Balloon    02/28/01   04/01/01        5    NAP      03/01/11         41,390.62          120
  138        GCFP      Actual/360    Balloon    02/28/01   04/01/01        5    NAP      03/01/11          9,896.17          120
  139        GCFP      Actual/360    Balloon    02/28/01   04/01/01        0    NAP      03/01/11          8,716.50          120
  140        GCFP      Actual/360    Balloon    03/20/01   05/01/01        5    NAP      04/01/11         55,329.32          120
  141        SBRC      Actual/360    Balloon    03/14/00   05/01/00        5    NAP      04/01/10         60,569.32          120
  142        SBRC      Actual/360    Balloon    01/29/01   03/01/01        5    NAP      02/01/11         52,361.88          120
  143        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11         59,300.69          120
  144        SBRC      Actual/360    Balloon    12/14/00   02/01/01        5    NAP      01/01/11         29,704.78          120
  145        SBRC      Actual/360    Balloon    12/14/00   02/01/01        5    NAP      01/01/11         22,979.17          120
  146        SBRC      Actual/360    Balloon    11/30/00   01/01/01        5    NAP      12/01/10         54,250.12          120
  147        GCFP      Actual/360    Balloon    01/11/01   03/01/01        5    NAP      02/01/08         51,668.11           84
  148        SBRC      Actual/360    Balloon    03/01/00   04/01/00       10    NAP      03/01/10         56,782.73          120
  149        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11         57,372.16          120
  150        SBRC      Actual/360    Balloon    01/31/01   03/01/01        5    NAP      02/01/06         49,678.25           60
  151        SBRC      Actual/360    Balloon    11/30/00   01/01/01       10    NAP      12/01/07         52,156.27           84
  152        GCFP      Actual/360    Balloon    03/02/00   05/01/00        5    NAP      04/01/10         53,985.16          120
  153        AMCC      Actual/360    Balloon    01/23/01   03/01/01        5    NAP      02/01/11         48,778.31          120
  154        SBRC      Actual/360    Balloon    12/27/00   02/01/01        5    NAP      01/01/11         47,076.98          120
  155        AMCC      Actual/360    Balloon    03/29/01   05/01/01        5    NAP      04/01/11         43,574.74          120
  156        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11         51,884.66          120
  157        SBRC      Actual/360    Balloon    03/26/01   05/01/01        5    NAP      04/01/11         45,562.07          120
  158        AMCC      Actual/360    Balloon    02/12/01   04/01/01        5    NAP      03/01/11         46,295.81          120
  159        SBRC      Actual/360    Balloon    02/13/01   04/01/01        5    NAP      03/01/11         42,631.87          120
  160        SBRC      Actual/360    Balloon    12/13/00   02/01/01        5    NAP      01/01/11         44,043.22          120
  161        SBRC      Actual/360    Balloon    01/12/01   03/01/01        5    NAP      02/01/11         42,235.17          120
  162        GCFP      Actual/360    Balloon    11/29/00   01/01/01        5    NAP      12/01/10         51,190.98          120
  163        SBRC      Actual/360    Balloon    12/14/00   02/01/01        5    NAP      01/01/11         22,979.17          120
  164        SBRC      Actual/360    Balloon    12/14/00   02/01/01        5    NAP      01/01/11         19,616.37          120

                                        CALCU-
                         STATED          LATED                                        STATED          CALCU-
                        ORIGINAL       ORIGINAL                                      REMAIN-      LATED REMAIN-
                         AMORT-         AMORT-                       REMAIN-        ING AMORT-      ING AMORT-        CUT-OFF
           MORTGAGE      IZATION        IZATION                      ING TERM        IZATION         IZATION            DATE
CONTROL      LOAN         TERM           TERM          SEASON-     TO MATURITY /        TERM            TERM          PRINCIPAL
NUMBER      SELLER      (MONTHS)       (MONTHS)     ING (MONTHS)   ARD (MONTHS)      (MONTHS)        (MONTHS)         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  101        SBRC          360             360             4            116              356            356           20,851,862.25
  102        GCFP          360             360             2            118              358            358           19,074,366.23
  103        GCFP          360             360             7            113              353            353           18,720,067.88
  104        GCFP          360             360             5            115              355            355           17,233,985.37
  105        AMCC          360             360             4             59              356            356           16,854,242.02
  106        GCFP          360             360             5            115              355            355           15,936,243.71
  107        GCFP          360             360             3            117              357            357           15,567,216.20
  108        GCFP          360             360             5            115              355            355           15,438,959.72
  109        SBRC          360             360             6            114              354            354           14,933,182.52
  110        AMCC          360             360             4            116              356            356           13,964,497.55
  111        GCFP          360             360             3            117              357            357           13,471,740.81
  112        AMCC          240             240             1             83              239            239           12,278,699.27
  113        SBRC          360             360             5             55              355            355           12,258,515.84
  114        AMCC          300             300             1            143              299            299           11,985,419.44
  115        SBRC          360             360            28             92              332            332           11,971,907.78
  116        SBRC          360             360             6            114              354            354           11,797,438.31
  117        GCFP          360             360            12            108              348            348           11,331,899.58
  118        SBRC          300             300            15            105              285            285           10,848,377.84
  119        SBRC          360             360            22             98              338            338           10,054,191.01
  120        SBRC          360             360             6            114              354            354            9,747,854.92
  121        SBRC          360             360             4            116              356            356            9,574,329.44
  122        AMCC          360             360             4            116              356            356            9,414,820.32
  123        SBRC          300             300             5            115              295            295            9,295,893.58
  124        GCFP          360             360             5            115              355            355            9,163,195.99
  125        GCFP          360             360             5            115              355            355            9,116,838.15
  126        SBRC          360             360            17            103              343            343            9,112,114.42
  127        GCFP          360             360             3            117              357            357            9,079,963.46
  128        SBRC          360             360             4            116              356            356            8,976,233.52
  129        SBRC          360             360             9            111              351            351            8,947,073.85
  130        SBRC          360             360             7             53              353            353            8,813,298.28
  131        SBRC          360             360             7            113              353            353            8,760,190.03
  132        SBRC          360             360             8            112              352            352            8,656,545.20
  133        GCFP          360             360             3            117              357            357            8,432,475.18
  134        SBRC          360             360            18            102              342            342            8,407,841.13
  135        GCFP          360             360             6            114              354            354            8,367,486.86
  136        GCFP          360             360             5            115              355            355            8,267,185.20
  137        GCFP          360             360             4            116              356            356            5,670,873.64
  138        GCFP          360             360             4            116              356            356            1,355,861.61
  139        GCFP          360             360             4            116              356            356            1,194,235.69
  140        GCFP          360             360             3            117              357            357            8,173,962.70
  141        SBRC          360             360            15            105              345            345            8,126,304.63
  142        SBRC          360             360             5            115              355            355            7,570,538.11
  143        SBRC          300             300             4            116              296            296            7,531,914.24
  144        SBRC          360             360             6            114              354            354            4,221,786.29
  145        SBRC          360             360             6            114              354            354            3,265,910.15
  146        SBRC          360             360             7            113              353            353            7,466,306.56
  147        GCFP          360             360             5             79              355            355            7,347,354.24
  148        SBRC          360             360            16            104              344            344            7,315,700.20
  149        SBRC          300             300             4            116              296            296            7,286,967.78
  150        SBRC          360             360             5             55              355            355            7,147,458.50
  151        SBRC          324             324             7             77              317            317            7,086,739.37
  152        GCFP          360             360            15            105              345            345            6,871,370.89
  153        AMCC          360             360             5            115              355            355            6,726,256.70
  154        SBRC          360             360             6            114              354            354            6,671,403.56
  155        AMCC          360             360             3            117              357            357            6,634,332.20
  156        SBRC          300             300             4            116              296            296            6,589,988.34
  157        SBRC          360             360             3            117              357            357            6,586,184.41
  158        AMCC          360             360             4            116              356            356            6,508,830.69
  159        SBRC          360             360             4            116              356            356            6,183,338.08
  160        SBRC          360             360             6            114              354            354            6,105,104.59
  161        SBRC          360             360             5            115              355            355            6,076,584.91
  162        GCFP          300             300             7            113              293            293            6,064,169.12
  163        SBRC          360             360             6            114              354            354            3,265,910.15
  164        SBRC          360             360             6            114              354            354            2,787,972.04

                       General Mortgage Loan Information


            MORTGAGE                                                       ORIGINAL                ADMIN-
CONTROL      LOAN                                                         PRINCIPAL     MORT-    ISTRATIVE    NET MORT-    RATE
NUMBER      SELLER                  LOAN / PROPERTY NAME                   BALANCE    GAGE RATE   FEE RATE    GAGE RATE    TYPE
----------------------------------------------------------------------------------------------------------------------------------
  165        SBRC     A&P Supermarket - Silver Spring                      6,053,920   8.1900%     0.1425%     8.0475%    Fixed
  166        GCFP     Mountain View Plaza                                  6,026,000   7.9600%     0.1425%     7.8175%    Fixed
  167        GCFP     Crowne Plaza Dayton                                  6,021,000   8.2500%     0.1425%     8.1075%    Fixed
  168        SBRC     764 Miami Circle                                     6,000,000   7.0100%     0.1525%     6.8575%    Fixed
  169        SBRC     Sagepointe Center                                    6,000,000   7.7400%     0.1525%     7.5875%    Fixed
  170        SBRC     705 Westech Office Building                          5,600,000   7.6100%     0.1525%     7.4575%    Fixed
  171        SBRC     A&P Supermarket - Hoboken, NJ                        5,589,100   8.1900%     0.1425%     8.0475%    Fixed
  172        GCFP     Century Office Building                              5,500,000   7.5500%     0.1925%     7.3575%    Fixed
  173        SBRC     2282-2286 Broadway                                   5,500,000   7.3000%     0.1525%     7.1475%    Fixed
  174        GCFP     EXECUCENTER                                          5,500,000   7.3650%     0.1425%     7.2225%    Fixed
  175        SBRC     Sheridan Park Apartments                             5,370,000   7.7640%     0.1525%     7.6115%    Fixed
  176        AMCC     Gart Sports                                          5,300,000   8.6100%     0.1425%     8.4675%    Fixed
  177        AMCC     Park Place Apartments                                5,100,000   7.4100%     0.1425%     7.2675%    Fixed
  178        AMCC     Hilby Station Apartments                             5,100,000   7.2000%     0.1425%     7.0575%    Fixed
  179        SBRC     11511 Katy Freeway                                   5,100,000   8.1500%     0.1875%     7.9625%    Fixed
  180        SBRC     PharmaResearch Office Building                       5,000,000   7.4500%     0.1425%     7.3075%    Fixed
  181        SBRC     151 West Street                                      5,000,000   7.9200%     0.1425%     7.7775%    Fixed
  182        AMCC     Rivercrest Apartments                                4,900,000   7.2000%     0.1425%     7.0575%    Fixed
  183        SBRC     Sunrise Pointe Apartments                            4,775,000   7.1000%     0.1425%     6.9575%    Fixed
  184        AMCC     Cascade Woods Apartments                             4,750,000   7.1000%     0.1425%     6.9575%    Fixed
  185        SBRC     Fresh Fields Supermarket (A&P) - Ocean City, NJ      4,714,591   8.1900%     0.1425%     8.0475%    Fixed
  186        SBRC     Deer Valley Marketplace                              4,700,000   8.0900%     0.1525%     7.9375%    Fixed
  187        AMCC     Best Buy - Jacksonville                              4,600,000   8.7800%     0.1425%     8.6375%    Fixed
  188        SBRC     Wilburton Office Building                            4,550,000   7.6300%     0.1425%     7.4875%    Fixed
  189        GCFP     North Melrose Self Storage                           4,400,000   7.5800%     0.1325%     7.4475%    Fixed
  190        GCFP     Menlo Office Buildings                               4,400,000   8.2600%     0.1325%     8.1275%    Fixed
  191        AMCC     Amber Fields Apartments                              4,350,000   7.2900%     0.1425%     7.1475%    Fixed
  192        AMCC     Reservoir Distribution Center                        4,350,000   7.7500%     0.1425%     7.6075%    Fixed
  193        AMCC     Rancho San Diego Business Park                       4,200,000   7.7800%     0.1425%     7.6375%    Fixed
  194        SBRC     Foxborough Business Park                             4,200,000   7.7000%     0.1875%     7.5125%    Fixed
  195        SBRC     1178 Sonora Court                                    4,200,000   7.4000%     0.1525%     7.2475%    Fixed
  196        AMCC     Sandia Plaza                                         4,300,000   8.5500%     0.1425%     8.4075%    Fixed
  197        GCFP     Madison Crossing Shopping Center                     4,150,000   7.3500%     0.1325%     7.2175%    Fixed
  198        GCFP     645-655 Massachusetts Avenue,                        4,100,000   7.6050%     0.1425%     7.4625%    Fixed
                      10-50 Prospect Street, and
                      112-116 Bishop Allen Drive
  199        GCFP     Gateway Business Park Building D                     4,067,000   7.4500%     0.1425%     7.3075%    Fixed
  200        SBRC     Woodside Park Apartments                             4,100,000   7.7640%     0.1525%     7.6115%    Fixed
  201        AMCC     1400 Manhattan Warehouse Building                    4,050,000   7.8000%     0.1425%     7.6575%    Fixed
  202        SBRC     Nashville Commons Shopping Center                    4,000,000   7.9800%     0.1625%     7.8175%    Fixed
  203        SBRC     10 Talcott Notch                                     3,850,000   8.1600%     0.1425%     8.0175%    Fixed
  204        GCFP     Cherry Creek 24 Hour Fitness Facility                3,800,000   8.6600%     0.1425%     8.5175%    Fixed
  205        GCFP     Raymour & Flanigan Shopping Center                   3,750,000   7.3300%     0.1325%     7.1975%    Fixed
  206        GCFP     33 Las Colinas Lane                                  3,700,000   7.6100%     0.1425%     7.4675%    Fixed
  207        SBRC     Village Crossing Shopping Center                     3,700,000   7.8900%     0.1625%     7.7275%    Fixed
  208        GCFP     4015 Medina Road                                     3,550,000   8.3700%     0.1425%     8.2275%    Fixed
  209        SBRC     34-40 West 65th Street                               3,500,000   7.1000%     0.1425%     6.9575%    Fixed
  210        GCFP     7930 Belt Line Road                                  3,500,000   8.1500%     0.1425%     8.0075%    Fixed
  211        AMCC     Hempstead Distribution Center                        3,475,000   7.6000%     0.1425%     7.4575%    Fixed
  212        SBRC     Crossroads West Apartments                           3,500,000   8.1600%     0.1425%     8.0175%    Fixed
  213        SBRC     Hilltop Apartments                                   3,410,000   7.1000%     0.1425%     6.9575%    Fixed
  214        GCFP     Ramada Limited - Northville                          3,423,000   9.1700%     0.1925%     8.9775%    Fixed
  215        SBRC     Woodcrest Mobile Home Estates                        3,400,000   6.9500%     0.1425%     6.8075%    Fixed
  216        SBRC     241 Peachtree Street                                 3,400,000   7.5700%     0.1425%     7.4275%    Fixed
  217        SBRC     Tech Surgical Center                                 3,370,000   8.3400%     0.1425%     8.1975%    Fixed
  218        SBRC     Waldbaums Supermarket (A&P) -                        3,301,000   8.1900%     0.1425%     8.0475%    Fixed
                        Valley Stream, NY
  219        AMCC     Center Trust Building                                3,275,000   7.7700%     0.1425%     7.6275%    Fixed
  220        GCFP     Summit Square Shopping Center                        3,250,000   7.7600%     0.1425%     7.6175%    Fixed
  221        SBRC     Marmalade Square Apartments                          3,250,000   7.2500%     0.1525%     7.0975%    Fixed
  222        GCFP     Livermore Gateway Business Park                      3,213,000   7.9300%     0.1425%     7.7875%    Fixed
  223        GCFP     668 Stillwater Avenue                                3,075,000   7.7000%     0.1425%     7.5575%    Fixed
  224        GCFP     Charleston Buffalo Plaza                             3,000,000   8.1300%     0.1425%     7.9875%    Fixed
  225        SBRC     Harbor Center                                        3,000,000   8.3000%     0.1425%     8.1575%    Fixed
  226        AMCC     Boise Cascade Building                               2,950,000   7.3300%     0.1425%     7.1875%    Fixed
  227        GCFP     5705 Johnston Street                                 2,950,500   7.4700%     0.1425%     7.3275%    Fixed
  228        GCFP     11114-11120 West Broad Street                        2,950,000   7.5700%     0.1425%     7.4275%    Fixed


                                                                               ANTICI-     SCHED-                       ORIGINAL
           MORTGAGE     INTEREST                            FIRST              PATED       ULED         MONTHLY           TERM
CONTROL      LOAN       ACCRUAL       LOAN        NOTE     PAYMENT    GRACE    REPAY-    MATURITY     DEBT SERVICE     TO MATURITY
NUMBER      SELLER       METHOD       TYPE        DATE       DATE    PERIOD   MENT DATE     DATE         PAYMENT       ARD (MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
  165        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11       47,489.66          120
  166        GCFP      Actual/360  IO/Balloon   11/14/00   1/1/01 (a)      5    NAP      12/01/10       44,048.74 (a)      120
  167        GCFP      Actual/360    Balloon    02/28/01   04/01/01        5    NAP      03/01/11       47,472.58          120
  168        SBRC      Actual/360    Balloon    02/14/01   04/01/01       10    NAP      03/01/11       39,958.45          120
  169        SBRC      Actual/360    Balloon    11/30/00   01/01/01        5    NAP      12/01/10       42,943.28          120
  170        SBRC      Actual/360    Balloon    01/19/01   03/01/01        5    NAP      02/01/11       39,578.68          120
  171        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11       43,843.40          120
  172        GCFP      Actual/360    Balloon    04/18/01   06/01/01        5    NAP      05/01/11       38,645.28          120
  173        SBRC      Actual/360    Balloon    04/10/01   06/01/01        5    NAP      05/01/11       37,706.40          120
  174        GCFP      Actual/360    Balloon    03/12/01   05/01/01        5    NAP      04/01/11       37,949.66          120
  175        SBRC      Actual/360    Balloon    09/15/99   11/01/99       10    NAP      10/01/09       38,523.30          120
  176        AMCC      Actual/360    Balloon    05/19/00   07/01/00       10    NAP      06/01/10       41,166.31          120
  177        AMCC      Actual/360    Balloon    01/26/01   03/01/01        5    NAP      02/01/11       35,346.17          120
  178        AMCC      Actual/360  Full Amort   03/22/01   05/01/01        5    NAP      04/01/21       40,481.11          240
  179        SBRC      Actual/360    Balloon    04/07/00   06/01/00       10    NAP      05/01/10       37,956.66          120
  180        SBRC      Actual/360    Balloon    03/22/01   05/01/01        5    NAP      04/01/11       34,789.70          120
  181        SBRC      Actual/360    Balloon    10/20/99   12/01/99       10    NAP      11/01/09       36,409.77          120
  182        AMCC      Actual/360    Balloon    02/28/01   04/01/01       10    NAP      03/01/11       33,260.63          120
  183        SBRC      Actual/360    Balloon    01/31/01   03/01/01        5    NAP      02/01/11       32,089.53          120
  184        AMCC      Actual/360    Balloon    02/13/01   04/01/01        5    NAP      03/01/11       31,921.52          120
  185        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11       36,983.37          120
  186        SBRC      Actual/360    Balloon    11/07/00   01/01/01        5    NAP      12/01/10       34,782.27          120
  187        AMCC      Actual/360    Balloon    02/11/00   04/01/00       10    NAP      03/01/15       36,286.83          180
  188        SBRC      Actual/360    Balloon    02/13/01   04/01/01        5    NAP      03/01/11       32,220.27          120
  189        GCFP      Actual/360    Balloon    03/15/01   05/01/01        0    NAP      04/01/11       31,006.83          120
  190        GCFP      Actual/360    Balloon    09/29/00   11/01/00        0    NAP      10/01/10       33,086.67          120
  191        AMCC      Actual/360    Balloon    05/10/01   07/01/01        5    NAP      06/01/11       29,792.78          120
  192        AMCC      Actual/360    Balloon    12/19/00   02/01/01        5    NAP      01/01/11       31,163.94          120
  193        AMCC      Actual/360    Balloon    04/26/01   06/01/01        5    NAP      05/01/11       30,176.44          120
  194        SBRC      Actual/360    Balloon    02/28/01   04/01/01        5    NAP      03/01/11       29,944.33          120
  195        SBRC      Actual/360    Balloon    02/14/01   04/01/01        5    NAP      03/01/11       29,079.95          120
  196        AMCC      Actual/360    Balloon    09/20/99   11/01/99       10    NAP      10/01/09       37,452.59          120
  197        GCFP      Actual/360    Balloon    02/13/01   04/01/01        0    NAP      03/01/11       28,592.34          120
  198        GCFP      Actual/360    Balloon    12/20/00   02/01/01        5    NAP      01/01/11       28,963.15          120
  199        GCFP      Actual/360    Balloon    02/22/01   04/01/01        5    NAP      03/01/11       28,297.94          120
  200        SBRC      Actual/360    Balloon    09/15/99   11/01/99       10    NAP      10/01/09       29,412.58          120
  201        AMCC      Actual/360    Balloon    01/02/01   02/01/01        5    NAP      01/01/11       29,154.76          120
  202        SBRC      Actual/360    Balloon    04/11/00   06/01/00       15    NAP      05/01/10       29,294.83          120
  203        SBRC      Actual/360    Balloon    11/09/00   01/01/01       10    NAP      12/01/10       28,680.53          120
  204        GCFP      Actual/360    Balloon    09/22/00   11/01/00        5    NAP      10/01/10       29,650.69          120
  205        GCFP      Actual/360    Balloon    03/19/01   05/01/01        0    NAP      04/01/11       25,785.41          120
  206        GCFP      Actual/360    Balloon    12/19/00   02/01/01        5    NAP      01/01/11       26,150.20          120
  207        SBRC      Actual/360    Balloon    11/17/00   01/01/01        5    NAP      12/01/10       26,866.10          120
  208        GCFP      Actual/360    Balloon    01/31/00   04/01/00        5    NAP      03/01/10       26,970.04          120
  209        SBRC      Actual/360    Balloon    12/21/00   02/01/01        5    NAP      01/01/11       23,521.12          120
  210        GCFP      Actual/360    Balloon    10/02/00   12/01/00        5    NAP      11/01/10       26,048.68          120
  211        AMCC      Actual/360    Balloon    01/02/01   03/01/01        5    NAP      02/01/11       24,536.10          120
  212        SBRC      Actual/360    Balloon    09/10/99   11/01/99       10    NAP      10/01/09       26,073.21          120
  213        SBRC      Actual/360    Balloon    03/28/01   05/01/01        5    NAP      04/01/11       22,916.29          120
  214        GCFP      Actual/360    Balloon    09/28/00   11/01/00        5    NAP      10/01/10       29,125.22          120
  215        SBRC      Actual/360    Balloon    03/20/01   05/01/01        5    NAP      04/01/11       22,506.23          120
  216        SBRC      Actual/360    Balloon    01/29/01   03/01/01        5    NAP      02/01/11       23,936.48          120
  217        SBRC      Actual/360    Balloon    04/24/00   06/01/00        5    NAP      05/01/10       25,531.22          120
  218        SBRC      Actual/360    Balloon    02/13/01   04/01/01        3    NAP      03/01/11       25,894.53          120
  219        AMCC      Actual/360    Balloon    12/04/00   02/01/01        5    NAP      01/01/11       23,507.78          120
  220        GCFP      Actual/360    Balloon    12/28/00   02/01/01        5    NAP      01/01/11       23,305.86          120
  221        SBRC      Actual/360    Balloon    12/19/00   02/01/01        5    NAP      01/01/11       22,170.73          120
  222        GCFP      Actual/360    Balloon    02/22/01   04/01/01        5    NAP      03/01/11       23,419.26          120
  223        GCFP      Actual/360    Balloon    02/20/01   04/01/01        5    NAP      03/01/11       21,923.53          120
  224        GCFP      Actual/360    Balloon    11/27/00   01/01/01        5    NAP      12/01/10       22,285.42          120
  225        SBRC      Actual/360    Balloon    11/13/00   01/01/01       10    NAP      12/01/10       22,823.13          120
  226        AMCC      Actual/360    Balloon    04/26/01   06/01/01        5    NAP      05/01/11       20,284.53          120
  227        GCFP      Actual/360    Balloon    03/22/01   05/01/01        5    NAP      04/01/11       20,569.75          120
  228        GCFP      Actual/360    Balloon    01/30/01   04/01/01        7    NAP      03/01/11       20,768.41          120


                                        CALCU-
                         STATED          LATED                                        STATED          CALCU-
                        ORIGINAL       ORIGINAL                                      REMAIN-      LATED REMAIN-
                         AMORT-         AMORT-                       REMAIN-        ING AMORT-      ING AMORT-        CUT-OFF
           MORTGAGE      IZATION        IZATION                      ING TERM        IZATION         IZATION            DATE
CONTROL      LOAN         TERM           TERM          SEASON-     TO MATURITY /        TERM            TERM          PRINCIPAL
NUMBER      SELLER      (MONTHS)       (MONTHS)     ING (MONTHS)   ARD (MONTHS)      (MONTHS)        (MONTHS)         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  165        SBRC           300             300             4            116              296            296           6,031,769.30
  166        GCFP           360             360             7            113              360            360           6,026,000.00
  167        GCFP           300             300             4            116              296            296           5,999,230.57
  168        SBRC           360             360             4            116              356            356           5,982,555.88
  169        SBRC           360             360             7            113              353            353           5,972,349.97
  170        SBRC           360             360             5            115              355            355           5,579,379.10
  171        SBRC           300             300             4            116              296            296           5,568,650.05
  172        GCFP           360             360             2            118              358            358           5,493,053.08
  173        SBRC           360             360             2            118              358            358           5,492,600.09
  174        GCFP           360             360             3            117              357            357           5,488,473.65
  175        SBRC           360             360            21             99              339            339           5,296,450.46
  176        AMCC           360             360            13            107              347            347           5,264,049.93
  177        AMCC           360             360             5            115              355            355           5,080,462.04
  178        AMCC           240          235.74             3            237              237         232.74           5,071,202.59
  179        SBRC           360             360            14            106              346            346           5,058,727.69
  180        SBRC           360             360             3            117              357            357           4,989,726.31
  181        SBRC           360             360            20            100              340            340           4,936,731.65
  182        AMCC           360             360             4            116              356            356           4,886,400.21
  183        SBRC           360             360             5            115              355            355           4,755,558.15
  184        AMCC           360             360             4            116              356            356           4,736,489.08
  185        SBRC           300             300             4            116              296            296           4,697,340.75
  186        SBRC           360             360             7            113              353            353           4,680,040.59
  187        AMCC           360             360            16            164              344            344           4,563,903.14
  188        SBRC           360             360             4            116              356            356           4,538,666.68
  189        GCFP           360             360             3            117              357            357           4,391,230.10
  190        GCFP           360             360             9            111              351            351           4,377,223.96
  191        AMCC           360             360             1            119              359            359           4,346,633.47
  192        AMCC           360             360             6            114              354            354           4,332,218.11
  193        AMCC           360             360             2            118              358            358           4,195,001.57
  194        SBRC           360             360             4            116              356            356           4,189,725.64
  195        SBRC           360             360             4            116              356            356           4,188,908.98
  196        AMCC           240             240            21             99              219            219           4,156,059.81
  197        GCFP           360             360             4            116              356            356           4,138,902.84
  198        GCFP           360             360             6            114              354            354           4,082,706.50
  199        GCFP           360             360             4            116              356            356           4,056,394.56
  200        SBRC           360             360            21             99              339            339           4,043,844.76
  201        AMCC           360             360             6            114              354            354           4,033,623.31
  202        SBRC           360             360            14            106              346            346           3,966,199.43
  203        SBRC           360             360             7            113              353            353           3,833,919.37
  204        GCFP           360             360             9            111              351            351           3,782,203.72
  205        GCFP           360             360             3            117              357            357           3,742,077.27
  206        GCFP           360             360             6            114              354            354           3,684,410.44
  207        SBRC           360             360             7            113              353            353           3,683,531.94
  208        GCFP           360             360            16            104              344            344           3,518,889.74
  209        SBRC           360             360             6            114              354            354           3,483,563.39
  210        GCFP           360             360             8            112              352            352           3,482,957.04
  211        AMCC           360             360             5            115              355            355           3,462,178.57
  212        SBRC           360             360            21             99              339            339           3,456,556.82
  213        SBRC           360             360             3            117              357            357           3,402,405.85
  214        GCFP           300             300             9            111              291            291           3,398,169.61
  215        SBRC           360             360             3            117              357            357           3,392,166.96
  216        SBRC           360             360             5            115              355            355           3,387,380.43
  217        SBRC           360             360            14            106              346            346           3,344,037.84
  218        SBRC           300             300             4            116              296            296           3,288,921.93
  219        AMCC           360             360             6            114              354            354           3,261,670.51
  220        GCFP           360             360             6            114              354            354           3,236,743.51
  221        SBRC           360             360             6            114              354            354           3,235,212.52
  222        GCFP           360             360             4            116              356            356           3,205,599.67
  223        GCFP           360             360             4            116              356            356           3,067,477.69
  224        GCFP           360             360             7            113              353            353           2,987,380.04
  225        SBRC           348             348             7            113              341            341           2,986,598.07
  226        AMCC           360             360             2            118              358            358           2,946,060.59
  227        GCFP           360             360             3            117              357            357           2,944,465.69
  228        GCFP           360             360             4            116              356            356           2,942,538.22

--------

Footnotes: (a) Loan is interest only for the first 24 payments. First Payment Date shown is first IO payment. Monthly Debt Service Payment shown is the full P&I amount.

                       GENERAL MORTGAGE LOAN INFORMATION

            MORTGAGE                                                       ORIGINAL                ADMIN-
CONTROL      LOAN                                                         PRINCIPAL     MORT-    ISTRATIVE    NET MORT-    RATE
NUMBER      SELLER                  LOAN / PROPERTY NAME                   BALANCE    GAGE RATE   FEE RATE    GAGE RATE    TYPE
----------------------------------------------------------------------------------------------------------------------------------
  229        SBRC     33 Upton Drive                                       2,925,000   7.7800%     0.1425%     7.6375%    Fixed
  230        SBRC     Park Villa Apartments                                2,900,000   7.2300%     0.1875%     7.0425%    Fixed
  231        GCFP     372 West Ontario Building                            2,850,000   7.7300%     0.1425%     7.5875%    Fixed
  232        SBRC     White Pine Shopping Center                           2,825,000   8.1100%     0.1425%     7.9675%    Fixed
  233        GCFP     Eckerd Drugstore                                     2,726,000   7.8000%     0.1425%     7.6575%    Fixed
  234        GCFP     Eckerd Waldorf                                       2,710,000   7.6300%     0.1425%     7.4875%    Fixed
  235        GCFP     1000 North Jefferson Street                          2,704,000   7.5800%     0.1425%     7.4375%    Fixed
  236        SBRC     Continental Apartments                               2,675,000   8.1500%     0.1425%     8.0075%    Fixed
  237        GCFP     7537 West Thomas Road                                2,580,000   7.5400%     0.1425%     7.3975%    Fixed
  238        AMCC     East Valley (aka Greenfield) Business Center         2,550,000   8.3500%     0.1425%     8.2075%    Fixed
  239        AMCC     Lanier Commons Shopping Center                       2,500,000   7.3000%     0.1425%     7.1575%    Fixed
  240        AMCC     Shawnee Medical Office                               2,425,000   8.4500%     0.1425%     8.3075%    Fixed
  241        AMCC     Stanwood/Camano Village                              2,410,000   7.6500%     0.1425%     7.5075%    Fixed
                      Professional Center
  242        AMCC     Office Depot                                         2,325,000   7.5000%     0.1425%     7.3575%    Fixed
  243        GCFP     100 DeVilbiss Drive                                  2,200,000   7.5600%     0.1425%     7.4175%    Fixed
  244        GCFP     Palm Crest Apartments                                2,175,000   7.1400%     0.1425%     6.9975%    Fixed
----------------------------------------------------------------------------------------------------------------------------------
  245        GCFP     Newton & Wellesley Portfolio                         2,100,000   7.6050%     0.1425%     7.4625%    Fixed
  245a                571 Washington Street                                1,220,000
  245b                739 Beacon Street                                      880,000
----------------------------------------------------------------------------------------------------------------------------------
  246        AMCC     Shelton Park Apartments                              2,050,000   7.5000%     0.1525%     7.3475%    Fixed
  247        SBRC     Tatum Ranch Center                                   2,000,000   8.0100%     0.1525%     7.8575%    Fixed
  248        GCFP     1516 East Bethany Home Road                          2,000,000   8.0300%     0.1425%     7.8875%    Fixed
  249        GCFP     Wynnton Apartments                                   1,910,000   7.7300%     0.1425%     7.5875%    Fixed
  250        GCFP     AA Access Self Storage                               1,875,000   7.6200%     0.1425%     7.4775%    Fixed
  251        AMCC     80 Smith Street                                      1,750,000   7.7500%     0.1425%     7.6075%    Fixed
  252        SBRC     Park at Palmdale                                     1,725,000   8.5000%     0.1525%     8.3475%    Fixed
  253        SBRC     302 West 12th Street                                 1,700,000   7.3000%     0.1525%     7.1475%    Fixed
  254        GCFP     Ashley Diane and Woodlawn Apartments                 1,690,000   7.7800%     0.1425%     7.6375%    Fixed
  255        AMCC     Orangewood Industrial                                1,565,000   8.5500%     0.1425%     8.4075%    Fixed
  256        AMCC     Trace Creek Shopping Center                          1,500,000   7.7500%     0.1425%     7.6075%    Fixed
  257        AMCC     19 Industrial Avenue                                 1,550,000   7.0500%     0.1425%     6.9075%    Fixed
  258        GCFP     2980 Northwest 74th Avenue                           1,420,000   8.0200%     0.1425%     7.8775%    Fixed
  259        GCFP     Baumann Industrial Plaza                             1,390,000   7.6300%     0.1425%     7.4875%    Fixed
  260        AMCC     Randall Ridge Apartments                             1,440,000   7.2000%     0.1425%     7.0575%    Fixed
  261        GCFP     San Jacinto Manor                                    1,350,000   8.7300%     0.1425%     8.5875%    Fixed
  262        AMCC     Maywood Retail Center                                1,300,000   7.6600%     0.1425%     7.5175%    Fixed
  263        GCFP     Lamps Plus                                           1,300,000   7.7200%     0.1325%     7.5875%    Fixed
  264        AMCC     Jackson Square Apartments                            1,300,000   7.6000%     0.1625%     7.4375%    Fixed
  265        AMCC     Comcast Facility                                     1,300,000   7.9500%     0.1425%     7.8075%    Fixed
  266        AMCC     Montlimar Square Office Building                     1,285,000   7.7500%     0.1025%     7.6475%    Fixed
  267        GCFP     5th Street Center                                    1,270,000   7.8200%     0.1425%     7.6775%    Fixed
  268        AMCC     Grant Road Place                                     1,200,000   7.7000%     0.1425%     7.5575%    Fixed
  269        GCFP     4101 Calloway Drive                                  1,115,000   8.1100%     0.1425%     7.9675%    Fixed
  270        AMCC     2201-2221 Hillside Avenue                            1,120,000   7.3000%     0.1425%     7.1575%    Fixed
  271        AMCC     10200 Riverside Drive Office Building                1,025,000   7.6500%     0.1425%     7.5075%    Fixed
  272        GCFP     Market Street Apartments                               940,000   7.4700%     0.1425%     7.3275%    Fixed
  273        AMCC     Exxon/IHOP                                           1,000,000   7.8500%     0.1425%     7.7075%    Fixed
  274        AMCC     Glenwood Plaza                                    901,118.18 (b) 7.5000%     0.1425%     7.3575%    Fixed
  275        AMCC     Oceanside Industrial                                   940,000   7.0000%     0.1425%     6.8575%    Fixed
  276        AMCC     Jewell Street Apartments                               880,000   7.5000%     0.1425%     7.3575%    Fixed
  277        AMCC     Yellowstone Shopping Center                            800,000   7.5000%     0.1425%     7.3575%    Fixed
  278        AMCC     Panther Square                                   779,134.08 (c)  7.5000%     0.1425%     7.3575%    Fixed
  279        AMCC     Goose Creek Shopping Center                            800,000   7.3000%     0.1425%     7.1575%    Fixed
  280        AMCC     La Sabre Apartments                                    470,000   7.5000%     0.1425%     7.3575%    Fixed
  281        AMCC     Forrest Court Apartments                               500,000   7.4000%     0.1425%     7.2575%    Fixed
  282        AMCC     Hampton Court Apartments                               480,000   7.7000%     0.1425%     7.5575%    Fixed
  283        AMCC     Sierra Vista CSK Store                                 415,000   8.5000%     0.1425%     8.3575%    Fixed


                                                                               ANTICI-     SCHED-                       ORIGINAL
           MORTGAGE     INTEREST                             FIRST              PATED       ULED         MONTHLY           TERM
CONTROL      LOAN       ACCRUAL       LOAN        NOTE      PAYMENT    GRACE    REPAY-    MATURITY     DEBT SERVICE     TO MATURITY
NUMBER      SELLER       METHOD       TYPE        DATE        DATE    PERIOD   MENT DATE     DATE         PAYMENT       ARD (MONTHS)
----------------------------------------------------------------------------------------------------------------------------------
  229        SBRC      Actual/360      Balloon    12/13/00   02/01/01        5    NAP      01/01/11       21,015.73          120
  230        SBRC      Actual/360      Balloon    01/12/01   03/01/01        5    NAP      02/01/11       19,743.79          120
  231        GCFP      Actual/360      Balloon    12/06/00   02/01/01        5    NAP      01/01/11       20,378.37          120
  232        SBRC      Actual/360      Balloon    07/29/99   09/01/99       10    NAP      08/01/09       20,945.89          120
  233        GCFP      Actual/360      Balloon    02/16/01   04/01/01        5    NAP      03/01/11       20,679.83          120
  234        GCFP      Actual/360      Balloon    03/28/01   05/01/01        0    NAP      04/01/11       19,190.53          120
  235        GCFP      Actual/360      Balloon    02/01/01   04/01/01        5    NAP      03/01/11       19,055.11          120
  236        SBRC      Actual/360      Balloon    08/18/00   10/01/00       10    NAP      09/01/10       19,908.64          120
  237        GCFP      Actual/360      Balloon    12/15/00   02/01/01        5    NAP      01/01/11       18,110.45          120
  238        AMCC      Actual/360      Balloon    05/30/00   07/01/00        5    NAP      06/01/10       19,336.87          120
  239        AMCC      Actual/360      Balloon    01/24/01   03/01/01        5    NAP      02/01/11       17,139.28          120
  240        AMCC      Actual/360      Balloon    12/19/00   02/01/01        5    NAP      01/01/11       18,560.29          120
  241        AMCC      Actual/360      Balloon    03/16/01   05/01/01        5    NAP      04/01/06       17,099.30           60
  242        AMCC      Actual/360      Balloon    02/14/01   04/01/01        5    NAP      03/01/13       16,256.74          144
  243        GCFP      Actual/360      Balloon    01/11/01   03/01/01        0    NAP      02/01/11       15,473.21          120
  244        GCFP      Actual/360      Balloon    03/23/01   05/01/01        5    NAP      04/01/11       14,675.40          120
---------------------------------------------------------------------------------------------------------------------------------
  245        GCFP      Actual/360      Balloon    12/20/00   02/01/01        5    NAP      01/01/11       14,834.79          120
  245a
  245b
---------------------------------------------------------------------------------------------------------------------------------
  246        AMCC      Actual/360      Balloon    02/05/01   04/01/01        5    NAP      03/01/11       14,333.90          120
  247        SBRC      Actual/360      Balloon    12/28/00   02/01/01        5    NAP      01/01/11       14,689.24          120
  248        GCFP      Actual/360      Balloon    11/27/00   01/01/01        5    NAP      12/01/10       15,476.09          120
  249        GCFP      Actual/360      Balloon    10/16/00   12/01/00        5    NAP      11/01/10       13,657.09          120
  250        GCFP      Actual/360      Balloon    01/08/01   03/01/01        0    NAP      02/01/11       13,264.68          120
  251        AMCC      Actual/360      Balloon    12/28/00   02/01/01        5    NAP      01/01/11       13,218.26          120
  252        SBRC      Actual/360      Balloon    08/22/00   10/01/00        5    NAP      09/01/10       13,263.76          120
  253        SBRC      Actual/360      Balloon    04/10/01   06/01/01        5    NAP      05/01/11       11,654.70          120
  254        GCFP      Actual/360      Balloon    01/30/01   03/01/01        5    NAP      02/01/11       12,142.42          120
  255        AMCC      Actual/360      Balloon    06/12/00   08/01/00        5    NAP      07/01/10       12,089.00          120
  256        AMCC      Actual/360      Balloon    03/01/01   05/01/01        5    NAP      04/01/11       10,746.19          120
  257        AMCC      Actual/360      Balloon    09/09/98   11/01/98       10    NAP      10/01/08       12,063.70          120
  258        GCFP      Actual/360      Balloon    12/04/00   02/01/01        5    NAP      01/01/11       10,978.61          120
  259        GCFP      Actual/360      Balloon    01/10/01   03/01/01        0    NAP      02/01/11       10,389.80          120
  260        AMCC        30/360      Full Amort   07/28/98   09/01/98       10    NAP      08/01/18       11,337.83          240
  261        GCFP      Actual/360      Balloon    07/30/99   09/01/99        5    NAP      08/01/09       11,080.60          120
  262        AMCC      Actual/360      Balloon    05/11/01   07/01/01        5    NAP      06/01/11        9,232.64          120
  263        GCFP      Actual/360      Balloon    02/01/01   04/01/01        5    NAP      03/01/11        9,286.42          120
  264        AMCC      Actual/360      Balloon    02/07/01   04/01/01        5    NAP      03/01/11        9,178.97          120
  265        AMCC      Actual/360      Balloon    11/27/00   01/01/01        5    NAP      12/01/10        9,990.59          120
  266        AMCC      Actual/360      Balloon    01/16/01   03/01/01        5    NAP      02/01/11        9,205.90          120
  267        GCFP      Actual/360      Balloon    12/21/00   02/01/01        0    NAP      01/01/11        9,651.11          120
  268        AMCC      Actual/360      Balloon    01/19/99   03/01/99       10    NAP      02/01/09        9,024.59          120
  269        GCFP      Actual/360        ARD      03/09/01   05/01/01        5  04/01/11   01/01/16        9,311.40          120
  270        AMCC        30/360      Full Amort   09/10/98   11/01/98       10    NAP      10/01/18        8,886.18          240
  271        AMCC        30/360      Full Amort   08/24/98   10/01/98       10    NAP      09/01/18        8,351.60          240
  272        GCFP      Actual/360      Balloon    03/22/01   05/01/01        0    NAP      04/01/11        6,553.32          120
  273        AMCC        30/360      Full Amort   08/06/98   10/01/98       10    NAP      09/01/18        8,271.29          240
  274        AMCC      Actual/360      Balloon    09/30/98   08/01/00       10    NAP      10/01/08        7,653.15           99
  275        AMCC        30/360      Full Amort   09/30/98   11/01/98       10    NAP      10/01/18        7,287.81          240
  276        AMCC      Actual/360      Balloon    07/09/98   09/01/98       10    NAP      08/01/08        6,503.12          120
  277        AMCC      Actual/360      Balloon    10/29/98   12/01/98       10    NAP      11/01/08        5,911.93          120
  278        AMCC      Actual/360      Balloon    09/30/98   08/01/00       10    NAP      10/01/08        5,985.83           99
  279        AMCC      Actual/360      Balloon    06/26/98   08/01/98       10    NAP      07/01/08        5,808.26          120
  280        AMCC      Actual/360      Balloon    09/22/98   11/01/98       10    NAP      10/01/08        3,473.26          120
  281        AMCC        30/360      Full Amort   07/07/98   08/01/98       10    NAP      07/01/13        4,606.70          180
  282        AMCC        30/360      Full Amort   04/23/99   06/01/99       10    NAP      05/01/13        4,676.94          168
  283        AMCC        30/360      Full Amort   07/28/99   09/01/99       10    NAP      08/01/16        3,852.42          204


                                        CALCU-
                         STATED          LATED                                        STATED          CALCU-
                        ORIGINAL       ORIGINAL                                      REMAIN-      LATED REMAIN-
                         AMORT-         AMORT-                       REMAIN-        ING AMORT-      ING AMORT-        CUT-OFF
           MORTGAGE      IZATION        IZATION                      ING TERM        IZATION         IZATION            DATE
CONTROL      LOAN         TERM           TERM          SEASON-     TO MATURITY /        TERM            TERM          PRINCIPAL
NUMBER      SELLER      (MONTHS)       (MONTHS)     ING (MONTHS)   ARD (MONTHS)      (MONTHS)        (MONTHS)         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  229        SBRC           360             360             6            114              354            354           2,913,120.86
  230        SBRC           360             360             5            115              355            355           2,888,489.44
  231        GCFP           360             360             6            114              354            354           2,838,299.21
  232        SBRC           360             360            23             97              337            337           2,785,934.78
  233        GCFP           300             300             4            116              296            296           2,715,236.24
  234        GCFP           360             360             3            117              357            357           2,704,661.81
  235        GCFP           360             360             4            116              356            356           2,697,177.88
  236        SBRC           360             360            10            110              350            350           2,658,923.67
  237        GCFP           360             360             6            114              354            354           2,568,964.59
  238        AMCC           360             360            13            107              347            347           2,531,503.65
  239        AMCC           360             360             5            115              355            355           2,490,212.68
  240        AMCC           360             360             6            114              354            354           2,416,507.67
  241        AMCC           360             360             3             57              357            357           2,405,275.11
  242        AMCC           360             360             4            140              356            356           2,319,013.36
  243        GCFP           360             360             5            115              355            355           2,191,818.20
  244        GCFP           360             360             3            117              357            357           2,170,200.13
------------------------------------------------------------------------------------------------------------------------------------
  245        GCFP           360             360             6            114              354            354           2,091,142.32
  245a
  245b
------------------------------------------------------------------------------------------------------------------------------------
  246        AMCC           360             360             4            116              356            356           2,044,721.45
  247        SBRC           360             360             6            114              354            354           1,992,275.75
  248        GCFP           300             300             7            113              293            293           1,985,964.18
  249        GCFP           360             360             8            112              352            352           1,899,761.39
  250        GCFP           360             360             5            115              355            355           1,868,109.39
  251        AMCC           300             300             6            114              294            294           1,738,692.97
  252        SBRC           360             360            10            110              350            350           1,715,473.42
  253        SBRC           360             360             2            118              358            358           1,697,712.76
  254        GCFP           360             360             5            115              355            355           1,683,983.81
  255        AMCC           360             360            12            108              348            348           1,555,240.34
  256        AMCC           360             360             3            117              357            357           1,497,128.15
  257        AMCC           240             240            33             87              207            207           1,447,208.44
  258        GCFP           300             300             6            114              294            294           1,411,236.71
  259        GCFP           300             300             5            115              295            295           1,382,133.00
  260        AMCC           240             240            35            205              205            205           1,335,277.35
  261        GCFP           300             300            23             97              277            277           1,322,153.89
  262        AMCC           360             360             1            119              359            359           1,299,065.69
  263        GCFP           360             360             4            116              356            356           1,296,836.29
  264        AMCC           360             360             4            116              356            356           1,296,736.90
  265        AMCC           300             300             7            113              293            293           1,290,745.52
  266        AMCC           360             360             5            115              355            355           1,280,398.11
  267        GCFP           300             300             6            114              294            294           1,261,891.05
  268        AMCC           300             300            29             91              271            271           1,160,950.77
  269        GCFP           246             246             3            117              243            243           1,109,888.82
  270        AMCC           240             240            33            207              207            207           1,044,499.76
  271        AMCC           240             240            34            206              206            206             956,250.64
  272        GCFP           360             360             3            117              357            357             938,077.52
  273        AMCC           240             240            34            206              206            206             934,379.03
  274        AMCC           214             214            12             87              202            202             876,986.82
  275        AMCC           240             240            33            207              207            207             874,544.30
  276        AMCC           300             300            35             85              265            265             843,917.44
  277        AMCC           300             300            32             88              268            268             770,156.85
  278        AMCC           270             270            12             87              258            258             766,113.69
  279        AMCC           300             300            36             84              264            264             765,098.19
  280        AMCC           300             300            33             87              267            267             451,931.22
  281        AMCC           180             180            36            144              144            144             438,805.00
  282        AMCC           168             168            26            142              142            142             434,971.83
  283        AMCC           204             204            23            181              181            181             392,284.81

Footnotes:  (b) Original Balance and First Payment Date were $950,000 and
                11/1/98, respectively. A principal paydown of $12,375 occurred on 7/1/2000 following the 22nd payment date of the loan, per the original note terms. Original Balance and First Payment Date shown above are subsequent to the principal paydown.

            (c) Original Balance and First Payment Date were $810,000 and
                11/1/98, respectively. A principal paydown of $11,816.04 occurred on 7/13/2001 following the 22nd payment date of the loan, per the original note terms. Original Balance and First Payment Date shown above are subsequent to the principal paydown.

                      MORTGAGE LOAN PREPAYMENT INFORMATION

          MORTGAGE                                                                                LOCKOUT      DEFEASE-     DEFEASE-
CONTROL     LOAN                                                                                PERIOD END       ANCE         ANCE
NUMBER     SELLER            LOAN / PROPERTY NAME                PREPAYMENT PROVISIONS             DATE       START DATE    END DATE
------------------------------------------------------------------------------------------------------------------------------------
  101       SBRC      Atrium at Highpoint                  LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  102       GCFP      Van Ness Post Centre                 LO(26)/Defeasance(90)/Free(4)         07/31/03      08/01/03     01/31/11
  103       GCFP      90 William Street                    LO(23)/Grtr1%UPBorYM(93)/Free(4)      11/30/02        NAP          NAP
  104       GCFP      Ironwood Apartments                  LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  105       AMCC      Savi Ranch Center                    LO(35)/Defeasance(24)/Free(4)         02/29/04      03/01/04     02/28/06
  106       GCFP      Union Square Marketplace Shopping    LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
                      Center
  107       GCFP      Sterling Plaza Shopping Center       LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  108       GCFP      Metro Park                           LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  109       SBRC      Plaza Gardens                        LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  110       AMCC      400 Valley Road                      LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  111       GCFP      Greenhouse Marketplace Shopping      LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
                      Center
  112       AMCC      Dry Creek Medical Office Building    LO(36)/Defeasance(44)/Free(4)         06/30/04      07/01/04     02/29/08
  113       SBRC      Summit Ridge Business Park           LO(29)/Defeasance(29)/Free(2)         07/31/03      08/01/03     12/31/05
  114       AMCC      Fenton Marketplace                   LO(47)/Defeasance(78)/Free(19)        05/31/05      06/01/05     11/30/11
  115       SBRC      Crossroads Shopping Center           LO(36)/Grtr1%UPBorYM(80)/Free(4)      03/31/02        NAP          NAP
  116       SBRC      Westford Technology Park II          LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  117       GCFP      Telephone Road Plaza                 LO(36)/Defeasance(80)/Free(4)         07/31/03      08/01/03     03/31/10
  118       SBRC      95 Metcalf Square                    LO(39)/Defeasance(78)/Free(3)         07/31/03      08/01/03     01/31/10
  119       SBRC      The Corporate Forum                  LO(46)/Defeasance(71)/Free(3)         07/31/03      08/01/03     06/30/09
  120       SBRC      Coral Palm Plaza                     LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  121       SBRC      Shaker Square Shopping Center        LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  122       AMCC      Tucker Pointe Townhomes              LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  123       SBRC      Peninsula Storage Center             LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  124       GCFP      Washington Corners                   LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  125       GCFP      Parkwood Plaza Shopping Center       LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  126       SBRC      Bent Tree Apartments                 LO(41)/Defeasance(75)/Free(4)         07/31/03      08/01/03     10/31/09
  127       GCFP      Quail Run                            LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  128       SBRC      1050 Wall Street West                LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  129       SBRC      Shadow Ridge Apartments              LO(33)/Defeasance(84)/Free(3)         07/31/03      08/01/03     07/31/10
  130       SBRC      270 Billerica Road                   LO(31)/Defeasance(26)/Free(3)         07/31/03      08/01/03     09/30/05
  131       SBRC      Regency Park Plaza                   LO(31)/Defeasance(86)/Free(3)         07/31/03      08/01/03     09/30/10
  132       SBRC      Farm Glen Executive Park             LO(32)/Defeasance(86)/Free(2)         07/31/03      08/01/03     09/30/10
  133       GCFP      Vineyard Shopping Center             LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  134       SBRC      Annandale Gardens                    LO(42)/Defeasance(75)/Free(3)         07/31/03      08/01/03     10/31/09
  135       GCFP      Westfield Stop & Shop                LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  136       GCFP      La Paz Shopping Center               LO(29)/Defeasance(84)/Free(7)         07/31/03      08/01/03     07/31/10
  137       GCFP      Midway Plaza                         LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  138       GCFP      4455-4461 West Vine Street           LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  139       GCFP      6600-6602 International Drive        LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  140       GCFP      390 North Moorpark Road              LO(59)/Grtr1%UPBorYM(54)/Free(7)      03/31/06        NAP          NAP
  141       SBRC      Bowles Village Shopping Center       LO(39)/Defeasance(78)/Free(3)         07/31/03      08/01/03     01/31/10
  142       SBRC      Orchard Hardware Plaza               LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  143       SBRC      Waldbaums Supermarket (A&P) -        LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
                      Lindenhurst, NY
  144       SBRC      6820 Shingle Creek Parkway           LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  145       SBRC      6840 Shingle Creek Parkway           LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  146       SBRC      Long Beach Corporate Square          LO(31)/Defeasance(86)/Free(3)         07/31/03      08/01/03     09/30/10
  147       GCFP      125 Middlesex Turnpike               LO(59)/Grtr1%UPBorYM(21)/Free(4)      01/31/06        NAP          NAP
  148       SBRC      Regents Walk                         LO(36)/YM(80)/Free(4)                 03/31/03        NAP          NAP
  149       SBRC      Waldbaums Supermarket (A&P) -        LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
                      Huntington, NY
  150       SBRC      The Promenade Building               LO(29)/Defeasance(28)/Free(3)         07/31/03      08/01/03     11/30/05
  151       SBRC      Mitchell Lofts                       LO(31)/Defeasance(50)/Free(3)         07/31/03      08/01/03     09/30/07
  152       GCFP      1212 Boston Post Road                LO(39)/Defeasance(77)/Free(4)         07/31/03      08/01/03     12/31/09
  153       AMCC      Savon Drug & Office Depot            LO(36)/Defeasance(80)/Free(4)         02/29/04      03/01/04     10/31/10
  154       SBRC      Landmark Entertainment Building      LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  155       AMCC      Hacienda Vallecitos Senior           LO(36)/Defeasance(80)/Free(4)         04/30/04      05/01/04     12/31/10
                      Apartments
  156       SBRC      A&P Supermarket - Howard             LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
                      Beach, NY
  157       SBRC      Maxwell Village Shopping Center      LO(27)/Defeasance(90)/Free(3)         07/31/03      08/01/03     01/31/11
  158       AMCC      Downtowner Office Building           LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  159       SBRC      Woodview Apartments                  LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  160       SBRC      275 Dan Road                         LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  161       SBRC      Los Gatos Professional Building      LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  162       GCFP      Candlewood Suites - Dallas Market    LO(31)/Defeasance(85)/Free(4)         07/31/03      08/01/03     08/31/10
                      Center
  163       SBRC      Shady Oak I                          LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  164       SBRC      Golden Valley II                     LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10

                                                                                                         YIELD
                                                                                                       MAINTENANCE
                       YIELD        YIELD                                                             INTEREST RATE
                      MAINTEN-     MAINTEN-     PREPAY-       PREPAY-       YIELD          YIELD      CONVERTED TO        YIELD
          MORTGAGE      ANCE         ANCE        MENT          MENT      MAINTENANCE    MAINTENANCE      MONTHLY       MAINTENANCE
CONTROL     LOAN       PERIOD       PERIOD      PENALTY       PENALTY    CALCULATION     INTEREST        MORTGAGE     INTEREST RATE
NUMBER     SELLER    START DATE    END DATE    START DATE    END DATE       METHOD         RATE           RATE        REFERENCE DATE
------------------------------------------------------------------------------------------------------------------------------------
  101       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  102       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  103       GCFP      12/01/02      08/31/10       NAP          NAP         Type 1     Treasury Flat       Yes           Maturity
  104       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  105       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  106       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  107       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  108       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  109       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  110       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  111       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  112       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  113       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  114       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  115       SBRC      04/01/02      11/30/08       NAP          NAP         Type 4     Treasury Flat       Yes           Maturity
  116       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  117       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  118       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  119       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  120       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  121       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  122       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  123       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  124       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  125       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  126       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  127       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  128       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  129       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  130       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  131       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  132       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  133       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  134       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  135       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  136       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  137       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  138       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  139       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  140       GCFP      04/01/06      09/30/10       NAP          NAP         Type 1     Treasury Flat       Yes           Maturity
  141       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  142       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  143       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  144       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  145       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  146       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  147       GCFP      02/01/06      10/31/07       NAP          NAP         Type 1     Treasury Flat       Yes           Maturity
  148       SBRC      04/01/03      11/30/09       NAP          NAP         Type 5     Treasury Flat       No            Maturity
  149       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  150       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  151       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  152       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  153       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  154       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  155       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  156       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  157       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  158       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  159       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  160       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  161       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  162       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  163       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  164       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

                      MORTGAGE LOAN PREPAYMENT INFORMATION

          MORTGAGE                                                                                LOCKOUT      DEFEASE-     DEFEASE-
CONTROL     LOAN                                                                                PERIOD END       ANCE         ANCE
NUMBER     SELLER            LOAN / PROPERTY NAME                PREPAYMENT PROVISIONS             DATE       START DATE    END DATE
------------------------------------------------------------------------------------------------------------------------------------
  165       SBRC      A&P Supermarket - Silver Spring      LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
  166       GCFP      Mountain View Plaza                  LO(31)/Defeasance(85)/Free(4)         07/31/03      08/01/03     08/31/10
  167       GCFP      Crowne Plaza Dayton                  LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  168       SBRC      764 Miami Circle                     LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  169       SBRC      Sagepointe Center                    LO(31)/Defeasance(85)/Free(4)         07/31/03      08/01/03     08/31/10
  170       SBRC      705 Westech Office Building          LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  171       SBRC      A&P Supermarket - Hoboken, NJ        LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
  172       GCFP      Century Office Building              LO(26)/Defeasance(90)/Free(4)         07/31/03      08/01/03     01/31/11
  173       SBRC      2282-2286 Broadway                   LO(26)/Defeasance(91)/Free(3)         07/31/03      08/01/03     02/28/11
  174       GCFP      EXECUCENTER                          LO(27)/Defeasance(86)/Free(7)         07/31/03      08/01/03     09/30/10
  175       SBRC      Sheridan Park Apartments             LO(45)/Defeasance(72)/Free(3)         07/31/03      08/01/03     07/31/09
  176       AMCC      Gart Sports                          LO(60)/Defeasance(56)/Free(4)         06/30/05      07/01/05     02/28/10
  177       AMCC      Park Place Apartments                LO(36)/Defeasance(80)/Free(4)         02/29/04      03/01/04     10/31/10
  178       AMCC      Hilby Station Apartments             LO(36)/Defeasance(200)/Free(4)        04/30/04      05/01/04     12/31/20
  179       SBRC      11511 Katy Freeway                   LO(38)/Defeasance(79)/Free(3)         07/31/03      08/01/03     02/28/10
  180       SBRC      PharmaResearch Office Building       LO(27)/Defeasance(90)/Free(3)         07/31/03      08/01/03     01/31/11
  181       SBRC      151 West Street                      LO(44)/Defeasance(73)/Free(3)         07/31/03      08/01/03     08/31/09
  182       AMCC      Rivercrest Apartments                LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  183       SBRC      Sunrise Pointe Apartments            LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  184       AMCC      Cascade Woods Apartments             LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  185       SBRC      Fresh Fields Supermarket (A&P) -     LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
                      Ocean City, NJ
  186       SBRC      Deer Valley Marketplace              LO(31)/Defeasance(86)/Free(3)         07/31/03      08/01/03     09/30/10
  187       AMCC      Best Buy - Jacksonville              LO(60)/Defeasance(116)/Free(4)        03/31/05      04/01/05     11/30/14
  188       SBRC      Wilburton Office Building            LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  189       GCFP      North Melrose Self Storage           LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  190       GCFP      Menlo Office Buildings               LO(33)/Defeasance(83)/Free(4)         07/31/03      08/01/03     06/30/10
  191       AMCC      Amber Fields Apartments              LO(36)/Defeasance(80)/Free(4)         06/30/04      07/01/04     02/28/11
  192       AMCC      Reservoir Distribution Center        LO(36)/Defeasance(80)/Free(4)         01/31/04      02/01/04     09/30/10
  193       AMCC      Rancho San Diego Business Park       LO(36)/Defeasance(80)/Free(4)         05/31/04      06/01/04     01/31/11
  194       SBRC      Foxborough Business Park             LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  195       SBRC      1178 Sonora Court                    LO(28)/Defeasance(89)/Free(3)         07/31/03      08/01/03     12/31/10
  196       AMCC      Sandia Plaza                         LO(60)/Defeasance(56)/Free(4)         10/31/04      11/01/04     06/30/09
  197       GCFP      Madison Crossing Shopping Center     LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  198       GCFP      645-655 Massachusetts Avenue,        LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
                      10-50 Prospect Street, and
                      112-116 Bishop Allen Drive
  199       GCFP      Gateway Business Park Building D     LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  200       SBRC      Woodside Park Apartments             LO(45)/Defeasance(72)/Free(3)         07/31/03      08/01/03     07/31/09
  201       AMCC      1400 Manhattan Warehouse             LO(36)/Defeasance(81)/Free(3)         01/31/04      02/01/04     10/31/10
                      Building
  202       SBRC      Nashville Commons Shopping           LO(38)/Defeasance(79)/Free(3)         07/31/03      08/01/03     02/28/10
                      Center
  203       SBRC      10 Talcott Notch                     LO(31)/Defeasance(87)/Free(2)         07/31/03      08/01/03     10/31/10
  204       GCFP      Cherry Creek 24 Hour Fitness         LO(33)/Defeasance(83)/Free(4)         07/31/03      08/01/03     06/30/10
                      Facility
  205       GCFP      Raymour & Flanigan Shopping          LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
                      Center
  206       GCFP      33 Las Colinas Lane                  LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  207       SBRC      Village Crossing Shopping Center     LO(31)/Defeasance(86)/Free(3)         07/31/03      08/01/03     09/30/10
  208       GCFP      4015 Medina Road                     LO(40)/Defeasance(76)/Free(4)         07/31/03      08/01/03     11/30/09
  209       SBRC      34-40 West 65th Street               LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  210       GCFP      7930 Belt Line Road                  LO(59)/Grtr1%UPBorYM(57)/Free(4)      10/31/05        NAP          NAP
  211       AMCC      Hempstead Distribution Center        LO(36)/Defeasance(80)/Free(4)         02/29/04      03/01/04     10/31/10
  212       SBRC      Crossroads West Apartments           LO(45)/Defeasance(72)/Free(3)         07/31/03      08/01/03     07/31/09
  213       SBRC      Hilltop Apartments                   LO(27)/Defeasance(90)/Free(3)         07/31/03      08/01/03     01/31/11
  214       GCFP      Ramada Limited - Northville          LO(33)/Defeasance(83)/Free(4)         07/31/03      08/01/03     06/30/10
  215       SBRC      Woodcrest Mobile Home Estates        LO(27)/Defeasance(90)/Free(3)         07/31/03      08/01/03     01/31/11
  216       SBRC      241 Peachtree Street                 LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  217       SBRC      Tech Surgical Center                 LO(38)/Defeasance(79)/Free(3)         07/31/03      08/01/03     02/28/10
  218       SBRC      Waldbaums Supermarket (A&P) -        LO(28)/Defeasance(87)/Free(5)         07/31/03      08/01/03     10/31/10
                      Valley Stream, NY
  219       AMCC      Center Trust Building                LO(60)/Defeasance(56)/Free(4)         01/31/06      02/01/06     09/30/10
  220       GCFP      Summit Square Shopping Center        LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  221       SBRC      Marmalade Square Apartments          LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  222       GCFP      Livermore Gateway Business Park      Grtr1%UPBorYM(59)/5%UPB(12)/             NAP          NAP          NAP
                                                           4%UPB(12)/3%UPB(12)/2%UPB(12)/
                                                           1%UPB(9)/Free(4)
  223       GCFP      668 Stillwater Avenue                LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  224       GCFP      Charleston Buffalo Plaza             LO(31)/Defeasance(85)/Free(4)         07/31/03      08/01/03     08/31/10
  225       SBRC      Harbor Center                        LO(31)/Defeasance(86)/Free(3)         07/31/03      08/01/03     09/30/10
  226       AMCC      Boise Cascade Building               LO(36)/Defeasance(80)/Free(4)         05/31/04      06/01/04     01/31/11
  227       GCFP      5705 Johnston Street                 LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  228       GCFP      11114-11120 West Broad Street        LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10

                                                                                                         YIELD
                                                                                                       MAINTENANCE
                       YIELD        YIELD                                                             INTEREST RATE
                      MAINTEN-     MAINTEN-     PREPAY-       PREPAY-       YIELD          YIELD      CONVERTED TO        YIELD
          MORTGAGE      ANCE         ANCE        MENT          MENT      MAINTENANCE    MAINTENANCE      MONTHLY       MAINTENANCE
CONTROL     LOAN       PERIOD       PERIOD      PENALTY       PENALTY    CALCULATION     INTEREST        MORTGAGE     INTEREST RATE
NUMBER     SELLER    START DATE    END DATE    START DATE    END DATE       METHOD         RATE           RATE        REFERENCE DATE
------------------------------------------------------------------------------------------------------------------------------------
  165       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  166       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  167       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  168       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  169       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  170       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  171       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  172       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  173       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  174       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  175       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  176       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  177       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  178       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  179       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  180       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  181       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  182       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  183       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  184       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  185       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  186       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  187       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  188       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  189       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  190       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  191       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  192       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  193       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  194       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  195       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  196       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  197       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  198       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP


  199       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  200       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  201       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  202       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  203       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  204       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  205       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  206       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  207       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  208       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  209       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  210       GCFP      11/01/05      07/31/10       NAP          NAP         Type 1     Treasury Flat       Yes           Maturity
  211       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  212       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  213       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  214       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  215       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  216       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  217       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  218       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

  219       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  220       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  221       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  222       GCFP      04/01/01      02/28/06     03/01/06    11/30/10       Type 1     Treasury Flat       No            Maturity


  223       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  224       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  225       SBRC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  226       AMCC         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  227       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP
  228       GCFP         NAP          NAP          NAP          NAP          NAP            NAP            NAP             NAP

                      MORTGAGE LOAN PREPAYMENT INFORMATION

          MORTGAGE                                                                                LOCKOUT      DEFEASE-     DEFEASE-
CONTROL     LOAN                                                                                PERIOD END       ANCE         ANCE
NUMBER     SELLER            LOAN / PROPERTY NAME                PREPAYMENT PROVISIONS             DATE       START DATE    END DATE
------------------------------------------------------------------------------------------------------------------------------------
  229       SBRC      33 Upton Drive                       LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  230       SBRC      Park Villa Apartments                LO(29)/Defeasance(88)/Free(3)         07/31/03      08/01/03     11/30/10
  231       GCFP      372 West Ontario Building            LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  232       SBRC      White Pine Shopping Center           LO(47)/Defeasance(70)/Free(3)         07/31/03      08/01/03     05/31/09
  233       GCFP      Eckerd Drugstore                     LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  234       GCFP      Eckerd Waldorf                       LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  235       GCFP      1000 North Jefferson Street          LO(59)/Grtr1%UPBorYM(57)/Free(4)      02/28/06        NAP          NAP
  236       SBRC      Continental Apartments               LO(34)/Defeasance(83)/Free(3)         07/31/03      08/01/03     06/30/10
  237       GCFP      7537 West Thomas Road                LO(59)/Grtr1%UPBorYM(57)/Free(4)      12/31/05        NAP          NAP
  238       AMCC      East Valley (aka Greenfield)         LO(60)/Defeasance(56)/Free(4)         06/30/05      07/01/05     02/28/10
                      Business Center
  239       AMCC      Lanier Commons Shopping Center       LO(36)/Defeasance(80)/Free(4)         02/29/04      03/01/04     10/31/10
  240       AMCC      Shawnee Medical Office               LO(60)/Defeasance(56)/Free(4)         01/31/06      02/01/06     09/30/10
  241       AMCC      Stanwood/Camano Village              LO(29)/Grtr1%UPBorYM(27)/Free(4)      09/30/03        NAP          NAP
                      Professional Center
  242       AMCC      Office Depot                         LO(36)/Defeasance(104)/Free(4)        03/31/04      04/01/04     11/30/12
  243       GCFP      100 DeVilbiss Drive                  LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  244       GCFP      Palm Crest Apartments                LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
------------------------------------------------------------------------------------------------------------------------------------
  245       GCFP      Newton & Wellesley Portfolio         LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  245a                571 Washington Street
  245b                739 Beacon Street
------------------------------------------------------------------------------------------------------------------------------------
  246       AMCC      Shelton Park Apartments              LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  247       SBRC      Tatum Ranch Center                   LO(30)/Defeasance(87)/Free(3)         07/31/03      08/01/03     10/31/10
  248       GCFP      1516 East Bethany Home Road          LO(31)/Defeasance(85)/Free(4)         07/31/03      08/01/03     08/31/10
  249       GCFP      Wynnton Apartments                   LO(32)/Defeasance(81)/Free(7)         07/31/03      08/01/03     04/30/10
  250       GCFP      AA Access Self Storage               LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  251       AMCC      80 Smith Street                      LO(36)/Defeasance(80)/Free(4)         01/31/04      02/01/04     09/30/10
  252       SBRC      Park at Palmdale                     LO(34)/Defeasance(83)/Free(3)         07/31/03      08/01/03     06/30/10
  253       SBRC      302 West 12th Street                 LO(26)/Defeasance(91)/Free(3)         07/31/03      08/01/03     02/28/11
  254       GCFP      Ashley Diane and Woodlawn            LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
                      Apartments
  255       AMCC      Orangewood Industrial                LO(60)/Defeasance(56)/Free(4)         07/31/05      08/01/05     03/31/10
  256       AMCC      Trace Creek Shopping Center          LO(36)/Defeasance(80)/Free(4)         04/30/04      05/01/04     12/31/10
  257       AMCC      19 Industrial Avenue                 LO(59)/Grtr1%UPBorYM(57)/Free(4)      09/30/03        NAP          NAP
  258       GCFP      2980 Northwest 74th Avenue           LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  259       GCFP      Baumann Industrial Plaza             LO(29)/Defeasance(87)/Free(4)         07/31/03      08/01/03     10/31/10
  260       AMCC      Randall Ridge Apartments             LO(59)/Grtr1%UPBorYM(174)/Free(7)     07/31/03        NAP          NAP
  261       GCFP      San Jacinto Manor                    LO(47)/Defeasance(69)/Free(4)         07/31/03      08/01/03     04/30/09
  262       AMCC      Maywood Retail Center                LO(36)/Defeasance(80)/Free(4)         06/30/04      07/01/04     02/28/11
  263       GCFP      Lamps Plus                           LO(28)/Defeasance(88)/Free(4)         07/31/03      08/01/03     11/30/10
  264       AMCC      Jackson Square Apartments            LO(36)/Defeasance(80)/Free(4)         03/31/04      04/01/04     11/30/10
  265       AMCC      Comcast Facility                     LO(60)/Defeasance(56)/Free(4)         12/31/05      01/01/06     08/31/10
  266       AMCC      Montlimar Square Office Building     LO(36)/Defeasance(80)/Free(4)         02/29/04      03/01/04     10/31/10
  267       GCFP      5th Street Center                    LO(30)/Defeasance(86)/Free(4)         07/31/03      08/01/03     09/30/10
  268       AMCC      Grant Road Place                     LO(59)/Grtr1%UPBorYM(58)/Free(3)      01/31/04        NAP          NAP
  269       GCFP      4101 Calloway Drive                  LO(59)/Grtr1%UPBorYM(57)/Free(4)      03/31/06        NAP          NAP
  270       AMCC      2201-2221 Hillside Avenue            LO(59)/Grtr1%UPBorYM(175)/Free(6)     09/30/03        NAP          NAP
  271       AMCC      10200 Riverside Drive Office         LO(59)/Grtr1%UPBorYM(177)/Free(4)     08/31/03        NAP          NAP
                      Building
  272       GCFP      Market Street Apartments             LO(27)/Defeasance(89)/Free(4)         07/31/03      08/01/03     12/31/10
  273       AMCC      Exxon/ IHOP                          LO(59)/Grtr1%UPBorYM(175)/Free(6)     08/31/03        NAP          NAP
  274       AMCC      Glenwood Plaza                       LO(38)/Grtr1%UPBorYM(57)/Free(4)      09/30/03        NAP          NAP
  275       AMCC      Oceanside Industrial                 LO(59)/Grtr1%UPBorYM(175)/Free(6)     09/30/03        NAP          NAP
  276       AMCC      Jewell Street Apartments             LO(59)/Grtr1%UPBorYM(58)/Free(3)      07/31/03        NAP          NAP
  277       AMCC      Yellowstone Shopping Center          LO(59)/Grtr1%UPBorYM(57)/Free(4)      10/31/03        NAP          NAP
  278       AMCC      Panther Square                       LO(38)/Grtr1%UPBorYM(57)/Free(4)      09/30/03        NAP          NAP
  279       AMCC      Goose Creek Shopping Center          LO(60)/Grtr1%UPBorYM(53)/Free(7)      07/31/03        NAP          NAP
  280       AMCC      La Sabre Apartments                  LO(59)/Grtr1%UPBorYM(58)/Free(3)      09/30/03        NAP          NAP
  281       AMCC      Forrest Court Apartments             LO(59)/Grtr1%UPBorYM(114)/Free(7)     06/30/03        NAP          NAP
  282       AMCC      Hampton Court Apartments             LO(59)/Grtr1%UPBorYM(105)/Free(4)     04/30/04        NAP          NAP
  283       AMCC      Sierra Vista CSK Store               LO(59)/Grtr1%UPBorYM(141)/Free(4)     07/31/04        NAP          NAP

                                                                                                    YIELD
                                                                                                 MAINTENANCE
                       YIELD       YIELD                                                        INTEREST RATE
                      MAINTEN-    MAINTEN-    PREPAY-      PREPAY-      YIELD         YIELD     CONVERTED TO          YIELD
          MORTGAGE      ANCE        ANCE       MENT         MENT     MAINTENANCE   MAINTENANCE     MONTHLY         MAINTENANCE
CONTROL     LOAN       PERIOD      PERIOD     PENALTY      PENALTY   CALCULATION    INTEREST       MORTGAGE       INTEREST RATE
NUMBER     SELLER    START DATE   END DATE   START DATE   END DATE      METHOD        RATE          RATE          REFERENCE DATE
------------------------------------------------------------------------------------------------------------------------------------
  165       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP

  229       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  230       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  231       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  232       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  233       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  234       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  235       GCFP      03/01/06     11/30/10      NAP         NAP        Type 1    Treasury Flat      Yes             Maturity
  236       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  237       GCFP      01/01/06     09/30/10      NAP         NAP        Type 1    Treasury Flat      Yes             Maturity
  238       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP

  239       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  240       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  241       AMCC      10/01/03     12/31/05      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life

  242       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  243       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  244       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
------------------------------------------------------------------------------------------------------------------------------------
  245       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  245a
  245b
------------------------------------------------------------------------------------------------------------------------------------
  246       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  247       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  248       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  249       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  250       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  251       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  252       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  253       SBRC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  254       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP

  255       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  256       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  257       AMCC      10/01/03     06/30/08      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  258       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  259       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  260       AMCC      08/01/03     01/31/18      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  261       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  262       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  263       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  264       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  265       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  266       AMCC         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  267       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  268       AMCC      02/01/04     11/30/08      NAP         NAP        Type 3    Treasury Flat      Yes             Maturity
  269       GCFP      04/01/06     12/31/10      NAP         NAP        Type 1    Treasury Flat      Yes             Maturity
  270       AMCC      10/01/03     04/30/18      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  271       AMCC      09/01/03     05/31/18      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life

  272       GCFP         NAP         NAP         NAP         NAP         NAP           NAP           NAP               NAP
  273       AMCC      09/01/03     03/31/18      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  274       AMCC      10/01/03     06/30/08      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  275       AMCC      10/01/03     04/30/18      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  276       AMCC      08/01/03     05/31/08      NAP         NAP        Type 3    Treasury Flat      Yes             Maturity
  277       AMCC      11/01/03     07/31/08      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  278       AMCC      10/01/03     06/30/08      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  279       AMCC      08/01/03     12/31/07      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  280       AMCC      10/01/03     07/31/08      NAP         NAP        Type 3    Treasury Flat      Yes             Maturity
  281       AMCC      07/01/03     12/31/12      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  282       AMCC      05/01/04     01/31/13      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life
  283       AMCC      08/01/04     04/30/16      NAP         NAP        Type 2    Treasury Flat      No        Weighted Average Life

                   MORTGAGED REAL PROPERTY TENANCY INFORMATION

CONTROL    MORTGAGE                                                       OCCUPANCY  OCCUPANCY AS
NUMBER   LOAN SELLER    LOAN / PROPERTY NAME                             PERCENTAGE    OF DATE
---------------------------------------------------------------------------------------------------
  101        SBRC       Atrium at Highpoint                                 100%      02/01/01
  102        GCFP       Van Ness Post Centre                                100%      03/28/01
  103        GCFP       90 William Street                                    91%      03/14/01
  104        GCFP       Ironwood Apartments                                  95%      01/18/01
  105        AMCC       Savi Ranch Center                                   100%      02/08/01
  106        GCFP       Union Square Marketplace Shopping Center             95%      01/12/01
  107        GCFP       Sterling Plaza Shopping Center                       94%      03/14/01
  108        GCFP       Metro Park                                          100%      01/12/01
  109        SBRC       Plaza Gardens                                        96%      06/18/01
  110        AMCC       400 Valley Road                                      90%      02/01/01
  111        GCFP       Greenhouse Marketplace Shopping Center              100%      03/13/01
  112        AMCC       Dry Creek Medical Office Building                    93%      05/07/01
  113        SBRC       Summit Ridge Business Park                          100%      01/25/01
  114        AMCC       Fenton Marketplace                                   99%      04/02/01
  115        SBRC       Crossroads Shopping Center                          100%      02/28/01
  116        SBRC       Westford Technology Park II                         100%      01/31/01
  117        GCFP       Telephone Road Plaza                                 97%      03/08/01
  118        SBRC       95 Metcalf Square                                    93%      04/04/01
  119        SBRC       The Corporate Forum                                  98%      02/01/01
  120        SBRC       Coral Palm Plaza                                     96%      03/31/01
  121        SBRC       Shaker Square Shopping Center                       100%      11/20/00
  122        AMCC       Tucker Pointe Townhomes                              94%      02/14/01
  123        SBRC       Peninsula Storage Center                             96%      11/26/00
  124        GCFP       Washington Corners                                  100%      12/31/00
  125        GCFP       Parkwood Plaza Shopping Center                       96%      03/01/01
  126        SBRC       Bent Tree Apartments                                 94%      06/05/01
  127        GCFP       Quail Run                                           100%      01/16/01
  128        SBRC       1050 Wall Street West                               100%      10/19/00
  129        SBRC       Shadow Ridge Apartments                              98%      09/01/00
  130        SBRC       270 Billerica Road                                  100%      01/01/01
  131        SBRC       Regency Park Plaza                                  100%      03/26/01
  132        SBRC       Farm Glen Executive Park                             98%      08/31/00
  133        GCFP       Vineyard Shopping Center                             95%      03/01/01
  134        SBRC       Annandale Gardens                                    93%      12/20/00
  135        GCFP       Westfield Stop & Shop                               100%      11/15/00
  136        GCFP       La Paz Shopping Center                               94%      12/31/00
  137        GCFP       Midway Plaza                                        100%      12/01/00
  138        GCFP       4455-4461 West Vine Street                          100%      12/18/00
  139        GCFP       6600-6602 International Drive                       100%      12/01/00
  140        GCFP       390 North Moorpark Road                             100%      03/31/01
  141        SBRC       Bowles Village Shopping Center                       99%      02/01/01
  142        SBRC       Orchard Hardware Plaza                               93%      09/22/00
  143        SBRC       Waldbaums Supermarket (A&P) - Lindenhurst, NY       100%      02/13/01
  144        SBRC       6820 Shingle Creek Parkway                          100%      12/13/00
  145        SBRC       6840 Shingle Creek Parkway                          100%      11/14/00
  146        SBRC       Long Beach Corporate Square                          95%      10/27/00
  147        GCFP       125 Middlesex Turnpike                              100%      01/01/01
  148        SBRC       Regents Walk                                         95%      12/31/00
  149        SBRC       Waldbaums Supermarket (A&P) - Huntington, NY        100%      02/13/01
  150        SBRC       The Promenade Building                               99%      01/15/01
  151        SBRC       Mitchell Lofts                                       94%      11/27/00
  152        GCFP       1212 Boston Post Road                               100%      12/31/00
  153        AMCC       Savon Drug & Office Depot                           100%      01/03/01
  154        SBRC       Landmark Entertainment Building                     100%      05/15/00
  155        AMCC       Hacienda Vallecitos Senior                          100%      03/08/01
                        Apartments
  156        SBRC       A&P Supermarket - Howard                            100%      02/14/01
                        Beach, NY
  157        SBRC       Maxwell Village Shopping Center                      99%      02/13/01
  158        AMCC       Downtowner Office Building                           97%      02/12/01
  159        SBRC       Woodview Apartments                                  99%      11/27/00
  160        SBRC       275 Dan Road                                        100%      11/01/00
  161        SBRC       Los Gatos Professional Building                     100%      02/01/00
  162        GCFP       Candlewood Suites - Dallas Market Center             70%      12/31/00
  163        SBRC       Shady Oak I                                         100%      11/14/00
  164        SBRC       Golden Valley II                                    100%      11/14/00

                                                                                                     LARGEST
                                                                                                      MAJOR
                                                                                LARGEST   LARGEST     TENANT
                                                                                 MAJOR     MAJOR      LEASE
CONTROL    MORTGAGE                                                              TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER    LARGEST MAJOR TENANT                                      NRSF     NRSF%       DATE
-----------------------------------------------------------------------------------------------------------------
  101        SBRC       GTE                                                     210,436      99%     12/31/04
  102        GCFP       24 Hour Fitness                                          44,165      41%     12/31/10
  103        GCFP       Old Republic RE, Inc.                                    11,222       6%     06/30/05
  104        GCFP       NAP                                                         NAP      NAP          NAP
  105        AMCC       Chick's Sporting Goods                                   50,000      33%     01/31/20
  106        GCFP       Safeway Inc.                                             52,805      28%     10/31/09
  107        GCFP       Safeway Inc.                                             55,256      36%     01/31/26
  108        GCFP       General Services Administration                          76,581      59%     11/30/10
  109        SBRC       NAP                                                         NAP      NAP          NAP
  110        AMCC       Software Associates                                      52,097      40%     04/30/05
  111        GCFP        MacFrugals                                              30,000      29%     11/01/10
  112        AMCC       Dry Creek Surgery Center LLC                             20,046      26%     05/31/15
  113        SBRC       VA Linux                                                 39,010      29%     10/31/05
  114        AMCC       Sprint PCS                                                5,206      10%     02/28/06
  115        SBRC       Ames Realty II, Inc.                                     82,205      42%     01/31/14
  116        SBRC       ENSR Corporation                                         88,290      84%     12/14/10
  117        GCFP       Mann's Buenaventura 6 Theatre                            22,644      19%     06/30/05
  118        SBRC       Sprint Communications                                    85,251      55%     05/31/03
  119        SBRC       Homeowners Loan Corporation                              24,496      13%     02/28/04
  120        SBRC       Big Lots                                                 22,500      17%     01/31/06
  121        SBRC       Nob Hill/Raley's                                         51,609      67%     01/04/19
  122        AMCC       NAP                                                         NAP      NAP          NAP
  123        SBRC       NAP                                                         NAP      NAP          NAP
  124        GCFP       Barnes & Noble                                           24,165      40%     01/31/14
  125        GCFP       George Brown Fitness Plus, Inc.                          28,288      36%     06/05/15
  126        SBRC       NAP                                                         NAP      NAP          NAP
  127        GCFP       NAP                                                         NAP      NAP          NAP
  128        SBRC       Memorial Sloan Kettering                                 44,116      36%     03/31/06
  129        SBRC       NAP                                                         NAP      NAP          NAP
  130        SBRC       Cadence Design Systems                                  100,000      100%    02/28/05
  131        SBRC       Ralphs Stores #999                                       49,492      56%     02/28/10
  132        SBRC       Travelers Insurance Company                              90,000      76%     12/31/02
  133        GCFP       K-Mart                                                   94,521      62%     04/30/25
  134        SBRC       NAP                                                         NAP      NAP          NAP
  135        GCFP       Stop & Shop Supermarket                                  66,272      100%    09/30/20
  136        GCFP       24 Hour Fitness                                          18,000      21%     12/31/06
  137        GCFP       Frogger's Grill and Bar                                   6,961      24%     05/31/10
  138        GCFP       $1.99 Outlet, Inc.                                        3,484      29%     12/31/04
  139        GCFP       Payless Shoesource, Inc.                                  3,643      78%     07/31/06
  140        GCFP       Best Buy                                                 58,420      100%    09/27/16
  141        SBRC       Bed Bath & Beyond                                        35,000      40%     01/31/10
  142        SBRC       Orchard Supply Hardware                                  52,348      36%     04/18/17
  143        SBRC       The Great Atlantic & Pacific Tea Company, Inc. (A&P)     59,607      100%    02/28/21
  144        SBRC       Star Exhibits                                           103,282      71%     07/31/02
  145        SBRC       Packaging Plus, Inc.                                     66,831      59%     12/31/03
  146        SBRC       State of CA (various)                                    49,754      52%     04/30/02
  147        GCFP       Pre-Owned Electronics                                   147,000      100%    12/01/06
  148        SBRC       NAP                                                         NAP      NAP          NAP
  149        SBRC       Waldbaums (A&P)                                          45,722      100%    02/28/21
  150        SBRC       Regents of the University of California                  18,370      43%     12/31/04
  151        SBRC       NAP                                                         NAP      NAP          NAP
  152        GCFP       Bed Bath & Beyond                                        44,100      74%     01/31/14
  153        AMCC       Office Depot                                             27,600      64%     11/18/15
  154        SBRC       Landmark Entertainment Group                             39,100      100%    07/31/20
  155        AMCC       NAP                                                         NAP      NAP          NAP

  156        SBRC       Waldbaums (A&P)                                          33,904      100%    02/28/21

  157        SBRC       Albertson's Inc.                                         34,553      35%     06/01/09
  158        AMCC       Inchcape Shipping Services                               40,800      76%     08/31/10
  159        SBRC       NAP                                                         NAP      NAP          NAP
  160        SBRC       Stream International Services Corp.                      99,869      100%    01/31/05
  161        SBRC       Age Defying Dermatology                                   9,720      30%     09/26/06
  162        GCFP       NAP                                                         NAP      NAP          NAP
  163        SBRC       Banta Information Services Group                         83,565      93%     10/31/03
  164        SBRC       Second Harvest Food Bank                                 26,730      28%     12/31/02

                                                                                       SECOND
                                                                                      LARGEST
                                                                  SECOND    SECOND      MAJOR
                                                                 LARGEST   LARGEST     TENANT
                                                                  MAJOR     MAJOR      LEASE
CONTROL    MORTGAGE                                               TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER   SECOND LARGEST MAJOR                        NRSF      NRSF%      DATE
-------------------------------------------------------------------------------------------------
  101        SBRC      Highpoint Eatery                            1,675       1%     09/30/02
  102        GCFP      Circuit City                               32,974      30%     01/31/10
  103        GCFP      Site 59                                    11,206       6%     11/09/05
  104        GCFP      NAP                                           NAP      NAP          NAP
  105        AMCC      Bed Bath & Beyond                          43,137      29%     01/31/15
  106        GCFP      Thrifty Payless, Inc.                      31,635      17%     01/31/15
  107        GCFP      Minnesota Fabrics                          13,060       9%     03/31/02
  108        GCFP      SAIC                                       43,778      34%     09/30/05
  109        SBRC      NAP                                           NAP      NAP          NAP
  110        AMCC      Quality Systems & Software                 28,571      22%     10/31/07
  111        GCFP      Hometown Buffet                            10,460      10%     12/01/10
  112        AMCC      Sexton & Aragon, P.C.                       6,448       8%     06/30/15
  113        SBRC      Starkey Laboratories                       34,896      26%     09/30/05
  114        AMCC      Arizona Leather Company                     4,500       9%     10/31/05
  115        SBRC      Bob's Stores                               40,000      20%     01/31/06
  116        SBRC      Agilent Technologies, Inc.                 16,500      16%     12/14/05
  117        GCFP      Chuck E. Cheese                            13,000      11%     04/30/05
  118        SBRC      Houstons Restaurant                         7,400       5%     12/30/04
  119        SBRC      LecStar Communications                     16,883       9%     02/01/05
  120        SBRC      Michaels Stores, Inc.                      20,000      15%     02/28/05
  121        SBRC      Blockbuster Video                           4,000       5%     09/21/05
  122        AMCC      NAP                                           NAP      NAP          NAP
  123        SBRC      NAP                                           NAP      NAP          NAP
  124        GCFP      Restoration Hardware                       11,375      19%     01/31/14
  125        GCFP      Old Doc's Liquor                            8,400      11%     10/31/08
  126        SBRC      NAP                                           NAP      NAP          NAP
  127        GCFP      NAP                                           NAP      NAP          NAP
  128        SBRC      HUB City New York New Jersey               10,848       9%     06/30/02
  129        SBRC      NAP                                           NAP      NAP          NAP
  130        SBRC      NAP                                           NAP      NAP          NAP
  131        SBRC      Hollywood Video                             5,211       6%     04/30/04
  132        SBRC      Continental Casualty Company               17,182      14%     01/31/03
  133        GCFP      McCalou's                                  15,180      10%     12/31/05
  134        SBRC      NAP                                           NAP      NAP          NAP
  135        GCFP      NAP                                           NAP      NAP          NAP
  136        GCFP      County of Orange                           15,351      18%     10/31/09
  137        GCFP      Gifts 4 - Less, Inc.                        6,200      21%     06/30/08
  138        GCFP      Payless Shoesource, Inc.                    3,361      28%     10/31/06
  139        GCFP      Island One, Inc.                            1,020      22%     07/31/06
  140        GCFP      NAP                                           NAP      NAP          NAP
  141        SBRC      Krause's Custom Crafted Furniture          11,975      14%     03/31/09
  142        SBRC      R. Cucamonga Redevelopment                 35,907      25%     12/31/17
  143        SBRC      NAP                                           NAP      NAP          NAP
  144        SBRC      Paragon Forms                              38,704      26%     09/30/04
  145        SBRC      Star Exhibits                              16,545      15%          MTM
  146        SBRC      Borg Warner Protective                      5,200       5%     10/31/04
  147        GCFP      NAP                                           NAP      NAP          NAP
  148        SBRC      NAP                                           NAP      NAP          NAP
  149        SBRC      NAP                                           NAP      NAP          NAP
  150        SBRC      California Department of Rehabilitation     5,001      12%     05/31/02
  151        SBRC      NAP                                           NAP      NAP          NAP
  152        GCFP      Old Navy                                   15,100      26%     11/30/03
  153        AMCC      Sav-on                                     15,251      36%     11/01/20
  154        SBRC      NAP                                           NAP      NAP          NAP
  155        AMCC      NAP                                           NAP      NAP          NAP

  156        SBRC      NAP                                           NAP      NAP          NAP

  157        SBRC      Rite Aid                                   23,218      24%     02/01/14
  158        AMCC      Gleason & Associates                        6,600      12%     12/31/05
  159        SBRC      NAP                                           NAP      NAP          NAP
  160        SBRC      NAP                                           NAP      NAP          NAP
  161        SBRC      West Valley Surgery Center                  5,003      15%     09/26/06
  162        GCFP      NAP                                           NAP      NAP          NAP
  163        SBRC      Colorspan Corporation/LaserMaster           6,435       7%     03/31/03
  164        SBRC      Franklin Press                             22,440      24%     10/31/02

                                                                               THIRD
                                                                              LARGEST
                                                          THIRD     THIRD      MAJOR
                                                         LARGEST   LARGEST    TENANT
                                                           MAJOR     MAJOR     LEASE
CONTROL    MORTGAGE                                       TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER   THIRD LARGEST MAJOR                 NRSF      NRSF%      DATE
--------------------------------------------------------------------------------------
  101        SBRC      NAP                                   NAP      NAP         NAP
  102        GCFP      NAP                                   NAP      NAP         NAP
  103        GCFP      NAP                                   NAP      NAP         NAP
  104        GCFP      NAP                                   NAP      NAP         NAP
  105        AMCC      Michaels #2058                     23,923      16%    09/30/10
  106        GCFP      NAP                                   NAP      NAP         NAP
  107        GCFP      NAP                                   NAP      NAP         NAP
  108        GCFP      NAP                                   NAP      NAP         NAP
  109        SBRC      NAP                                   NAP      NAP         NAP
  110        AMCC      Samsung Electronics America        17,524      13%    03/15/06
  111        GCFP      NAP                                   NAP      NAP         NAP
  112        AMCC      NAP                                   NAP      NAP         NAP
  113        SBRC      Card Guard                         24,766      19%    01/14/06
  114        AMCC      NAP                                   NAP      NAP         NAP
  115        SBRC      Interstate Connecticut             23,800      12%    12/31/07
  116        SBRC      NAP                                   NAP      NAP         NAP
  117        GCFP      NAP                                   NAP      NAP         NAP
  118        SBRC      NAP                                   NAP      NAP         NAP
  119        SBRC      NAP                                   NAP      NAP         NAP
  120        SBRC      Grand China Buffet                 14,000      10%    04/10/10
  121        SBRC      NAP                                   NAP      NAP         NAP
  122        AMCC      NAP                                   NAP      NAP         NAP
  123        SBRC      NAP                                   NAP      NAP         NAP
  124        GCFP      NAP                                   NAP      NAP         NAP
  125        GCFP      NAP                                   NAP      NAP         NAP
  126        SBRC      NAP                                   NAP      NAP         NAP
  127        GCFP      NAP                                   NAP      NAP         NAP
  128        SBRC      NAP                                   NAP      NAP         NAP
  129        SBRC      NAP                                   NAP      NAP         NAP
  130        SBRC      NAP                                   NAP      NAP         NAP
  131        SBRC      NAP                                   NAP      NAP         NAP
  132        SBRC      NAP                                   NAP      NAP         NAP
  133        GCFP      NAP                                   NAP      NAP         NAP
  134        SBRC      NAP                                   NAP      NAP         NAP
  135        GCFP      NAP                                   NAP      NAP         NAP
  136        GCFP      Jo-Ann Stores, Inc.                10,414      12%    08/31/05
  137        GCFP      Denny's                             5,166      18%    01/31/19
  138        GCFP      One Price Clothing Stores, Inc.     3,200      26%    06/30/07
  139        GCFP      NAP                                   NAP      NAP         NAP
  140        GCFP      NAP                                   NAP      NAP         NAP
  141        SBRC      NAP                                   NAP      NAP         NAP
  142        SBRC      NAP                                   NAP      NAP         NAP
  143        SBRC      NAP                                   NAP      NAP         NAP
  144        SBRC      NAP                                   NAP      NAP         NAP
  145        SBRC      NAP                                   NAP      NAP         NAP
  146        SBRC      NAP                                   NAP      NAP         NAP
  147        GCFP      NAP                                   NAP      NAP         NAP
  148        SBRC      NAP                                   NAP      NAP         NAP
  149        SBRC      NAP                                   NAP      NAP         NAP
  150        SBRC      NAP                                   NAP      NAP         NAP
  151        SBRC      NAP                                   NAP      NAP         NAP
  152        GCFP      NAP                                   NAP      NAP         NAP
  153        AMCC      NAP                                   NAP      NAP         NAP
  154        SBRC      NAP                                   NAP      NAP         NAP
  155        AMCC      NAP                                   NAP      NAP         NAP

  156        SBRC      NAP                                   NAP      NAP         NAP

  157        SBRC      NAP                                   NAP      NAP         NAP
  158        AMCC      NAP                                   NAP      NAP         NAP
  159        SBRC      NAP                                   NAP      NAP         NAP
  160        SBRC      NAP                                   NAP      NAP         NAP
  161        SBRC      San Jose Cardiac Surgery Group      4,448      14%    09/26/06
  162        GCFP      NAP                                   NAP      NAP         NAP
  163        SBRC      NAP                                   NAP      NAP         NAP
  164        SBRC      SchuMarketing Associates           19,050      20%    09/30/01

                   MORTGAGED REAL PROPERTY TENANCY INFORMATION

CONTROL    MORTGAGE                                                       OCCUPANCY  OCCUPANCY AS
NUMBER   LOAN SELLER    LOAN / PROPERTY NAME                             PERCENTAGE    OF DATE
---------------------------------------------------------------------------------------------------
  165        SBRC       A&P Supermarket - Silver Spring                     100%      02/13/01
  166        GCFP       Mountain View Plaza                                  98%      03/04/01
  167        GCFP       Crowne Plaza Dayton                                  55%      12/31/00
  168        SBRC       764 Miami Circle                                     91%      11/01/00
  169        SBRC       Sagepointe Center                                   100%      11/20/00
  170        SBRC       705 Westech Office Building                         100%      12/14/00
  171        SBRC       A&P Supermarket - Hoboken, NJ                       100%      02/13/01
  172        GCFP       Century Office Building                              94%      04/16/01
  173        SBRC       2282-2286 Broadway                                  100%      02/01/01
  174        GCFP       EXECUCENTER                                          89%      03/01/01
  175        SBRC       Sheridan Park Apartments                             99%      01/23/01
  176        AMCC       Gart Sports                                         100%      12/31/00
  177        AMCC       Park Place Apartments                                93%      10/01/00
  178        AMCC       Hilby Station Apartments                             94%      03/31/01
  179        SBRC       11511 Katy Freeway                                   90%      04/01/01
  180        SBRC       PharmaResearch Office Building                       93%      01/22/01
  181        SBRC       151 West Street                                     100%      12/01/00
  182        AMCC       Rivercrest Apartments                                97%      12/13/00
  183        SBRC       Sunrise Pointe Apartments                            94%      12/01/00
  184        AMCC       Cascade Woods Apartments                             99%      02/06/01
  185        SBRC       Fresh Fields Supermarket (A&P) - Ocean City, NJ     100%      02/13/01
  186        SBRC       Deer Valley Marketplace                              96%      08/31/00
  187        AMCC       Best Buy - Jacksonville                             100%      07/05/00
  188        SBRC       Wilburton Office Building                           100%      12/31/00
  189        GCFP       North Melrose Self Storage                           74%      02/28/01
  190        GCFP       Menlo Office Buildings                              100%      12/31/00
  191        AMCC       Amber Fields Apartments                              98%      04/01/01
  192        AMCC       Reservoir Distribution Center                       100%      11/28/00
  193        AMCC       Rancho San Diego Business Park                      100%      04/01/01
  194        SBRC       Foxborough Business Park                             87%      10/02/00
  195        SBRC       1178 Sonora Court                                   100%      01/12/01
  196        AMCC       Sandia Plaza                                        100%      12/31/00
  197        GCFP       Madison Crossing Shopping Center                     97%      01/31/01
  198        GCFP       645-655 Massachusetts Avenue,                       100%      12/31/00
                        10-50 Prospect Street, and
                        112-116 Bishop Allen Drive
  199        GCFP       Gateway Business Park Building D                    100%      03/14/01
  200        SBRC       Woodside Park Apartments                            100%      03/08/01
  201        AMCC       1400 Manhattan Warehouse Building                   100%      02/01/01
  202        SBRC       Nashville Commons Shopping Center                   100%      12/01/00
  203        SBRC       10 Talcott Notch                                    100%      09/30/00
  204        GCFP       Cherry Creek 24 Hour Fitness Facility               100%      02/13/01
  205        GCFP       Raymour & Flanigan Shopping Center                   95%      03/15/01
  206        GCFP       33 Las Colinas Lane                                 100%      03/21/01
  207        SBRC       Village Crossing Shopping Center                     94%      11/09/00
  208        GCFP       4015 Medina Road                                    100%      03/31/01
  209        SBRC       34-40 West 65th Street                               98%      11/01/00
  210        GCFP       7930 Belt Line Road                                 100%      01/01/01
  211        AMCC       Hempstead Distribution Center                       100%      12/31/00
  212        SBRC       Crossroads West Apartments                           94%      02/28/01
  213        SBRC       Hilltop Apartments                                   94%      01/31/01
  214        GCFP       Ramada Limited - Northville                          51%      12/31/00
  215        SBRC       Woodcrest Mobile Home Estates                       100%      02/09/01
  216        SBRC       241 Peachtree Street                                100%      12/13/00
  217        SBRC       Tech Surgical Center                                100%      01/08/01
  218        SBRC       Waldbaums Supermarket (A&P) -                       100%      02/13/01
                        Valley Stream, NY
  219        AMCC       Center Trust Building                               100%      04/01/01
  220        GCFP       Summit Square Shopping Center                        95%      02/26/01
  221        SBRC       Marmalade Square Apartments                          96%      10/28/00
  222        GCFP       Livermore Gateway Business Park                     100%      12/20/00
  223        GCFP       668 Stillwater Avenue                               100%      03/31/01
  224        GCFP       Charleston Buffalo Plaza                            100%      01/01/01
  225        SBRC       Harbor Center                                        97%      10/19/00
  226        AMCC       Boise Cascade Building                              100%      01/30/01
  227        GCFP       5705 Johnston Street                                100%      01/01/01
  228        GCFP       11114-11120 West Broad Street                       100%      01/30/01


                                                                                                     LARGEST
                                                                                                      MAJOR
                                                                                LARGEST   LARGEST     TENANT
                                                                                 MAJOR     MAJOR      LEASE
CONTROL    MORTGAGE                                                              TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER    LARGEST MAJOR TENANT                                      NRSF     NRSF%       DATE
-----------------------------------------------------------------------------------------------------------------
  165        SBRC       The Great Atlantic & Pacific Tea Company, Inc. (A&P)     64,624      100%    02/28/21
  166        GCFP       Safeway Inc.                                             42,678      67%     02/09/19
  167        GCFP       NAP                                                         NAP      NAP          NAP
  168        SBRC       Avery Resources, Inc.                                     9,940      12%     12/31/05
  169        SBRC       Orchard Supply Hardware                                  58,059      57%     09/30/17
  170        SBRC       S1 Corporation                                           71,000      100%    10/01/06
  171        SBRC       The Great Atlantic & Pacific Tea Company, Inc. (A&P)     31,300      100%    02/28/21
  172        GCFP       Tecnomatix Technologies, Inc.                            15,950      34%     12/01/05
  173        SBRC       Liberty Travel, Inc.                                      1,230      24%     06/30/11
  174        GCFP       Travel Ins Services                                       6,624      12%     03/31/05
  175        SBRC       NAP                                                         NAP      NAP          NAP
  176        AMCC       Gart Sports                                              60,591      100%    01/31/15
  177        AMCC       NAP                                                         NAP      NAP          NAP
  178        AMCC       NAP                                                         NAP      NAP          NAP
  179        SBRC       Exmar Offshore                                            4,952       6%     04/30/01
  180        SBRC       PharmaResearch Corporation                               39,152      83%     09/30/10
  181        SBRC       MEGA                                                     10,204      28%     05/31/04
  182        AMCC       NAP                                                         NAP      NAP          NAP
  183        SBRC       NAP                                                         NAP      NAP          NAP
  184        AMCC       NAP                                                         NAP      NAP          NAP
  185        SBRC       The Great Atlantic & Pacific Tea Company, Inc. (A&P)     39,773      100%    02/28/21
  186        SBRC       Hi-Health                                                 5,900      18%     10/30/05
  187        AMCC       Best Buy                                                 45,914      100%    03/30/20
  188        SBRC       Polygon Northwest Company                                11,100      50%     06/30/14
  189        GCFP       NAP                                                         NAP      NAP          NAP
  190        GCFP       Investools, Inc.                                         10,361      43%     01/31/05
  191        AMCC       NAP                                                         NAP      NAP          NAP
  192        AMCC       Ethan Allen                                             110,250      100%    03/06/08
  193        AMCC       East Hills Christian Church                              38,463      46%     12/31/04
  194        SBRC       PrimeCare                                                33,275      26%     03/02/02
  195        SBRC       Novalux, Inc.                                            19,440      100%    03/31/03
  196        AMCC       Prudential H/S                                           37,100      54%     08/31/09
  197        GCFP       Bi-Lo                                                    41,423      65%     08/31/19
  198        GCFP       Yoshinoya, Inc.                                           7,445      28%     10/31/10


  199        GCFP       Global Cash Access, LLC                                  40,000      75%     05/14/11
  200        SBRC       NAP                                                         NAP      NAP          NAP
  201        AMCC       Springs Industries                                       54,644      60%     06/30/05
  202        SBRC       Food Lion                                                33,000      59%     12/01/18
  203        SBRC       Uconn Health Center (Ortho)                              15,709      32%     01/31/06
  204        GCFP       24 Hour Fitness                                          36,181      100%    04/06/20
  205        GCFP       Raymour & Flanigan                                       46,397      44%     03/14/14
  206        GCFP       Enhance, Inc.                                            18,803      100%    11/20/15
  207        SBRC       Weber IGA                                                27,975      66%     05/31/20
  208        GCFP       Barnes & Noble                                           30,000      100%    01/31/20
  209        SBRC       NAP                                                         NAP      NAP          NAP
  210        GCFP       Walgreen's                                               13,905      100%    07/31/60
  211        AMCC       Chem One Corporation                                     55,088      50%     05/31/04
  212        SBRC       NAP                                                         NAP      NAP          NAP
  213        SBRC       NAP                                                         NAP      NAP          NAP
  214        GCFP       NAP                                                         NAP      NAP          NAP
  215        SBRC       NAP                                                         NAP      NAP          NAP
  216        SBRC       GRASP, Inc.                                              19,594      68%     03/10/11
  217        SBRC       Tenaya Surgical Center                                    5,919      32%     02/18/15
  218        SBRC       The Great Atlantic & Pacific Tea Company, Inc. (A&P)     24,432      100%    02/28/21

  219        AMCC       Center Trust                                             19,560      100%    06/01/05
  220        GCFP       Old Chicago                                               6,864      23%     02/28/10
  221        SBRC       NAP                                                         NAP      NAP          NAP
  222        GCFP       MS Carita                                                27,648      59%     03/31/10
  223        GCFP       Circuit City                                             29,129      100%    06/30/22
  224        GCFP       Sunshine Floor Company                                    5,973      23%     08/14/03
  225        SBRC       Vantas                                                   12,578      25%     02/28/02
  226        AMCC       Boise Cascade Corporation                               125,496      100%    06/30/06
  227        GCFP       Barnes & Noble                                           30,000      100%    04/01/11
  228        GCFP       Pier 1 Imports                                           10,745      63%     07/31/10

                                                                                        SECOND
                                                                                       LARGEST
                                                                   SECOND    SECOND      MAJOR
                                                                  LARGEST   LARGEST     TENANT
                                                                   MAJOR     MAJOR      LEASE
CONTROL    MORTGAGE                                                TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER    SECOND LARGEST MAJOR                        NRSF      NRSF%      DATE
--------------------------------------------------------------------------------------------------
  165        SBRC       NAP                                           NAP      NAP          NAP
  166        GCFP       Blockbuster Video                           4,300       7%     05/31/04
  167        GCFP       NAP                                           NAP      NAP          NAP
  168        SBRC       International Granite & Marble              9,100      11%     08/31/03
  169        SBRC       Grocery Outlet                             16,520      16%     08/31/07
  170        SBRC       NAP                                           NAP      NAP          NAP
  171        SBRC       NAP                                           NAP      NAP          NAP
  172        GCFP       APL Logistics, Ltd.                         8,525      18%     06/01/06
  173        SBRC       P&C Restaurant Corp.                        1,200      23%     08/30/05
  174        GCFP       MarCole Enterprises                         4,941       9%     03/31/05
  175        SBRC       NAP                                           NAP      NAP          NAP
  176        AMCC       NAP                                           NAP      NAP          NAP
  177        AMCC       NAP                                           NAP      NAP          NAP
  178        AMCC       NAP                                           NAP      NAP          NAP
  179        SBRC       Vacek Law Offices                           4,749       6%     08/31/03
  180        SBRC       Bankers Life & Casualty                     4,866      10%     01/31/07
  181        SBRC       Board of Elections                          9,000      25%     05/16/09
  182        AMCC       NAP                                           NAP      NAP          NAP
  183        SBRC       NAP                                           NAP      NAP          NAP
  184        AMCC       NAP                                           NAP      NAP          NAP
  185        SBRC       NAP                                           NAP      NAP          NAP
  186        SBRC       Blockbuster Video                           4,500      14%     08/10/05
  187        AMCC       NAP                                           NAP      NAP          NAP
  188        SBRC       Lanier Worldwide, Inc.                      5,488      25%     08/31/06
  189        GCFP       NAP                                           NAP      NAP          NAP
  190        GCFP       Millennium Imaging Solutions, Inc.          8,123      34%     01/23/20
  191        AMCC       NAP                                           NAP      NAP          NAP
  192        AMCC       NAP                                           NAP      NAP          NAP
  193        AMCC       Professional's Choice                      28,432      34%     03/31/04
  194        SBRC       Hosanna Christian Church                    8,550       7%     01/31/04
  195        SBRC       NAP                                           NAP      NAP          NAP
  196        AMCC       Defined Fitness                            31,318      46%     08/31/09
  197        GCFP       Blockbuster Video                           4,803       8%     07/31/04
  198        GCFP       Wainright Bank                              2,600      10%     11/30/10


  199        GCFP       SITEL Corporation                          13,565      25%     04/30/06
  200        SBRC       NAP                                           NAP      NAP          NAP
  201        AMCC       Weyerhaeuser                               36,474      40%     05/14/01
  202        SBRC       Video Plaza                                 4,500       8%     04/30/02
  203        SBRC       PTSMA, Inc.                                11,709      24%     07/30/05
  204        GCFP       NAP                                           NAP      NAP          NAP
  205        GCFP       Consolidated Stores                        27,465      26%     01/31/06
  206        GCFP       NAP                                           NAP      NAP          NAP
  207        SBRC       It's Movie Time                             4,200      10%     07/31/03
  208        GCFP       NAP                                           NAP      NAP          NAP
  209        SBRC       NAP                                           NAP      NAP          NAP
  210        GCFP       NAP                                           NAP      NAP          NAP
  211        AMCC       International Granite & Marble             32,217      29%     05/31/09
  212        SBRC       NAP                                           NAP      NAP          NAP
  213        SBRC       NAP                                           NAP      NAP          NAP
  214        GCFP       NAP                                           NAP      NAP          NAP
  215        SBRC       NAP                                           NAP      NAP          NAP
  216        SBRC       First Union                                 5,983      21%     09/01/09
  217        SBRC       Dr. Johnnie Woodson                         3,672      20%     02/28/12
  218        SBRC       NAP                                           NAP      NAP          NAP

  219        AMCC       NAP                                           NAP      NAP          NAP
  220        GCFP       Ashley Lynn's Tanning                       4,072      14%     01/31/07
  221        SBRC       NAP                                           NAP      NAP          NAP
  222        GCFP       Allteq Industries                          11,591      25%     08/31/05
  223        GCFP       NAP                                           NAP      NAP          NAP
  224        GCFP       The Angel Store                             3,100      12%     07/01/01
  225        SBRC       National Media Inc.                        10,243      21%     08/31/01
  226        AMCC       NAP                                           NAP      NAP          NAP
  227        GCFP       NAP                                           NAP      NAP          NAP
  228        GCFP       Karen Eagle Bridal                          6,284      37%     01/31/08

                                                                                THIRD
                                                                               LARGEST
                                                           THIRD     THIRD      MAJOR
                                                          LARGEST   LARGEST    TENANT
                                                            MAJOR     MAJOR     LEASE
CONTROL    MORTGAGE                                        TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER    THIRD LARGEST MAJOR                 NRSF      NRSF%      DATE
---------------------------------------------------------------------------------------
  165        SBRC       NAP                                   NAP      NAP         NAP
  166        GCFP       NAP                                   NAP      NAP         NAP
  167        GCFP       NAP                                   NAP      NAP         NAP
  168        SBRC       NAP                                   NAP      NAP         NAP
  169        SBRC       NAP                                   NAP      NAP         NAP
  170        SBRC       NAP                                   NAP      NAP         NAP
  171        SBRC       NAP                                   NAP      NAP         NAP
  172        GCFP       Ellis-Don Michigan                  7,425      16%    03/01/08
  173        SBRC       Petca Corp                            850      16%    10/31/11
  174        GCFP       NAP                                   NAP      NAP         NAP
  175        SBRC       NAP                                   NAP      NAP         NAP
  176        AMCC       NAP                                   NAP      NAP         NAP
  177        AMCC       NAP                                   NAP      NAP         NAP
  178        AMCC       NAP                                   NAP      NAP         NAP
  179        SBRC       NAP                                   NAP      NAP         NAP
  180        SBRC       NAP                                   NAP      NAP         NAP
  181        SBRC       NAP                                   NAP      NAP         NAP
  182        AMCC       NAP                                   NAP      NAP         NAP
  183        SBRC       NAP                                   NAP      NAP         NAP
  184        AMCC       NAP                                   NAP      NAP         NAP
  185        SBRC       NAP                                   NAP      NAP         NAP
  186        SBRC       NAP                                   NAP      NAP         NAP
  187        AMCC       NAP                                   NAP      NAP         NAP
  188        SBRC       Parker Services, Inc.               2,950      13%    09/30/06
  189        GCFP       NAP                                   NAP      NAP         NAP
  190        GCFP       Second Foundation, Inc.             5,677      24%    08/31/03
  191        AMCC       NAP                                   NAP      NAP         NAP
  192        AMCC       NAP                                   NAP      NAP         NAP
  193        AMCC       Raphael's Inc.                     16,700      20%    10/31/03
  194        SBRC       NAP                                   NAP      NAP         NAP
  195        SBRC       NAP                                   NAP      NAP         NAP
  196        AMCC       NAP                                   NAP      NAP         NAP
  197        GCFP       NAP                                   NAP      NAP         NAP
  198        GCFP       NAP                                   NAP      NAP         NAP


  199        GCFP       NAP                                   NAP      NAP         NAP
  200        SBRC       NAP                                   NAP      NAP         NAP
  201        AMCC       NAP                                   NAP      NAP         NAP
  202        SBRC       NAP                                   NAP      NAP         NAP
  203        SBRC       North American Underwriters         9,048      19%    06/30/04
  204        GCFP       NAP                                   NAP      NAP         NAP
  205        GCFP       NAP                                   NAP      NAP         NAP
  206        GCFP       NAP                                   NAP      NAP         NAP
  207        SBRC       NAP                                   NAP      NAP         NAP
  208        GCFP       NAP                                   NAP      NAP         NAP
  209        SBRC       NAP                                   NAP      NAP         NAP
  210        GCFP       NAP                                   NAP      NAP         NAP
  211        AMCC       Power Telephone Supply Co          23,892      21%    05/31/05
  212        SBRC       NAP                                   NAP      NAP         NAP
  213        SBRC       NAP                                   NAP      NAP         NAP
  214        GCFP       NAP                                   NAP      NAP         NAP
  215        SBRC       NAP                                   NAP      NAP         NAP
  216        SBRC       NAP                                   NAP      NAP         NAP
  217        SBRC       Dr. Tyree Carr                      3,184      17%    02/28/10
  218        SBRC       NAP                                   NAP      NAP         NAP

  219        AMCC       NAP                                   NAP      NAP         NAP
  220        GCFP       Yakini Boy & Sushi Japan            3,561      12%    01/31/05
  221        SBRC       NAP                                   NAP      NAP         NAP
  222        GCFP       Builders Showcase Interiors         7,561      16%    03/31/07
  223        GCFP       NAP                                   NAP      NAP         NAP
  224        GCFP       Sylvan Learning Center              2,772      11%    01/31/05
  225        SBRC       Sonitrol Corporation                8,318      17%    05/31/04
  226        AMCC       NAP                                   NAP      NAP         NAP
  227        GCFP       NAP                                   NAP      NAP         NAP
  228        GCFP       NAP                                   NAP      NAP         NAP

                   MORTGAGED REAL PROPERTY TENANCY INFORMATION

CONTROL    MORTGAGE                                                       OCCUPANCY  OCCUPANCY AS
NUMBER   LOAN SELLER    LOAN / PROPERTY NAME                             PERCENTAGE    OF DATE
---------------------------------------------------------------------------------------------------
  229        SBRC       33 Upton Drive                                      100%      12/11/00
  230        SBRC       Park Villa Apartments                                93%      03/31/01
  231        GCFP       372 West Ontario Building                           100%      04/30/01
  232        SBRC       White Pine Shopping Center                           96%      04/17/01
  233        GCFP       Eckerd Drugstore                                    100%      03/08/01
  234        GCFP       Eckerd Waldorf                                      100%      02/20/01
  235        GCFP       1000 North Jefferson Street                         100%      01/31/01
  236        SBRC       Continental Apartments                               97%      02/23/01
  237        GCFP       7537 West Thomas Road                               100%      12/31/00
  238        AMCC       East Valley (aka Greenfield) Business Center         95%      04/01/01
  239        AMCC       Lanier Commons Shopping Center                      100%      01/26/01
  240        AMCC       Shawnee Medical Office                              100%      02/28/01
  241        AMCC       Stanwood/Camano Village                              92%      01/15/01
                        Professional Center
  242        AMCC       Office Depot                                        100%      12/12/00
  243        GCFP       100 DeVilbiss Drive                                 100%      03/12/01
  244        GCFP       Palm Crest Apartments                                95%      03/01/01
---------------------------------------------------------------------------------------------------
  245        GCFP       Newton & Wellesley Portfolio
  245a                  571 Washington Street                               100%      12/31/00
  245b                  739 Beacon Street                                   100%      12/31/00
---------------------------------------------------------------------------------------------------
  246        AMCC       Shelton Park Apartments                              99%      12/07/00
  247        SBRC       Tatum Ranch Center                                  100%      09/26/00
  248        GCFP       1516 East Bethany Home Road                         100%      03/30/01
  249        GCFP       Wynnton Apartments                                   90%      03/09/01
  250        GCFP       AA Access Self Storage                               82%      04/10/01
  251        AMCC       80 Smith Street                                     100%      02/14/01
  252        SBRC       Park at Palmdale                                    100%      12/31/00
  253        SBRC       302 West 12th Street                                100%      01/05/01
  254        GCFP       Ashley Diane and Woodlawn Apartments                 96%      03/01/01
  255        AMCC       Orangewood Industrial                               100%      01/31/01
  256        AMCC       Trace Creek Shopping Center                         100%      02/09/01
  257        AMCC       19 Industrial Avenue                                100%      04/20/01
  258        GCFP       2980 Northwest 74th Avenue                          100%      02/15/01
  259        GCFP       Baumann Industrial Plaza                            100%      11/09/00
  260        AMCC       Randall Ridge Apartments                             98%      02/28/01
  261        GCFP       San Jacinto Manor                                    91%      12/31/00
  262        AMCC       Maywood Retail Center                                96%      03/01/01
  263        GCFP       Lamps Plus                                          100%      03/12/01
  264        AMCC       Jackson Square Apartments                            92%      10/14/00
  265        AMCC       Comcast Facility                                    100%      10/11/00
  266        AMCC       Montlimar Square Office Building                    100%      11/08/00
  267        GCFP       5th Street Center                                    97%      02/26/01
  268        AMCC       Grant Road Place                                    100%      12/31/00
  269        GCFP       4101 Calloway Drive                                 100%      03/09/01
  270        AMCC       2201-2221 Hillside Avenue                           100%      12/31/00
  271        AMCC       10200 Riverside Drive Office Building                83%      02/01/01
  272        GCFP       Market Street Apartments                            100%      02/26/01
  273        AMCC       Exxon/ IHOP                                         100%      03/01/01
  274        AMCC       Glenwood Plaza                                       74%      02/28/01
  275        AMCC       Oceanside Industrial                                100%      04/23/01
  276        AMCC       Jewell Street Apartments                            100%      02/12/01
  277        AMCC       Yellowstone Shopping Center                         100%      03/23/01
  278        AMCC       Panther Square                                      100%      03/23/01
  279        AMCC       Goose Creek Shopping Center                          90%      12/31/00
  280        AMCC       La Sabre Apartments                                 100%      01/25/01
  281        AMCC       Forrest Court Apartments                            100%      02/28/01
  282        AMCC       Hampton Court Apartments                            100%      12/12/00
  283        AMCC       Sierra Vista CSK Store                              100%      01/31/01

                                                                                                     LARGEST
                                                                                                      MAJOR
                                                                                LARGEST   LARGEST     TENANT
                                                                                 MAJOR     MAJOR      LEASE
CONTROL    MORTGAGE                                                              TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER    LARGEST MAJOR TENANT                                      NRSF     NRSF%       DATE
----------------------------------------------------------------------------------------------------------------
  229        SBRC       Crimson Tech, Inc.                                       53,271      100%    05/08/10
  230        SBRC       NAP                                                         NAP      NAP          NAP
  231        GCFP       Seaton Corporation                                       20,826      52%     06/30/02
  232        SBRC       Food City / Food City Gas & Go                           35,576      68%     06/01/17
  233        GCFP       Eckerd Corporation                                       10,908      100%    04/25/20
  234        GCFP       Eckerd Corporation                                       10,908      100%    04/01/20
  235        GCFP       Walgreen's                                               15,120      100%    12/31/20
  236        SBRC       NAP                                                         NAP      NAP          NAP
  237        GCFP       Feet Center Inc. dba Just For Feet                       17,108      100%    08/10/19
  238        AMCC       Total Travel Management                                   5,021      20%     08/01/03
  239        AMCC       Food Lion                                                29,000      55%     03/08/16
  240        AMCC       Family Medicine Specialists                               9,400      35%     08/22/20
  241        AMCC       Psysiotherapy Assoc., Inc                                 2,450      12%     08/26/04

  242        AMCC       Office Depot                                             18,009      100%    10/26/15
  243        GCFP       Sunrise Medical, Inc.                                   155,227      100%    12/31/17
  244        GCFP       NAP                                                         NAP      NAP          NAP
----------------------------------------------------------------------------------------------------------------
  245        GCFP
  245a                  Fullerton, Locke & Lund                                   2,773      25%     12/31/03
  245b                  Bruegger's Bagels                                         2,000      62%     10/08/05
----------------------------------------------------------------------------------------------------------------
  246        AMCC       NAP                                                         NAP      NAP          NAP
  247        SBRC       Blockbuster Video                                         4,000      27%     06/30/07
  248        GCFP       Devenney Group                                           11,712      44%     09/30/05
  249        GCFP       NAP                                                         NAP      NAP          NAP
  250        GCFP       NAP                                                         NAP      NAP          NAP
  251        AMCC       DOF Holdings, LLC                                        16,444      41%     12/31/03
  252        SBRC       DES                                                      10,133      28%     03/31/05
  253        SBRC       Chase Manhattan Bank, N.A.                                3,600      71%     03/31/04
  254        GCFP       NAP                                                         NAP      NAP          NAP
  255        AMCC       Party Star                                                6,538      18%     08/01/03
  256        AMCC       Las Palmas #9                                             2,800      25%     02/28/06
  257        AMCC       Ikohe/Automan                                            29,265      58%     12/31/02
  258        GCFP       International Flower Exchange                            22,316      53%     11/14/15
  259        GCFP       Horizon Paint                                            24,022      80%     03/14/10
  260        AMCC       NAP                                                         NAP      NAP          NAP
  261        GCFP       NAP                                                         NAP      NAP          NAP
  262        AMCC       Wells Fargo                                               2,678      12%     04/30/01
  263        GCFP       Lamps Plus, Inc.                                         10,599      100%    12/31/05
  264        AMCC       NAP                                                         NAP      NAP          NAP
  265        AMCC       Comcast Cablevision                                      15,000      100%    10/14/15
  266        AMCC       HRH Insurance                                            10,300      53%     04/30/05
  267        GCFP       State of NV Employment Security                          13,680      19%     09/30/02
  268        AMCC       PVM                                                       2,874      15%     02/28/03
  269        GCFP       7 - Eleven                                                2,844      100%    12/31/15
  270        AMCC       Country Home                                              3,650      25%     04/30/02
  271        AMCC       Renaissance Entertainment LLC                             3,302      26%     12/31/02
  272        GCFP       NAP                                                         NAP      NAP          NAP
  273        AMCC       International House of Pancakes                          48,375      76%     12/31/13
  274        AMCC       Jiffy Lube International                                  1,856      20%     02/01/08
  275        AMCC       Nemesis Music                                            10,323      25%     06/30/03
  276        AMCC       NAP                                                         NAP      NAP          NAP
  277        AMCC       JoAnn's Fabrics                                          12,620      64%     10/14/10
  278        AMCC       Health South                                              2,800      28%     03/08/02
  279        AMCC       Blockbuster Video                                         6,400      52%     05/31/04
  280        AMCC       NAP                                                         NAP      NAP          NAP
  281        AMCC       NAP                                                         NAP      NAP          NAP
  282        AMCC       NAP                                                         NAP      NAP          NAP
  283        AMCC       Retail Auto Parts Store                                   7,034      100%    08/31/14

                                                                                         SECOND
                                                                                        LARGEST
                                                                    SECOND    SECOND      MAJOR
                                                                   LARGEST   LARGEST     TENANT
                                                                    MAJOR     MAJOR      LEASE
CONTROL    MORTGAGE                                                 TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER     SECOND LARGEST MAJOR                        NRSF      NRSF%      DATE
---------------------------------------------------------------------------------------------------
  229        SBRC        NAP                                           NAP      NAP          NAP
  230        SBRC        NAP                                           NAP      NAP          NAP
  231        GCFP        Rada Advertising                           10,547      27%     01/31/04
  232        SBRC        Family Dollar                               8,000      15%     06/01/07
  233        GCFP        NAP                                           NAP      NAP          NAP
  234        GCFP        NAP                                           NAP      NAP          NAP
  235        GCFP        NAP                                           NAP      NAP          NAP
  236        SBRC        NAP                                           NAP      NAP          NAP
  237        GCFP        NAP                                           NAP      NAP          NAP
  238        AMCC        Fidelity National Title Ins. Co.            3,531      14%     11/01/04
  239        AMCC        Jack Eckerd Corporation #2961               8,640      16%     03/16/11
  240        AMCC        Mission Hill                                7,970      30%     08/31/10
  241        AMCC        Windermere                                  1,625       8%     09/02/02

  242        AMCC        NAP                                           NAP      NAP          NAP
  243        GCFP        NAP                                           NAP      NAP          NAP
  244        GCFP        NAP                                           NAP      NAP          NAP
---------------------------------------------------------------------------------------------------
  245        GCFP
  245a                   Citizens Bank                               1,782      16%     05/31/04
  245b                   Motophoto                                   1,235      38%     01/31/06
---------------------------------------------------------------------------------------------------
  246        AMCC        NAP                                           NAP      NAP          NAP
  247        SBRC        Janson Cleaners                             2,000      13%     03/16/09
  248        GCFP        American Fin. Resources                     3,102      12%     04/30/02
  249        GCFP        NAP                                           NAP      NAP          NAP
  250        GCFP        NAP                                           NAP      NAP          NAP
  251        AMCC        Sharon's Sportswear                         8,240      20%     12/31/02
  252        SBRC        Allstate Appliance                          9,647      27%     07/31/02
  253        SBRC        Jackson Square Pharmacy                     1,026      20%     04/03/02
  254        GCFP        NAP                                           NAP      NAP          NAP
  255        AMCC        Sectran Armored Truck Services              6,538      18%     08/01/03
  256        AMCC        Executive Cleaners                          1,400      13%     08/31/05
  257        AMCC        KCI, Inc.                                   9,800      19%     09/30/03
  258        GCFP        Amaraflor International Corp.              20,000      47%     11/14/05
  259        GCFP        CRC Construction                            5,984      20%     07/31/13
  260        AMCC        NAP                                           NAP      NAP          NAP
  261        GCFP        NAP                                           NAP      NAP          NAP
  262        AMCC        7 - Eleven                                  2,560      12%     04/30/02
  263        GCFP        NAP                                           NAP      NAP          NAP
  264        AMCC        NAP                                           NAP      NAP          NAP
  265        AMCC        NAP                                           NAP      NAP          NAP
  266        AMCC        Alabama Psychiatric                         5,700      29%     08/31/04
  267        GCFP        Interstate Battery                          5,616       8%     06/30/01
  268        AMCC        Borden Sanderson                            2,000      11%     07/31/01
  269        GCFP        NAP                                           NAP      NAP          NAP
  270        AMCC        Jennifer Saver-Veterinary                   1,820      12%     10/31/09
  271        AMCC        Toluca Lake Chiropractic                    2,935      23%     05/31/06
  272        GCFP        NAP                                           NAP      NAP          NAP
  273        AMCC        Exxon Corporation                          15,625      24%     07/14/05
  274        AMCC        Glenwood Cleaners                           1,485      16%     01/31/03
  275        AMCC        Phoenix Corp.                               7,543      18%     09/30/02
  276        AMCC        NAP                                           NAP      NAP          NAP
  277        AMCC        Medical Mart                                6,030      30%     04/30/01
  278        AMCC        Market Place Escrow                         1,504      15%     10/31/02
  279        AMCC        Century 21 Homes                            3,600      29%     08/31/04
  280        AMCC        NAP                                           NAP      NAP          NAP
  281        AMCC        NAP                                           NAP      NAP          NAP
  282        AMCC        NAP                                           NAP      NAP          NAP
  283        AMCC        NAP                                           NAP      NAP          NAP

                                                                                   THIRD
                                                                                  LARGEST
                                                              THIRD     THIRD      MAJOR
                                                             LARGEST   LARGEST    TENANT
                                                               MAJOR     MAJOR     LEASE
CONTROL    MORTGAGE                                           TENANT    TENANT    MATURITY
NUMBER   LOAN SELLER       THIRD LARGEST MAJOR                 NRSF      NRSF%      DATE
------------------------------------------------------------------------------------------
  229        SBRC          NAP                                   NAP      NAP         NAP
  230        SBRC          NAP                                   NAP      NAP         NAP
  231        GCFP          NAP                                   NAP      NAP         NAP
  232        SBRC          NAP                                   NAP      NAP         NAP
  233        GCFP          NAP                                   NAP      NAP         NAP
  234        GCFP          NAP                                   NAP      NAP         NAP
  235        GCFP          NAP                                   NAP      NAP         NAP
  236        SBRC          NAP                                   NAP      NAP         NAP
  237        GCFP          NAP                                   NAP      NAP         NAP
  238        AMCC          Remax Power Realty                  3,335      13%    03/01/05
  239        AMCC          NAP                                   NAP      NAP         NAP
  240        AMCC          Precision Rehabilitation            3,442      13%    09/04/05
  241        AMCC          NAP                                   NAP      NAP         NAP

  242        AMCC          NAP                                   NAP      NAP         NAP
  243        GCFP          NAP                                   NAP      NAP         NAP
  244        GCFP          NAP                                   NAP      NAP         NAP
------------------------------------------------------------------------------------------
  245        GCFP
  245a                     Conover & Company                   1,526      14%    09/14/01
  245b                     NAP                                   NAP      NAP         NAP
------------------------------------------------------------------------------------------
  246        AMCC          NAP                                   NAP      NAP         NAP
  247        SBRC          Veterinarian                        2,000      13%    03/16/09
  248        GCFP          NAP                                   NAP      NAP         NAP
  249        GCFP          NAP                                   NAP      NAP         NAP
  250        GCFP          NAP                                   NAP      NAP         NAP
  251        AMCC          New York Dept. of Motor Vehicles    7,976      20%    08/31/08
  252        SBRC          Carondelet Health                   8,059      22%    08/31/03
  253        SBRC          NAP                                   NAP      NAP         NAP
  254        GCFP          NAP                                   NAP      NAP         NAP
  255        AMCC          Universal Valve                     4,161      11%    06/01/02
  256        AMCC          SunCom                              1,400      13%    09/30/03
  257        AMCC          RTW, Inc.                           5,700      11%    10/31/01
  258        GCFP          NAP                                   NAP      NAP         NAP
  259        GCFP          NAP                                   NAP      NAP         NAP
  260        AMCC          NAP                                   NAP      NAP         NAP
  261        GCFP          NAP                                   NAP      NAP         NAP
  262        AMCC          Latino Immigration/Tax Service      2,421      11%    08/31/01
  263        GCFP          NAP                                   NAP      NAP         NAP
  264        AMCC          NAP                                   NAP      NAP         NAP
  265        AMCC          NAP                                   NAP      NAP         NAP
  266        AMCC          Transcontinental Title              3,611      18%    12/31/01
  267        GCFP          NAP                                   NAP      NAP         NAP
  268        AMCC          NAP                                   NAP      NAP         NAP
  269        GCFP          NAP                                   NAP      NAP         NAP
  270        AMCC          Akane Japanese                      1,679      11%    08/01/08
  271        AMCC          Calico World LLC                    2,860      22%    12/31/02
  272        GCFP          NAP                                   NAP      NAP         NAP
  273        AMCC          NAP                                   NAP      NAP         NAP
  274        AMCC          Glenwood Video                      1,375      14%    03/31/03
  275        AMCC          Balady Int'l                        7,212      18%    11/30/04
  276        AMCC          NAP                                   NAP      NAP         NAP
  277        AMCC          NAP                                   NAP      NAP         NAP
  278        AMCC          Snoh. Fireplace                     1,288      13%    11/19/03
  279        AMCC          NAP                                   NAP      NAP         NAP
  280        AMCC          NAP                                   NAP      NAP         NAP
  281        AMCC          NAP                                   NAP      NAP         NAP
  282        AMCC          NAP                                   NAP      NAP         NAP
  283        AMCC          NAP                                   NAP      NAP         NAP

     MORTGAGED REAL PROPERTY 1998 AND 1999 HISTORICAL FINANCIAL INFORMATION

                                                                                   1998         1998 STATE-     1998 STATE-
 CONTROL     MORTGAGE                                                            STATEMENT      MENT NUMBER     MENT ENDING
 NUMBER     LOAN SELLER    LOAN/PROPERTY NAME                                      TYPE          OF MONTHS          DATE
---------------------------------------------------------------------------------------------------------------------------------
    101        SBRC        Atrium at Highpoint                                   Full Year           12           12/31/98
    102        GCFP        Van Ness Post Centre                                  Full Year           12           12/31/98
    103        GCFP        90 William Street                                     Full Year           12           12/31/98
    104        GCFP        Ironwood Apartments                                      UAV             UAV             UAV
    105        AMCC        Savi Ranch Center                                        UAV             UAV             UAV
    106        GCFP        Union Square Marketplace Shopping Center              Full Year           12           12/31/98
    107        GCFP        Sterling Plaza Shopping Center                        Full Year           12           12/31/98
    108        GCFP        Metro Park                                               UAV             UAV             UAV
    109        SBRC        Plaza Gardens                                            UAV             UAV             UAV
    110        AMCC        400 Valley Road                                          UAV             UAV             UAV
    111        GCFP        Greenhouse Marketplace Shopping Center                Full Year           12           12/31/98
    112        AMCC        Dry Creek Medical Office Building                        UAV             UAV             UAV
    113        SBRC        Summit Ridge Business Park                               UAV             UAV             UAV
    114        AMCC        Fenton Marketplace                                       UAV             UAV             UAV
    115        SBRC        Crossroads Shopping Center                            Full Year           12           12/31/98
    116        SBRC        Westford Technology Park II                              UAV             UAV             UAV
    117        GCFP        Telephone Road Plaza                                  Full Year           12           12/31/98
    118        SBRC        95 Metcalf Square                                     Full Year           12           12/31/98
    119        SBRC        The Corporate Forum                                   Full Year           12           12/31/98
    120        SBRC        Coral Palm Plaza                                         UAV             UAV             UAV
    121        SBRC        Shaker Square Shopping Center                            UAV             UAV             UAV
    122        AMCC        Tucker Pointe Townhomes                               Full Year           12           12/31/98
    123        SBRC        Peninsula Storage Center                                 UAV             UAV             UAV
    124        GCFP        Washington Corners                                       UAV             UAV             UAV
    125        GCFP        Parkwood Plaza Shopping Center                           UAV             UAV             UAV
    126        SBRC        Bent Tree Apartments                                  Full Year           12           12/31/98
    127        GCFP        Quail Run                                             Full Year           12           12/31/98
    128        SBRC        1050 Wall Street West                                 Full Year           12           12/31/98
    129        SBRC        Shadow Ridge Apartments                               Full Year           12           12/31/98
    130        SBRC        270 Billerica Road                                    Full Year           12           12/31/98
    131        SBRC        Regency Park Plaza                                    Full Year           12           12/31/98
    132        SBRC        Farm Glen Executive Park                              Full Year           12           12/31/98
    133        GCFP        Vineyard Shopping Center                                 UAV             UAV             UAV
    134        SBRC        Annandale Gardens                                        UAV             UAV             UAV
    135        GCFP        Westfield Stop & Shop                                    UAV             UAV             UAV
    136        GCFP        La Paz Shopping Center                                Full Year           12           12/31/98
    137        GCFP        Midway Plaza                                          Full Year           12           12/31/98
    138        GCFP        4455-4461 West Vine Street                            Full Year           12           12/31/98
    139        GCFP        6600-6602 International Drive                         Full Year           12           12/31/98
    140        GCFP        390 North Moorpark Road                                  UAV             UAV             UAV
    141        SBRC        Bowles Village Shopping Center                           UAV             UAV             UAV
    142        SBRC        Orchard Hardware Plaza                                Full Year           12           12/31/98
    143        SBRC        Waldbaums Supermarket (A&P) - Lindenhurst, NY            UAV             UAV             UAV
    144        SBRC        6820 Shingle Creek Parkway                            Full Year           12           12/31/98
    145        SBRC        6840 Shingle Creek Parkway                            Full Year           12           12/31/98
    146        SBRC        Long Beach Corporate Square                              UAV             UAV             UAV
    147        GCFP        125 Middlesex Turnpike                                Full Year           12           12/31/98
    148        SBRC        Regents Walk                                         Annualized           10           12/31/98
    149        SBRC        Waldbaums Supermarket (A&P) - Huntington, NY             UAV             UAV             UAV
    150        SBRC        The Promenade Building                                Full Year           12           12/31/98
    151        SBRC        Mitchell Lofts                                           UAV             UAV             UAV
    152        GCFP        1212 Boston Post Road                                    UAV             UAV             UAV
    153        AMCC        Savon Drug & Office Depot                                UAV             UAV             UAV
    154        SBRC        Landmark Entertainment Building                          UAV             UAV             UAV
    155        AMCC        Hacienda Vallecitos Senior                               UAV             UAV             UAV
                           Apartments
    156        SBRC        A&P Supermarket - Howard                                 UAV             UAV             UAV
                           Beach, NY
    157        SBRC        Maxwell Village Shopping Center                       Full Year           12           12/31/98
    158        AMCC        Downtowner Office Building                               UAV             UAV             UAV
    159        SBRC        Woodview Apartments                                      UAV             UAV             UAV
    160        SBRC        275 Dan Road                                             UAV             UAV             UAV
    161        SBRC        Los Gatos Professional Building                       Full Year           12           12/31/98
    162        GCFP        Candlewood Suites - Dallas Market Center                 UAV             UAV             UAV
    163        SBRC        Shady Oak I                                           Full Year           12           12/31/98
    164        SBRC        Golden Valley II                                      Full Year           12           12/31/98

                                                                                                1999           1999 STATE-
 CONTROL     MORTGAGE          1998                                            1998 NOI       STATEMENT        MENT NUMBER
 NUMBER     LOAN SELLER       REVENUES      1998 EXPENSES       1998 NOI        DSCR            TYPE           OF MONTHS
-----------------------------------------------------------------------------------------------------------------------------
    101        SBRC           3,953,904        1,737,908        2,215,996       1.21          Full Year           12
    102        GCFP           1,739,183          544,859        1,194,324       0.76          Full Year           12
    103        GCFP           2,746,040        1,406,208        1,339,832       0.80          Full Year           12
    104        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    105        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    106        GCFP           2,724,255          834,968        1,889,287       1.45          Full Year           12
    107        GCFP           1,797,932          635,286        1,162,646       0.90          Full Year           12
    108        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    109        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    110        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    111        GCFP           1,670,832          424,723        1,246,109       1.11          Full Year           12
    112        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    113        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    114        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    115        SBRC           1,961,023          307,177        1,653,846       1.58          Full Year           12
    116        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    117        GCFP           1,978,548          555,194        1,423,354       1.33          Full Year           12
    118        SBRC           2,871,603        1,009,871        1,861,732       1.75          Full Year           12
    119        SBRC           1,890,602          786,355        1,104,247       1.22         Annualized            6
    120        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    121        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    122        AMCC             331,462          125,501          205,961       0.26          Full Year           12
    123        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    124        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    125        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    126        SBRC           1,787,583          663,282        1,124,301       1.33         Annualized          11.5
    127        GCFP           1,355,714          469,601          886,113       1.20          Full Year           12
    128        SBRC           1,878,735          908,224          970,511       1.30          Full Year           12
    129        SBRC           1,729,492          706,191        1,023,301       1.33          Full Year           12
    130        SBRC             593,496          128,868          464,628       0.59          Full Year           12
    131        SBRC           1,374,734          281,799        1,092,935       1.43          Full Year           12
    132        SBRC           1,911,467          780,647        1,130,820       1.47          Full Year           12
    133        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    134        SBRC                 UAV              UAV              UAV        UAV          Full Year           12
    135        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    136        GCFP           1,409,776          323,897        1,085,879       1.60          Full Year           12
    137        GCFP             196,321           60,667          135,654       0.73          Full Year           12
    138        GCFP             220,127           33,894          186,233       0.73          Full Year           12
    139        GCFP             232,758           25,965          206,793       0.73          Full Year           12
    140        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    141        SBRC                 UAV              UAV              UAV        UAV          Full Year           12
    142        SBRC           1,124,831          362,166          762,665       1.21          Full Year           12
    143        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    144        SBRC             817,538          384,054          433,484       1.21          Full Year           12
    145        SBRC             628,461          295,231          333,230       1.21          Full Year           12
    146        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    147        GCFP           1,012,751           42,686          970,065       1.56          Full Year           12
    148        SBRC           1,166,882          513,509          653,373       0.96          Full Year           12
    149        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    150        SBRC           1,024,628          314,486          710,142       1.19          Full Year           12
    151        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    152        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    153        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    154        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    155        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV

    156        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV

    157        SBRC           1,143,699          295,437          848,262       1.55          Full Year           12
    158        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    159        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    160        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    161        SBRC           1,204,305          340,454          863,851       1.70          Full Year           12
    162        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    163        SBRC             489,675          179,256          310,419       1.12          Full Year           12
    164        SBRC             486,757          226,526          260,231       1.12          Full Year           12

                              1999 STATEM-
 CONTROL     MORTGAGE          ENT ENDING           1999                                            1999 NOI
 NUMBER     LOAN SELLER          DATE            REVENUES       1999 EXPENSES        1999 NOI         DSCR
-------------------------------------------------------------------------------------------------------------
    101        SBRC            12/31/99          4,886,402         1,871,987        3,014,415         1.65
    102        GCFP            12/31/99          2,250,502           574,328        1,676,174         1.07
    103        GCFP            12/31/99          3,053,382         1,671,605        1,381,777         0.83
    104        GCFP              UAV                   UAV               UAV              UAV          UAV
    105        AMCC              UAV                   UAV               UAV              UAV          UAV
    106        GCFP            12/31/99          2,861,245           789,057        2,072,188         1.59
    107        GCFP            12/31/99          2,322,391           542,357        1,780,034         1.38
    108        GCFP              UAV                   UAV               UAV              UAV          UAV
    109        SBRC              UAV                   UAV               UAV              UAV          UAV
    110        AMCC              UAV                   UAV               UAV              UAV          UAV
    111        GCFP            12/31/99          1,744,854           462,584        1,282,270         1.15
    112        AMCC              UAV                   UAV               UAV              UAV          UAV
    113        SBRC              UAV                   UAV               UAV              UAV          UAV
    114        AMCC              UAV                   UAV               UAV              UAV          UAV
    115        SBRC            12/31/99          1,708,959           351,694        1,357,264         1.30
    116        SBRC              UAV                   UAV               UAV              UAV          UAV
    117        GCFP            12/31/99          2,117,396           650,437        1,466,959         1.37
    118        SBRC            12/31/99          2,946,628         1,094,350        1,852,278         1.74
    119        SBRC            06/30/99          2,152,726         1,069,426        1,083,300         1.19
    120        SBRC              UAV                   UAV               UAV              UAV          UAV
    121        SBRC              UAV                   UAV               UAV              UAV          UAV
    122        AMCC            12/31/99            884,877           279,272          605,605         0.78
    123        SBRC              UAV                   UAV               UAV              UAV          UAV
    124        GCFP            12/31/99          1,089,891            75,777        1,014,114         1.35
    125        GCFP            12/31/99            371,236            91,153          280,083         0.36
    126        SBRC            12/15/99          1,754,398           784,357          970,041         1.15
    127        GCFP            12/31/99          1,483,698           466,321        1,017,377         1.38
    128        SBRC            12/31/99          1,956,461           863,328        1,093,133         1.46
    129        SBRC            12/31/99          1,753,230           783,471          969,759         1.26
    130        SBRC            12/31/99            600,310           148,052          452,258         0.57
    131        SBRC            12/31/99          1,474,815           283,672        1,191,143         1.56
    132        SBRC            12/31/99          1,976,697           811,615        1,165,082         1.52
    133        GCFP            12/31/99          1,163,891           233,546          930,345         1.32
    134        SBRC            12/31/99            868,058           364,299          503,759         0.67
    135        GCFP              UAV                   UAV               UAV              UAV          UAV
    136        GCFP            12/31/99          1,429,635           325,008        1,104,627         1.63
    137        GCFP            12/31/99            505,506            83,079          422,427         1.24
    138        GCFP            12/31/99            273,097            53,044          220,053         1.24
    139        GCFP            12/31/99            276,842            29,030          247,812         1.24
    140        GCFP              UAV                   UAV               UAV              UAV          UAV
    141        SBRC            12/31/99            721,368           209,572          511,796         0.70
    142        SBRC            12/31/99          1,250,321           369,327          880,994         1.40
    143        SBRC              UAV                   UAV               UAV              UAV          UAV
    144        SBRC            12/31/99            934,538           361,824          572,714         1.60
    145        SBRC            12/31/99            718,402           278,142          440,260         1.60
    146        SBRC              UAV                   UAV               UAV              UAV          UAV
    147        GCFP            12/31/99          1,014,012            35,858          978,154         1.58
    148        SBRC            12/31/99          1,298,227           559,861          738,366         1.08
    149        SBRC              UAV                   UAV               UAV              UAV          UAV
    150        SBRC            12/31/99            793,647           302,555          491,092         0.82
    151        SBRC              UAV                   UAV               UAV              UAV          UAV
    152        GCFP            12/31/99            803,920           202,599          601,321         0.93
    153        AMCC              UAV                   UAV               UAV              UAV          UAV
    154        SBRC              UAV                   UAV               UAV              UAV          UAV
    155        AMCC              UAV                   UAV               UAV              UAV          UAV

    156        SBRC              UAV                   UAV               UAV              UAV          UAV

    157        SBRC            12/31/99          1,163,434           277,645          885,789         1.62
    158        AMCC              UAV                   UAV               UAV              UAV          UAV
    159        SBRC              UAV                   UAV               UAV              UAV          UAV
    160        SBRC              UAV                   UAV               UAV              UAV          UAV
    161        SBRC            12/31/99          1,204,306           359,961          844,345         1.67
    162        GCFP            12/31/99          2,347,966         1,295,127        1,052,839         1.71
    163        SBRC            12/31/99            631,863           179,740          452,123         1.42
    164        SBRC            12/31/99            483,883           211,652          272,231         1.42

     MORTGAGED REAL PROPERTY 1998 AND 1999 HISTORICAL FINANCIAL INFORMATION


                                                                                   1998         1998 STATE-     1998 STATE-
 CONTROL     MORTGAGE                                                            STATEMENT      MENT NUMBER     MENT ENDING
 NUMBER     LOAN SELLER    LOAN/PROPERTY NAME                                      TYPE          OF MONTHS          DATE
---------------------------------------------------------------------------------------------------------------------------------
    165        SBRC        A&P Supermarket - Silver Spring                          UAV             UAV             UAV
    166        GCFP        Mountain View Plaza                                      UAV             UAV             UAV
    167        GCFP        Crowne Plaza Dayton                                   Full Year           12           12/31/98
    168        SBRC        764 Miami Circle                                      Full Year           12           12/31/98
    169        SBRC        Sagepointe Center                                     Full Year           12           12/31/98
    170        SBRC        705 Westech Office Building                              UAV             UAV             UAV
    171        SBRC        A&P Supermarket - Hoboken, NJ                            UAV             UAV             UAV
    172        GCFP        Century Office Building                                  UAV             UAV             UAV
    173        SBRC        2282-2286 Broadway                                    Full Year           12           12/31/98
    174        GCFP        EXECUCENTER                                           Full Year           12           12/31/98
    175        SBRC        Sheridan Park Apartments                              Full Year           12           12/31/98
    176        AMCC        Gart Sports                                              UAV             UAV             UAV
    177        AMCC        Park Place Apartments                                 Full Year           12           12/31/98
    178        AMCC        Hilby Station Apartments                                 UAV             UAV             UAV
    179        SBRC        11511 Katy Freeway                                    Full Year           12           12/31/98
    180        SBRC        PharmaResearch Office Building                           UAV             UAV             UAV
    181        SBRC        151 West Street                                          UAV             UAV             UAV
    182        AMCC        Rivercrest Apartments                                    UAV             UAV             UAV
    183        SBRC        Sunrise Pointe Apartments                                UAV             UAV             UAV
    184        AMCC        Cascade Woods Apartments                                 UAV             UAV             UAV
    185        SBRC        Fresh Fields Supermarket (A&P) - Ocean City, NJ          UAV             UAV             UAV
    186        SBRC        Deer Valley Marketplace                                  UAV             UAV             UAV
    187        AMCC        Best Buy - Jacksonville                                  UAV             UAV             UAV
    188        SBRC        Wilburton Office Building                                UAV             UAV             UAV
    189        GCFP        North Melrose Self Storage                               UAV             UAV             UAV
    190        GCFP        Menlo Office Buildings                                   UAV             UAV             UAV
    191        AMCC        Amber Fields Apartments                                  UAV             UAV             UAV
    192        AMCC        Reservoir Distribution Center                            UAV             UAV             UAV
    193        AMCC        Rancho San Diego Business Park                        Full Year           12           12/31/98
    194        SBRC        Foxborough Business Park                              Full Year           12           12/31/98
    195        SBRC        1178 Sonora Court                                        UAV             UAV             UAV
    196        AMCC        Sandia Plaza                                             UAV             UAV             UAV
    197        GCFP        Madison Crossing Shopping Center                         UAV             UAV             UAV
    198        GCFP        645-655 Massachusetts Avenue,                         Full Year           12           12/31/98
                           10-50 Prospect Street, and
                           112-116 Bishop Allen Drive
    199        GCFP        Gateway Business Park Building D                         UAV             UAV             UAV
    200        SBRC        Woodside Park Apartments                              Full Year           12           12/31/98
    201        AMCC        1400 Manhattan Warehouse Building                        UAV             UAV             UAV
    202        SBRC        Nashville Commons Shopping Center                        UAV             UAV             UAV
    203        SBRC        10 Talcott Notch                                      Full Year           12           12/31/98
    204        GCFP        Cherry Creek 24 Hour Fitness Facility                    UAV             UAV             UAV
    205        GCFP        Raymour & Flanigan Shopping Center                    Full Year           12           12/31/98
    206        GCFP        33 Las Colinas Lane                                      UAV             UAV             UAV
    207        SBRC        Village Crossing Shopping Center                         UAV              12           12/31/98
    208        GCFP        4015 Medina Road                                         UAV             UAV             UAV
    209        SBRC        34-40 West 65th Street                                Full Year           12           12/31/98
    210        GCFP        7930 Belt Line Road                                      UAV             UAV             UAV
    211        AMCC        Hempstead Distribution Center                            UAV             UAV             UAV
    212        SBRC        Crossroads West Apartments                            Full Year           12           12/31/98
    213        SBRC        Hilltop Apartments                                       UAV             UAV             UAV
    214        GCFP        Ramada Limited - Northville                           Full Year           12           12/31/98
    215        SBRC        Woodcrest Mobile Home Estates                         Full Year           12           12/31/98
    216        SBRC        241 Peachtree Street                                     UAV             UAV             UAV
    217        SBRC        Tech Surgical Center                                     UAV             UAV             UAV
    218        SBRC        Waldbaums Supermarket (A&P) -                            UAV             UAV             UAV
                           Valley Stream, NY
    219        AMCC        Center Trust Building                                    UAV             UAV             UAV
    220        GCFP        Summit Square Shopping Center                            UAV             UAV             UAV
    221        SBRC        Marmalade Square Apartments                           Full Year           12           12/31/98
    222        GCFP        Livermore Gateway Business Park                          UAV             UAV             UAV
    223        GCFP        668 Stillwater Avenue                                    UAV             UAV             UAV
    224        GCFP        Charleston Buffalo Plaza                                 UAV             UAV             UAV
    225        SBRC        Harbor Center                                         Full Year           12           12/31/98
    226        AMCC        Boise Cascade Building                                Full Year           12           12/31/98
    227        GCFP        5705 Johnston Street                                     UAV             UAV             UAV
    228        GCFP        11114-11120 West Broad Street                            UAV             UAV             UAV

                                                                                                1999           1999 STATE-
 CONTROL     MORTGAGE          1998                                            1998 NOI       STATEMENT        MENT NUMBER
 NUMBER     LOAN SELLER       REVENUES      1998 EXPENSES       1998 NOI        DSCR            TYPE           OF MONTHS
-----------------------------------------------------------------------------------------------------------------------------
    165        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    166        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    167        GCFP           7,075,087        5,658,698        1,416,389       2.49          Full Year           12
    168        SBRC             642,464          268,805          373,659       0.78          Full Year           12
    169        SBRC             906,509          208,339          698,170       1.35          Full Year           12
    170        SBRC                 UAV              UAV              UAV        UAV         Annualized            7
    171        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    172        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    173        SBRC             624,699          123,965          500,734       1.11          Full Year           12
    174        GCFP             847,660          284,808          562,852       1.24          Full Year           12
    175        SBRC             864,045          270,298          593,747       1.28          Full Year           12
    176        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    177        AMCC           1,140,938          468,771          672,167       1.58          Full Year           12
    178        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    179        SBRC             943,241          449,604          493,637       1.08         Trailing 12          12
    180        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    181        SBRC                 UAV              UAV              UAV        UAV          Full Year           12
    182        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    183        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    184        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    185        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    186        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    187        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    188        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    189        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    190        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    191        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    192        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    193        AMCC             665,803          120,265          545,538       1.51          Full Year           12
    194        SBRC             573,888          192,656          381,232       1.06          Full Year           12
    195        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    196        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    197        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    198        GCFP             535,387          116,214          419,173       1.21          Full Year           12


    199        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    200        SBRC             711,140          286,468          424,672       1.20         Annualized            8
    201        AMCC                 UAV              UAV              UAV        UAV         Annualized            9
    202        SBRC                 UAV              UAV              UAV        UAV          Full Year           12
    203        SBRC             728,779          343,774          385,005       1.12          Full Year           12
    204        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    205        GCFP             575,627          117,207          458,420       1.48          Full Year           12
    206        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    207        SBRC             399,093           17,913          381,180       1.18          Full Year           12
    208        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    209        SBRC             532,502          227,342          305,160       1.08          Full Year           12
    210        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    211        AMCC                 UAV              UAV              UAV        UAV          Full Year           12
    212        SBRC             958,072          453,532          504,540       1.61          Full Year           12
    213        SBRC                 UAV              UAV              UAV        UAV          Full Year           12
    214        GCFP           1,479,943        1,031,126          448,817       1.28          Full Year           12
    215        SBRC             479,346          154,934          324,412       1.20          Full Year           12
    216        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    217        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    218        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV

    219        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    220        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    221        SBRC             326,737          145,349          181,388       0.68          Full Year           12
    222        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    223        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    224        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    225        SBRC           1,252,753          760,181          492,572       1.80          Full Year           12
    226        AMCC             604,896          113,555          491,341       2.02          Full Year           12
    227        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    228        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV

                              1999 STATEM-
 CONTROL     MORTGAGE          ENT ENDING           1999                                             1999 NOI
 NUMBER     LOAN SELLER          DATE            REVENUES       1999 EXPENSES        1999 NOI          DSCR
--------------------------------------------------------------------------------------------------------------
    165        SBRC              UAV                   UAV               UAV              UAV           UAV
    166        GCFP            12/31/99            533,986            74,027          459,959          0.87
    167        GCFP            12/31/99          6,793,939         5,821,243          972,696          1.71
    168        SBRC            12/31/99            833,681           343,864          489,817          1.02
    169        SBRC            12/31/99            846,079           220,720          625,359          1.21
    170        SBRC            12/31/99          1,044,998           636,268          408,730          0.86
    171        SBRC              UAV                   UAV               UAV              UAV           UAV
    172        GCFP              UAV                   UAV               UAV              UAV           UAV
    173        SBRC            12/31/99            683,334           137,947          545,387          1.21
    174        GCFP            12/31/99            905,652           278,905          626,747          1.38
    175        SBRC            12/31/99            888,855           418,669          470,186          1.02
    176        AMCC              UAV                   UAV               UAV              UAV           UAV
    177        AMCC            12/31/99          1,075,997           515,700          560,297          1.32
    178        AMCC              UAV                   UAV               UAV              UAV           UAV
    179        SBRC            11/30/99          1,121,031           574,375          546,656          1.20
    180        SBRC              UAV                   UAV               UAV              UAV           UAV
    181        SBRC            12/31/99            529,720           243,870          285,850          0.65
    182        AMCC              UAV                   UAV               UAV              UAV           UAV
    183        SBRC              UAV                   UAV               UAV              UAV           UAV
    184        AMCC              UAV                   UAV               UAV              UAV           UAV
    185        SBRC              UAV                   UAV               UAV              UAV           UAV
    186        SBRC              UAV                   UAV               UAV              UAV           UAV
    187        AMCC              UAV                   UAV               UAV              UAV           UAV
    188        SBRC              UAV                   UAV               UAV              UAV           UAV
    189        GCFP              UAV                   UAV               UAV              UAV           UAV
    190        GCFP              UAV                   UAV               UAV              UAV           UAV
    191        AMCC              UAV                   UAV               UAV              UAV           UAV
    192        AMCC              UAV                   UAV               UAV              UAV           UAV
    193        AMCC            12/31/99            671,922           126,220          545,702          1.51
    194        SBRC            12/31/99            759,079           172,436          586,643          1.63
    195        SBRC              UAV                   UAV               UAV              UAV           UAV
    196        AMCC              UAV                   UAV               UAV              UAV           UAV
    197        GCFP              UAV                   UAV               UAV              UAV           UAV
    198        GCFP            12/31/99            630,601           133,796          496,805          1.43


    199        GCFP              UAV                   UAV               UAV              UAV           UAV
    200        SBRC            08/31/99            718,668           220,070          498,598          1.41
    201        AMCC            12/31/99            382,192            76,379          305,813          0.87
    202        SBRC            12/31/99            418,198            87,749          330,449          0.94
    203        SBRC            12/31/99            746,696           301,757          444,939          1.29
    204        GCFP              UAV                   UAV               UAV              UAV           UAV
    205        GCFP            12/31/99            643,441           169,916          473,525          1.53
    206        GCFP              UAV                   UAV               UAV              UAV           UAV
    207        SBRC            12/31/99            469,533           106,336          363,197          1.13
    208        GCFP              UAV                   UAV               UAV              UAV           UAV
    209        SBRC            12/31/99            585,507           210,613          374,894          1.33
    210        GCFP              UAV                   UAV               UAV              UAV           UAV
    211        AMCC            12/31/99            256,439            54,626          201,813          0.69
    212        SBRC            12/31/99          1,063,847           476,475          587,372          1.88
    213        SBRC            12/31/99            768,600           341,225          427,375          1.55
    214        GCFP            12/31/99          1,571,163           855,333          715,830          2.05
    215        SBRC            12/31/99            504,525           172,951          331,574          1.23
    216        SBRC              UAV                   UAV               UAV              UAV           UAV
    217        SBRC              UAV                   UAV               UAV              UAV           UAV
    218        SBRC              UAV                   UAV               UAV              UAV           UAV

    219        AMCC              UAV                   UAV               UAV              UAV           UAV
    220        GCFP              UAV                   UAV               UAV              UAV           UAV
    221        SBRC            12/31/99            421,517           208,910          212,607          0.80
    222        GCFP              UAV                   UAV               UAV              UAV           UAV
    223        GCFP              UAV                   UAV               UAV              UAV           UAV
    224        GCFP            12/31/99            236,178            68,578          167,600          0.63
    225        SBRC            12/31/99          1,262,768           781,233          481,535          1.76
    226        AMCC            12/31/99            571,848           119,202          452,646          1.86
    227        GCFP              UAV                   UAV               UAV              UAV           UAV
    228        GCFP              UAV                   UAV               UAV              UAV           UAV

     MORTGAGED REAL PROPERTY 1998 AND 1999 HISTORICAL FINANCIAL INFORMATION

                                                                                   1998         1998 STATE-     1998 STATE-
 CONTROL     MORTGAGE                                                            STATEMENT      MENT NUMBER     MENT ENDING
 NUMBER     LOAN SELLER    LOAN/PROPERTY NAME                                      TYPE          OF MONTHS          DATE
--------------------------------------------------------------------------------------------------------------------------------
    229        SBRC        33 Upton Drive                                           UAV             UAV             UAV
    230        SBRC        Park Villa Apartments                                Trailing 12          12           8/31/98
    231        GCFP        372 West Ontario Building                             Full Year           12           12/31/98
    232        SBRC        White Pine Shopping Center                            Full Year           12           12/31/98
    233        GCFP        Eckerd Drugstore                                         UAV             UAV             UAV
    234        GCFP        Eckerd Waldorf                                           UAV             UAV             UAV
    235        GCFP        1000 North Jefferson Street                              UAV             UAV             UAV
    236        SBRC        Continental Apartments                                Full Year           12           12/31/98
    237        GCFP        7537 West Thomas Road                                    UAV             UAV             UAV
    238        AMCC        East Valley (aka Greenfield) Business Center             UAV             UAV             UAV
    239        AMCC        Lanier Commons Shopping Center                        Full Year           12           12/31/98
    240        AMCC        Shawnee Medical Office                                   UAV             UAV             UAV
    241        AMCC        Stanwood/Camano Village                                  UAV             UAV             UAV
                           Professional Center
    242        AMCC        Office Depot                                             UAV             UAV             UAV
    243        GCFP        100 DeVilbiss Drive                                      UAV             UAV             UAV
    244        GCFP        Palm Crest Apartments                                    UAV             UAV             UAV
--------------------------------------------------------------------------------------------------------------------------------
    245        GCFP        Newton & Wellesley Portfolio
   245a                    571 Washington Street                                 Full Year           12           12/31/98
   245b                    739 Beacon Street                                     Full Year           12           12/31/98
--------------------------------------------------------------------------------------------------------------------------------
    246        AMCC        Shelton Park Apartments                               Full Year           12           12/31/98
    247        SBRC        Tatum Ranch Center                                       UAV             UAV             UAV
    248        GCFP        1516 East Bethany Home Road                              UAV             UAV             UAV
    249        GCFP        Wynnton Apartments                                    Full Year           12           12/31/98
    250        GCFP        AA Access Self Storage                                Full Year           12           12/31/98
    251        AMCC        80 Smith Street                                       Full Year           12           12/31/98
    252        SBRC        Park at Palmdale                                      Full Year           12           12/31/98
    253        SBRC        302 West 12th Street                                  Full Year           12           12/31/98
    254        GCFP        Ashley Diane and Woodlawn Apartments                  Full Year           12           12/31/98
    255        AMCC        Orangewood Industrial                                    UAV             UAV             UAV
    256        AMCC        Trace Creek Shopping Center                              UAV             UAV             UAV
    257        AMCC        19 Industrial Avenue                                  Full Year           12           12/31/98
    258        GCFP        2980 Northwest 74th Avenue                               UAV             UAV             UAV
    259        GCFP        Baumann Industrial Plaza                                 UAV             UAV             UAV
    260        AMCC        Randall Ridge Apartments                              Full Year           12           12/31/98
    261        GCFP        San Jacinto Manor                                     Full Year           12           12/31/98
    262        AMCC        Maywood Retail Center                                 Full Year           12           12/31/98
    263        GCFP        Lamps Plus                                            Full Year           12           12/31/98
    264        AMCC        Jackson Square Apartments                                UAV             UAV             UAV
    265        AMCC        Comcast Facility                                         UAV             UAV             UAV
    266        AMCC        Montlimar Square Office Building                      Full Year           12           12/31/98
    267        GCFP        5th Street Center                                     Full Year           12           12/31/98
    268        AMCC        Grant Road Place                                      Full Year           12           12/31/98
    269        GCFP        4101 Calloway Drive                                      UAV             UAV             UAV
    270        AMCC        2201-2221 Hillside Avenue                             Full Year           12           12/31/98
    271        AMCC        10200 Riverside Drive Office Building                 Full Year           12           12/31/98
    272        GCFP        Market Street Apartments                              Full Year           12           12/31/98
    273        AMCC        Exxon/ IHOP                                           Full Year           12           12/31/98
    274        AMCC        Glenwood Plaza                                        Full Year           12           12/31/98
    275        AMCC        Oceanside Industrial                                  Full Year           12           12/31/98
    276        AMCC        Jewell Street Apartments                                 UAV             UAV             UAV
    277        AMCC        Yellowstone Shopping Center                          Annualized           8            8/31/98
    278        AMCC        Panther Square                                       Annualized           11           12/31/98
    279        AMCC        Goose Creek Shopping Center                           Full Year           12           12/31/98
    280        AMCC        La Sabre Apartments                                   Full Year           12           12/31/98
    281        AMCC        Forrest Court Apartments                              Full Year           12           12/31/98
    282        AMCC        Hampton Court Apartments                              Full Year           12           12/31/98
    283        AMCC        Sierra Vista CSK Store                                   UAV             UAV             UAV

                                                                                                1999           1999 STATE-
 CONTROL     MORTGAGE           1998                                           1998 NOI       STATEMENT        MENT NUMBER
 NUMBER     LOAN SELLER       REVENUES      1998 EXPENSES       1998 NOI        DSCR            TYPE           OF MONTHS
-----------------------------------------------------------------------------------------------------------------------------
    229        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    230        SBRC             503,544          218,841          284,703       1.20         Trailing 12          12
    231        GCFP             494,098          299,901          194,197       0.79          Full Year           12
    232        SBRC             299,206           43,910          255,296       1.02         Annualized           11
    233        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    234        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    235        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    236        SBRC             629,556          400,058          229,498       0.96          Full Year           12
    237        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    238        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    239        AMCC             460,050           98,986          361,064       1.76          Full Year           12
    240        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    241        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV

    242        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    243        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    244        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
-----------------------------------------------------------------------------------------------------------------------------
    245        GCFP                                               265,858       1.49
   245a                         204,700           60,286          144,414                     Full Year           12
   245b                         164,504           43,060          121,444                     Full Year           12
-----------------------------------------------------------------------------------------------------------------------------
    246        AMCC             485,009          196,174          288,835       1.68          Full Year           12
    247        SBRC                 UAV              UAV              UAV        UAV             UAV              UAV
    248        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    249        GCFP             376,628          158,202          218,426       1.33          Full Year           12
    250        GCFP             138,453           20,369          118,084       0.74          Full Year           12
    251        AMCC             181,017           86,789           94,228       0.59          Full Year           12
    252        SBRC             267,044           95,680          171,364       1.08         Annualized           11
    253        SBRC             186,548           83,814          102,734       0.73          Full Year           12
    254        GCFP             259,418           66,644          192,774       1.32          Full Year           12
    255        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    256        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    257        AMCC             338,989          102,146          236,843       1.64          Full Year           12
    258        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    259        GCFP                 UAV              UAV              UAV        UAV          Full Year           12
    260        AMCC             258,443           82,960          175,483       1.29          Full Year           12
    261        GCFP           3,728,933        2,973,539          755,394       5.68          Full Year           12
    262        AMCC             393,124           50,913          342,211       3.09          Full Year           12
    263        GCFP             286,783           14,005          272,778       2.45          Full Year           12
    264        AMCC                 UAV              UAV              UAV        UAV          Full Year           12
    265        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV
    266        AMCC             150,416           73,745           76,671       0.69          Full Year           12
    267        GCFP             264,538           96,646          167,892       1.45          Full Year           12
    268        AMCC             246,786           85,379          161,407       1.49          Full Year           12
    269        GCFP                 UAV              UAV              UAV        UAV             UAV              UAV
    270        AMCC             340,357          106,255          234,102       2.20          Full Year           12
    271        AMCC             264,322           72,107          192,215       1.92          Full Year           12
    272        GCFP             166,944           57,407          109,537       1.39          Full Year           12
    273        AMCC             153,400                0          153,400       1.55             UAV              UAV
    274        AMCC             250,159           99,479          150,680       1.64          Full Year           12
    275        AMCC             323,440          155,996          167,444       1.91          Full Year           12
    276        AMCC                 UAV              UAV              UAV        UAV          Full Year           12
    277        AMCC             150,110            8,286          141,824       2.00          Full Year           12
    278        AMCC             155,470           20,756          134,714       1.88          Full Year           12
    279        AMCC             166,997           49,681          117,316       1.68          Full Year           12
    280        AMCC             151,086          122,091           28,995       0.70          Full Year           12
    281        AMCC             221,098          121,311           99,787       1.81          Full Year           12
    282        AMCC             123,324           38,780           84,544       1.51          Full Year           12
    283        AMCC                 UAV              UAV              UAV        UAV             UAV              UAV

                            1999 STATEM-
 CONTROL     MORTGAGE        ENT ENDING           1999                                            1999 NOI
 NUMBER     LOAN SELLER        DATE            REVENUES       1999 EXPENSES        1999 NOI         DSCR
-----------------------------------------------------------------------------------------------------------
    229        SBRC            UAV                   UAV               UAV              UAV          UAV
    230        SBRC          08/31/99            548,638           266,082          282,556         1.19
    231        GCFP          12/31/99            632,383           328,448          303,935         1.24
    232        SBRC          12/31/99            308,628            31,197          277,431         1.10
    233        GCFP            UAV                   UAV               UAV              UAV          UAV
    234        GCFP            UAV                   UAV               UAV              UAV          UAV
    235        GCFP            UAV                   UAV               UAV              UAV          UAV
    236        SBRC          12/31/99            641,124           396,206          244,918         1.03
    237        GCFP            UAV                   UAV               UAV              UAV          UAV
    238        AMCC            UAV                   UAV               UAV              UAV          UAV
    239        AMCC          12/31/99            465,843            95,882          369,961         1.80
    240        AMCC            UAV                   UAV               UAV              UAV          UAV
    241        AMCC            UAV                   UAV               UAV              UAV          UAV

    242        AMCC            UAV                   UAV               UAV              UAV          UAV
    243        GCFP            UAV                   UAV               UAV              UAV          UAV
    244        GCFP            UAV                   UAV               UAV              UAV          UAV
-------------------------------------------------------------------------------------------------------------
    245        GCFP                                                                 270,361         1.52
   245a                      12/31/99            225,331            68,721          156,610
   245b                      12/31/99            158,454            44,703          113,751
-------------------------------------------------------------------------------------------------------------
    246        AMCC          12/31/99            488,561           215,448          273,113         1.59
    247        SBRC            UAV                   UAV               UAV              UAV          UAV
    248        GCFP          12/31/99            363,988           165,229          198,759         1.07
    249        GCFP          12/31/99            389,267           171,958          217,309         1.33
    250        GCFP          12/31/99            297,737            82,451          215,286         1.35
    251        AMCC          12/31/99            344,649           104,762          239,887         1.51
    252        SBRC          11/30/99            309,395           103,780          205,615         1.29
    253        SBRC          12/31/99            222,656            89,071          133,585         0.96
    254        GCFP          12/31/99            287,709            79,223          208,486         1.43
    255        AMCC            UAV                   UAV               UAV              UAV          UAV
    256        AMCC            UAV                   UAV               UAV              UAV          UAV
    257        AMCC          12/31/99            348,035           115,490          232,545         1.61
    258        GCFP            UAV                   UAV               UAV              UAV          UAV
    259        GCFP          12/31/99            123,441            33,017           90,424         0.73
    260        AMCC          12/31/99            273,591           118,459          155,132         1.14
    261        GCFP          12/31/99          3,323,128         2,482,523          840,605         6.32
    262        AMCC          12/31/99            401,408            50,476          350,932         3.17
    263        GCFP          12/31/99            289,971            16,894          273,077         2.45
    264        AMCC          12/15/99            318,449           179,332          139,117         1.26
    265        AMCC            UAV                   UAV               UAV              UAV          UAV
    266        AMCC          12/31/99            210,492            81,283          129,209         1.17
    267        GCFP          12/31/99            264,278            89,045          175,233         1.51
    268        AMCC          12/31/99            262,448            97,454          164,994         1.52
    269        GCFP            UAV                   UAV               UAV              UAV          UAV
    270        AMCC          12/31/99            319,328           100,450          218,878         2.05
    271        AMCC          12/31/99            298,202            59,509          238,693         2.38
    272        GCFP          12/31/99            178,699            61,560          117,139         1.49
    273        AMCC            UAV                   UAV               UAV              UAV          UAV
    274        AMCC          12/31/99            240,372           116,163          124,209         1.35
    275        AMCC          12/31/99            336,716           185,221          151,495         1.73
    276        AMCC          12/31/99            121,310            26,024           95,286         1.22
    277        AMCC          12/31/99            148,954            10,806          138,148         1.95
    278        AMCC          12/31/99            159,902            22,839          137,063         1.91
    279        AMCC          12/31/99            153,823            46,434          107,389         1.54
    280        AMCC          12/31/99            150,611            93,475           57,136         1.37
    281        AMCC          12/31/99            235,831           152,342           83,489         1.51
    282        AMCC          12/31/99            124,459            63,129           61,330         1.09
    283        AMCC            UAV                   UAV               UAV              UAV          UAV

       MORTAGED REAL PROPERTY 2000 AND UNDERWRITTEN FINANCIAL INFORMATION


 CONTROL    MORTGAGE                                                           2000            2000 STATEMENT       2000 STATEMENT
 NUMBER    LOAN SELLER              LOAN / PROPERTY NAME                   STATEMENT TYPE     NUMBER OF MONTHS       ENDING DATE
-----------------------------------------------------------------------------------------------------------------------------------
   101        SBRC      Atrium at Highpoint                                  Annualized              11                 11/30/00
   102        GCFP      Van Ness Post Centre                                 Full Year               12                 12/31/00
   103        GCFP      90 William Street                                    Full Year               12                 12/31/00
   104        GCFP      Ironwood Apartments                                  Full Year               12                 12/31/00
   105        AMCC      Savi Ranch Center                                    Full Year               12                 12/31/00
   106        GCFP      Union Square Marketplace Shopping Center             Full Year               12                 12/30/00
   107        GCFP      Sterling Plaza Shopping Center                       Full Year               12                 12/31/00
   108        GCFP      Metro Park                                              UAV                 UAV                   UAV
   109        SBRC      Plaza Gardens                                           UAV                 UAV                   UAV
   110        AMCC      400 Valley Road                                         UAV                 UAV                   UAV
   111        GCFP      Greenhouse Marketplace Shopping Center               Full Year               12                 12/31/00
   112        AMCC      Dry Creek Medical Office Building                       UAV                 UAV                   UAV
   113        SBRC      Summit Ridge Business Park                              UAV                 UAV                   UAV
   114        AMCC      Fenton Marketplace                                      UAV                 UAV                   UAV
   115        SBRC      Crossroads Shopping Center                           Full Year               12                 12/31/00
   116        SBRC      Westford Technology Park II                             UAV                 UAV                   UAV
   117        GCFP      Telephone Road Plaza                                 Annualized              10                 12/31/00
   118        SBRC      95 Metcalf Square                                    Annualized              9                  12/31/00
   119        SBRC      The Corporate Forum                                  Full Year               12                 12/31/00
   120        SBRC      Coral Palm Plaza                                     Annualized              11                 12/31/00
   121        SBRC      Shaker Square Shopping Center                        Annualized              11                 11/30/00
   122        AMCC      Tucker Pointe Townhomes                              Full Year               12                 12/31/00
   123        SBRC      Peninsula Storage Center                             Annualized              11                 11/30/00
   124        GCFP      Washington Corners                                   Full Year               12                 12/31/00
   125        GCFP      Parkwood Plaza Shopping Center                       Full Year               12                 12/31/00
   126        SBRC      Bent Tree Apartments                                 Full Year               12                 12/31/00
   127        GCFP      Quail Run                                            Full Year               12                 12/31/00
   128        SBRC      1050 Wall Street West                                Full Year               12                 12/31/00
   129        SBRC      Shadow Ridge Apartments                              Full Year               12                 12/31/00
   130        SBRC      270 Billerica Road                                   Annualized              8                  08/31/00
   131        SBRC      Regency Park Plaza                                   Full Year               12                 12/31/00
   132        SBRC      Farm Glen Executive Park                            Trailing 12              12                 07/31/00
   133        GCFP      Vineyard Shopping Center                             Full Year               12                 12/31/00
   134        SBRC      Annandale Gardens                                    Full Year               12                 12/31/00
   135        GCFP      Westfield Stop & Shop                                Full Year               12                 12/31/00
   136        GCFP      La Paz Shopping Center                               Full Year               12                 12/31/00
   137        GCFP      Midway Plaza                                         Full Year               12                 12/31/00
   138        GCFP      4455-4461 West Vine Street                           Full Year               12                 12/31/00
   139        GCFP      6600-6602 International Drive                        Full Year               12                 12/31/00
   140        GCFP      390 North Moorpark Road                                 UAV                 UAV                   UAV
   141        SBRC      Bowles Village Shopping Center                       Annualized              10                 12/31/00
   142        SBRC      Orchard Hardware Plaza                               Annualized              8                  08/31/00
   143        SBRC      Waldbaums Supermarket (A&P) - Lindenhurst, NY           UAV                 UAV                   UAV
   144        SBRC      6820 Shingle Creek Parkway                          Trailing 12              12                 09/30/00
   145        SBRC      6840 Shingle Creek Parkway                          Trailing 12              12                 09/30/00
   146        SBRC      Long Beach Corporate Square                          Annualized              7                  07/31/00
   147        GCFP      125 Middlesex Turnpike                               Full Year               12                 12/31/00
   148        SBRC      Regents Walk                                         Full Year               12                 12/31/00
   149        SBRC      Waldbaums Supermarket (A&P) - Huntington, NY            UAV                 UAV                   UAV
   150        SBRC      The Promenade Building                               Annualized              9                  09/30/00
   151        SBRC      Mitchell Lofts                                       Annualized              3                  10/31/00
   152        GCFP      1212 Boston Post Road                                Full Year               12                 12/31/00
   153        AMCC      Savon Drug & Office Depot                               UAV                 UAV                   UAV
   154        SBRC      Landmark Entertainment Building                         UAV                 UAV                   UAV
   155        AMCC      Hacienda Vallecitos Senior Apartments                   UAV                 UAV                   UAV
   156        SBRC      A&P Supermarket - Howard Beach, NY                      UAV                 UAV                   UAV
   157        SBRC      Maxwell Village Shopping Center                      Full Year               12                 12/31/00
   158        AMCC      Downtowner Office Building                              UAV                 UAV                   UAV
   159        SBRC      Woodview Apartments                                  Annualized              11                 11/30/00
   160        SBRC      275 Dan Road                                         Annualized              9                  09/30/00
   161        SBRC      Los Gatos Professional Building                      Annualized              10                 10/31/00
   162        GCFP      Candlewood Suites - Dallas Market Center             Full Year               12                 12/31/00
   163        SBRC      Shady Oak I                                         Trailing 12              12                 09/30/00
   164        SBRC      Golden Valley II                                    Trailing 12              12                 09/30/00

 CONTROL    MORTGAGE      2000         2000                    2000                                                  U/W
 NUMBER    LOAN SELLER  REVENUES     EXPENSES    2000 NOI    NOI DSCR   U/W REVENUES   U/W EXPENSES     U/W NOI    NOI DSCR
----------------------------------------------------------------------------------------------------------------------------
   101        SBRC      5,049,694    1,874,315   3,175,379     1.74       4,586,892     1,884,739      2,702,153     1.48
   102        GCFP      3,007,169      624,019   2,383,150     1.52       3,249,897       975,925      2,273,972     1.45
   103        GCFP      3,886,438    1,837,059   2,049,379     1.23       4,379,812     1,971,057      2,408,755     1.44
   104        GCFP      2,016,844    1,145,602     871,242     0.60       2,845,246     1,071,922      1,773,324     1.23
   105        AMCC      1,565,681      286,364   1,279,317     0.92       2,441,719       540,822      1,900,897     1.37
   106        GCFP      2,742,530      771,508   1,971,022     1.51       2,945,324       836,921      2,108,403     1.62
   107        GCFP      1,362,444      530,368     832,076     0.64       2,170,848       512,063      1,658,785     1.29
   108        GCFP            UAV          UAV         UAV      UAV       2,924,836       996,995      1,927,841     1.52
   109        SBRC            UAV          UAV         UAV      UAV       2,332,800       688,787      1,644,013     1.33
   110        AMCC            UAV          UAV         UAV      UAV       2,500,709       789,089      1,711,620     1.45
   111        GCFP      1,933,723      496,159   1,437,564     1.29       2,035,338       531,615      1,503,723     1.34
   112        AMCC            UAV          UAV         UAV      UAV       2,136,921       557,212      1,579,709     1.29
   113        SBRC            UAV          UAV         UAV      UAV       2,018,006       426,543      1,591,463     1.46
   114        AMCC            UAV          UAV         UAV      UAV       2,222,368       502,885      1,719,483     1.67
   115        SBRC      2,038,522      471,976   1,566,547     1.50       1,898,313       435,231      1,463,082     1.40
   116        SBRC            UAV          UAV         UAV      UAV       2,088,300       645,727      1,442,573     1.47
   117        GCFP      2,058,478      554,320   1,504,158     1.40       2,164,627       667,834      1,496,793     1.40
   118        SBRC      3,095,600    1,096,323   1,999,277     1.88       2,857,138     1,253,339      1,603,800     1.51
   119        SBRC      2,618,423      988,160   1,630,263     1.80       2,561,943     1,079,340      1,482,603     1.64
   120        SBRC      1,286,124      460,263     825,861     1.00       1,758,159       590,722      1,167,436     1.42
   121        SBRC        756,830      108,804     648,026     0.82       1,327,619       274,799      1,052,820     1.33
   122        AMCC      1,286,384      390,312     896,072     1.15       1,431,761       426,173      1,005,588     1.29
   123        SBRC      1,186,929      386,713     800,216     0.97       1,466,350       418,152      1,048,198     1.27
   124        GCFP      1,286,349      187,592   1,098,757     1.47       1,351,521       281,145      1,070,376     1.43
   125        GCFP      1,045,601      173,815     871,786     1.11       1,346,258       313,108      1,033,150     1.32
   126        SBRC      1,843,997      889,073     954,924     1.13       1,964,176       907,010      1,057,166     1.25
   127        GCFP      1,459,930      483,357     976,573     1.32       1,447,305       491,957        955,348     1.30
   128        SBRC      2,152,961      915,918   1,237,043     1.65       2,145,072       932,842      1,212,230     1.62
   129        SBRC      1,891,288      871,569   1,019,719     1.32       1,830,710       818,332      1,012,378     1.31
   130        SBRC      1,141,206      128,608   1,012,598     1.28       1,255,389       149,624      1,105,765     1.39
   131        SBRC      1,410,468      340,937   1,069,531     1.40       1,392,363       379,871      1,012,492     1.33
   132        SBRC      1,952,898      827,532   1,125,366     1.46       1,935,363       837,115      1,098,248     1.43
   133        GCFP      1,346,793      285,527   1,061,266     1.51       1,411,798       442,166        969,632     1.38
   134        SBRC      1,329,234      463,183     866,051     1.15       1,390,188       444,642        945,546     1.25
   135        GCFP        309,401       45,499     263,902     0.36       1,039,559       105,819        933,740     1.26
   136        GCFP      1,467,337      363,144   1,104,193     1.63       1,416,175       366,029      1,050,146     1.55
   137        GCFP        710,958      103,840     607,118     1.43         788,338       121,088        667,250     1.38
   138        GCFP        253,829       48,629     205,200     1.43         219,893        58,075        161,818     1.38
   139        GCFP        246,547       30,088     216,459     1.43         196,797        34,507        162,290     1.38
   140        GCFP            UAV          UAV         UAV      UAV         961,630       121,087        840,543     1.27
   141        SBRC      1,336,050      380,716     955,334     1.31       1,348,643       402,256        946,387     1.30
   142        SBRC      1,291,263      454,713     836,550     1.33       1,482,459       479,077      1,003,382     1.60
   143        SBRC            UAV          UAV         UAV      UAV         915,564        22,889        892,674     1.25
   144        SBRC        959,013      329,735     629,278     1.77         917,464       372,186        545,277     1.51
   145        SBRC        745,921      253,478     492,443     1.77         695,442       284,258        411,184     1.51
   146        SBRC      1,537,460      585,681     951,779     1.46       1,584,237       637,174        947,063     1.45
   147        GCFP      1,020,890       50,874     970,016     1.56         979,725        56,669        923,056     1.49
   148        SBRC      1,459,238      571,921     887,317     1.30       1,505,106       576,789        928,317     1.36
   149        SBRC            UAV          UAV         UAV      UAV         877,824        21,946        855,878     1.24
   150        SBRC      1,073,111      251,283     821,828     1.38       1,286,447       493,741        792,706     1.33
   151        SBRC      1,097,056      326,698     770,358     1.23       1,206,678       401,866        804,812     1.29
   152        GCFP      1,096,310      221,479     874,831     1.35       1,058,254       191,999        866,255     1.34
   153        AMCC            UAV          UAV         UAV      UAV         955,627       223,775        731,852     1.25
   154        SBRC            UAV          UAV         UAV      UAV       1,113,724       280,982        832,743     1.47
   155        AMCC            UAV          UAV         UAV      UAV       1,048,629       377,753        670,876     1.28
   156        SBRC            UAV          UAV         UAV      UAV         788,899        19,722        769,177     1.24
   157        SBRC      1,217,428      285,096     932,332     1.71       1,132,866       279,551        853,315     1.56
   158        AMCC            UAV          UAV         UAV      UAV         943,877       105,035        838,842     1.51
   159        SBRC        681,593      303,502     378,091     0.74         994,194       352,618        641,576     1.25
   160        SBRC      1,019,737      199,068     820,669     1.55         962,181       209,195        752,986     1.42
   161        SBRC      1,232,112      342,205     889,907     1.76       1,106,677       387,166        719,511     1.42
   162        GCFP      2,663,206    1,651,455   1,011,751     1.65       2,636,403     1,660,498        975,905     1.59
   163        SBRC        644,456      192,355     452,101     1.53         648,020       246,076        401,944     1.53
   164        SBRC        538,082      208,461     329,621     1.53         637,042       256,484        380,558     1.53

 CONTROL    MORTGAGE
 NUMBER    LOAN SELLER   U/W NCF       U/W NCF DSCR
-----------------------------------------------------
   101        SBRC      2,314,031          1.27
   102        GCFP      2,109,887          1.34
   103        GCFP      2,126,574          1.27
   104        GCFP      1,729,866          1.20
   105        AMCC      1,843,145          1.33
   106        GCFP      1,966,010          1.51
   107        GCFP      1,549,857          1.20
   108        GCFP      1,687,954          1.33
   109        SBRC      1,599,013          1.29
   110        AMCC      1,486,649          1.26
   111        GCFP      1,412,729          1.26
   112        AMCC      1,441,999          1.18
   113        SBRC      1,389,615          1.28
   114        AMCC      1,654,114          1.61
   115        SBRC      1,320,898          1.26
   116        SBRC      1,260,851          1.28
   117        GCFP      1,393,349          1.30
   118        SBRC      1,333,715          1.25
   119        SBRC      1,170,843          1.29
   120        SBRC      1,050,471          1.28
   121        SBRC      1,012,126          1.28
   122        AMCC        970,338          1.24
   123        SBRC      1,040,253          1.26
   124        GCFP      1,011,744          1.35
   125        GCFP        981,871          1.26
   126        SBRC        988,622          1.17
   127        GCFP        938,348          1.27
   128        SBRC      1,007,948          1.35
   129        SBRC        943,654          1.22
   130        SBRC      1,000,765          1.26
   131        SBRC        939,751          1.23
   132        SBRC        895,403          1.16
   133        GCFP        865,063          1.23
   134        SBRC        904,146          1.20
   135        GCFP        903,156          1.22
   136        GCFP      1,006,268          1.48
   137        GCFP        645,693          1.33
   138        GCFP        154,401          1.33
   139        GCFP        156,981          1.33
   140        GCFP        816,675          1.23
   141        SBRC        871,420          1.20
   142        SBRC        934,945          1.49
   143        SBRC        853,930          1.20
   144        SBRC        464,447          1.29
   145        SBRC        349,332          1.29
   146        SBRC        842,662          1.29
   147        GCFP        855,436          1.38
   148        SBRC        870,317          1.28
   149        SBRC        826,159          1.20
   150        SBRC        744,063          1.25
   151        SBRC        785,062          1.25
   152        GCFP        841,409          1.30
   153        AMCC        727,567          1.24
   154        SBRC        743,682          1.32
   155        AMCC        644,876          1.23
   156        SBRC        747,139          1.20
   157        SBRC        771,714          1.41
   158        AMCC        770,568          1.39
   159        SBRC        614,576          1.20
   160        SBRC        665,932          1.26
   161        SBRC        680,367          1.34
   162        GCFP        870,449          1.42
   163        SBRC        349,839          1.33
   164        SBRC        327,529          1.33

       MORTAGED REAL PROPERTY 2000 AND UNDERWRITTEN FINANCIAL INFORMATION


 CONTROL    MORTGAGE                                                           2000            2000 STATEMENT       2000 STATEMENT
 NUMBER    LOAN SELLER              LOAN / PROPERTY NAME                   STATEMENT TYPE     NUMBER OF MONTHS       ENDING DATE
-----------------------------------------------------------------------------------------------------------------------------------
   165        SBRC      A&P Supermarket - Silver Spring                         UAV                 UAV                   UAV
   166        GCFP      Mountain View Plaza                                  Full Year               12                 12/25/00
   167        GCFP      Crowne Plaza Dayton                                  Full Year               12                 12/31/00
   168        SBRC      764 Miami Circle                                     Full Year               12                 12/31/00
   169        SBRC      Sagepointe Center                                   Trailing 12              12                 09/30/00
   170        SBRC      705 Westech Office Building                          Full Year               12                 12/31/00
   171        SBRC      A&P Supermarket - Hoboken, NJ                           UAV                 UAV                   UAV
   172        GCFP      Century Office Building                                 UAV                 UAV                   UAV
   173        SBRC      2282-2286 Broadway                                   Full Year               12                 12/31/00
   174        GCFP      EXECUCENTER                                          Full Year               12                 12/31/00
   175        SBRC      Sheridan Park Apartments                             Full Year               12                 12/31/00
   176        AMCC      Gart Sports                                          Full Year               12                 12/31/00
   177        AMCC      Park Place Apartments                                Full Year               12                 12/31/00
   178        AMCC      Hilby Station Apartments                                UAV                 UAV                   UAV
   179        SBRC      11511 Katy Freeway                                   Full Year               12                 12/31/00
   180        SBRC      PharmaResearch Office Building                          UAV                 UAV                   UAV
   181        SBRC      151 West Street                                      Full Year               12                 12/31/00
   182        AMCC      Rivercrest Apartments                                Full Year               12                 12/31/00
   183        SBRC      Sunrise Pointe Apartments                            Annualized              3                  11/30/00
   184        AMCC      Cascade Woods Apartments                             Full Year               12                 12/31/00
   185        SBRC      Fresh Fields Supermarket (A&P) - Ocean City, NJ         UAV                 UAV                   UAV
   186        SBRC      Deer Valley Marketplace                                 UAV                 UAV                   UAV
   187        AMCC      Best Buy - Jacksonville                              Annualized              9                  12/31/00
   188        SBRC      Wilburton Office Building                           Trailing 12              12                 11/30/00
   189        GCFP      North Melrose Self Storage                           Full Year               12                 12/31/00
   190        GCFP      Menlo Office Buildings                               Full Year               12                 12/31/00
   191        AMCC      Amber Fields Apartments                                 UAV                 UAV                   UAV
   192        AMCC      Reservoir Distribution Center                           UAV                 UAV                   UAV
   193        AMCC      Rancho San Diego Business Park                       Full Year               12                 12/31/00
   194        SBRC      Foxborough Business Park                             Full Year               12                 12/31/00
   195        SBRC      1178 Sonora Court                                       UAV                 UAV                   UAV
   196        AMCC      Sandia Plaza                                         Full Year               12                 12/31/00
   197        GCFP      Madison Crossing Shopping Center                     Full Year               12                 12/31/00
   198        GCFP      645-655 Massachusetts Avenue,                        Full Year               12                 12/31/00
                        10-50 Prospect Street, and
                        112-116 Bishop Allen Drive
   199        GCFP      Gateway Business Park Building D                        UAV                 UAV                   UAV
   200        SBRC      Woodside Park Apartments                             Full Year               12                 12/31/00
   201        AMCC      1400 Manhattan Warehouse Building                    Full Year               12                 12/31/00
   202        SBRC      Nashville Commons Shopping Center                    Annualized              8                  12/31/00
   203        SBRC      10 Talcott Notch                                    Trailing 12              12                 07/31/00
   204        GCFP      Cherry Creek 24 Hour Fitness Facility                   UAV                 UAV                   UAV
   205        GCFP      Raymour & Flanigan Shopping Center                   Full Year               12                 12/31/00
   206        GCFP      33 Las Colinas Lane                                     UAV                 UAV                   UAV
   207        SBRC      Village Crossing Shopping Center                        UAV                 UAV                   UAV
   208        GCFP      4015 Medina Road                                     Annualized              9                  12/31/00
   209        SBRC      34-40 West 65th Street                               Annualized              9                  09/30/00
   210        GCFP      7930 Belt Line Road                                     UAV                 UAV                   UAV
   211        AMCC      Hempstead Distribution Center                        Annualized              9                  09/30/00
   212        SBRC      Crossroads West Apartments                           Full Year               12                 12/31/00
   213        SBRC      Hilltop Apartments                                   Annualized              8                  02/28/01
   214        GCFP      Ramada Limited - Northville                          Full Year               12                 12/31/00
   215        SBRC      Woodcrest Mobile Home Estates                        Full Year               12                 12/31/00
   216        SBRC      241 Peachtree Street                                Trailing 12              12                 11/30/00
   217        SBRC      Tech Surgical Center                                 Annualized              9                  12/31/00
   218        SBRC      Waldbaums Supermarket (A&P) - Valley Stream, NY         UAV                 UAV                   UAV
   219        AMCC      Center Trust Building                                Annualized              6                  12/31/00
   220        GCFP      Summit Square Shopping Center                        Full Year               12                 12/31/00
   221        SBRC      Marmalade Square Apartments                         Trailing 12              12                 09/30/00
   222        GCFP      Livermore Gateway Business Park                      Full Year               12                 12/31/00
   223        GCFP      668 Stillwater Avenue                                   UAV                 UAV                   UAV
   224        GCFP      Charleston Buffalo Plaza                             Annualized              10                 10/31/00
   225        SBRC      Harbor Center                                        Annualized              6                  06/30/00
   226        AMCC      Boise Cascade Building                               Full Year               12                 12/31/00
   227        GCFP      5705 Johnston Street                                    UAV                 UAV                   UAV
   228        GCFP      11114-11120 West Broad Street                           UAV                 UAV                   UAV

 CONTROL    MORTGAGE      2000         2000                    2000                                                  U/W
 NUMBER    LOAN SELLER  REVENUES     EXPENSES    2000 NOI    NOI DSCR   U/W REVENUES   U/W EXPENSES     U/W NOI    NOI DSCR
----------------------------------------------------------------------------------------------------------------------------
   165        SBRC            UAV          UAV         UAV      UAV        744,468         18,612        725,857     1.27
   166        GCFP        850,662      190,384     660,278     1.25        990,523        284,578        705,945     1.34
   167        GCFP      6,954,319    5,730,246   1,224,073     2.15      6,860,853      5,788,893      1,071,960     1.88
   168        SBRC      1,065,647      348,112     717,535     1.50      1,143,626        184,594        959,032     2.00
   169        SBRC        858,923      202,463     656,460     1.27        939,381        245,756        693,625     1.35
   170        SBRC      1,349,464      532,070     817,394     1.72      1,160,442        439,595        720,847     1.52
   171        SBRC            UAV          UAV         UAV      UAV        668,400         16,710        651,690     1.24
   172        GCFP            UAV          UAV         UAV      UAV      1,022,066        357,118        664,948     1.43
   173        SBRC        726,052      155,669     570,383     1.26        805,113        189,469        615,644     1.36
   174        GCFP        894,144      284,160     609,984     1.34      1,054,299        333,977        720,322     1.58
   175        SBRC        942,293      359,402     582,891     1.26        920,041        306,382        613,659     1.33
   176        AMCC        863,286      193,495     669,791     1.36        812,082        126,447        685,635     1.39
   177        AMCC      1,185,708      536,333     649,375     1.53      1,164,486        564,310        600,176     1.42
   178        AMCC            UAV          UAV         UAV      UAV        921,101        302,181        618,920     1.27
   179        SBRC      1,219,020      563,420     655,600     1.44      1,226,051        564,631        661,420     1.45
   180        SBRC            UAV          UAV         UAV      UAV        780,371        213,400        566,971     1.36
   181        SBRC        854,891      225,304     629,587     1.44        823,677        229,914        593,763     1.36
   182        AMCC        599,137      229,868     369,269     0.93        761,739        262,175        499,564     1.25
   183        SBRC        691,092      232,439     458,653     1.19        729,491        233,822        495,669     1.29
   184        AMCC        682,084      290,827     391,257     1.02        772,692        281,263        491,429     1.28
   185        SBRC            UAV          UAV         UAV      UAV        572,731         14,318        558,413     1.26
   186        SBRC            UAV          UAV         UAV      UAV        752,330        179,126        573,203     1.37
   187        AMCC        649,278            0     649,278     1.49        581,253         17,438        563,815     1.29
   188        SBRC        619,188      120,739     498,449     1.29        699,656        195,316        504,341     1.30
   189        GCFP        545,271      259,360     285,911     0.77        861,786        311,864        549,922     1.48
   190        GCFP        600,529       (7,133)    607,662     1.53        770,489        176,269        594,220     1.50
   191        AMCC            UAV          UAV         UAV      UAV        781,584        277,634        503,950     1.41
   192        AMCC            UAV          UAV         UAV      UAV        624,311        124,569        499,742     1.34
   193        AMCC        689,144      120,224     568,920     1.57        653,317        133,578        519,739     1.44
   194        SBRC        822,466      170,226     652,240     1.82        759,466        218,914        540,553     1.50
   195        SBRC            UAV          UAV         UAV      UAV        611,644         96,466        515,178     1.48
   196        AMCC        818,969      133,075     685,894     1.53        750,675        128,094        622,581     1.39
   197        GCFP        652,168      138,412     513,756     1.50        702,130        158,748        543,382     1.58
   198        GCFP        697,484      141,093     556,391     1.60        662,068        144,436        517,632     1.49
   199        GCFP            UAV          UAV         UAV      UAV        560,142         83,655        476,487     1.40
   200        SBRC        766,190      334,101     432,089     1.22        728,078        266,412        461,666     1.31
   201        AMCC        495,894      109,678     386,216     1.10        595,977        116,174        479,803     1.37
   202        SBRC        566,448       95,669     470,779     1.34        560,315        100,517        459,798     1.31
   203        SBRC        772,472      304,614     467,858     1.36        831,644        325,526        506,118     1.47
   204        GCFP            UAV          UAV         UAV      UAV        596,697         23,868        572,829     1.61
   205        GCFP        651,796      208,708     443,088     1.43        694,625        207,188        487,437     1.58
   206        GCFP            UAV          UAV         UAV      UAV        535,222         77,093        458,129     1.46
   207        SBRC            UAV          UAV         UAV      UAV        621,852        180,606        441,246     1.37
   208        GCFP        622,500            0     622,500     1.92        578,925         17,368        561,557     1.74
   209        SBRC        604,413      217,512     386,901     1.37        610,221        236,224        373,997     1.33
   210        GCFP            UAV          UAV         UAV      UAV        391,020         11,731        379,289     1.21
   211        AMCC        560,000      147,211     412,789     1.40        544,526        151,042        393,484     1.34
   212        SBRC      1,136,584      498,141     638,443     2.04      1,022,691        494,114        528,577     1.69
   213        SBRC        782,181      322,593     459,588     1.67        767,260        375,424        391,836     1.42
   214        GCFP      1,474,927      905,578     569,349     1.63      1,474,927        897,003        577,924     1.65
   215        SBRC        521,075      186,681     334,394     1.24        537,538        215,673        321,866     1.19
   216        SBRC        304,952      159,394     145,558     0.51        584,242        170,301        413,941     1.44
   217        SBRC        467,247       86,175     381,072     1.24        539,894        124,789        415,105     1.35
   218        SBRC            UAV          UAV         UAV      UAV        398,730          9,968        388,762     1.25
   219        AMCC        488,513       42,383     446,130     1.58        583,646        170,459        413,187     1.46
   220        GCFP        468,793      118,167     350,626     1.25        517,355        133,919        383,436     1.37
   221        SBRC        526,935      251,476     275,459     1.04        613,862        242,414        371,448     1.40
   222        GCFP        272,864       85,910     186,954     0.67        484,280         97,171        387,109     1.38
   223        GCFP            UAV          UAV         UAV      UAV        372,162         29,138        343,024     1.30
   224        GCFP        423,616       74,339     349,277     1.31        478,956        103,677        375,279     1.40
   225        SBRC      1,288,912      874,554     414,358     1.51      1,275,307        861,005        414,302     1.51
   226        AMCC        532,109      126,246     405,863     1.67        529,714        126,206        403,508     1.66
   227        GCFP            UAV          UAV         UAV      UAV        401,140         39,504        361,636     1.47
   228        GCFP            UAV          UAV         UAV      UAV        423,429         68,313        355,116     1.42

 CONTROL    MORTGAGE
 NUMBER    LOAN SELLER   U/W NCF      U/W NCF DSCR
----------------------------------------------------
   165        SBRC       683,851          1.20
   166        GCFP       672,924          1.27
   167        GCFP       797,526          1.40
   168        SBRC       811,726          1.69
   169        SBRC       648,256          1.26
   170        SBRC       618,408          1.30
   171        SBRC       631,345          1.20
   172        GCFP       586,305          1.26
   173        SBRC       598,204          1.32
   174        GCFP       650,867          1.43
   175        SBRC       578,859          1.25
   176        AMCC       640,859          1.30
   177        AMCC       540,176          1.27
   178        AMCC       590,255          1.22
   179        SBRC       573,074          1.26
   180        SBRC       505,771          1.21
   181        SBRC       550,634          1.26
   182        AMCC       480,764          1.20
   183        SBRC       469,669          1.22
   184        AMCC       473,029          1.23
   185        SBRC       532,560          1.20
   186        SBRC       536,838          1.29
   187        AMCC       556,048          1.28
   188        SBRC       471,934          1.22
   189        GCFP       537,832          1.45
   190        GCFP       549,137          1.38
   191        AMCC       476,950          1.33
   192        AMCC       466,574          1.25
   193        AMCC       483,111          1.33
   194        SBRC       470,672          1.31
   195        SBRC       499,256          1.43
   196        AMCC       562,113          1.25
   197        GCFP       503,770          1.47
   198        GCFP       477,490          1.37
   199        GCFP       425,579          1.25
   200        SBRC       437,666          1.24
   201        AMCC       433,470          1.24
   202        SBRC       434,134          1.24
   203        SBRC       431,917          1.26
   204        GCFP       549,746          1.55
   205        GCFP       418,393          1.35
   206        GCFP       435,558          1.39
   207        SBRC       408,283          1.27
   208        GCFP       533,753          1.65
   209        SBRC       361,997          1.28
   210        GCFP       373,563          1.20
   211        AMCC       356,222          1.21
   212        SBRC       482,653          1.54
   213        SBRC       358,836          1.30
   214        GCFP       504,178          1.44
   215        SBRC       317,616          1.18
   216        SBRC       362,593          1.26
   217        SBRC       383,970          1.25
   218        SBRC       372,881          1.20
   219        AMCC       383,280          1.36
   220        GCFP       351,555          1.26
   221        SBRC       346,448          1.30
   222        GCFP       351,251          1.25
   223        GCFP       331,524          1.26
   224        GCFP       356,348          1.33
   225        SBRC       333,521          1.22
   226        AMCC       357,054          1.47
   227        GCFP       341,110          1.38
   228        GCFP       336,023          1.35

       MORTAGED REAL PROPERTY 2000 AND UNDERWRITTEN FINANCIAL INFORMATION


 CONTROL    MORTGAGE                                                           2000            2000 STATEMENT       2000 STATEMENT
 NUMBER    LOAN SELLER              LOAN / PROPERTY NAME                   STATEMENT TYPE     NUMBER OF MONTHS       ENDING DATE
-----------------------------------------------------------------------------------------------------------------------------------
   229        SBRC      33 Upton Drive                                       Full Year               12                 12/31/00
   230        SBRC      Park Villa Apartments                               Trailing 12              12                 10/31/00
   231        GCFP      372 West Ontario Building                            Full Year               12                 12/31/00
   232        SBRC      White Pine Shopping Center                           Full Year               12                 12/31/00
   233        GCFP      Eckerd Drugstore                                     Full Year               12                 12/31/00
   234        GCFP      Eckerd Waldorf                                       Full Year               12                 12/31/00
   235        GCFP      1000 North Jefferson Street                             UAV                 UAV                   UAV
   236        SBRC      Continental Apartments                               Full Year               12                 12/31/00
   237        GCFP      7537 West Thomas Road                                Full Year               12                 12/31/00
   238        AMCC      East Valley (aka Greenfield) Business Center         Full Year               12                 12/31/00
   239        AMCC      Lanier Commons Shopping Center                       Full Year               12                 12/31/00
   240        AMCC      Shawnee Medical Office                                  UAV                 UAV                   UAV
   241        AMCC      Stanwood/Camano Village                              Full Year               12                 12/31/00
                        Professional Center
   242        AMCC      Office Depot                                            UAV                 UAV                   UAV
   243        GCFP      100 DeVilbiss Drive                                     UAV                 UAV                   UAV
   244        GCFP      Palm Crest Apartments                                Annualized              6                  02/28/01
-----------------------------------------------------------------------------------------------------------------------------------
   245        GCFP      Newton & Wellesley Portfolio
  245a                  571 Washington Street                                Full Year               12                 12/31/00
  245b                  739 Beacon Street                                    Full Year               12                 12/31/00
-----------------------------------------------------------------------------------------------------------------------------------
   246        AMCC      Shelton Park Apartments                              Full Year               12                 12/31/00
   247        SBRC      Tatum Ranch Center                                      UAV                 UAV                   UAV
   248        GCFP      1516 East Bethany Home Road                          Annualized              11                 12/31/00
   249        GCFP      Wynnton Apartments                                   Annualized              10                 12/31/00
   250        GCFP      AA Access Self Storage                              Trailing 12              12                 10/31/00
   251        AMCC      80 Smith Street                                         UAV                 UAV                   UAV
   252        SBRC      Park at Palmdale                                     Full Year               12                 12/31/00
   253        SBRC      302 West 12th Street                                 Full Year               12                 12/31/00
   254        GCFP      Ashley Diane and Woodlawn Apartments                 Annualized              10                 10/31/00
   255        AMCC      Orangewood Industrial                                   UAV                 UAV                   UAV
   256        AMCC      Trace Creek Shopping Center                             UAV                 UAV                   UAV
   257        AMCC      19 Industrial Avenue                                 Full Year               12                 12/31/00
   258        GCFP      2980 Northwest 74th Avenue                              UAV                 UAV                   UAV
   259        GCFP      Baumann Industrial Plaza                            Partial Year             10                 10/31/00
   260        AMCC      Randall Ridge Apartments                             Full Year               12                 12/31/00
   261        GCFP      San Jacinto Manor                                    Full Year               12                 12/31/00
   262        AMCC      Maywood Retail Center                                Full Year               12                 12/31/00
   263        GCFP      Lamps Plus                                           Full Year               12                 12/31/00
   264        AMCC      Jackson Square Apartments                            Full Year               12                 12/15/00
   265        AMCC      Comcast Facility                                        UAV                 UAV                   UAV
   266        AMCC      Montlimar Square Office Building                     Annualized              11                 11/30/00
   267        GCFP      5th Street Center                                    Annualized              9                  09/30/00
   268        AMCC      Grant Road Place                                     Full Year               12                 12/31/00
   269        GCFP      4101 Calloway Drive                                     UAV                 UAV                   UAV
   270        AMCC      2201-2221 Hillside Avenue                            Full Year               12                 12/31/00
   271        AMCC      10200 Riverside Drive Office Building                Full Year               12                 12/31/00
   272        GCFP      Market Street Apartments                             Full Year               12                 12/31/00
   273        AMCC      Exxon/ IHOP                                          Full Year               12                 12/31/00
   274        AMCC      Glenwood Plaza                                       Full Year               12                 12/31/00
   275        AMCC      Oceanside Industrial                                 Full Year               12                 12/31/00
   276        AMCC      Jewell Street Apartments                             Full Year               12                 12/31/00
   277        AMCC      Yellowstone Shopping Center                          Full Year               12                 12/31/00
   278        AMCC      Panther Square                                       Full Year               12                 12/31/00
   279        AMCC      Goose Creek Shopping Center                          Full Year               12                 12/31/00
   280        AMCC      La Sabre Apartments                                  Full Year               12                 12/31/00
   281        AMCC      Forrest Court Apartments                             Full Year               12                 12/31/00
   282        AMCC      Hampton Court Apartments                             Full Year               12                 12/31/00
   283        AMCC      Sierra Vista CSK Store                               Full Year               12                 12/31/00

 CONTROL    MORTGAGE      2000         2000                    2000                                                  U/W
 NUMBER    LOAN SELLER  REVENUES     EXPENSES    2000 NOI    NOI DSCR   U/W REVENUES   U/W EXPENSES     U/W NOI    NOI DSCR
----------------------------------------------------------------------------------------------------------------------------
   229        SBRC        301,255       67,868   233,387       0.93         455,418         97,173      358,246      1.42
   230        SBRC        532,597      262,556   270,041       1.14         587,969        272,533      315,436      1.33
   231        GCFP        773,465      312,563   460,902       1.88         700,894        338,305      362,589      1.48
   232        SBRC        395,555       64,148   331,407       1.32         395,987         66,053      329,934      1.31
   233        GCFP        256,933        6,028   250,905       1.01         325,428          9,763      315,665      1.27
   234        GCFP        249,632            0   249,632       1.08         328,948          9,868      319,080      1.39
   235        GCFP            UAV          UAV       UAV        UAV         302,000         10,770      291,230      1.27
   236        SBRC        674,224      393,122   281,102       1.18         691,336        372,079      319,257      1.34
   237        GCFP        397,177       27,216   369,961       1.70         357,459         16,798      340,661      1.57
   238        AMCC        375,957       76,630   299,327       1.29         536,784        147,794      388,990      1.68
   239        AMCC        475,447       99,433   376,014       1.83         428,908        104,093      324,815      1.58
   240        AMCC            UAV          UAV       UAV        UAV         423,547        111,130      312,417      1.40
   241        AMCC        274,009       59,394   214,615       1.05         382,408         96,553      285,855      1.39

   242        AMCC            UAV          UAV       UAV        UAV         495,317         76,171      419,146      2.15
   243        GCFP            UAV          UAV       UAV        UAV         315,503         14,620      300,883      1.62
   244        GCFP        405,562      148,315   257,247       1.46         416,576        174,030      242,546      1.38
----------------------------------------------------------------------------------------------------------------------------
   245        GCFP                               283,831       1.59                                     273,511      1.54
  245a                    246,860       77,496   169,364                    239,643         71,499      168,144
  245b                    159,114       44,647   114,467                    152,514         47,146      105,368
----------------------------------------------------------------------------------------------------------------------------
   246        AMCC        506,742      199,705   307,037       1.79         495,079        247,514      247,565      1.44
   247        SBRC            UAV          UAV       UAV        UAV         309,017         62,545      246,473      1.40
   248        GCFP        455,065      201,782   253,283       1.36         466,633        201,554      265,079      1.43
   249        GCFP        390,140      154,944   235,196       1.44         384,518        160,812      223,706      1.37
   250        GCFP        396,250       91,295   304,955       1.92         369,692        116,109      253,583      1.59
   251        AMCC            UAV          UAV       UAV        UAV         334,118         98,383      235,735      1.49
   252        SBRC        373,772      140,746   233,026       1.46         408,933        148,752      260,181      1.63
   253        SBRC        293,498       95,002   198,496       1.42         282,619        101,416      181,204      1.30
   254        GCFP        258,910       90,770   168,140       1.15         291,954         97,698      194,256      1.33
   255        AMCC            UAV          UAV       UAV        UAV         277,960         68,333      209,627      1.45
   256        AMCC            UAV          UAV       UAV        UAV         219,740         33,485      186,255      1.44
   257        AMCC        355,331      105,373   249,958       1.73         333,251        115,815      217,436      1.50
   258        GCFP            UAV          UAV       UAV        UAV         276,389         75,510      200,879      1.52
   259        GCFP        191,927       31,834   160,093       1.28         219,173         39,523      179,650      1.44
   260        AMCC        290,221      110,927   179,294       1.32         305,131        123,547      181,584      1.33
   261        GCFP      3,126,034    2,366,098   759,936       5.72       2,969,732      2,405,929      563,803      4.24
   262        AMCC        426,038       73,457   352,581       3.18         358,237        108,365      249,872      2.26
   263        GCFP        297,282       17,991   279,291       2.51         319,010         39,336      279,674      2.51
   264        AMCC        405,466      230,456   175,010       1.59         416,117        252,434      163,683      1.49
   265        AMCC            UAV          UAV       UAV        UAV         190,837         25,485      165,352      1.38
   266        AMCC        274,059       93,567   180,492       1.63         263,812         97,534      166,278      1.51
   267        GCFP        283,976       96,961   187,015       1.61         276,164         96,987      179,177      1.55
   268        AMCC        272,861       94,535   178,326       1.65         273,506         89,745      183,761      1.70
   269        GCFP            UAV          UAV       UAV        UAV         141,329          4,240      137,089      1.23
   270        AMCC        312,130       92,509   219,621       2.06         328,714        132,203      196,511      1.84
   271        AMCC        303,403       69,761   233,642       2.33         264,378         84,246      180,132      1.80
   272        GCFP        185,811       64,121   121,690       1.55         172,573         63,976      108,597      1.38
   273        AMCC        155,064            0   155,064       1.56         152,950          3,824      149,126      1.50
   274        AMCC        267,753      131,169   136,584       1.49         254,720        108,872      145,848      1.59
   275        AMCC        358,344      158,213   200,131       2.29         341,634        177,439      164,195      1.88
   276        AMCC        173,820       19,298   154,522       1.98         141,259         38,390      102,869      1.32
   277        AMCC        164,622       29,324   135,298       1.91         172,189         41,981      130,208      1.84
   278        AMCC        151,557       20,949   130,608       1.82         163,889         31,291      132,598      1.85
   279        AMCC        142,892       66,376    76,516       1.10         150,111         39,618      110,493      1.59
   280        AMCC        148,932       80,346    68,586       1.65         149,798         79,514       70,284      1.69
   281        AMCC        238,805      161,012    77,793       1.41         255,360        169,368       85,992      1.56
   282        AMCC        126,583       92,150    34,433       0.61         123,405         51,058       72,347      1.29
   283        AMCC         64,279            0    64,279       1.39          61,066          1,832       59,234      1.28

 CONTROL    MORTGAGE
 NUMBER    LOAN SELLER   U/W NCF      U/W NCF DSCR
----------------------------------------------------
   229        SBRC       317,171          1.26
   230        SBRC       295,288          1.25
   231        GCFP       332,488          1.36
   232        SBRC       311,275          1.24
   233        GCFP       310,211          1.25
   234        GCFP       315,126          1.37
   235        GCFP       285,182          1.25
   236        SBRC       284,380          1.19
   237        GCFP       329,816          1.52
   238        AMCC       340,503          1.47
   239        AMCC       284,078          1.38
   240        AMCC       282,118          1.27
   241        AMCC       256,976          1.25

   242        AMCC       409,152          2.10
   243        GCFP       234,291          1.26
   244        GCFP       231,194          1.31
----------------------------------------------------
   245        GCFP       242,164          1.36
  245a                   141,153
  245b                   101,012
----------------------------------------------------
   246        AMCC       221,665          1.29
   247        SBRC       231,019          1.31
   248        GCFP       232,165          1.25
   249        GCFP       205,668          1.26
   250        GCFP       241,571          1.52
   251        AMCC       202,397          1.28
   252        SBRC       219,272          1.38
   253        SBRC       174,157          1.25
   254        GCFP       181,885          1.25
   255        AMCC       179,158          1.24
   256        AMCC       174,713          1.35
   257        AMCC       185,833          1.28
   258        GCFP       180,971          1.37
   259        GCFP       161,118          1.29
   260        AMCC       170,304          1.25
   261        GCFP       535,003          4.02
   262        AMCC       226,207          2.04
   263        GCFP       263,752          2.37
   264        AMCC       137,683          1.25
   265        AMCC       154,851          1.29
   266        AMCC       137,425          1.24
   267        GCFP       155,258          1.34
   268        AMCC       140,112          1.29
   269        GCFP       135,504          1.21
   270        AMCC       178,613          1.68
   271        AMCC       148,897          1.49
   272        GCFP        99,347          1.26
   273        AMCC       142,803          1.44
   274        AMCC       131,534          1.43
   275        AMCC       140,288          1.60
   276        AMCC        99,700          1.28
   277        AMCC       114,361          1.61
   278        AMCC       120,270          1.67
   279        AMCC        98,887          1.42
   280        AMCC        59,484          1.43
   281        AMCC        72,192          1.31
   282        AMCC        67,797          1.21
   283        AMCC        55,347          1.20

           MORTGAGE LOAN / MORTGAGED REAL PROPERTY ESCROW INFORMATION


                                                                                                                  ESCROWED
                                                                                 RECOM-              ESCROWED     REPLACE-
                                                                                 MENDED     U/W      REPLACE-       MENT
                                                                                 ANNUAL    ANNUAL      MENT       RESERVES
         MORTGAGE                                           TAXES    INSURANCE  REPLACE-  REPLACE-   RESERVES      CURRENT
CONTROL    LOAN                                           CURRENTLY  CURRENTLY    MENT      MENT      INITIAL      ANNUAL
NUMBER    SELLER   LOAN / PROPERTY NAME                    ESCROWED   ESCROWED  RESERVES  RESERVES    DEPOSIT      DEPOSIT
---------------------------------------------------------------------------------------------------------------------------
  101      SBRC    Atrium at Highpoint                       Yes        Yes        1,540    42,586            0      42,600
  102      GCFP    Van Ness Post Centre                      Yes        Yes       10,743    21,703            0      21,840

  103      GCFP    90 William Street                         Yes        Yes       21,412    41,599            0      41,790
  104      GCFP    Ironwood Apartments                       Yes        Yes       43,458    43,458        7,244      43,464
  105      AMCC    Savi Ranch Center                         Yes        Yes        6,083    22,622            0      22,601

  106      GCFP    Union Square Marketplace Shopping         Yes        Yes       39,839    39,839        3,319      39,828
                   Center
  107      GCFP    Sterling Plaza Shopping Center            Yes        Yes       30,839    30,839        2,570      30,840
  108      GCFP    Metro Park                                Yes        Yes       11,677    32,276        1,614      19,368
  109      SBRC    Plaza Gardens                             Yes        Yes       34,631    45,000            0      40,000
  110      AMCC    400 Valley Road                           Yes        Yes       11,231    26,090            0      26,090
  111      GCFP    Greenhouse Marketplace Shopping           Yes        Yes       24,164    24,164        2,014      24,168
                   Center
  112      AMCC    Dry Creek Medical Office Building         Yes        Yes        6,781    15,483            0      15,484
  113      SBRC    Summit Ridge Business Park                Yes        Yes        8,533    26,768            0      26,760
  114      AMCC    Fenton Marketplace                        Yes        No         3,019     7,558            0       5,039


  115      SBRC    Crossroads Shopping Center                Yes        Yes       24,521    29,622            0      30,660
  116      SBRC    Westford Technology Park II               Yes        Yes        2,006    15,719            0      15,719
  117      GCFP    Telephone Road Plaza                      Yes        Yes       23,877    23,877        3,980      23,880


  118      SBRC    95 Metcalf Square                         Yes        Yes       25,225    30,855            0      30,980
  119      SBRC    The Corporate Forum                       Yes        Yes       20,100    36,572            0      36,612
  120      SBRC    Coral Palm Plaza                          Yes        Yes        8,333    20,390            0      20,400
  121      SBRC    Shaker Square Shopping Center             Yes        Yes        5,839    11,498            0      11,498
  122      AMCC    Tucker Pointe Townhomes                   Yes        Yes       15,104    35,250            0      35,250
  123      SBRC    Peninsula Storage Center                  Yes        Yes        1,369     7,945            0       7,945
  124      GCFP    Washington Corners                        Yes        Yes        2,734     8,975            0       8,975
  125      GCFP    Parkwood Plaza Shopping Center            Yes        Yes        6,513    11,785        1,964      11,785

  126      SBRC    Bent Tree Apartments                      Yes        No        68,988    68,544            0      68,502
  127      GCFP    Quail Run                                 Yes        Yes       11,251    17,000            0      17,000
  128      SBRC    1050 Wall Street West                     Yes        Yes       20,000    24,824            0      24,824
  129      SBRC    Shadow Ridge Apartments                   Yes        Yes       60,124    68,724            0      68,724
  130      SBRC    270 Billerica Road                        Yes        No        12,300    15,000            0      15,000
  131      SBRC    Regency Park Plaza                        Yes        No        34,292    13,213            0      13,213
  132      SBRC    Farm Glen Executive Park                  Yes        Yes       23,900    23,783            0      23,782
  133      GCFP    Vineyard Shopping Center                  Yes        Yes       17,849    23,005        1,918      23,016
  134      SBRC    Annandale Gardens                         Yes        Yes       30,529    41,400            0      36,804
  135      GCFP    Westfield Stop & Shop                     No         No         1,785    10,324            0       6,663
  136      GCFP    La Paz Shopping Center                    Yes        Yes       22,270    14,648        2,585      14,648
  137      GCFP    Midway Plaza                              Yes        Yes        2,530     4,363        1,091       4,363

  138      GCFP    4455-4461 West Vine Street                Yes        Yes        1,205     1,815          454       1,815
  139      GCFP    6600-6602 International Drive             Yes        Yes          893       893          223         893
  140      GCFP    390 North Moorpark Road                   No         No        11,994    11,994        2,000      12,000
  141      SBRC    Bowles Village Shopping Center            Yes        Yes        4,329    11,244            0           0
  142      SBRC    Orchard Hardware Plaza                    Yes        Yes       15,333    21,401            0      21,401
  143      SBRC    Waldbaums Supermarket (A&P) -             Yes        No         3,243     8,941            0       8,941
                   Lindenhurst, NY
  144      SBRC    6820 Shingle Creek Parkway                Yes        Yes        2,125    21,938            0      21,938
  145      SBRC    6840 Shingle Creek Parkway                Yes        Yes       58,874    16,864            0      16,864
  146      SBRC    Long Beach Corporate Square               Yes        Yes        8,278    19,065            0      19,065
  147      GCFP    125 Middlesex Turnpike                    Yes        Yes       11,939    22,050       69,000      22,050
  148      SBRC    Regents Walk                              Yes        Yes       63,883    58,000            0      57,996
  149      SBRC    Waldbaums Supermarket (A&P) -             Yes        No        22,515     6,858  187,880 LOC       6,858
                   Huntington, NY
  150      SBRC    The Promenade Building                    Yes        Yes        5,763     8,531            0       8,531
  151      SBRC    Mitchell Lofts                            Yes        Yes       14,148    19,750            0      17,222
  152      GCFP    1212 Boston Post Road                     Yes        Yes        4,799     9,240            0       9,240
  153      AMCC    Savon Drug & Office Depot                 No         Yes        1,500     4,285            0       4,291
  154      SBRC    Landmark Entertainment Building           Yes        Yes        5,981     7,820            0       7,820
  155      AMCC    Hacienda Vallecitos Senior                Yes        Yes       22,980    26,000            0      20,800
                   Apartments
  156      SBRC    A&P Supermarket - Howard                  Yes        No        15,705     5,086  127,428 LOC       5,086
                   Beach, NY
  157      SBRC    Maxwell Village Shopping Center           Yes        Yes       23,750    15,292            0           0
  158      AMCC    Downtowner Office Building                Yes        Yes        2,238    10,760            0      10,760
  159      SBRC    Woodview Apartments                       Yes        Yes       13,090    27,000            0      27,000
  160      SBRC    275 Dan Road                              Yes        No        15,470    14,980            0      14,980
  161      SBRC    Los Gatos Professional Building           Yes        Yes        3,940     6,524            0       6,524
  162      GCFP    Candlewood Suites - Dallas Market         Yes        Yes       54,935   105,456       11,140  5% Revenue
                   Center
  163      SBRC    Shady Oak I                               Yes        Yes            0    13,500            0      13,500
  164      SBRC    Golden Valley II                          Yes        Yes       48,897    14,094            0      14,094

                                                  ESCROWED
                    RECOM-             ESCROWED   REPLACE-                                                           ESCROWED
                    MENDED     U/W     REPLACE-     MENT                              ESCROWED            ESCROWED    TI/LC
                    ANNUAL    ANNUAL     MENT     RESERVES               ESCROWED      TI/LC      U/W      TI/LC     RESERVES
                   REPLACE-  REPLACE-  RESERVES    CURRENT     U/W        TI/LC       RESERVES   ANNUAL   RESERVES    CURRENT
         MORTGAGE    MENT      MENT     INITIAL    ANNUAL     ANNUAL     RESERVES      CURRENT   TI/LC     INITIAL    ANNUAL
CONTROL    LOAN    RESERVES  RESERVES   DEPOSIT    DEPOSIT     TI/LC      INITIAL      ANNUAL   RESERVES   DEPOSIT    DEPOSIT
NUMBER    SELLER   PSF/UNIT  PSF/UNIT  PSF/UNIT   PSF/UNIT   RESERVES     DEPOSIT      DEPOSIT  PSF/UNIT  PSF/UNIT   PSF/UNIT
-----------------------------------------------------------------------------------------------------------------------------
  101      SBRC       0.01      0.20     0.00       0.20      345,535  2,000,000 LOC   120,000     1.62    9.39 LOC     0.56
  102      GCFP       0.10      0.20     0.00       0.20      142,382    500,000 LOC   223,810     1.31    4.61 LOC     2.06

  103      GCFP       0.12      0.24     0.00       0.24      240,582         20,049   240,582     1.39     0.12        1.39
  104      GCFP        151       151    25.15        151          NAP            NAP       NAP      NAP      NAP         NAP
  105      AMCC       0.04      0.15     0.00       0.15       35,130        100,000         0     0.23     0.66        0.00

  106      GCFP       0.21      0.21     0.02       0.21      102,554        225,000         0     0.54     1.19        0.00

  107      GCFP       0.20      0.20     0.02       0.20       78,089          6,519    78,228     0.51     0.04        0.51
  108      GCFP       0.09      0.25     0.01       0.15      207,611         10,834   129,996     1.61     0.08        1.01
  109      SBRC        173       225     0.00        200          NAP            NAP       NAP      NAP      NAP         NAP
  110      AMCC       0.09      0.20     0.00       0.20      198,881    300,000 LOC   163,060     1.52    2.30 LOC     1.25
  111      GCFP       0.23      0.23     0.02       0.23       66,830          5,600    67,200     0.65     0.05        0.65

  112      AMCC       0.09      0.20     0.00       0.20      122,227        200,000         0     1.58     2.58        0.00
  113      SBRC       0.06      0.20     0.00       0.20      175,080              0   133,836     1.31     0.00        1.00
  114      AMCC       0.06      0.15     0.00       0.10       57,811        270,000         0     1.15     5.36        0.00


  115      SBRC       0.12      0.15     0.00       0.16      112,562          9,353   112,241     0.57     0.05        0.57
  116      SBRC       0.02      0.15     0.00       0.15      166,003              0   104,790     1.58     0.00        1.00
  117      GCFP       0.20      0.20     0.03       0.20       79,567    138,414 LOC    80,485     0.66    1.15 LOC     0.67


  118      SBRC       0.16      0.20     0.00       0.20      239,230              0   316,857     1.55     0.00        2.05
  119      SBRC       0.11      0.20     0.00       0.20      275,188              0   127,824     1.50     0.00        0.70
  120      SBRC       0.06      0.15     0.00       0.15       96,575              0    77,157     0.71     0.00        0.57
  121      SBRC       0.08      0.15     0.00       0.15       29,196              0    29,196     0.38     0.00        0.38
  122      AMCC        107       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  123      SBRC       0.02      0.10     0.00       0.10          NAP            NAP       NAP      NAP      NAP         NAP
  124      GCFP       0.05      0.15     0.00       0.15       49,657        150,000         0     0.83     2.51        0.00
  125      GCFP       0.08      0.15     0.02       0.15       39,494        150,347    39,580     0.50     1.91        0.50

  126      SBRC        252       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  127      GCFP      33.09     50.00     0.00      50.00          NAP            NAP       NAP      NAP      NAP         NAP
  128      SBRC       0.16      0.20     0.00       0.20      179,458              0   179,458     1.45     0.00        1.45
  129      SBRC        218       249     0.00        249          NAP            NAP       NAP      NAP      NAP         NAP
  130      SBRC       0.12      0.15     0.00       0.15       90,000        750,000         0     0.90     7.50        0.00
  131      SBRC       0.39      0.15     0.00       0.15       59,527              0    44,043     0.68     0.00        0.50
  132      SBRC       0.20      0.20     0.00       0.20      179,062              0   183,862     1.51     0.00        1.55
  133      GCFP       0.12      0.15     0.01       0.15       81,564          6,797    81,564     0.53     0.04        0.53
  134      SBRC        166       225     0.00        200          NAP            NAP       NAP      NAP      NAP         NAP
  135      GCFP       0.03      0.16     0.00       0.10       20,260              0         0     0.31     0.00        0.00
  136      GCFP       0.26      0.17     0.03       0.17       29,230        400,000    29,229     0.34     4.64        0.34
  137      GCFP       0.09      0.15     0.04       0.15       17,194          1,433    17,194     0.59     0.05        0.59

  138      GCFP       0.10      0.15     0.04       0.15        5,602            467     5,602     0.46     0.04        0.46
  139      GCFP       0.19      0.19     0.05       0.19        4,416            368     4,416     0.95     0.08        0.95
  140      GCFP       0.21      0.21     0.03       0.21       11,874          1,979    11,875     0.20     0.03        0.20
  141      SBRC       0.05      0.13     0.00       0.00       63,723              0         0     0.72     0.00        0.00
  142      SBRC       0.11      0.15     0.00       0.15       47,035              0    46,423     0.32     0.00        0.32
  143      SBRC       0.05      0.15     0.00       0.15       29,804    490,560 LOC         0     0.50    8.23 LOC     0.00

  144      SBRC       0.01      0.15     0.00       0.15       58,892              0    55,000     0.40     0.00        0.38
  145      SBRC       0.52      0.15     0.00       0.15       44,987              0    35,000     0.40     0.00        0.31
  146      SBRC       0.09      0.20     0.00       0.20       85,337        375,000         0     0.90     3.93        0.00
  147      GCFP       0.08      0.15     0.47       0.15       45,570        500,000    45,576     0.31     3.40        0.31
  148      SBRC        275       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  149      SBRC       0.49      0.15   4.11 LOC     0.15       22,861    471,348 LOC         0     0.50   10.31 LOC     0.00

  150      SBRC       0.14      0.20     0.00       0.20       40,112              0         0     0.94     0.00        0.00
  151      SBRC        179       250     0.00        218          NAP            NAP       NAP      NAP      NAP         NAP
  152      GCFP       0.08      0.16     0.00       0.16       15,606              0         0     0.26     0.00        0.00
  153      AMCC       0.04      0.10     0.00       0.10            0              0         0     0.00     0.00        0.00
  154      SBRC       0.15      0.20     0.00       0.20       81,241              0    81,241     2.08     0.00        2.08
  155      AMCC        221       250     0.00        200          NAP            NAP       NAP      NAP      NAP         NAP

  156      SBRC       0.46      0.15   3.76 LOC     0.15       16,952    424,234 LOC         0     0.50   12.51 LOC     0.00

  157      SBRC       0.24      0.16     0.00       0.00       66,309              0         0     0.67     0.00        0.00
  158      AMCC       0.04      0.20     0.00       0.20       57,514    400,000 LOC    53,800     1.07    7.43 LOC     1.00
  159      SBRC        109       225     0.00        225          NAP            NAP       NAP      NAP      NAP         NAP
  160      SBRC       0.15      0.15     0.00       0.15       72,073        200,000   100,000     0.72     2.00        1.00
  161      SBRC       0.12      0.20     0.00       0.20       32,620              0         0     1.00     0.00        0.00
  162      GCFP        366       703    74.27    5% Revenue       NAP            NAP       NAP      NAP      NAP         NAP

  163      SBRC       0.00      0.15     0.00       0.15       38,605              0    35,000     0.43     0.00        0.39
  164      SBRC       0.52      0.15     0.00       0.15       38,935              0    35,000     0.41     0.00        0.37

           MORTGAGE LOAN / MORTGAGED REAL PROPERTY ESCROW INFORMATION


                                                                                                                  ESCROWED
                                                                                 RECOM-              ESCROWED     REPLACE-
                                                                                 MENDED     U/W      REPLACE-       MENT
                                                                                 ANNUAL    ANNUAL      MENT       RESERVES
         MORTGAGE                                           TAXES    INSURANCE  REPLACE-  REPLACE-   RESERVES      CURRENT
CONTROL    LOAN                                           CURRENTLY  CURRENTLY    MENT      MENT      INITIAL      ANNUAL
NUMBER    SELLER   LOAN / PROPERTY NAME                    ESCROWED   ESCROWED  RESERVES  RESERVES    DEPOSIT      DEPOSIT
---------------------------------------------------------------------------------------------------------------------------
  165      SBRC    A&P Supermarket - Silver Spring           Yes        No           500     9,694            0       9,694

  166      GCFP    Mountain View Plaza                       Yes        Yes        5,758     6,364          530       6,364
  167      GCFP    Crowne Plaza Dayton                       Yes        Yes      132,301   274,434            0  4% Revenue
  168      SBRC    764 Miami Circle                          Yes        Yes       13,913    14,047            0           0
  169      SBRC    Sagepointe Center                         Yes        Yes       17,704    17,368            0      15,325
  170      SBRC    705 Westech Office Building               Yes        Yes        7,500    14,200            0      14,200
  171      SBRC    A&P Supermarket - Hoboken, NJ             Yes        No         1,171     4,695            0       4,695

  172      GCFP    Century Office Building                   Yes        Yes        4,789     9,335            0       9,359
  173      SBRC    2282-2286 Broadway                        Yes        Yes          463     1,036            0       1,036
  174      GCFP    EXECUCENTER                               Yes        Yes        8,030    11,097        1,850      11,100
  175      SBRC    Sheridan Park Apartments                  Yes        Yes       34,200    34,800            0           0
  176      AMCC    Gart Sports                               Yes        Yes        4,129     9,089            0       9,089
  177      AMCC    Park Place Apartments                     Yes        Yes       45,330    60,000            0      50,004
  178      AMCC    Hilby Station Apartments                  Yes        Yes       21,411    28,665            0           0
  179      SBRC    11511 Katy Freeway                        Yes        Yes       14,697    17,132            0      17,149
  180      SBRC    PharmaResearch Office Building            Yes        Yes        8,337     9,480            0       9,840
  181      SBRC    151 West Street                           Yes        Yes        1,520     7,188            0       7,237
  182      AMCC    Rivercrest Apartments                     Yes        Yes       11,029    18,800            0           0
  183      SBRC    Sunrise Pointe Apartments                 Yes        Yes       10,536    26,000            0      18,000
  184      AMCC    Cascade Woods Apartments                  Yes        Yes       14,462    18,400            0      18,400
  185      SBRC    Fresh Fields Supermarket (A&P) -          Yes        No         1,227     5,966            0       5,966
                   Ocean City, NJ
  186      SBRC    Deer Valley Marketplace                   Yes        Yes        1,184     4,962            0       4,962
  187      AMCC    Best Buy - Jacksonville                   No         No         6,563     7,767            0           0
  188      SBRC    Wilburton Office Building                 Yes        Yes        2,250     4,440            0       4,740
  189      GCFP    North Melrose Self Storage                Yes        Yes        1,730    12,090            0           0
  190      GCFP    Menlo Office Buildings                    Yes        Yes        1,918     4,832          403       4,836
  191      AMCC    Amber Fields Apartments                   Yes        Yes       11,182    27,000            0      27,000

  192      AMCC    Reservoir Distribution Center             Yes        Yes        8,640    11,025            0      11,025
  193      AMCC    Rancho San Diego Business Park            Yes        Yes       15,538    18,050            0      18,050
  194      SBRC    Foxborough Business Park                  Yes        Yes        8,520    19,207            0      19,207
  195      SBRC    1178 Sonora Court                         Yes        Yes          746     3,888            0       3,888
  196      AMCC    Sandia Plaza                              Yes        Yes        4,960    10,263            0           0

  197      GCFP    Madison Crossing Shopping Center          Yes        Yes        2,961     9,486          791       9,492
  198      GCFP    645-655 Massachusetts Avenue,             Yes        Yes        1,955     8,327            0       8,327
                   10-50 Prospect Street, and
                   112-116 Bishop Allen Drive
  199      GCFP    Gateway Business Park Building D          Yes        Yes        1,724     8,035        1,339       8,035
  200      SBRC    Woodside Park Apartments                  Yes        Yes       23,470    24,000            0           0
  201      AMCC    1400 Manhattan Warehouse Building         Yes        Yes        5,626     9,112            0       9,112

  202      SBRC    Nashville Commons Shopping Center         Yes        Yes        2,833     8,415            0       5,610

  203      SBRC    10 Talcott Notch                          Yes        Yes       10,750    10,718            0      10,718
  204      GCFP    Cherry Creek 24 Hour Fitness Facility     Yes        No         2,420     3,618            0           0

  205      GCFP    Raymour & Flanigan Shopping Center        Yes        Yes        4,196    21,141        1,762      21,144

  206      GCFP    33 Las Colinas Lane                       Yes        Yes        1,510     3,762          627       3,761
  207      SBRC    Village Crossing Shopping Center          Yes        Yes        2,018     6,374            0       6,374
  208      GCFP    4015 Medina Road                          No         No             0     4,500            0           0
  209      SBRC    34-40 West 65th Street                    Yes        Yes        8,975    12,000        2,875      12,000
  210      GCFP    7930 Belt Line Road                       No         No           348     1,391          232       1,392
  211      AMCC    Hempstead Distribution Center             Yes        Yes       10,950    12,239            0      11,120
  212      SBRC    Crossroads West Apartments                Yes        Yes       45,655    45,924            0      45,924
  213      SBRC    Hilltop Apartments                        Yes        Yes       31,079    33,000            0      33,000
  214      GCFP    Ramada Limited - Northville               Yes        Yes       44,306    73,746            0      62,880
  215      SBRC    Woodcrest Mobile Home Estates             Yes        Yes       10,025     4,250            0       4,250
  216      SBRC    241 Peachtree Street                      Yes        Yes        8,675     8,900            0       8,900
  217      SBRC    Tech Surgical Center                      Yes        Yes        1,488     3,752            0       3,752
  218      SBRC    Waldbaums Supermarket (A&P) -             Yes        No        13,561     3,665  118,751 LOC       3,665
                   Valley Stream, NY
  219      AMCC    Center Trust Building                     Yes        Yes        4,835     5,335            0       2,934
  220      GCFP    Summit Square Shopping Center             Yes        Yes        1,459     4,428            0       4,428
  221      SBRC    Marmalade Square Apartments               Yes        Yes       14,044    25,000            0      25,000
  222      GCFP    Livermore Gateway Business Park           Yes        Yes        3,850     3,850            0       4,649


  223      GCFP    668 Stillwater Avenue                     Yes        No         3,674     4,369          728       4,369
  224      GCFP    Charleston Buffalo Plaza                  Yes        Yes        2,307     3,141          524       3,144
  225      SBRC    Harbor Center                             Yes        Yes        8,635     9,931            0       9,931
  226      AMCC    Boise Cascade Building                    Yes        Yes       11,150    12,540            0      12,540
  227      GCFP    5705 Johnston Street                      No         No         3,986     6,000            0           0
  228      GCFP    11114-11120 West Broad Street             Yes        Yes        1,393     3,406          568       3,406

                                                  ESCROWED
                    RECOM-             ESCROWED   REPLACE-                                                           ESCROWED
                    MENDED     U/W     REPLACE-     MENT                              ESCROWED            ESCROWED    TI/LC
                    ANNUAL    ANNUAL     MENT     RESERVES               ESCROWED      TI/LC      U/W      TI/LC     RESERVES
                   REPLACE-  REPLACE-  RESERVES    CURRENT     U/W        TI/LC       RESERVES   ANNUAL   RESERVES    CURRENT
         MORTGAGE    MENT      MENT     INITIAL    ANNUAL     ANNUAL     RESERVES      CURRENT   TI/LC     INITIAL    ANNUAL
CONTROL    LOAN    RESERVES  RESERVES   DEPOSIT    DEPOSIT     TI/LC      INITIAL      ANNUAL   RESERVES   DEPOSIT    DEPOSIT
NUMBER    SELLER   PSF/UNIT  PSF/UNIT  PSF/UNIT   PSF/UNIT   RESERVES     DEPOSIT      DEPOSIT  PSF/UNIT  PSF/UNIT   PSF/UNIT
-----------------------------------------------------------------------------------------------------------------------------
  165      SBRC       0.01      0.15     0.00       0.15       32,312    397,461 LOC         0     0.50    6.15 LOC     0.00

  166      GCFP       0.09      0.10     0.01       0.10       26,657          2,221    26,657     0.42     0.03        0.42
  167      GCFP        467       970     0.00    4% Revenue       NAP            NAP       NAP      NAP      NAP         NAP
  168      SBRC       0.17      0.17     0.00       0.00      133,259              0         0     1.61     0.00        0.00
  169      SBRC       0.17      0.17     0.00       0.15       28,001              0         0     0.27     0.00        0.00
  170      SBRC       0.11      0.20     0.00       0.20       88,239        200,000    88,750     1.24     2.82        1.25
  171      SBRC       0.04      0.15     0.00       0.15       15,650    359,208 LOC         0     0.50   11.48 LOC     0.00

  172      GCFP       0.10      0.20     0.00       0.20       69,308    150,000 LOC         0     1.48    3.21 LOC     0.00
  173      SBRC       0.09      0.20     0.00       0.20       16,404              0    15,939     3.17     0.00        3.08
  174      GCFP       0.14      0.20     0.03       0.20       58,358          9,726    58,357     1.05     0.18        1.05
  175      SBRC        295       300     0.00       0.00          NAP            NAP       NAP      NAP      NAP         NAP
  176      AMCC       0.07      0.15     0.00       0.15       35,687              0    27,266     0.59     0.00        0.45
  177      AMCC        227       300     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  178      AMCC        183       245     0.00       0.00          NAP            NAP       NAP      NAP      NAP         NAP
  179      SBRC       0.19      0.22     0.00       0.22       71,214              0    56,830     0.91     0.00        0.73
  180      SBRC       0.18      0.20     0.00       0.21       51,720              0    52,140     1.09     0.00        1.10
  181      SBRC       0.04      0.20     0.00       0.20       35,941              0         0     1.00     0.00        0.00
  182      AMCC        117       200     0.00       0.00          NAP            NAP       NAP      NAP      NAP         NAP
  183      SBRC        101       250     0.00        173          NAP            NAP       NAP      NAP      NAP         NAP
  184      AMCC        157       200     0.00        200          NAP            NAP       NAP      NAP      NAP         NAP
  185      SBRC       0.03      0.15     0.00       0.15       19,887    306,651 LOC         0     0.50    7.71 LOC     0.00

  186      SBRC       0.04      0.15     0.00       0.15       31,403              0         0     0.95     0.00        0.00
  187      AMCC       0.14      0.17     0.00       0.00            0              0         0     0.00     0.00        0.00
  188      SBRC       0.10      0.20     0.00       0.21       27,967              0    20,145     1.26     0.00        0.91
  189      GCFP       0.01      0.10     0.00       0.00          NAP            NAP       NAP      NAP      NAP         NAP
  190      GCFP       0.08      0.20     0.02       0.20       40,251          3,355    40,260     1.67     0.14        1.67
  191      AMCC        104       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP

  192      AMCC       0.08      0.10     0.00       0.10       22,143              0         0     0.20     0.00        0.00
  193      AMCC       0.19      0.22     0.00       0.22       18,578        210,000         0     0.22     2.51        0.00
  194      SBRC       0.07      0.15     0.00       0.15       50,674              0    43,276     0.40     0.00        0.34
  195      SBRC       0.04      0.20     0.00       0.20       12,034              0    34,021     0.62     0.00        1.75
  196      AMCC       0.07      0.15     0.00       0.00       50,205              0         0     0.73     0.00        0.00

  197      GCFP       0.05      0.15     0.01       0.15       30,126         66,000         0     0.48     1.04        0.00
  198      GCFP       0.07      0.31     0.00       0.31       31,815              0    31,680     1.18     0.00        1.18


  199      GCFP       0.03      0.15     0.02       0.15       42,873          7,146    42,873     0.80     0.13        0.80
  200      SBRC        293       300     0.00       0.00          NAP            NAP       NAP      NAP      NAP         NAP
  201      AMCC       0.06      0.10     0.00       0.10       37,221        400,000         0     0.41     4.39        0.00

  202      SBRC       0.05      0.15     0.00       0.10       17,249              0         0     0.31     0.00        0.00

  203      SBRC       0.22      0.22     0.00       0.22       63,483              0    48,720     1.30     0.00        1.00
  204      GCFP       0.07      0.10     0.00       0.00       19,465              0         0     0.54     0.00        0.00

  205      GCFP       0.04      0.20     0.02       0.20       47,903         56,540    53,232     0.45     0.53        0.50

  206      GCFP       0.08      0.20     0.03       0.20       18,809    227,000 LOC         0     1.00   12.07 LOC     0.00
  207      SBRC       0.05      0.15     0.00       0.15       26,588              0         0     0.63     0.00        0.00
  208      GCFP       0.00      0.15     0.00       0.00       23,304              0         0     0.78     0.00        0.00
  209      SBRC        187       250    59.90        250          NAP            NAP       NAP      NAP      NAP         NAP
  210      GCFP       0.03      0.10     0.02       0.10        4,335              0         0     0.31     0.00         NAP
  211      AMCC       0.10      0.11     0.00       0.10       25,023              0    11,120     0.23     0.00        0.10
  212      SBRC        258       259     0.00        259          NAP            NAP       NAP      NAP      NAP         NAP
  213      SBRC        235       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  214      GCFP        354       590     0.00        503          NAP            NAP       NAP      NAP      NAP         NAP
  215      SBRC        118     50.00     0.00      50.00          NAP            NAP       NAP      NAP      NAP         NAP
  216      SBRC       0.30      0.31     0.00       0.31       42,447              0    30,000     1.48     0.00        1.04
  217      SBRC       0.08      0.20     0.00       0.20       27,383              0    14,069     1.46     0.00        0.75
  218      SBRC       0.56      0.15   4.86 LOC     0.15       12,216    213,775 LOC         0     0.50    8.75 LOC     0.00

  219      AMCC       0.25      0.27     0.00       0.15       24,572        150,000    24,450     1.26     7.67        1.25
  220      GCFP       0.05      0.15     0.00       0.15       27,453          1,388    16,656     0.93     0.05        0.56
  221      SBRC        140       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  222      GCFP       0.08      0.08     0.00       0.10       32,008              0    18,594     0.68     0.00        0.40


  223      GCFP       0.13      0.15     0.02       0.15        7,131          1,189     7,131     0.24     0.04        0.24
  224      GCFP       0.09      0.12     0.02       0.12       15,790          2,637    15,828     0.62     0.10        0.62
  225      SBRC       0.17      0.20     0.00       0.20       70,850              0    70,908     1.43     0.00        1.43
  226      AMCC       0.09      0.10     0.00       0.10       33,914        100,000    30,120     0.27     0.80        0.24
  227      GCFP       0.13      0.20     0.00       0.00       14,526          2,422    14,532     0.48     0.08        0.48
  228      GCFP       0.08      0.20     0.03       0.20       15,687        150,000         0     0.92     8.81        0.00

           MORTGAGE LOAN / MORTGAGED REAL PROPERTY ESCROW INFORMATION


                                                                                                                  ESCROWED
                                                                                 RECOM-              ESCROWED     REPLACE-
                                                                                 MENDED     U/W      REPLACE-       MENT
                                                                                 ANNUAL    ANNUAL      MENT       RESERVES
         MORTGAGE                                           TAXES    INSURANCE  REPLACE-  REPLACE-   RESERVES      CURRENT
CONTROL    LOAN                                           CURRENTLY  CURRENTLY    MENT      MENT      INITIAL      ANNUAL
NUMBER    SELLER   LOAN / PROPERTY NAME                    ESCROWED   ESCROWED  RESERVES  RESERVES    DEPOSIT      DEPOSIT
---------------------------------------------------------------------------------------------------------------------------
  229      SBRC    33 Upton Drive                            Yes        No         4,596     7,991            0       7,991
  230      SBRC    Park Villa Apartments                     Yes        Yes       20,115    20,148            0      20,148
  231      GCFP    372 West Ontario Building                 Yes        Yes       10,081    10,081   10,000 LOC           0
  232      SBRC    White Pine Shopping Center                Yes        Yes        3,550     7,901            0       7,920
  233      GCFP    Eckerd Drugstore                          Yes        Yes          480     1,636            0       1,636
  234      GCFP    Eckerd Waldorf                            Yes        Yes          223       136       15,000           0
  235      GCFP    1000 North Jefferson Street               No         No           489     2,268          252       1,512
  236      SBRC    Continental Apartments                    Yes        Yes       27,120    34,877            0      34,865
  237      GCFP    7537 West Thomas Road                     Yes        Yes        3,147     3,147          536       3,216
  238      AMCC    East Valley (aka Greenfield) Business     Yes        Yes        1,125     3,712            0       3,712
                   Center
  239      AMCC    Lanier Commons Shopping Center            Yes        Yes        8,310     9,282            0       9,439
  240      AMCC    Shawnee Medical Office                    Yes        Yes        2,748     4,000            0       4,001
  241      AMCC    Stanwood/Camano Village                   Yes        Yes        1,043     3,150            0       3,150
                   Professional Center
  242      AMCC    Office Depot                              No         No         1,143     2,701       11,000           0
  243      GCFP    100 DeVilbiss Drive                       Yes        Yes       20,459    23,284            0      23,284
  244      GCFP    Palm Crest Apartments                     Yes        Yes       10,774    11,352        1,892      11,352
---------------------------------------------------------------------------------------------------------------------------
  245      GCFP    Newton & Wellesley Portfolio              Yes        Yes        2,981     2,676            0       2,676
  245a             571 Washington Street                     Yes        Yes        2,666     2,191
  245b             739 Beacon Street                         Yes        Yes          315       485
---------------------------------------------------------------------------------------------------------------------------
  246      AMCC    Shelton Park Apartments                   Yes        Yes       23,038    25,900            0      25,908
  247      SBRC    Tatum Ranch Center                        Yes        Yes          439     2,250            0       2,250
  248      GCFP    1516 East Bethany Home Road               Yes        Yes        4,005     5,309          885       5,309
  249      GCFP    Wynnton Apartments                        Yes        Yes       18,046    18,038       20,400      18,072
  250      GCFP    AA Access Self Storage                    Yes        Yes        5,025    12,012        1,987      11,922
  251      AMCC    80 Smith Street                           Yes        Yes        2,808     6,047            0       6,047
  252      SBRC    Park at Palmdale                          Yes        Yes        5,968     8,985            0       6,109
  253      SBRC    302 West 12th Street                      Yes        Yes          408     1,269            0       1,269
  254      GCFP    Ashley Diane and Woodlawn Apartments      Yes        Yes       12,371    12,371        3,096      12,384
  255      AMCC    Orangewood Industrial                     Yes        Yes       11,025    12,438            0       3,728
  256      AMCC    Trace Creek Shopping Center               Yes        Yes        1,002     1,680            0       1,680
  257      AMCC    19 Industrial Avenue                      Yes        Yes        8,200     9,165            0           0
  258      GCFP    2980 Northwest 74th Avenue                Yes        Yes        6,211     6,347        1,587       6,347
  259      GCFP    Baumann Industrial Plaza                  Yes        Yes        1,080     4,501        1,125       4,501
  260      AMCC    Randall Ridge Apartments                  Yes        Yes       11,302    11,280            0       9,600

  261      GCFP    San Jacinto Manor                         Yes        Yes       18,125    28,800            0           0
  262      AMCC    Maywood Retail Center                     Yes        Yes        3,890     4,349            0       4,349

  263      GCFP    Lamps Plus                                Yes        Yes        1,414     2,650          133       1,590
  264      AMCC    Jackson Square Apartments                 Yes        Yes       20,922    26,000            0      26,000
  265      AMCC    Comcast Facility                          No         Yes        3,620     3,620            0           0
  266      AMCC    Montlimar Square Office Building          Yes        Yes        2,144     3,922            0       3,922
  267      GCFP    5th Street Center                         Yes        Yes       12,408    12,408        3,102      12,408

  268      AMCC    Grant Road Place                          Yes        Yes        4,130     4,750            0           0
  269      GCFP    4101 Calloway Drive                       Yes        Yes          873       873            0           0
  270      AMCC    2201-2221 Hillside Avenue                 Yes        No         2,355     2,632            0           0

  271      AMCC    10200 Riverside Drive Office Building     Yes        Yes        2,565     3,847            0           0

  272      GCFP    Market Street Apartments                  Yes        Yes        8,404     9,250        2,313       9,250
  273      AMCC    Exxon/ IHOP                               No         No             0         0            0           0

  274      AMCC    Glenwood Plaza                            Yes        No         1,961     2,192            0           0
  275      AMCC    Oceanside Industrial                      No         No         7,400     8,271            0           0

  276      AMCC    Jewell Street Apartments                  Yes        Yes        4,449     3,169            0       2,400
  277      AMCC    Yellowstone Shopping Center               Yes        Yes        1,250     2,977            0           0
  278      AMCC    Panther Square                            Yes        Yes        1,237     1,486            0           0
  279      AMCC    Goose Creek Shopping Center               Yes        Yes            0     1,860            0           0
  280      AMCC    La Sabre Apartments                       Yes        Yes        9,570    10,800            0       7,200
  281      AMCC    Forrest Court Apartments                  Yes        Yes       11,878    13,800            0      11,500

  282      AMCC    Hampton Court Apartments                  Yes        No         3,873     4,550            0       4,550

  283      AMCC    Sierra Vista CSK Store                    No         No             0       700            0           0

                                                  ESCROWED
                    RECOM-             ESCROWED   REPLACE-                                                           ESCROWED
                    MENDED     U/W     REPLACE-     MENT                              ESCROWED            ESCROWED    TI/LC
                    ANNUAL    ANNUAL     MENT     RESERVES               ESCROWED      TI/LC      U/W      TI/LC     RESERVES
                   REPLACE-  REPLACE-  RESERVES    CURRENT     U/W        TI/LC       RESERVES   ANNUAL   RESERVES    CURRENT
         MORTGAGE    MENT      MENT     INITIAL    ANNUAL     ANNUAL     RESERVES      CURRENT   TI/LC     INITIAL    ANNUAL
CONTROL    LOAN    RESERVES  RESERVES   DEPOSIT    DEPOSIT     TI/LC      INITIAL      ANNUAL   RESERVES   DEPOSIT    DEPOSIT
NUMBER    SELLER   PSF/UNIT  PSF/UNIT  PSF/UNIT   PSF/UNIT   RESERVES     DEPOSIT      DEPOSIT  PSF/UNIT  PSF/UNIT   PSF/UNIT
-----------------------------------------------------------------------------------------------------------------------------
  229      SBRC       0.09      0.15     0.00       0.15       33,084              0    33,084     0.62     0.00        0.62
  230      SBRC        276       276     0.00        276          NAP            NAP       NAP      NAP      NAP         NAP
  231      GCFP       0.25      0.25   0.25 LOC     0.00       20,020    400,000 LOC         0     0.50   10.08 LOC     0.00
  232      SBRC       0.07      0.15     0.00       0.15       10,758              0     9,492     0.20     0.00        0.18
  233      GCFP       0.04      0.15     0.00       0.15        3,818              0     3,783     0.35     0.00        0.35
  234      GCFP       0.02      0.01     1.38       0.00        3,818     38,178 LOC         0     0.35    3.50 LOC     0.00
  235      GCFP       0.03      0.15     0.02       0.10        3,780              0         0     0.25     0.00        0.00
  236      SBRC        212       272     0.00        272          NAP            NAP       NAP      NAP      NAP         NAP
  237      GCFP       0.18      0.18     0.03       0.19        7,698          1,326     7,956     0.45     0.08        0.47
  238      AMCC       0.05      0.15     0.00       0.15       44,775              0    23,507     1.81     0.00        0.95

  239      AMCC       0.16      0.18     0.00       0.18       31,455              0    10,488     0.60     0.00        0.20
  240      AMCC       0.10      0.15     0.00       0.15       26,299              0    14,670     0.99     0.00        0.55
  241      AMCC       0.05      0.15     0.00       0.15       25,729              0    21,000     1.23     0.00        1.00

  242      AMCC       0.06      0.15     0.61       0.00        7,293              0         0     0.40     0.00        0.00
  243      GCFP       0.13      0.15     0.00       0.15       43,308              0    43,320     0.28     0.00        0.28
  244      GCFP        245       258    43.00        258          NAP            NAP       NAP      NAP      NAP         NAP
-----------------------------------------------------------------------------------------------------------------------------
  245      GCFP       0.21      0.19     0.00       0.19       28,671              0    29,508     2.02     0.00        2.08
  245a                0.24      0.20                           24,800              0    25,524     2.26
  245b                0.10      0.15                            3,871              0     3,984     1.20
-----------------------------------------------------------------------------------------------------------------------------
  246      AMCC        230       259     0.00        259          NAP            NAP       NAP      NAP      NAP         NAP
  247      SBRC       0.03      0.15     0.00       0.15       13,203              0         0     0.88     0.00        0.00
  248      GCFP       0.15      0.20     0.03       0.20       27,605          4,426    26,555     1.04     0.17        1.00
  249      GCFP        251       251      283        251          NAP            NAP       NAP      NAP      NAP         NAP
  250      GCFP       0.04      0.10     0.02       0.10          NAP            NAP       NAP      NAP      NAP         NAP
  251      AMCC       0.07      0.15     0.00       0.15       27,291              0    22,977     0.68     0.00        0.57
  252      SBRC       0.17      0.25     0.00       0.17       31,924              0    38,018     0.89     0.00        1.06
  253      SBRC       0.08      0.25     0.00       0.25        5,777              0     5,777     1.14     0.00        1.14
  254      GCFP        258       258    64.50        258          NAP            NAP       NAP      NAP      NAP         NAP
  255      AMCC       0.30      0.33     0.00       0.10       18,031         10,000    14,910     0.48     0.27        0.40
  256      AMCC       0.09      0.15     0.00       0.15        9,862              0         0     0.88     0.00        0.00
  257      AMCC       0.16      0.18     0.00       0.00       22,438              0         0     0.44     0.00        0.00
  258      GCFP       0.15      0.15     0.04       0.15       13,561          1,130    13,561     0.32     0.03        0.32
  259      GCFP       0.04      0.15     0.04       0.15       14,031          1,169    14,031     0.47     0.04        0.47
  260      AMCC        235       235     0.00        200          NAP            NAP       NAP      NAP      NAP         NAP

  261      GCFP        189       300     0.00       0.00          NAP            NAP       NAP      NAP      NAP         NAP
  262      AMCC       0.18      0.20     0.00       0.20       19,316         50,000         0     0.89     2.30        0.00

  263      GCFP       0.13      0.25     0.01       0.15       13,272        100,000    13,284     1.25     9.43        1.25
  264      AMCC        201       250     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP
  265      AMCC       0.24      0.24     0.00       0.00        6,881              0         0     0.46     0.00        0.00
  266      AMCC       0.11      0.20     0.00       0.20       24,931              0    24,514     1.27     0.00        1.25
  267      GCFP       0.18      0.18     0.04       0.18       11,511         25,000    11,511     0.16     0.35        0.16

  268      AMCC       0.22      0.25     0.00       0.00       38,899              0         0     2.05     0.00        0.00
  269      GCFP       0.31      0.31     0.00       0.00          712              0         0     0.25     0.00        0.00
  270      AMCC       0.16      0.18     0.00       0.00       15,266              0         0     1.04     0.00        0.00

  271      AMCC       0.20      0.30     0.00       0.00       27,388              0         0     2.14     0.00        0.00

  272      GCFP        227       250    62.51        250          NAP            NAP       NAP      NAP      NAP         NAP
  273      AMCC       0.00      0.00     0.00       0.00        6,323              0         0     0.10     0.00        0.00

  274      AMCC       0.21      0.23     0.00       0.00       12,122         12,375         0     1.28     1.30        0.00
  275      AMCC       0.18      0.20     0.00       0.00       15,636              0         0     0.38     0.00        0.00

  276      AMCC        278       198     0.00        150          NAP            NAP       NAP      NAP      NAP         NAP
  277      AMCC       0.06      0.15     0.00       0.00       12,870              0         0     0.65     0.00        0.00
  278      AMCC       0.12      0.15     0.00       0.00       10,842         11,400         0     1.08     1.14        0.00
  279      AMCC       0.00      0.15     0.00       0.00        9,746              0         0     0.79     0.00        0.00
  280      AMCC        266       300     0.00        200          NAP            NAP       NAP      NAP      NAP         NAP
  281      AMCC        258       300     0.00        250          NAP            NAP       NAP      NAP      NAP         NAP

  282      AMCC        298       350     0.00        350          NAP            NAP       NAP      NAP      NAP         NAP

  283      AMCC       0.00      0.10     0.00       0.00        3,187              0         0     0.45     0.00        0.00